[GRAPHIC:  PHOTO OF BUILDINGS]               Nations
                                             Short-Term
                                             Income Fund

                                             Nations
                                             Short-Intermediate
                                             Government Fund

                                             Nations
                                             Government
                                             Securities Fund

                                             Nations
                                             U.S. Government
                                             Bond Fund

                                             Nations
                                             Intermediate
                                             Bond Fund

                                             Nations
                                             Bond Fund

                                             Nations
                                             Strategic
                                             Income Fund

                                             Nations
                                             High Yield
                                             Bond Fund

GOVERNMENT &
CORPORATE BOND FUNDS

ANNUAL REPORT FOR THE YEAR
ENDED MARCH 31, 2001


                                   [NATIONS FUNDS LOGO]

This Report is submitted for the general information of shareholders of Nations Funds. This material must be preceded or accompanied by a current Nations Funds prospectus.

Nations Funds distributor: Stephens Inc., which is not affiliated with Bank of America N.A., is not a bank, and securities offered by it are not guaranteed by any bank or insured by the FDIC. Stephens Inc., member NYSE, SIPC.

Nations Funds Investment adviser: Banc of America Advisors, Inc.

NOT FDIC INSURED              MAY LOSE VALUE                NO BANK GUARANTEE

PRESIDENTS' MESSAGE
                           Dear Shareholder:

                           The 12-month period ending March 31, 2001 marked one of the most difficult periods for investors in recent memory. As an investor, you've probably asked yourself many times over "When will it end?" The U.S. stock market has taken investors on a very wild ride during the past year and, more so, during the first quarter of 2001. After reaching all-time highs in early 2000, each of the three major stock market indexes -- the Dow Jones Industrial Average, Standard & Poor's 500 Composite Stock Price Index (S&P 500) and Nasdaq Composite Index (Nasdaq)(1) -- all ended the year 2000 in negative territory. To make matters worse, after some modest gains in January 2001, each of these indexes declined to levels not seen since 1998. It was the first time in a long time that both the S&P 500 and Nasdaq entered bear market territory -- defined by a loss of more than 20% from an index's 52-week high.

                           International stock markets also felt the impact of the U.S. economic slowdown. The year 2000 marked the first time since 1992 that international stocks -- represented by the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East
                           (EAFE) Index(2) -- finished the year in the minus column, down 14%. Bond investors were the only group to have anything to cheer about, as bonds -- represented by the Lehman Aggregate Bond Index(3) -- ended 2000 ahead of the S&P 500 by more than 20%. Not only that, it was the first time in a decade that bonds outperformed stocks.

                           Now more than ever we need to be reminded of the fact that investing generally is a long-term proposition -- one that requires patience and perseverance during volatile times. With that long-term view in mind, here are some points to note.

                           DOWNTURNS CAN ALSO EQUAL OPPORTUNITY
                           While many stocks were flying high in 1999 and 2000, especially in the technology sector, several Wall Street experts were warning that many of these stocks were overvalued. This warning has now come to fruition, as many of these high-flying growth stocks of yesterday now appear to be today's value opportunities. We've always been told to "buy low" and now may be a good opportunity to buy some of the most widely regarded companies in corporate America at a discount.

                           DIVERSIFICATION IS KEY
                           A carefully selected portfolio of stocks, bonds and money market instruments is a sensible way to reduce some of the risk associated with investing. Since different investments respond differently to the same economic conditions, we believe it makes even more sense to maintain a diversified portfolio through uncertain times. It's times like these that can prove the effectiveness of asset allocation.

                           (1)The Dow Jones Industrial Average is a price-weighted index of 30 of the largest, most widely held stocks traded on the New York Stock Exchange. The Standard & Poor's 500 Composite Stock Price Index is an index consisting of 500 widely held common stocks. The Nasdaq Composite Index tracks the performance of domestic common stocks traded on the regular Nasdaq market as well as National Market System traded foreign stocks and ADRs. All indexes are unmanaged and unavailable for investment.

                           (2)The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged, capitalization-weighted index consisting of securities listed on exchanges in European, Australasian and Far Eastern markets. It is unavailable for investment.

                           (3)The Lehman Aggregate Bond Index is an unmanaged index composed of the Government/Corporate
                           Bond Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index, and includes
                           U.S. Treasury issues, agency issues, corporate bond issues and mortgage-backed issues. It includes reinvestment of dividends and is unavailable for investment.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PRESIDENTS' MESSAGE CONTINUED...

                           BRIGHTER DAYS MAY BE AHEAD
                           The U.S. economy has been slowing down and we think it will continue to do so for the near future. In addition, the markets will continue to be rocked by reports of lower corporate earnings. However, the Federal Reserve Board has done its part in aiding the economy by reducing interest rates aggressively this year. The markets react to this sort of news almost instantly, but it's important to note that rate cuts take time to have a lasting effect on the economy -- some times up to four quarters before any real impact can be measured.

                           Please read through your report to see what your Managers of Distinction have to say about the markets, the economy and how your investment in Nation Funds has fared over the past 12 months. We encourage you to then have a conversation with your investment professional to discuss how you can take advantage of the current market environment as it relates to your long-term investment goals.

                           We remain committed to providing you with world-class investment management and competitive products to help you reach your long-term goals. Should you have any questions or comments on your annual report, please contact your investment professional or call us at 1.800.321.7854. You can also visit us online at www.nations-funds.com.

                           Thank you for being a part of the Nations Funds family.

                           Sincerely,

                           /s/ A. Max Walker
                           A. MAX WALKER
                           PRESIDENT AND CHAIRMAN OF THE BOARD
                           NATIONS FUNDS
                                                  /S/ ROBERT H. GORDON
                                                  ROBERT H. GORDON
                                                  PRESIDENT
                                                  BANC OF AMERICA ADVISORS, INC.

                           March 31, 2001

TABLE OF CONTENTS

                                     ECONOMIC OVERVIEW                                               3
                                     PORTFOLIO COMMENTARY
                                     Nations Short-Term Income Fund                                  5
                                     Nations Short-Intermediate Government Fund                     10
                                     Nations Government Securities Fund                             15
                                     Nations U.S. Government Bond Fund                              20
                                     Nations Intermediate Bond Fund                                 25
                                     Nations Bond Fund                                              30
                                     Nations Strategic Income Fund                                  35
                                     Nations High Yield Bond Fund                                   41
                                     FINANCIAL STATEMENTS
                                     Statements of net assets                                       47
                                     Statements of operations                                       74
                                     Statements of changes in net assets                            76
                                     Schedules of capital stock activity                            80
                                     Financial highlights                                           88
                                     Notes to financial statements                                 104
                                     Statement of net assets -- Nations Master Investment Trust
                                       Nations Intermediate Bond Master Portfolio                  119
                                       Nations High Yield Bond Master Portfolio                    124
                                     Statement of operations                                       130
                                     Statement of changes in net assets                            131
                                     Supplementary data                                            131
                                     Notes to financial statements                                 132

                            ------------------------------------------------------------------------------
                                NATIONS FUNDS
                                RECOGNIZED FOR                         [DALBAR LOGO]
                                OUTSTANDING
                                INTERMEDIARY AND                       DALBAR, Inc., is a well-respected
                                SHAREHOLDER SERVICE                    research firm that measures
                                                                       customer service levels and
                                IN RECOGNITION OF ITS COMMITMENT TO    establishes benchmarks in the
                                PROVIDE INVESTMENT PROFESSIONALS       financial services industry.
                                AND SHAREHOLDERS WITH THE HIGHEST
                                LEVEL OF SERVICE IN THE MUTUAL FUND
                                INDUSTRY, NATIONS FUNDS RECEIVED
                                BOTH THE DALBAR INTERMEDIARY
                                SERVICE AWARD AND MUTUAL FUND
                                SERVICE AWARD IN 2000.
                            ------------------------------------------------------------------------------

                      (This page intentionally left blank)

ECONOMIC OVERVIEW
BANC OF AMERICA CAPITAL MANAGEMENT*

                           THE YEAR IN REVIEW

                           The U.S. economy slowed dramatically in the year ended March 31, 2001, which weighed heavily on corporate profit performance and stock prices. The pendulum in the equity market swung from euphoria to pessimism, with hard-hit technology stocks responsible for much of the pull. Conversely, the fixed-income market recorded impressive gains, as weary investors scrambled for the security and liquidity of bonds.

                           The stock market's performance during the past year was hardly uniform. The Standard & Poor's 500 Composite Stock Price Index** suffered a 22% loss in total return over the 12-month period, while the tech-heavy Nasdaq Composite Index*** plummeted 60%. Value strategies generally trumped growth approaches, reversing the trend of the past four years and highlighting the importance of diversification.

                           While the broad market suffered a setback over the past year, investors achieved double-digit rates of return in several sectors, including utilities, transportation, consumer staples, health care and financial services. The energy sector also yielded a positive return. Joining the technology sector in the red were basic materials, capital goods, consumer cyclicals and communications.

                           Fixed-income products provided a safe haven for investors, as slowing economic activity, interest-rate cuts by the Federal Reserve Board, and a strong U.S. dollar drove bond prices higher. Both U.S. Treasury securities and corporate bonds delivered double-digit returns to their holders in the 12 months ending March 31, 2001.

                           The performance of the U.S. economy provided the backdrop for this rapid change in market sentiment. U.S. real GDP (gross domestic product) growth skidded from an explosive 8% at the end of 1999 to a mere 1% at the close of 2000. Three primary forces caused the slowdown: the Fed's aggressive tightening of interest rates to contain inflationary pressures; a sharp run-up in energy prices; and a rapid response by companies to control inventories amidst slowing consumer demand. As 2001 began, companies started to pare back earnings expectations, leaving investors questioning when a turning point might appear.

                           The abrupt slowdown in the economy caught everyone, even the Federal Reserve, by surprise. To arrest a possible slide into recession, U.S. monetary policymakers slashed interest rates by a full 150 basis points -- or one and one-half percent -- in the first quarter of 2001.+ Other interest rates had already started to fall in anticipation of these reductions and in response to weaker growth. The yield on 10-

                           *Banc of America Capital Management is the investment management group of Bank of America, N.A.
                           and includes Banc of America Capital Management, Inc., investment sub-adviser to many Nations Funds, and other non-bank affiliates of Bank of America.

                           **The Standard & Poor's 500 Composite Stock Price Index is a market-capitalization weighted index that measures the market value of 400 industrial stocks, 60 transportation and utility company stocks and 40 financial issues. It is unmanaged and unavailable for investment.

                           ***The Nasdaq Composite Index tracks the performance of domestic common stocks traded on the regular Nasdaq market as well as National Market System traded foreign stocks and ADRs. It is unmanaged and unavailable for investment.

                           +Since March 31, 2001, the Federal Reserve Board reduced the Federal Funds rate by 1.00%.

                           Source for all statistical data -- Banc of America Capital Management, Inc.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

ECONOMIC OVERVIEW CONTINUED...

                           year Treasury notes plummeted to less than 5.00% in March 2001 from around 6.25% a year earlier.

                           The tight linkages among various countries and the dominance of U.S. multinational companies have caused the effects of the U.S. economic slowdown to be felt worldwide. The capital markets in Asia, Europe and Latin America have all reflected the weakening demand from U.S. consumers and businesses. The world has managed to escape a global economic crisis during the past year, however, despite a major devaluation by Turkey, a recession in Argentina and growing weakness in Japan. Meanwhile, the ongoing strength of the U.S. dollar has reflected global investors' confidence in the long-term prospects of the U.S. economy.

                           THE YEAR AHEAD
                           As the second quarter of 2001 began, questions persisted as to whether the U.S. economy was headed for recession. While the manufacturing sector experienced a severe decline, with weakness spreading to other areas, housing remained strong and auto sales have performed better than expected. Some of the key forces causing the economic weakness have also, at least partially, reversed course. Monetary policy has shifted to an active easing, crude oil and natural gas prices have receded from their highs, and the inventory correction is well underway.

                           While it appears that a recession may still be avoided, significant risks persist. Concerns about the job market could cause consumers to be more frugal; companies could make aggressive cuts in capital spending or global weakness could intensify. Nevertheless, in our view, the U.S. economy should be able to recover by the end of 2001.

                           Look for inflation to remain relatively subdued, which will be welcome news for investors. Although the current slowdown may temper near-term productivity performance, we believe longer-term trends will remain favorable.

                           U.S. economic policy should work to help restore better growth rates. The Federal Reserve Board can be expected to reduce interest rates until the economy shows clear signs of stabilizing. Proposed tax cuts should provide some relief to consumers and businesses.

                           We anticipate corporate profit numbers to be extremely weak in the first half of 2001, but look forward to better numbers late in the year and into 2002. The stock market may begin to reflect better expectations well before they actually materialize.

                           On balance, the transition of a $10 trillion U.S. economy from a track of extremely rapid to more sustainable growth has been treacherous. However, we look for better news to unfold over the next 12 months. Investors who are diversified and retain a long-term investment horizon may find a number of rewarding opportunities in the coming year.

                           LYNN REASER, PH.D.
                           CHIEF ECONOMIST AND SENIOR MARKET STRATEGIST
                           BANC OF AMERICA CAPITAL MANAGEMENT

                           March 31, 2001

NATIONS SHORT-TERM
INCOME FUND
FIXED INCOME MANAGEMENT TEAM COMMENTARY*

                                         IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON
                                         NATIONS SHORT-TERM INCOME FUND'S PERFORMANCE FOR THE
                                         12-MONTH PERIOD ENDED MARCH 31, 2001 AND THEIR OUTLOOK FOR
                                         THE FUTURE.

PORTFOLIO MANAGEMENT                     PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
The Fund is managed by the Fixed         The Fund's investment style and philosophy are based upon
Income Management Team of Banc of        our belief that the fixed income total returns and
America Capital Management, Inc.,        consistency of returns we strive for may be achieved through
investment sub-adviser to the            a disciplined risk management process. We seek to control
Fund.                                    interest rate risk and emphasize a quantitative approach to
INVESTMENT OBJECTIVE                     sector allocation, sector rotation, and relative value
The Fund seeks high current income       security selection. Simply put, we believe that if we
consistent with minimal                  maximize the yield of the portfolio and manage its
fluctuations of principal.               duration -- or interest-rate sensitivity -- to an
PERFORMANCE REVIEW                       appropriate benchmark, the higher yield should enhance the
For the 12-month period ended            return of the portfolio. At the same time, we believe that
March 31, 2001, Nations Short-Term       managing the duration of the portfolio compared to the
Income Fund Investor A Shares            benchmark will lessen unnecessary portfolio performance
provided shareholders with a total       volatility.
return of 9.28%.**                       The investment strategy of Nations Short-Term Income Fund is to seek to outperform the Merrill Lynch 1-3 year Treasury
                                         Index***. The index is comprised of U.S. Treasury securities that have remaining maturities between one and three years, and it has an average duration of 1.7 years. This index is well matched to the Lipper Short Investment Grade Debt Funds
                                         Average+.
                                         Our strategy is focused on adding yield to the portfolio by over-weighting shorter duration corporate securities and
                                         under-weighting U.S. Treasury and agency securities. The
                                         security selection process is based on seeking relative
                                         value and uses both quantitative and fundamental credit
                                         analyses.
                                         WHAT WERE ECONOMIC AND MARKET CONDITIONS LIKE DURING THE
                                         REPORTING PERIOD?
                                         The U.S. economy slowed dramatically for the year ended
                                         March 31, 2001, which weighed heavily on corporate profit
                                         performance and stock prices. The pendulum in the equity
                                         market swung from euphoria to pessimism, with hard-hit
                                         technology stocks responsible for much of the pull.
                                         Conversely, the fixed-income market recorded impressive
                                         gains as many weary investors scrambled for the relative
                                         security and liquidity of bonds.

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 1.00%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table. The performance shown includes the effects of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which has the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

                           ***The Merrill Lynch 1-3 year Treasury Index is an unmanaged index of short-term U.S. Treasury securities maturing in one to three years with coupons higher than 4.25%. It is unavailable for investment.

                           +Lipper, Inc. is an independent mutual fund performance monitor. Funds in the Lipper Short Investment Grade Debt Funds Average invest at least 65% of their assets in investment grade debt issues with dollar-weighted average maturities of less than three years.

                           Source for all statistical data -- Banc of America Capital Management, Inc.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS SHORT-TERM
INCOME FUND
FIXED INCOME MANAGEMENT TEAM COMMENTARY continued

                                         During the period, fixed-income products generally provided a safe haven for investors, as slowing economic activity,
                                         interest-rate cuts by the Federal Reserve Board (the Fed)
                                         and a strong U.S. dollar drove bond prices higher. Both U.S.
                                         Treasury securities and corporate bonds delivered
                                         double-digit returns to their holders in the 12 months
                                         ending March 31, 2001.

                                         The abrupt slowdown in the economy caught everyone, even the
                                         Fed, by surprise. To arrest a possible slide into recession,
                                         U.S. monetary policymakers slashed interest rates by a full
                                         150 basis points in the first quarter of 2001. Other
                                         interest rates had already started to fall in anticipation of these reductions and in response to weaker growth. The
                                         yield on 10-year Treasury notes plummeted to less than 5.00%
                                         in March 2001 from approximately 6.25% a year earlier.
                                         While the overall fixed income market posted double-digit
                                         returns for the year, a number of large and relatively
                                         well-known investment grade issuers came under severe
                                         pressure. Bond prices of issuers like Lucent Technologies,
                                         Pacific Gas and Electric, and J.C. Penney dropped by 10% to
                                         40% on deteriorating earnings prospects and added to the
                                         overall volatility of the credit markets.
                                         Despite increased levels of volatility, higher quality fixed income securities and some of the more credit sensitive
                                         sectors managed to outperform U.S. Treasury notes over the year. The table below highlights the performance of several sectors of the U.S. fixed income markets and shows how these sectors performed versus an investment in a comparable
                                         maturity U.S. Treasury note. As can be seen in the table
                                         below, longer-term commercial mortgage-backed securities,
                                         U.S. agency debentures, U.S. agency mortgage-backed
                                         securities and AAA rated asset-backed securities all
                                         out-performed comparable U.S. Treasury notes by 1.5% to 3.0%
                                         over the past 12 months. Even high-grade corporates
                                         performed well, with AA and A rated issuers out-performing
                                         U.S. Treasury notes by 1.63% and 0.73% respectively. The
                                         only areas where investors may have been better off
                                         investing in U.S. Treasury securities were in BBB rated and
                                         B rated corporate debt. While both of these sectors offered higher yields over the past year, U.S. Treasuries provided greater total return due to their greater price increases.

                                       ----------------------------------------------------------------------------------
                                                                               EXCESS TOTAL RETURN TO COMPARABLE DURATION
                                                       SECTOR                            U.S. TREASURY NOTE(1)
                                       ----------------------------------------------------------------------------------
                                       Agency Debentures                                          1.91%
                                       Agency Mortgage-Backed Securities                          1.46
                                       AAA Asset-Backed Securities                                1.49
                                       AAA Commercial Mortgage-Backed
                                         Securities                                               2.94
                                       Corporates (All)                                           0.44
                                       AAA/AA Rated Corporates                                    1.63
                                       A Rated Corporates                                         0.73
                                       BBB Rated Corporates                                      -0.72
                                       BB Rated Corporates                                        4.30
                                       B Rated Corporates                                        -6.29
                                       ----------------------------------------------------------------------------------
                                       (1)Excess total returns based upon Banc of America Capital Management, Inc.
                                          analysis of the Salomon Fixed Income Benchmarks and other selected fixed income markets.

NATIONS SHORT-TERM
INCOME FUND
FIXED INCOME MANAGEMENT TEAM COMMENTARY continued

                                         HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
                                         Despite the volatile markets, we remained faithful to our
                                         strategy of attempting to control interest rate risk and
                                         focusing on relative value opportunities across the fixed
                                         income markets. The portfolio was heavily weighted in high quality sectors with a particular focus on government
                                         securities, AAA rated asset-backed and corporate notes. We increased the Fund's allocation in AAA rated asset-backed
                                         securities to 25% to take advantage of their perceived
                                         attractiveness versus other AAA rated securities. We
                                         modestly reduced our exposure to corporate bonds to 50%. We did not feel it was prudent to reduce our exposure beyond
                                         this because short-term corporates have historically
                                         provided very high risk-adjusted returns.

                                         WHAT INVESTMENT DECISIONS CONTRIBUTED TO THE FUND'S
                                         PERFORMANCE?++
                                         Our strategic overweight to the high quality sectors helped the Fund's total return performance for the period. The
                                         portfolio was invested in AAA rated asset-backed securities and agency debentures in lieu of U.S. Treasury notes. As can be seen in the table above, high quality credit sensitive
                                         sectors outperformed U.S. Treasury notes and this
                                         contributed to the overall Fund performance.
                                         WHAT INVESTMENT DECISIONS HINDERED OVERALL FUND PERFORMANCE
                                         DURING THE PERIOD?
                                         One investment decision that hindered the overall Fund
                                         performance was to maintain the portfolio's exposure to BBB rated corporate bonds. While the portfolio was invested in shorter maturity securities, the slowing of the U.S. economy and the perceived risk of recession widened yield spreads on these securities and reduced the overall performance of the portfolio.
                                         WHAT IS YOUR OUTLOOK FOR THE NEAR TERM AND HOW WILL YOU
                                         POSITION THE FUND?
                                         While the outlook for the U.S. economy remains unclear, we believe that second and third quarter corporate profits will likely be weak and the performance of the credit sensitive sectors should remain volatile. Looking further out, we
                                         believe the 150 basis point decline in the Federal Funds
                                         rate since January may stop the decline in U.S. Gross
                                         Domestic Product growth and the economy may begin to turn
                                         upward in the fourth quarter of 2001.
                                         Despite the fact that we expect weaker short-term corporate profits, we have decided to maintain our corporate exposure at current levels. The yield spreads of corporate notes to
                                         U.S. Treasury notes are already at recession levels, and if we underweight these sectors, we run the risk of missing the expected improvement in the U.S. economy. Once there is a
                                         clear sign that the U.S. economy has stopped slowing, we
                                         plan to increase our exposure to corporate securities. We
                                         plan to fund our increased allocation to corporate bonds by selling treasuries, agencies and AAA rated asset-backed
                                         securities.

                           ++Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS SHORT-TERM
INCOME FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/01)

[PIE CHART]

Other                                                                             2.2
Corporate bonds and notes                                                        51.3
U.S. Treasury obligations                                                        10.1
Mortgage-backed securities                                                       11.6
Asset-backed securities                                                          24.8

                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  EQCC Home Equity Loan Trust, Series
                                                                                 1998-1, Class A4F, 6.459% 03/15/21      3.2%
                                                                            -------------------------------------------------
                                                                              2  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 5.750% 04/15/03    3.0%
                                                                            -------------------------------------------------
                                                                              3  U.S. Treasury Note, 5.750% 04/30/03     2.6%
                                                                            -------------------------------------------------
                                                                              4  Federal Home Loan Mortgage
                                                                                 Corporation (FHLMC) Certificates,
                                                                                 5.000% 01/15/04                         2.3%
                                                                            -------------------------------------------------
                                                                              5  First Sierra Receivables, Series
                                                                                 1999-1, Class A4, 5.730% 09/15/04       2.2%
                                                                            -------------------------------------------------
                                                                              6  BankBoston RV Trust, Series 1997-1,
                                                                                 Class A7, 6.480% 07/15/08               2.2%
                                                                            -------------------------------------------------
                                                                              7  Residential Asset Securities
                                                                                 Corporation, Series 1999-KS1, Class
                                                                                 A13, 6.110% 05/25/25                    2.0%
                                                                            -------------------------------------------------
                                                                              8  U.S. Treasury Note, 6.000% 08/15/04     2.0%
                                                                            -------------------------------------------------
                                                                              9  Federal Home Loan Mortgage
                                                                                 Corporation (FHLMC) Certificates,
                                                                                 5.750% 07/15/03                         1.9%
                                                                            -------------------------------------------------
                                                                             10  U.S. Treasury strips, Principal only,
                                                                                 4.648% 11/15/04                         1.8%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2001, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

NATIONS SHORT-TERM
INCOME FUND
PERFORMANCE
   GROWTH OF A $10,000 INVESTMENT

                                                AVERAGE ANNUAL TOTAL RETURN
                                                Investor A Shares

                                                                                    SINCE INCEPTION  NAV**     MOP*
                                                                                    (10/2/92
                                                                                     through
                                                                                     3/31/01)        5.46%     5.33%

                                                The charts to the left show the
                                                growth in value of a
                                                hypothetical $10,000 investment
                                                in Investor A Shares of Nations
                                                Short-Term Income Fund from the
                                                inception of the share class.
                                                Figures for the Merrill Lynch
                                                1-3 Year Treasury Index, an
                                                unmanaged index of short-term
                                                U.S. Treasury securities
                                                maturing in 1-3 years with
                                                coupons higher than 4.25%,
                                                include reinvestment of
                                                dividends. It is unavailable for
                                                investment. The performance of
                                                Primary A, Investor B and
                                                Investor C Shares may vary based
                                                on the differences in sales
                                                loads and fees paid by the
                                                shareholders investing in each
                                                class.

[INVESTOR A SHARES AT MOP* RETURN CHART]                 [CHART LEGEND]

                                                                                                 MERRILL LYNCH 1-3 YEAR TREASURY
                                                               NATIONS SHORT-TERM INCOME FUND                 INDEX
                                                               ------------------------------    -------------------------------
Oct. 2 1992                                                                 9900                              10000
1992                                                                        9815                              10018
                                                                           10124                              10239
                                                                           10295                              10350
                                                                           10480                              10498
1993                                                                       10536                              10560
                                                                           10431                              10507
                                                                           10389                              10516
                                                                           10488                              10620
1994                                                                       10484                              10620
                                                                           10817                              10976
                                                                           11192                              11329
                                                                           11361                              11499
1995                                                                       11648                              11789
                                                                           11673                              11827
                                                                           11783                              11947
                                                                           11968                              12144
1996                                                                       12192                              12375
                                                                           12262                              12456
                                                                           12497                              12730
                                                                           12725                              12980
1997                                                                       12902                              13198
                                                                           13080                              13392
                                                                           13288                              13597
                                                                           13608                              14016
1998                                                                       13686                              14122
                                                                           13846                              14207
                                                                           13878                              14288
                                                                           14014                              14468
1999                                                                       14097                              14555
                                                                           14228                              14737
                                                                           14450                              14990
                                                                           14741                              15305
2000                                                                       15069                              15718
Mar. 31, 2001                                                              15548                              16152

[INVESTOR A SHARES AT NAV** RETURN CHART]

                                                                                                 MERRILL LYNCH 1-3 YEAR TREASURY
                                                               NATIONS SHORT-TERM INCOME FUND                 INDEX
                                                               ------------------------------    -------------------------------
Oct. 2 1992                                                                10000                              10000
1992                                                                        9914                              10018
                                                                           10226                              10239
                                                                           10399                              10350
                                                                           10586                              10498
1993                                                                       10642                              10560
                                                                           10536                              10507
                                                                           10494                              10516
                                                                           10594                              10620
1994                                                                       10590                              10620
                                                                           10926                              10976
                                                                           11305                              11329
                                                                           11476                              11499
1995                                                                       11764                              11789
                                                                           11791                              11827
                                                                           11902                              11947
                                                                           12089                              12144
1996                                                                       12315                              12375
                                                                           12386                              12456
                                                                           12623                              12730
                                                                           12354                              12980
1997                                                                       13032                              13198
                                                                           13212                              13392
                                                                           13422                              13597
                                                                           13746                              14016
1998                                                                       13824                              14122
                                                                           13986                              14207
                                                                           14018                              14288
                                                                           14156                              14468
1999                                                                       14239                              14555
                                                                           14371                              14737
                                                                           14594                              14990
                                                                           14888                              15305
2000                                                                       15217                              15718
Mar. 31, 2001                                                              15704                              16152

   TOTAL RETURN (AS OF 3/31/01)

                                                       INVESTOR A                  INVESTOR B                 INVESTOR C
                                  PRIMARY A        NAV**         MOP*         NAV**        CDSC***        NAV**        CDSC***
Inception date                    9/30/92                10/2/92                     6/7/93                     10/2/92
-----------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                 9.44%           9.28%         8.14%        8.36%         3.36%         8.37%         7.37%
-----------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                            6.14%           5.93%         5.57%        5.46%         4.55%         5.29%         5.29%
5 YEARS                            6.11%           5.90%         5.68%        5.55%         5.23%         5.45%         5.45%
SINCE INCEPTION                    5.69%           5.46%         5.33%        5.27%         5.27%         5.11%         5.11%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 1.00%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

NATIONS SHORT-INTERMEDIATE
GOVERNMENT FUND
FIXED INCOME MANAGEMENT TEAM COMMENTARY*

                                         IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON
                                         NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND'S PERFORMANCE FOR
                                         THE 12-MONTH PERIOD ENDED MARCH 31, 2001 AND THEIR OUTLOOK
                                         FOR THE FUTURE.

PORTFOLIO MANAGEMENT                     PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
The Fund is managed by the Fixed         The Fund's investment style and philosophy are based upon
Income Management Team of Banc of        our belief that the fixed income total returns and
America Capital Management, Inc.,        consistency of returns we strive for may be achieved through
investment sub-adviser to the            a disciplined risk management process. We focus on seeking
Fund.                                    to control interest rate risk and emphasize a quantitative approach to sector allocation, sector rotation, and relative
INVESTMENT OBJECTIVE                     value security selection. Simply put, we believe that if we
The Fund seeks high current income       maximize the yield of the portfolio and manage its
consistent with modest fluctuation       duration -- or interest-rate sensitivity -- to an
of principal.                            appropriate benchmark, the higher yield should enhance the return of the portfolio. At the same time, we believe that
PERFORMANCE REVIEW                       managing the duration of the portfolio compared to the
For the 12-month period ended            benchmark will lessen unnecessary portfolio performance
March 31, 2001, Nations                  volatility.
Short-Intermediate Government Fund       Nations Short-Intermediate Government Fund seeks to
Investor A Shares provided               outperform the Lehman Intermediate Government Bond Index***
shareholders with a total return         (Index). The Index is comprised of all U.S. Treasury and
of 11.31%.**                             agency issues with maturities from one to ten years. It has an average duration of 3.5 years.

                                         WHAT WERE ECONOMIC AND MARKET CONDITIONS LIKE DURING THE
                                         REPORTING PERIOD?
                                         The U.S. economy slowed dramatically in the year ended March
                                         31, 2001, which weighed heavily on corporate profit
                                         performance and stock prices. The pendulum in the equity
                                         market swung from euphoria to pessimism, with hard-hit
                                         technology stocks responsible for much of the pull.
                                         Conversely, the fixed-income market recorded impressive
                                         gains as many weary investors scrambled for the relative
                                         security and liquidity of bonds.
                                         During the period, fixed-income products generally provided a safe haven for investors as slowing economic activity,
                                         interest-rate cuts by the Federal Reserve Board (the Fed), and a strong U.S. dollar drove bond prices higher. Both U.S.
                                         Treasury securities and corporate bonds delivered
                                         double-digit returns to their holders in the 12 months
                                         ending March 31, 2001.
                                         The abrupt slowdown in the economy caught everyone, even the
                                         Fed, by surprise. To arrest a possible slide into recession,
                                         U.S. monetary policymakers slashed interest rates by a full
                                         150 basis points in the first quarter of 2001. Other
                                         interest rates had already started to fall in anticipation of these reductions and in response

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 3.25%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service provider, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

                           ***The Lehman Intermediate Government Bond Index is an unmanaged index comprised of U.S.
                           government agency and U.S. Treasury securities and includes reinvestment of all dividends.

                           Source for all statistical data -- Banc of America Capital Management, Inc.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
 10

NATIONS SHORT-INTERMEDIATE
GOVERNMENT FUND
FIXED INCOME MANAGEMENT TEAM COMMENTARY continued


                                         to weaker growth. The yield on 10-year Treasury notes
                                         plummeted to less than 5.00% in March 2001 from around 6.25%
                                         a year earlier.
                                         While the overall fixed income market posted double-digit
                                         returns for the year, a number of large and relatively well known investment grade issuers came under severe pressure.
                                         Bond prices of issuers like Lucent Technologies, Pacific Gas and Electric, and J.C. Penney dropped by 10% to 40% on
                                         deteriorating earnings prospects and added to the overall
                                         volatility of the credit markets.
                                         Despite increased levels of volatility, higher quality fixed income securities and some of the more credit sensitive
                                         sectors managed to outperform U.S. Treasury notes over the year. The table below highlights the performance of several sectors of the U.S. fixed income markets and shows how these sectors performed versus an investment in a comparable
                                         maturity U.S. Treasury note. As can be seen in the table
                                         below, U.S. agency debentures, U.S. agency mortgage-backed securities, AAA rated asset-backed securities and commercial mortgage-backed securities all out-performed comparable U.S.
                                         Treasury notes by 1.5% to 3.0% over the past 12 months. Even high-grade corporates performed well, with AA and A rated
                                         issuers out-performing U.S. Treasury notes by 1.63% and
                                         0.73% respectively. The only areas where investors would
                                         have been better off investing in U.S. Treasury securities were in BBB rated and B rated corporate debt. While both of these sectors offered higher yields over the past year, U.S.
                                         Treasuries provided greater total return due to their
                                         greater price increases.

                                       ---------------------------------------------------------------------------------
                                                                              EXCESS TOTAL RETURN TO COMPARABLE DURATION
                                                      SECTOR                            U.S. TREASURY NOTE(1)
                                       ---------------------------------------------------------------------------------
                                       Agency Debentures                                         1.91%
                                       Agency Mortgage-Backed Securities                         1.46
                                       AAA Asset-Backed Securities                               1.49
                                       AAA Commercial Mortgage-Backed
                                         Securities                                              2.94
                                       Corporates (All)                                          0.44
                                       AAA/AA Rated Corporates                                   1.63
                                       A Rated Corporates                                        0.73
                                       BBB Rated Corporates                                     -0.72
                                       BB Rated Corporates                                       4.30
                                       B Rated Corporates                                       -6.29
                                       ---------------------------------------------------------------------------------

                           (1)Excess total returns based upon Banc of America
                              Capital Management, Inc. analysis of the Salomon Fixed Income Benchmarks and other selected fixed income markets.

                                         HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
                                         Despite the volatile markets, we remained faithful to our
                                         strategy of attempting to control interest rate risk and
                                         focusing on relative value opportunities across the fixed
                                         income markets. The portfolio was heavily weighted in high quality sectors with a particular focus on agency
                                         mortgage-backed securities and AAA rated commercial
                                         mortgage-backed securities. While these sectors are not
                                         immune from credit risk, they do offer substantial
                                         protection from default. U.S. agency mortgage-backed
                                         securities are backed by either an explicit or an implicit guarantee of the U.S. government as well as by the real
                                         estate underlying each mortgage. AAA rated commercial
                                         mortgage-backed securities are backed by highly diverse
                                         pools of commercial real estate loans and they are
                                         structured to attempt to withstand defaults of 50% or more.

NATIONS SHORT-INTERMEDIATE
GOVERNMENT FUND
FIXED INCOME MANAGEMENT TEAM COMMENTARY continued

                                         WHAT INVESTMENT DECISIONS CONTRIBUTED TO THE FUND'S
                                         PERFORMANCE?+
                                         Our strategic over-weight to the high quality sectors helped the Fund's total return performance for the period. The
                                         portfolio was invested in AAA rated commercial and agency
                                         residential mortgage-backed securities in lieu of U.S.
                                         Treasury notes. As can be seen in the table above, high
                                         quality credit sensitive sectors outperformed U.S. Treasury notes and this contributed to the overall portfolio
                                         performance.

                                         WHAT INVESTMENT DECISIONS HINDERED OVERALL FUND PERFORMANCE
                                         DURING THE PERIOD?
                                         The investment decision that hindered the overall
                                         performance of the Fund was our decision to not increase our exposure to agency debentures during the third quarter of
                                         2000. Yield spreads of agency debentures had tightened from historical levels and, while they were still at relatively wide spreads, we felt that spreads would widen before they tightened further. Unfortunately, spreads continued to
                                         tighten. While this did not reduce the performance of the
                                         Fund, it was a missed opportunity.

                                         WHAT IS YOUR OUTLOOK FOR THE NEAR TERM AND HOW WILL YOU
                                         POSITION THE FUND?
                                         While the outlook for the U.S. economy remains unclear, we believe that second and third quarter corporate profits will likely be weak and the performance of the credit sensitive sectors should remain volatile. Looking further out, we
                                         believe the 150 basis point decline in the Federal Funds
                                         rate since January may stop the decline in Gross Domestic
                                         Product growth and the economy may begin to turn upward in the fourth quarter of 2001.
                                         Our immediate plans are to increase our exposure to agency mortgage-backed securities once interest rates begin to
                                         rise. As interest rates fell, many home-owners refinanced
                                         their mortgages and this increased prepayment rates and
                                         supply. The increased supply put pressure on mortgage-backed securities and we believe they now appear to be attractively priced relative to many high-grade sectors.

                           +Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS SHORT-INTERMEDIATE
GOVERNMENT FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/01)

[PIE CHART]

Other                                                                             2.5
U.S. Treasury obligations                                                        10.2
U.S. government and agency obligations                                            6.2
Mortgage-backed securities                                                       81.1

                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  U.S. Treasury Strip, Principal only,
                                                                                 4.648% 11/15/04                         8.9%
                                                                            -------------------------------------------------
                                                                              2  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 6.500% 02/01/31    8.7%
                                                                            -------------------------------------------------
                                                                              3  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 6.500% 08/15/04    7.6%
                                                                            -------------------------------------------------
                                                                              4  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 7.500% 09/01/29    7.4%
                                                                            -------------------------------------------------
                                                                              5  Government National Mortgage
                                                                                 Association (GNMA) Certificates,
                                                                                 8.000% 06/15/30                         6.8%
                                                                            -------------------------------------------------
                                                                              6  Government National Mortgage
                                                                                 Association (GNMA) Certificates,
                                                                                 8.000% 11/01/30                         5.4%
                                                                            -------------------------------------------------
                                                                              7  Federal Home Loan Bank (FHLB), 5.125%
                                                                                 04/17/01                                5.1%
                                                                            -------------------------------------------------
                                                                              8  Federal Home Loan Mortgage
                                                                                 Corporation (FHLMC) Certificates,
                                                                                 6.250% 10/15/02                         4.5%
                                                                            -------------------------------------------------
                                                                              9  Federal Home Loan Mortgage
                                                                                 Corporation (FHLMC) Certificates,
                                                                                 7.000% 11/01/30                         3.8%
                                                                            -------------------------------------------------
                                                                             10  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 6.500% 02/01/31    3.3%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2001, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

NATIONS SHORT-INTERMEDIATE
GOVERNMENT FUND
PERFORMANCE
   GROWTH OF A $10,000 INVESTMENT

                                                AVERAGE ANNUAL TOTAL RETURN
                                                Investor A Shares

                                                                                    SINCE INCEPTION  NAV**     MOP*
                                                                                    (8/5/91 through
                                                                                     3/31/01)        6.26%     5.91%

                                                The charts to the left show the
                                                growth in value of a
                                                hypothetical $10,000 investment
                                                in Investor A Shares of Nations
                                                Short-Intermediate Government
                                                Fund from the inception of the
                                                share class. Figures for the
                                                Lehman Intermediate Government
                                                Bond Index, an unmanaged index
                                                comprised of U.S. government
                                                agency and U.S. Treasury
                                                securities, include reinvestment
                                                of dividends. It is unavailable
                                                for investment. The performance
                                                of Primary A, Primary B,
                                                Investor B and Investor C Shares
                                                may vary based on the
                                                differences in sales loads and
                                                fees paid by the shareholders
                                                investing in each class.

[INVESTOR A SHARES AT MOP* RETURN CHART]                 [CHART LEGEND]

                                                                 NATIONS SHORT-INTERMEDIATE       LEHMAN INTERMEDIATE GOVERNMENT
                                                                  GOVERNMENT FUND $17,413               BOND INDEX $19,644
                                                                 --------------------------       ------------------------------
Aug. 5 1991                                                                 9675                              10000
                                                                           10088                              10363
1991                                                                       10569                              10862
                                                                           10412                              10748
                                                                           10874                              11165
                                                                           11255                              11655
1992                                                                       11171                              11616
                                                                           11594                              12051
                                                                           11771                              12287
                                                                           12031                              12546
1993                                                                       12047                              12565
                                                                           11832                              12332
                                                                           11712                              12263
                                                                           11766                              12358
1994                                                                       11735                              12345
                                                                           12177                              12859
                                                                           12629                              13459
                                                                           12806                              13668
1995                                                                       13168                              14125
                                                                           13047                              14028
                                                                           13059                              14122
                                                                           13278                              14365
1996                                                                       13561                              14697
                                                                           13541                              14694
                                                                           13896                              15104
                                                                           14218                              15491
1997                                                                       14517                              15833
                                                                           14710                              16072
                                                                           14948                              16370
                                                                           15401                              17134
1998                                                                       15444                              17177
                                                                           15410                              17131
                                                                           15299                              17098
                                                                           15423                              17271
1999                                                                       15478                              17264
                                                                           15630                              17545
                                                                           15903                              17865
                                                                           16333                              18343
2000                                                                       16936                              19072
Mar. 31 2001                                                               17413                              19644

[INVESTOR A SHARES AT NAV** RETURN CHART]

                                                                 NATIONS SHORT-INTERMEDIATE       LEHMAN INTERMEDIATE GOVERNMENT
                                                                  GOVERNMENT FUND $17,979               BOND INDEX $19,644
                                                                 --------------------------       ------------------------------
Aug. 5 1991                                                               10000.00                           10000.00
                                                                          10427.00                           10363.00
1991                                                                      10924.00                           10862.00
                                                                          10762.00                           10748.00
                                                                          11239.00                           11165.00
                                                                          11633.00                           11655.00
1992                                                                      11547.00                           11616.00
                                                                          11983.00                           12051.00
                                                                          12167.00                           12287.00
                                                                          12435.00                           12546.00
1993                                                                      12452.00                           12565.00
                                                                          12230.00                           12332.00
                                                                          12105.00                           12263.00
                                                                          12161.00                           12358.00
1994                                                                      12129.00                           12345.00
                                                                          12587.00                           12859.00
                                                                          13053.00                           13459.00
                                                                          13236.00                           13668.00
1995                                                                      13611.00                           14125.00
                                                                          13486.00                           14028.00
                                                                          13498.00                           14122.00
                                                                          13724.00                           14365.00
1996                                                                      14017.00                           14697.00
                                                                          13996.00                           14694.00
                                                                          14362.00                           15104.00
                                                                          14696.00                           15491.00
1997                                                                      15004.00                           15833.00
                                                                          15204.00                           16072.00
                                                                          15450.00                           16370.00
                                                                          15918.00                           17134.00
1998                                                                      15963.00                           17177.00
                                                                          15928.00                           17131.00
                                                                          15813.00                           17098.00
                                                                          15941.00                           17271.00
1999                                                                      15999.00                           17264.00
                                                                          16156.00                           17545.00
                                                                          16420.00                           17865.00
                                                                          16863.00                           18343.00
2000                                                                      17487.00                           19072.00
Mar. 31 2001                                                              17979.00                           19644.00

   TOTAL RETURN (AS OF 3/31/01)

                                                           INVESTOR A           INVESTOR B            INVESTOR C
                               PRIMARY A   PRIMARY B   NAV**        MOP*    NAV**       CDSC***   NAV**       CDSC***
Inception date                  8/1/91     6/28/96           8/5/91               6/7/93                6/17/92
-----------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE              11.56%      11.01%     11.31%       7.75%   10.46%       7.46%    10.49%       9.49%
-----------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                          5.98%       5.54%      5.76%       4.58%    5.03%       4.72%     5.02%       5.02%
5 YEARS                          6.14%          --      5.92%       5.21%    5.29%       5.29%     5.33%       5.33%
SINCE INCEPTION                  6.45%       6.02%      6.26%       5.91%    4.70%       4.70%     5.03%       5.03%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 3.25%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

NATIONS GOVERNMENT
SECURITIES FUND
FIXED INCOME MANAGEMENT TEAM COMMENTARY*

                                         IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON
                                         NATIONS GOVERNMENT SECURITIES FUND'S PERFORMANCE FOR THE
                                         12-MONTH PERIOD ENDED MARCH 31, 2001 AND THEIR OUTLOOK FOR
                                         THE FUTURE.

PORTFOLIO MANAGEMENT                     PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
The Fund is managed by the Fixed         The Fund's investment style and philosophy are based upon
Income Management Team of Banc of        our belief that the fixed income total returns and
America Capital Management, Inc.,        consistency of returns we strive for may be achieved through
investment sub-adviser to the            a disciplined risk management process. We focus on seeking
Fund.                                    to control interest rate risk and emphasize a quantitative
INVESTMENT OBJECTIVE                     approach to sector allocation, sector rotation, and relative
The Fund seeks high current income       value security selection.
consistent with moderate                 The goal of Nations Government Securities Fund is to seek to
fluctuation of principal.                outperform the Lehman Government Bond Index*** (Index). The
PERFORMANCE REVIEW                       Index is comprised of all U.S. Treasury and agency issues
For the 12-month period ended            with maturities longer than 1 year and it has an average
March 31, 2001, Nations Government       duration of 5.5 years. This Index is well matched to the
Securities Fund Investor A Shares        Lipper General U.S. Government Funds Average.+
provided shareholders with a total       WHAT WERE ECONOMIC AND MARKET CONDITIONS LIKE DURING THE
return of 11.70%.**                      REPORTING PERIOD?
                                         The U.S. economy slowed dramatically over the past 12
                                         months, which made it a difficult year for both equity and credit sensitive markets. While the overall fixed income
                                         market posted double-digit returns for the year, a number of large and relatively well-known issuers came under severe
                                         pressure. Bonds of companies like Lucent Technologies,
                                         Pacific Gas and Electric, and J.C. Penney Company went from trading 2% to 3% higher in yield than U.S. Treasury notes to trading at yields in excess of 18% to 20%. Moody's Investor
                                         Services, Inc.++ increased its expected high yield default rate from 6% to almost 10% and the high yield market posted a return of only 2.71%. Since Nations Government Securities
                                         Fund normally invests in U.S. Government backed or AAA rated securities only, it proved to be a relatively safe haven
                                         from the credit risks associated with the corporate market.

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 4.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which has the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

                           ***The Lehman Government Bond Index represents the return of government bonds with an average maturity of approximately nine years and includes reinvestment of dividends. It is unmanaged and unavailable for investment.

                           +Lipper, Inc. is an independent mutual fund performance monitor. Funds in the Lipper General U.S. Government Funds Average invest at least 65% of their assets in U.S. government and agency issues.

                           ++Moody's Investor Services, Inc., a leading global credit rating, research and risk analysis firm, publishes credit opinions, research, and ratings on fixed-income securities, issuers of securities and other credit obligations.

                           Source for all statistical data -- Banc of America Capital Management, Inc.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS GOVERNMENT
SECURITIES FUND
FIXED INCOME MANAGEMENT TEAM COMMENTARY continued

                                         During the period, fixed-income products generally provided a safe haven for investors as slowing economic activity,
                                         interest-rate cuts by the Federal Reserve Board (the Fed), and a strong U.S. dollar drove bond prices higher. Both U.S.
                                         Treasury securities and corporate bonds delivered
                                         double-digit returns to their holders in the 12 months
                                         ending March 31, 2001.
                                         The abrupt slowdown in the economy caught everyone, even the
                                         Fed, by surprise. To arrest a possible slide into recession,
                                         U.S. monetary policymakers slashed interest rates by a full
                                         150 basis points in the first quarter of 2001. Other
                                         interest rates had already started to fall in anticipation of these reductions and in response to weaker growth. The
                                         yield on 10-year Treasury notes plummeted to less than 5.00%
                                         in March 2001 from around 6.25% a year earlier.
                                         While the overall fixed income market posted double-digit
                                         returns for the year, a number of large and relatively well known investment grade issuers came under severe pressure.
                                         Bond prices of issuers like Lucent Technologies, Pacific Gas and Electric, and J.C. Penney dropped by 10% to 40% on
                                         deteriorating earnings prospects and added to the overall
                                         volatility of the credit markets.
                                         Despite increased levels of volatility, higher quality fixed income securities and some of the more credit sensitive
                                         sectors managed to outperform U.S. Treasury notes over the year. U.S. agency debentures, U.S. agency mortgage-backed
                                         securities, AAA rated asset-backed securities and longer
                                         term commercial mortgage-backed securities all out-performed comparable maturity U.S. Treasury notes by 1.5% to 3.0% over the past 12 months.

                                       ---------------------------------------------------------------------------------
                                                                              EXCESS TOTAL RETURN TO COMPARABLE DURATION
                                                      SECTOR                            U.S. TREASURY NOTE(1)
                                       ---------------------------------------------------------------------------------
                                       Agency Debentures                                         1.91%
                                       Agency Mortgage-Backed Securities                         1.46
                                       AAA Asset-Backed Securities                               1.49
                                       AAA Commercial Mortgage-Backed
                                         Securities                                              2.94
                                       Corporates (All)                                          0.44
                                       AAA/AA Rated Corporates                                   1.63
                                       A Rated Corporates                                        0.73
                                       BBB Rated Corporates                                     -0.72
                                       BB Rated Corporates                                       4.30
                                       B Rated Corporates                                       -6.29
                                       ---------------------------------------------------------------------------------

                           (1)Excess total returns based upon Banc of America
                              Capital Management, Inc. analysis of the Salomon Fixed Income Benchmarks and other selected fixed income markets.

                                         HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
                                         Despite the volatile markets, we remained faithful to our
                                         strategy of attempting to control interest rate risk and
                                         focusing on relative value opportunities across the fixed
                                         income markets. The portfolio was heavily weighted in
                                         high-quality sectors with a particular focus on U.S. agency mortgage-backed securities and AAA rated commercial
                                         mortgage-backed securities. While these sectors are not
                                         immune from credit risk, they do typically offer substantial protection. U.S. agency mortgage-backed securities are
                                         backed by either an explicit or an implicit guarantee of the

NATIONS GOVERNMENT
SECURITIES FUND
FIXED INCOME MANAGEMENT TEAM COMMENTARY continued


                                         U.S. government as well as by the real estate underlying
                                         each mortgage. AAA rated commercial mortgage-backed
                                         securities are backed by highly diverse pools of commercial real estate loans and they are structured to attempt to
                                         withstand defaults of 50% or more.
                                         WHAT INVESTMENT DECISIONS CONTRIBUTED TO THE FUND'S
                                         PERFORMANCE?+++
                                         Our strategic over-weight to the what we believe were high quality sectors helped the Fund's total return performance for the period.
                                         WHAT INVESTMENT DECISIONS HINDERED OVERALL FUND PERFORMANCE
                                         DURING THE PERIOD?
                                         One investment decision that hindered the overall
                                         performance of the Fund was our decision to not increase our exposure to agency debentures during the third quarter of
                                         2000. Yield spreads of agency debentures had tightened from historical levels and, while they were still relatively
                                         wide, we felt that spreads would widen before they tightened further. Unfortunately, spreads continued to move tighter.
                                         While this did not reduce the performance of the Fund, it
                                         was a missed opportunity.

                                         WHAT IS YOUR OUTLOOK FOR THE NEAR TERM AND HOW WILL YOU
                                         POSITION THE FUND?
                                         While the outlook for the U.S. economy remains unclear, we believe that second and third quarter corporate profits will likely be weak and the performance of the credit sensitive sectors should remain volatile. Looking further out, we
                                         believe the 150 basis point decline in U.S. Federal Funds
                                         rate since January may stop the decline in Gross Domestic
                                         Product growth and the economy may begin to turn upward in the fourth quarter of 2001.
                                         Our immediate plans are to increase our exposure to agency mortgage-backed securities once interest rates begin to
                                         increase. As interest rates decreased, home owners
                                         refinanced their mortgages and this increased prepayment
                                         rates and supply. The increased supply put pressure on
                                         mortgage-backed securities, and we feel they are now
                                         attractively priced relative to many of the high-grade
                                         sectors.

                           +++Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS GOVERNMENT
SECURITIES FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/01)

[PIE CHART]

Asset-backed securities                                                           0.6
Other                                                                             4.5
Mortgage-backed securities                                                       94.9

                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 6.500% 02/01/31   12.0%
                                                                            -------------------------------------------------
                                                                              2  Government National Mortgage
                                                                                 Association (GNMA) Certificates,
                                                                                 8.000% 06/15/30                         7.7%
                                                                            -------------------------------------------------
                                                                              3  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 6.000% 09/01/28    6.7%
                                                                            -------------------------------------------------
                                                                              4  U.S. Treasury Strip, Interest only,
                                                                                 5.077% 02/15/10                         5.9%
                                                                            -------------------------------------------------
                                                                              5  Government National Mortgage
                                                                                 Association (GNMA) Certificates,
                                                                                 8.000% 11/01/30                         5.3%
                                                                            -------------------------------------------------
                                                                              6  Federal Home Loan Mortgage
                                                                                 Corporation (FHLMC) Certificates,
                                                                                 6.250% 07/15/04                         4.9%
                                                                            -------------------------------------------------
                                                                              7  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 8.000% 04/01/30    4.5%
                                                                            -------------------------------------------------
                                                                              8  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 6.625% 11/15/10    4.4%
                                                                            -------------------------------------------------
                                                                              9  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 8.000% 04/01/30    4.2%
                                                                            -------------------------------------------------
                                                                             10  Federal Home Loan Mortgage
                                                                                 Corporation (FHLMC) Certificates,
                                                                                 6.500% 09/15/25                         3.8%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2001, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

NATIONS GOVERNMENT
SECURITIES FUND
PERFORMANCE
   GROWTH OF A $10,000 INVESTMENT

                                                AVERAGE ANNUAL TOTAL RETURN
                                                Investor A Shares

                                                                                    SINCE INCEPTION  NAV**     MOP*
                                                                                    (4/17/91
                                                                                     through
                                                                                     3/31/01)        6.22%     5.70%

                                                The charts to the left show the
                                                growth in value of a
                                                hypothetical $10,000 investment
                                                in Investor A Shares of Nations
                                                Government Securities Fund from
                                                the inception of the share
                                                class. Figures for the Lehman
                                                Government Bond Index represent
                                                the return of government bonds
                                                with an average maturity of
                                                approximately nine years and
                                                include reinvestment of
                                                dividends. It is unmanaged and
                                                unavailable for investment. The
                                                performance of Primary A,
                                                Investor B and Investor C Shares
                                                may vary based on the
                                                differences in sales loads and
                                                fees paid by the shareholders
                                                investing in each class.

[INVESTOR A SHARES AT MOP* RETURN CHART]        [CHART LEGEND]

                                                               NATIONS GOVERNMENT SECURITIES       LEHMAN GOVERNMENT BOND INDEX
                                                                        FUND $17,360                         $22,273
                                                               -----------------------------       ----------------------------
Apr. 17 1991                                                                9525                              10000
                                                                            9624                              10135
                                                                           10121                              10713
1991                                                                       10619                              11287
                                                                           10429                              11484
                                                                           10837                              11939
                                                                           11186                              12529
1992                                                                       11159                              12534
                                                                           11491                              13101
                                                                           11728                              13479
                                                                           12002                              13917
1993                                                                       12009                              13870
                                                                           11644                              13452
                                                                           11440                              13299
                                                                           11375                              13355
1994                                                                       11372                              13402
                                                                           11930                              14033
                                                                           12475                              14903
                                                                           12682                              15167
1995                                                                       13077                              15860
                                                                           12807                              15501
                                                                           12786                              15576
                                                                           12992                              15837
1996                                                                       13373                              16300
                                                                           13167                              16168
                                                                           13628                              16729
                                                                           13975                              17289
1997                                                                       14482                              17863
                                                                           14666                              18133
                                                                           15044                              18612
                                                                           15694                              19641
1998                                                                       15664                              19625
                                                                           15421                              19345
                                                                           15196                              19180
                                                                           15292                              19307
1999                                                                       15149                              19187
                                                                           15545                              19830
                                                                           15757                              20141
                                                                           16205                              20695
2000                                                                       16950                              21728
Mar. 31 2001                                                               17360                              22273

[INVESTOR A SHARES AT NAV** RETURN CHART]

                                                               NATIONS GOVERNMENT SECURITIES       LEHMAN GOVERNMENT BOND INDEX
                                                                        FUND $18,228                         $22,273
                                                               -----------------------------       ----------------------------
Apr. 17 1991                                                               10000                              10000
                                                                           10104                              10135
                                                                           10625                              10713
1991                                                                       11148                              11287
                                                                           10949                              11484
                                                                           11378                              11939
                                                                           11744                              12529
1992                                                                       11716                              12534
                                                                           12064                              13101
                                                                           12312                              13479
                                                                           12601                              13917
1993                                                                       12608                              13870
                                                                           12225                              13452
                                                                           12011                              13299
                                                                           11942                              13355
1994                                                                       11939                              13402
                                                                           12525                              14033
                                                                           13097                              14903
                                                                           13315                              15167
1995                                                                       13729                              15860
                                                                           13448                              15501
                                                                           13423                              15576
                                                                           13639                              15837
1996                                                                       14040                              16300
                                                                           13824                              16168
                                                                           14308                              16729
                                                                           14671                              17289
1997                                                                       15204                              17863
                                                                           15397                              18133
                                                                           15794                              18612
                                                                           16477                              19641
1998                                                                       16445                              19625
                                                                           16190                              19345
                                                                           15954                              19180
                                                                           16054                              19307
1999                                                                       15905                              19187
                                                                           16320                              19830
                                                                           16544                              20141
                                                                           17014                              20695
2000                                                                       17797                              21728
Mar. 31 2001                                                               18228                              22273

   TOTAL RETURN (AS OF 3/31/01)

                                                      INVESTOR A                  INVESTOR B                 INVESTOR C
                                 PRIMARY A        NAV**         MOP*         NAV**        CDSC***       NAV**        CDSC***
Inception date                   4/11/91                4/17/91                     6/7/93                     7/6/92
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                 11.97%        11.70%         6.37%        10.86%        5.86%        11.03%       10.03%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                             6.07%         5.79%         4.10%        5.11%         4.20%        5.01%        5.01%
5 YEARS                             6.55%         6.28%         5.25%        5.67%         5.35%        5.65%        5.65%
SINCE INCEPTION                     6.46%         6.22%         5.70%        4.70%         4.70%        4.85%        4.85%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 4.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

NATIONS U.S. GOVERNMENT
BOND FUND
FIXED INCOME MANAGEMENT TEAM COMMENTARY*

                                         IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON
                                         NATIONS U.S. GOVERNMENT BOND FUND'S PERFORMANCE FOR THE
                                         12-MONTH PERIOD ENDED MARCH 31, 2001 AND ITS OUTLOOK FOR THE
                                         FUTURE.

PORTFOLIO MANAGEMENT                     PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
The Fund is managed by the Fixed
Income Management Team of Banc of        The Fund's investment style and philosophy are based upon
America Capital Management, Inc.,        our belief that the level of fixed income total returns and
investment sub-adviser to the            consistency of returns we strive for may be achieved through
Fund.                                    a disciplined risk management process. We focus on seeking to control interest rate risk and emphasize a quantitative
INVESTMENT OBJECTIVE                     approach to sector allocation, sector rotation, and relative
The Fund seeks total return and          value security selection.
preservation of capital by
investing in U.S. government             The investment strategies of Nations U.S. Government Fund
securities and repurchase                are designed to attempt to outperform the Lehman Government
agreements collateralized by such        Bond Index***. The Index is comprised of all U.S. Treasury
securities.                              and agency issues with maturities longer than 1 year and it has an average duration of 5.5 years. This Index is well
PERFORMANCE REVIEW                       matched to the Lipper General U.S. Government Funds
For the 12-month period ended            Average+.
March 31, 2001, Nations U.S.
Government Bond Fund Investor A          WHAT WERE ECONOMIC AND MARKET CONDITIONS LIKE DURING THE
Shares provided shareholders with        REPORTING PERIOD?
a total return of 11.78%.**
                                         The U.S. economy slowed dramatically in the year ended March
                                         31, 2001, which weighed heavily on corporate profit
                                         performance and stock prices. The pendulum in the equity
                                         market swung from euphoria to pessimism, with hard-hit
                                         technology stocks responsible for much of the pull.
                                         Conversely, the fixed-income market recorded impressive
                                         gains as many weary investors scrambled for the relative
                                         security and liquidity of bonds.

                                         During the period, fixed-income products generally provided a safe haven for investors as slowing economic activity,
                                         interest-rate cuts by the Federal Reserve Board (the Fed)
                                         and a strong U.S. dollar drove bond prices higher. Both U.S.
                                         Treasury securities and corporate bonds delivered
                                         double-digit returns to their holders in the 12 months
                                         ending March 31, 2001.

                                         The abrupt slowdown in the economy caught everyone, even the
                                         Fed, by surprise. To arrest a possible slide into recession,
                                         U.S. monetary policymakers slashed interest rates by a full
                                         150 basis points in the first quarter of 2001. Other
                                         interest rates had already started to fall in anticipation of these reductions and in response

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 4.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

                           ***The Lehman Government Bond Index represents the return of government bonds with an average maturity of approximately nine years and includes reinvestment of dividends. It is unmanaged and unavailable for investment.

                           +Lipper, Inc. is an independent mutual fund performance monitor. Funds in the Lipper General U.S. Government Funds Average invest at least 65% of their assets in U.S. government and agency issues.

                           Source for all statistical data -- Banc of America Capital Management, Inc.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
 20

NATIONS U.S. GOVERNMENT
BOND FUND
FIXED INCOME MANAGEMENT TEAM COMMENTARY continued

                                         to weaker growth. The yield on 10-year Treasury notes
                                         plummeted to less than 5.00% in March 2001 from around 6.25%
                                         a year earlier.

                                         While the overall fixed income market posted double-digit
                                         returns for the year, a number of large and relatively
                                         well-known investment grade issuers came under severe
                                         pressure. Bond prices of issuers like Lucent Technologies,
                                         Pacific Gas and Electric, and J.C. Penney dropped by 10% to
                                         40% on deteriorating earnings prospects and added to the
                                         overall volatility of the credit markets.

                                         Despite increased levels of volatility, higher quality fixed income securities and some of the more credit sensitive
                                         sectors outperformed U.S. Treasury notes over the year. The table below highlights the performance of several sectors of the U.S. fixed income markets and shows how these sectors
                                         performed versus an investment in a comparable maturity U.S.
                                         Treasury note. As can be seen in the table below, U.S.
                                         agency debentures, U.S. agency mortgage-backed securities
                                         and, AAA rated asset-backed securities longer term
                                         commercial mortgage-backed securities all out-performed
                                         comparable U.S. Treasury notes by 1.5% to 3.0% over the past
                                         12 months. Even high-grade corporates performed well, with
                                         AA and A rated issuers out-performing U.S. Treasury notes by
                                         1.63% and 0.73% respectively. The only areas where investors would have been better off investing in U.S. Treasury
                                         securities were in BBB rated and B rated corporate debt.
                                         While both of these sectors offered higher yields over the past year, U.S. Treasuries provided greater total return due to their greater price increases.

                                       ----------------------------------------------------------------------------------
                                                                               EXCESS TOTAL RETURN TO COMPARABLE DURATION
                                                       SECTOR                            U.S. TREASURY NOTES(1)
                                       ----------------------------------------------------------------------------------
                                       Agency Debentures                                          1.91%
                                       Agency Mortgage-Backed Securities                          1.46
                                       AAA Asset-Backed Securities                                1.49
                                       AAA Commercial Mortgage-Backed
                                         Securities                                               2.94
                                       Corporates (All)                                           0.44
                                       AAA/AA Rated Corporates                                    1.63
                                       A Rated Corporates                                         0.73
                                       BBB Rated Corporates                                      -0.72
                                       BB Rated Corporates                                        4.30
                                       B Rated Corporates                                        -6.29
                                       ----------------------------------------------------------------------------------
                                       (1)Excess total returns based upon Banc of America Capital Management, Inc.
                                          analysis of the Salomon Fixed Income Benchmarks and other selected fixed income markets.

                                         HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?

                                         Despite the volatile markets, we remained faithful to our
                                         strategy of seeking to control interest rate risk and
                                         focusing on relative value opportunities across the fixed
                                         income markets. The portfolio was heavily weighted in high quality sectors with a particular focus on agency
                                         mortgage-backed securities and AAA rated commercial
                                         mortgage-backed securities. While these sectors are not
                                         immune from credit risk, they do typically offer substantial protection. U.S. agency mortgage-backed securities are
                                         backed by either an explicit or an implicit guarantee of the
                                         U.S. government as well as by the real estate underlying
                                         each mortgage. AAA rated

NATIONS U.S. GOVERNMENT
BOND FUND
FIXED INCOME MANAGEMENT TEAM COMMENTARY continued

                                         commercial mortgage-backed securities are backed by highly diverse pools of commercial real estate loans and they are structured to attempt to withstand defaults of 50% or more.

                                         WHAT INVESTMENT DECISIONS CONTRIBUTED TO THE FUND'S
                                         PERFORMANCE?++

                                         Our strategic over weight to the high quality sectors helped the Fund's total return performance for the period. The
                                         portfolio was invested in AAA commercial and agency
                                         residential mortgage-backed securities in lieu of U.S.
                                         Treasury notes. As can be seen in the table above, high
                                         quality credit sensitive sectors outperformed U.S. Treasury notes and this contributed to the overall portfolio
                                         performance.

                                         WHAT INVESTMENT DECISIONS HINDERED OVERALL FUND PERFORMANCE
                                         DURING THE PERIOD?

                                         The investment decision that hindered the overall
                                         performance of the Fund was our decision to not increase our exposure to agency debentures during the third quarter of
                                         2000. Yield spreads of agency debentures had tightened from historical wides and, while they were still at relatively
                                         wide spreads, we felt that spreads would widen before they tightened further. Unfortunately, spreads continued to move tighter. While this did not reduce the performance of the
                                         Fund, it was a missed opportunity.

                                         WHAT IS YOUR OUTLOOK FOR THE NEAR TERM AND HOW WILL YOU
                                         POSITION THE FUND?

                                         While the outlook for the U.S. economy remains unclear, we believe that second and third quarter corporate profits may be weak and the performance of the credit sensitive sectors may remain volatile. Looking further out, we believe the 150 basis point decline in the Federal Funds rate since January may stop the decline in Gross Domestic Product growth and
                                         the economy may begin to turn upward in the fourth quarter of 2001.

                                         Our immediate plans are to increase our exposure to agency mortgage-backed securities once interest rates begin to
                                         increase. As interest rates decreased, homeowners refinanced their mortgages and this increased prepayment rates and
                                         supply. The increased supply put pressure on mortgage-backed securities and we believe they are now attractively priced relative to many of the high grade sectors.

                           ++Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS U.S. GOVERNMENT
BOND FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/01)

[PIE CHART]

Mortgage-backed securities        100.20
U.S. Treasury obligations          23.80
Other                             (24.00)

                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 6.500% 02/01/31   27.9%
                                                                            -------------------------------------------------
                                                                              2  Government National Mortgage
                                                                                 Association (GNMA) Certificates,
                                                                                 8.000% 06/15/30                        10.9%
                                                                            -------------------------------------------------
                                                                              3  U.S. Treasury Note, 5.500% 05/31/03    10.8%
                                                                            -------------------------------------------------
                                                                              4  Federal Home Loan Mortgage
                                                                                 Corporation (FHLMC) Certificates,
                                                                                 5.000% 01/15/04                         8.9%
                                                                            -------------------------------------------------
                                                                              5  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 8.000% 04/01/30    8.3%
                                                                            -------------------------------------------------
                                                                              6  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 8.000% 04/01/30    6.3%
                                                                            -------------------------------------------------
                                                                              7  U.S. Treasury Strip, Interest only,
                                                                                 5.077% 02/15/10                         5.8%
                                                                            -------------------------------------------------
                                                                              8  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 6.625% 11/15/10    4.9%
                                                                            -------------------------------------------------
                                                                              9  Government National Mortgage
                                                                                 Association (GNMA) Certificates,
                                                                                 6.500% 01/15/31                         3.1%
                                                                            -------------------------------------------------
                                                                             10  Government National Mortgage
                                                                                 Association (GNMA) Certificates,
                                                                                 6.500% 04/15/29                         3.1%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2001, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

NATIONS U.S. GOVERNMENT
BOND FUND
PERFORMANCE
   GROWTH OF A $10,000 INVESTMENT

                                                AVERAGE ANNUAL TOTAL RETURN
                                                Investor A Shares

                                                                                    SINCE INCEPTION  NAV**     MOP*
                                                                                    (2/7/95 through
                                                                                     3/31/01)        7.02%     6.18%

                                                The charts to the left show the
                                                growth in value of a
                                                hypothetical $10,000 investment
                                                in Investor A Shares of Nations
                                                U.S. Government Bond Fund from
                                                the inception of the share
                                                class. Figures for the Lehman
                                                Government Bond Index, an
                                                unmanaged index, represent the
                                                return of government bonds with
                                                an average maturity of
                                                approximately nine years and
                                                include reinvestment of
                                                dividends. It is unavailable for
                                                investment. The performance of
                                                Primary A, Investor B and
                                                Investor C Shares may vary based
                                                on the differences in sales
                                                loads and fees paid by the
                                                shareholders investing in each
                                                class.

[INVESTOR A SHARES AT MOP* RETURN CHART]                 [CHART LEGEND]

                                                                NATIONS U.S. GOVERNMENT BOND       LEHMAN GOVERNMENT BOND INDEX
                                                                        FUND $14,455                         $16,315
                                                                ----------------------------       ----------------------------
Feb. 7 1995                                                                9525.00                           10000.00
                                                                           9750.00                           10279.00
                                                                          10453.00                           10916.00
                                                                          10639.00                           11110.00
1995                                                                      11149.00                           11617.00
                                                                          10832.00                           11355.00
                                                                          10901.00                           11409.00
                                                                          11041.00                           11601.00
1996                                                                      11346.00                           11940.00
                                                                          11274.00                           11843.00
                                                                          11616.00                           12254.00
                                                                          11925.00                           12664.00
1997                                                                      12259.00                           13085.00
                                                                          12345.00                           13282.00
                                                                          12696.00                           13633.00
                                                                          13272.00                           14387.00
1998                                                                      13255.00                           14375.00
                                                                          13034.00                           14170.00
                                                                          12819.00                           14049.00
                                                                          12866.00                           14142.00
1999                                                                      12653.00                           14054.00
                                                                          12930.00                           14525.00
                                                                          13139.00                           14753.00
                                                                          13537.00                           15159.00
2000                                                                      14160.00                           15915.00
Mar. 31 2001                                                              14455.00                           16315.00

[INVESTOR A SHARES AT NAV** RETURN CHART]

                                                                NATIONS U.S. GOVERNMENT BOND       LEHMAN GOVERNMENT BOND INDEX
                                                                        FUND $15,172                         $16,315
                                                                ----------------------------       ----------------------------
Feb. 7 1995                                                               10000.00                           10000.00
                                                                          10236.00                           10279.00
                                                                          10974.00                           10916.00
                                                                          11169.00                           11110.00
1995                                                                      11705.00                           11617.00
                                                                          11372.00                           11355.00
                                                                          11445.00                           11409.00
                                                                          11591.00                           11601.00
1996                                                                      11912.00                           11940.00
                                                                          11836.00                           11843.00
                                                                          12196.00                           12254.00
                                                                          12520.00                           12664.00
1997                                                                      12871.00                           13085.00
                                                                          12961.00                           13282.00
                                                                          13329.00                           13633.00
                                                                          13934.00                           14387.00
1998                                                                      13916.00                           14375.00
                                                                          13684.00                           14170.00
                                                                          13458.00                           14049.00
                                                                          13508.00                           14142.00
1999                                                                      13284.00                           14054.00
                                                                          13575.00                           14525.00
                                                                          13791.00                           14753.00
                                                                          14208.00                           15159.00
2000                                                                      14862.00                           15915.00
Mar. 31 2001                                                              15172.00                           16315.00

   TOTAL RETURN (AS OF 3/31/01)

                                                       INVESTOR A                 INVESTOR B                 INVESTOR C
                                   PRIMARY A       NAV**         MOP*        NAV**        CDSC***       NAV**        CDSC***
Inception date                      11/7/94                     2/7/95                   11/11/94                    9/19/97
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                  12.07%         11.78%        6.52%       10.97%        5.97%        10.96%        9.96%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                              5.66%          5.39%        3.69%        4.68%        3.79%         4.68%        4.68%
5 YEARS                              6.18%          5.93%        4.90%        5.23%        4.92%            --           --
SINCE INCEPTION                      8.07%          7.02%        6.18%        7.05%        7.05%         4.95%        4.95%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 4.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
 24

NATIONS INTERMEDIATE
BOND FUND
FIXED INCOME MANAGEMENT TEAM COMMENTARY*

                                         IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON
                                         NATIONS INTERMEDIATE BOND FUND'S PERFORMANCE FOR THE
                                         12-MONTH PERIOD ENDED MARCH 31, 2001 AND THEIR OUTLOOK FOR
                                         THE FUTURE.

PORTFOLIO MANAGEMENT                     PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
The Fund is managed by the Fixed
Income Management Team of Banc of        The Fund's investment style and philosophy are based upon
America Capital Management, Inc.,        our belief that the level of fixed income total returns and
investment sub-adviser to the            consistency of returns we strive for may be achieved and
Fund.                                    created through a disciplined risk management process. We
                                         focus on seeking to control interest rate risk and
INVESTMENT OBJECTIVE                     emphasizes a quantitative approach to sector allocation,
The Fund seeks to obtain interest        sector rotation, and relative value security selection.
income and capital appreciation.
                                         The investment strategy of Nations Intermediate Bond Fund is
PERFORMANCE REVIEW                       designed to attempt to outperform the Lehman Intermediate
For the 12-month period ended            Government/Corporate Bond Index (Index)***. This Index is
March 31, 2001, Nations                  comprised of all publicly issued investment grade corporate,
Intermediate Bond Fund Investor A        U.S. Treasury, and U.S. Agency securities with maturities of
Shares provided shareholders with        1 to 10 years and it has an average duration of 3.5 years.
a total return of 10.88%.**              This Index is well matched to the Lipper Intermediate
                                         Investment Grade Debt Funds Average+, the Fund's peer group.

                                         WHAT WERE ECONOMIC AND MARKET CONDITIONS LIKE DURING THE
                                         REPORTING PERIOD?

                                         The U.S. economy slowed dramatically in the year ended March
                                         31, 2001, which weighed heavily on corporate profit
                                         performance and stock prices. The pendulum in the equity
                                         market swung from euphoria to pessimism, with hard-hit
                                         technology stocks responsible for much of the pull.
                                         Conversely, the fixed-income market recorded impressive
                                         gains as many weary investors scrambled for the relative
                                         security and liquidity of bonds.

                                         During the period, fixed-income products generally provided a safe haven for investors as slowing economic activity,
                                         interest-rate cuts by the Federal Reserve Board (the Fed), and a strong U.S. dollar drove bond prices higher. Both U.S.

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 3.25%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

                           ***The Lehman Intermediate Government/Corporate Bond Index is an unmanaged index consisting of investment grade, corporate and U.S. Government and agency issues with maturities between 1 to 10 years. All dividends are reinvested and it is unavailable for investment.

                           +Lipper, Inc. is an independent mutual fund performance monitor. Funds in the Lipper Intermediate Investment Grade Debt Funds Average invest at least 65% of their assets in investment grade debt issues with dollar-weighted average maturities of five to ten years.

                           Source for all statistical data -- Banc of America Capital Management, Inc.

                           THE FUND MAY INVEST A SMALL PORTION OF ITS ASSETS IN HIGH YIELD DEBT SECURITIES (COMMONLY KNOWN AS "JUNK BONDS"), WHICH OFFER THE POTENTIAL FOR HIGHER INCOME BUT ALSO INVOLVE SPECIAL RISKS, SUCH AS LESS LIQUIDITY AND POSSIBILITY OF DEFAULT.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS INTERMEDIATE
BOND FUND
FIXED INCOME MANAGEMENT TEAM COMMENTARY continued

                                         Treasury securities and corporate bonds delivered
                                         double-digit returns to their holders in the 12 months
                                         ending March 31, 2001.

                                         The abrupt slowdown in the economy caught everyone, even the
                                         Fed, by surprise. To arrest a possible slide into recession,
                                         U.S. monetary policymakers slashed interest rates by a full
                                         150 basis points in the first quarter of 2001. Other
                                         interest rates had already started to fall in anticipation of these reductions and in response to weaker growth. The
                                         yield on 10-year Treasury notes plummeted to less than 5.00%
                                         in March 2001 from around 6.25% a year earlier.

                                         While the overall fixed income market posted double-digit
                                         returns for the year, a number of large and relatively well known investment grade issuers came under severe pressure.
                                         Bond prices of issuers like Lucent Technologies, Pacific Gas and Electric, and J.C. Penney dropped by 10% to 40% on
                                         deteriorating earnings prospects and added to the overall
                                         volatility of the credit markets.

                                         Despite increased levels of volatility, higher quality fixed income securities and some of the more credit sensitive
                                         sectors managed to outperform U.S. Treasury notes over the year. The table below highlights the performance of several sectors of the U.S. fixed income markets and shows how these sectors performed versus an investment in a comparable
                                         maturity U.S. Treasury note. As can be seen in the table
                                         below, U.S. agency debentures, U.S. agency mortgage
                                         backed-securities, AAA rated asset-backed securities and
                                         longer-term commercial mortgage-backed securities, all
                                         out-performed comparable U.S. Treasury notes by 1.5% to 3.0%
                                         over the past 12 months. Even high grade corporate
                                         securities performed well, with AA and A rated issuers
                                         out-performing U.S. Treasury notes by 1.63% and 0.73%,
                                         respectively. The only areas where investors would have been better off investing in U.S. Treasury securities were in BBB rated and B rated corporate debt. While both of these
                                         sectors offered higher yields over the past year, U.S.
                                         Treasuries provided greater total return due to their
                                         greater price increases.

                                       ---------------------------------------------------------------------------------
                                                                              EXCESS TOTAL RETURN TO COMPARABLE DURATION
                                                      SECTOR                            U.S. TREASURY NOTES(1)
                                       ---------------------------------------------------------------------------------
                                       Agency Debentures                                         1.91%
                                       Agency Mortgage-Backed Securities                         1.46
                                       AAA Asset-Backed Securities                               1.49
                                       AAA Commercial Mortgage-Backed
                                         Securities                                              2.94
                                       Corporates (All)                                          0.44
                                       AAA/AA Rated Corporates                                   1.63
                                       A Rated Corporates                                        0.73
                                       BBB Rated Corporates                                     -0.72
                                       BB Rated Corporates                                       4.30
                                       B Rated Corporates                                       -6.29
                                       ---------------------------------------------------------------------------------

                           (1)Excess total returns based upon Banc of America Capital Management, Inc. analysis of the Salomon Fixed Income Benchmarks and other selected fixed income markets.

NATIONS INTERMEDIATE
BOND FUND
FIXED INCOME MANAGEMENT TEAM COMMENTARY continued

                                         HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?

                                         Despite the volatile markets, we remained faithful to our
                                         strategy of attempting to control interest rate risk and
                                         focusing on relative value opportunities across the fixed
                                         income markets. The portfolio was heavily weighted in high quality sectors with a particular focus on agency
                                         mortgage-backed securities and AAA rated commercial
                                         mortgage-backed securities. While these sectors are not
                                         immune from credit risk, we believe they do typically offer substantial protection. U.S. agency mortgage-backed
                                         securities are secured by either an explicit or an implicit guarantee of the U.S. Government as well as by the real
                                         estate underlying each mortgage. AAA rated commercial
                                         mortgage-backed securities are backed by highly diverse
                                         pools of commercial real estate loans and they are
                                         structured to attempt to withstand defaults of 50% or more.

                                         WHAT INVESTMENT DECISIONS CONTRIBUTED TO THE FUND'S
                                         PERFORMANCE?++

                                         Our strategic over-weight to the high quality sectors helped the Fund's total return performance for the period. The
                                         portfolio was invested in AAA commercial and agency
                                         residential mortgage-backed securities in lieu of U.S.
                                         Treasury notes. As can be seen in the table above, high
                                         quality credit sensitive sectors outperformed U.S. Treasury notes and this contributed to the overall Fund performance.

                                         WHAT INVESTMENT DECISIONS HINDERED OVERALL FUND PERFORMANCE
                                         DURING THE PERIOD?

                                         The investment decision that hindered the overall Fund
                                         performance was to maintain a sizeable investment in BBB
                                         rated corporates. While the portfolio was invested primarily in shorter maturity securities, the slowing of the U.S.
                                         economy and the perceived risk of recession widened yield
                                         spreads and the prices of these securities did not keep pace with U.S. Treasury notes.

                                         WHAT IS YOUR OUTLOOK FOR THE NEAR TERM AND HOW WILL YOU
                                         POSITION THE FUND?

                                         While the outlook for the U.S. economy remains unclear, we believe that second and third quarter corporate profits will likely be weak and the performance of the credit sensitive sectors should remain volatile. Looking further out, we
                                         believe the 150 basis point decline in the Federal Funds
                                         rate since January may stop the decline in Gross Domestic
                                         Product growth and the economy may begin to turn upward in the fourth quarter of 2001.

                                         Despite the fact that we expect weaker short term corporate profits, we have decided to remain neutral to the Index with respect to corporates. The yield spreads of corporate notes to U.S. Treasury notes are already at recession levels, and if we underweight these sectors, we may run the risk missing the expected movement in the U.S. economy. Once there is a clear sign that the U.S. economy has stopped slowing, we
                                         plan to increase our exposure to corporate securities.
                                         Within the high-grade markets, we are planning to reduce our exposure to agency asset-backed securities and AAA rated
                                         commercial mortgage-backed securities as spreads on these
                                         sectors may tighten to U.S. Treasury notes over the next few months.

                           ++Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS INTERMEDIATE
BOND FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/01)

[PIE CHART]

Other                                                                             2.30
U.S. Treasury obligations                                                        22.00
Foreign bonds and notes                                                           3.50
Asset-backed securities                                                           2.50
Mortgage-backed securities                                                       28.00
Corporate bonds and notes                                                        41.70

                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  U.S. Treasury Strip, Principal only,
                                                                                 4.648% 11/15/04                         8.6%
                                                                            -------------------------------------------------
                                                                              2  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 6.500% 02/01/30    6.9%
                                                                            -------------------------------------------------
                                                                              3  U.S. Treasury Note, 4.250% 11/15/03     4.4%
                                                                            -------------------------------------------------
                                                                              4  U.S. Treasury Note, 5.875% 02/15/04     3.2%
                                                                            -------------------------------------------------
                                                                              5  U.S. Treasury Strip, Interest only,
                                                                                 5.077% 02/15/10                         2.5%
                                                                            -------------------------------------------------
                                                                              6  CS First Boston Mortgage Securities
                                                                                 Corporation, Series 1998-C1, Class
                                                                                 A1B, 6.480% 05/17/08                    1.7%
                                                                            -------------------------------------------------
                                                                              7  Prudential Securities Secured
                                                                                 Financing Corporation, Series
                                                                                 1998-C1, Class A1B, 6.506% 07/15/08     1.6%
                                                                            -------------------------------------------------
                                                                              8  Nomura Asset Securities Corporation,
                                                                                 Series 1998-D6, Class A1B, 6.590%
                                                                                 03/17/28                                1.6%
                                                                            -------------------------------------------------
                                                                              9  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 7.000% 07/15/05    1.5%
                                                                            -------------------------------------------------
                                                                             10  Commercial Mortgage Acceptance
                                                                                 Corporation, Series 1999-C1, Class
                                                                                 A2, 7.030% 05/15/09                     1.5%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2001, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

NATIONS INTERMEDIATE
BOND FUND
PERFORMANCE
   GROWTH OF A $10,000 INVESTMENT

                                                AVERAGE ANNUAL TOTAL RETURN
                                                Investor A Shares

                                                                                    SINCE INCEPTION  NAV**     MOP*
                                                                                    (1/24/94
                                                                                     through
                                                                                     3/31/01)        5.67%     5.18%

                                                The charts to the left show the
                                                growth in value of a
                                                hypothetical $10,000 investment
                                                in Investor A Shares of Nations
                                                Intermediate Bond Fund from the
                                                inception of the share class.
                                                The Lehman Intermediate
                                                Government/Corporate Bond Index
                                                is an unmanaged index consisting
                                                of investment grade, corporate,
                                                and U.S. government issues with
                                                maturities between 1 and 10
                                                years. It is unavailable for
                                                investment. The performance of
                                                Primary A, Investor B and
                                                Investor C Shares may vary based
                                                on the differences in sales
                                                loads and fees paid by the
                                                shareholders investing in each
                                                class.

[INVESTOR A SHARES AT MOP* RETURN CHART]                 [CHART LEGEND]

                                                                                                       LEHMAN INTERMEDIATE
                                                               NATIONS INTERMEDIATE BOND FUND    GOVERNMENT/CORPORATE BOND INDEX
                                                                          $14,368                            $15,562
                                                               ------------------------------    -------------------------------
Jan. 24 1994                                                                9675                              10000
                                                                            9438                               9690
                                                                            9386                               9632
                                                                            9473                               9711
                                                                            9480                               9700
1995                                                                        9870                              10126
                                                                           10314                              10631
                                                                           10505                              10808
                                                                           10857                              11188
1996                                                                       10742                              11095
                                                                           10796                              11165
                                                                           10953                              11363
                                                                           11198                              11641
1997                                                                       11164                              11628
                                                                           11466                              11971
                                                                           11770                              12295
                                                                           11931                              12558
1998                                                                       12109                              12754
                                                                           12333                              12993
                                                                           12754                              13577
                                                                           12806                              13618
1999                                                                       12800                              13592
                                                                           12689                              13537
                                                                           12783                              13662
                                                                           12807                              13669
Mar. 31 2000                                                               12917                              13874
                                                                           13153                              14108
                                                                           13512                              14515
                                                                           13872                              15052
Mar. 31 2001                                                               14368                              15562

[INVESTOR A SHARES AT NAV** RETURN CHART]

                                                                                                       LEHMAN INTERMEDIATE
                                                               NATIONS INTERMEDIATE BOND FUND    GOVERNMENT/CORPORATE BOND INDEX
                                                                          $14,856                            $15,562
                                                               ------------------------------    -------------------------------
Jan. 24 1994                                                               10000                              10000
                                                                            9755                               9690
                                                                            9701                               9632
                                                                            9792                               9711
                                                                            9798                               9700
1995                                                                       10201                              10126
                                                                           10660                              10631
                                                                           10857                              10808
                                                                           11222                              11188
                                                                           11103                              11095
                                                                           11159                              11165
                                                                           11321                              11363
                                                                           11574                              11641
1997                                                                       11539                              11628
                                                                           11851                              11971
                                                                           12165                              12295
                                                                           12332                              12558
                                                                           12515                              12754
                                                                           12747                              12993
                                                                           13183                              13577
                                                                           13236                              13618
1999                                                                       13230                              13592
                                                                           13115                              13537
                                                                           13212                              13662
                                                                           13237                              13669
Mar. 31 2000                                                               13351                              13874
                                                                           13600                              14108
                                                                           13971                              14515
                                                                           14343                              15052
Mar. 31 2001                                                               14856                              15562

   TOTAL RETURN (AS OF 3/31/01)

                                                       INVESTOR A            INVESTOR B++             INVESTOR C
                                     PRIMARY A+    NAV**        MOP*      NAV**       CDSC***    NAV**        CDSC***
Inception date                       5/21/99            1/24/94                10/20/99                11/20/96
----------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                    11.04%      10.88%        7.24%     9.99%       6.99%      17.06%        16.06%
----------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                               5.83%        5.88%        4.74%     5.51%       4.92%      7.64%         7.64%
5 YEARS                               5.96%        6.00%        5.31%     5.77%       5.77%        --            --
SINCE INCEPTION                       5.64%        5.67%        5.18%     5.51%       5.51%      6.94%         6.94%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 3.25%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

+Primary A Shares commenced operations on May 21, 1999 and have no performance prior to that date. Performance prior to May 21, 1999 is that of Investor A Shares at NAV, which reflect 12b-1 fees of 0.25%. These 12b-1 fees are not applicable to Primary A Shares. Inception date for Investor A Shares is January 24, 1994.

++Investor B Shares commenced operations on October 20, 1999 and have no performance prior to that date. Performance prior to October 20, 1999 is that of Investor A Shares at NAV, which reflect 12b-1 fees of 0.25%. If Investor B Shares 12b-1 fees had been reflected, total returns would have been lower. Inception date for Investor A Shares is January 24, 1994.

NATIONS BOND FUND
(Formerly known as Nations Investment Grade Bond Fund)
FIXED INCOME MANAGEMENT TEAM COMMENTARY*

                                         IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON
                                         NATIONS BOND FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD
                                         ENDED MARCH 31, 2001 AND THEIR OUTLOOK FOR THE FUTURE.

PORTFOLIO MANAGEMENT                     PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
The Fund is managed by the Fixed         The Fund's investment style and philosophy are based upon
Income Management Team of Banc of        our belief that the level of fixed income total returns and
America Capital Management, Inc.,        consistency of returns we strive for may be achieved through
investment sub-adviser to the            a disciplined risk management process. We focus on
Fund.                                    controlling interest rate risk and emphasize a quantitative
INVESTMENT OBJECTIVE                     approach to sector allocation, sector rotation, and relative
The Fund seeks total return by           value security selection.
investing in investment grade            Nations Bond Fund seeks to outperform the Lehman Aggregate
fixed income securities.                 Bond Index*** (Index), a broad based measure of the bond
PERFORMANCE REVIEW                       market as a whole. The Index has an average duration of
For the 12-month period ended            approximately 5 years and is comprised of all publicly
March 31, 2001, Nations Bond Fund        issued investment grade corporate, "AAA" asset-backed,
Investor A Shares provided               agency mortgage-backed securities, U.S. Treasury, U.S.
shareholders with a total return         agency, and investment grade commercial mortgage-backed
of 11.11%.**                             securities with maturities longer than one year. This Index is well matched to the Lipper Intermediate Investment Grade
                                         Debt Funds Average+.
                                         WHAT WERE ECONOMIC AND MARKET CONDITIONS LIKE DURING THE
                                         REPORTING PERIOD?
                                         The U.S. economy slowed dramatically in the year ended March
                                         31, 2001, which weighed heavily on corporate profit
                                         performance and stock prices. The pendulum in the equity
                                         market swung from euphoria to pessimism, with hard-hit
                                         technology stocks responsible for much of the pull.
                                         Conversely, the fixed-income market recorded impressive
                                         gains as many weary investors scrambled for the relative
                                         security and liquidity of bonds.
                                         During the period, fixed-income products generally provided a safe haven for investors as slowing economic activity,
                                         interest-rate cuts by the Federal Reserve

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales change of 3.25%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table.

                           ***The Lehman Aggregate Bond Index is an unmanaged index composed of the Government/Corporate
                           Bond Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index and includes
                           U.S. Treasury issues, agency issues, corporate bond issues and mortgage-backed issues. It includes reinvestment of dividends and is unavailable for investment.

                           +Lipper, Inc. is an independent mutual fund performance monitor. Funds in the Lipper Intermediate Investment Grade Debt Funds Average invest at least 65% of the assets in investment grade debt issue with dollar-weighted average maturities of five to ten years.

                           Source for all statistical data -- Banc of America Capital Management, Inc.

                           THE FUND MAY INVEST A SMALL PORTION OF ITS ASSETS IN HIGH YIELD DEBT
                           SECURITIES (COMMONLY KNOWN AS "JUNK BONDS"), WHICH OFFER THE
                           POTENTIAL FOR HIGHER INCOME BUT ALSO INVOLVE SPECIAL RISKS, SUCH AS LESS
                           LIQUIDITY AND POSSIBILITY OF DEFAULT.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
 30

NATIONS BOND FUND
(Formerly known as Nations Investment Grade Bond Fund)
FIXED INCOME MANAGEMENT TEAM COMMENTARY continued

                                         Board (the Fed), and a strong U.S. dollar drove bond prices higher. Both U.S. Treasury securities and corporate bonds
                                         delivered double-digit returns to their holders in the 12
                                         months ending March 31, 2001.

                                         The abrupt slowdown in the economy caught everyone, even the
                                         Fed, by surprise. To arrest a possible slide into recession,
                                         U.S. monetary policymakers slashed interest rates by a full
                                         150 basis points in the first quarter of 2001. Other
                                         interest rates had already started to fall in anticipation of these reductions and in response to weaker growth. The
                                         yield on 10-year treasury notes plummeted to less than 5.00%
                                         in March 2001 from around 6.25% a year earlier.
                                         While the overall fixed income market posted double-digit
                                         returns for the year, a number of large and relatively well known investment grade issuers came under severe pressure.
                                         Bond prices of issuers like Lucent Technologies, Pacific Gas and Electric, and J.C. Penney dropped by 10% to 40% on
                                         deteriorating earnings prospects and added to the overall
                                         volatility of the credit markets.
                                         Despite increased levels of volatility, higher quality fixed income securities and some of the more credit sensitive
                                         sectors managed to outperform U.S. Treasury notes over the year. The table below highlights the performance of several sectors of the U.S. fixed income markets and shows how these sectors performed versus an investment in a comparable
                                         maturity U.S. Treasury note. As can be seen in the table
                                         below, U.S. agency debentures, U.S. agency mortgage-backed securities, and AAA rated asset-backed securities, longer
                                         term commercial mortgage-backed securities all out-performed comparable U.S. Treasury notes by 1.5% to 3.0% over the past
                                         12 months. Even high grade corporates performed well, with
                                         AA and A rated issuers out-performing U.S. Treasury notes by
                                         1.63% and 0.73%, respectively. The only areas where
                                         investors would have been better off investing in U.S.
                                         Treasury securities were in BBB rated and B rated corporate debt. While both of these sectors offered higher yields over the past year, U.S. Treasuries provided greater total return due to their greater price increases.

                                       ---------------------------------------------------------------------------------
                                                                              EXCESS TOTAL RETURN TO COMPARABLE DURATION
                                       SECTOR                                           U.S. TREASURY NOTES(1)
                                       ---------------------------------------------------------------------------------
                                       Agency Debentures                                         1.91%
                                       Agency Mortgage-Backed Securities                         1.46
                                       AAA Asset-Backed Securities                               1.49
                                       AAA Commercial Mortgage-Backed
                                         Securities                                              2.94
                                       Corporates (All)                                          0.44
                                       AAA/AA Rated Corporates                                   1.63
                                       A Rated Corporates                                        0.73
                                       BBB Rated Corporates                                     -0.72
                                       BB Rated Corporates                                       4.30
                                       B Rated Corporates                                       -6.29
                                       ---------------------------------------------------------------------------------

                           (1)Excess total returns based upon Banc of America
                              Capital Management, Inc. analysis of the Salomon Fixed Income Benchmarks and other selected fixed income markets.

NATIONS BOND FUND
(Formerly known as Nations Investment Grade Bond Fund)
FIXED INCOME MANAGEMENT TEAM COMMENTARY continued


                                         HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
                                         Despite the volatile markets, we remained faithful to our
                                         strategy of attempting to control interest rate risk and
                                         focusing on relative value opportunities across the fixed
                                         income markets. The portfolio was heavily weighted in high quality sectors with a particular focus on agency
                                         mortgage-backed securities and AAA rated commercial
                                         mortgage-backed securities. While these sectors are not
                                         immune to credit risk, we believe they do typically offer
                                         substantial protection. U.S. agency mortgage-backed
                                         securities are backed by either an explicit or an implicit guarantee of the U.S. Government as well as by the real
                                         estate underlying each mortgage. AAA rated commercial
                                         mortgage-backed securities are backed by highly diverse
                                         pools of commercial real estate loans and they are
                                         structured to attempt to withstand defaults of 50% or more.
                                         WHAT INVESTMENT DECISIONS CONTRIBUTED TO THE FUND'S
                                         PERFORMANCE?++
                                         Our strategic over weight to the high quality sectors helped the Fund's total return performance for the period. The
                                         portfolio was invested in AAA commercial and agency
                                         residential mortgage-backed securities in lieu of U.S.
                                         Treasury notes. As can be seen in the table above, high
                                         quality credit sensitive sectors outperformed U.S. Treasury notes and this contributed to the overall Fund performance.
                                         WHAT INVESTMENT DECISIONS HINDERED OVERALL FUND PERFORMANCE
                                         DURING THE PERIOD?
                                         Our decision to maintain a sizeable investment in BBB rated corporates hindered the overall Fund performance. While the portfolio was invested primarily in shorter maturity
                                         securities, the slowing of the U.S. economy and the
                                         perceived risk of recession widened yield spreads and the
                                         prices of these securities did not keep pace with U.S.
                                         Treasury notes.
                                         WHAT IS YOUR OUTLOOK FOR THE NEAR TERM AND HOW WILL YOU
                                         POSITION THE FUND?
                                         While the outlook for the U.S. economy remains unclear, we believe that second and third quarter corporate profits will likely be weak and the performance of the credit sensitive sectors should remain volatile. Looking further out, we
                                         believe the 150 basis point decline in the Federal Funds
                                         rate since January may stop the decline in the Gross
                                         Domestic Product growth and the economy may begin to turn
                                         upward in the fourth quarter of 2001.
                                         Despite the fact that we expect weaker short-term corporate profits, we have decided to remain neutral to the benchmark
                                         Index with respect to corporates. The yield spreads of
                                         corporate notes to U.S. Treasury notes may already be at
                                         recession levels, and if we underweight these sectors, we
                                         may run the risk missing the expected improvement in the
                                         U.S. economy. Once there is a clear sign that the U.S.
                                         economy has stopped slowing, we plan to increase our
                                         exposure to corporate securities. Within the high grade
                                         markets, we are planning to reduce our exposure to agency
                                         mortgage-backed securities and AAA rated commercial
                                         mortgage-backed securities as we expect spreads on these
                                         sectors tighten to U.S. Treasury notes over the next few
                                         months.

                           ++Performance holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS BOND FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/01)

[PIE CHART]

Asset-backed securities                                                           4.90
Corporate bonds and notes                                                        38.80
Other                                                                             2.10
Mortgage-backed securities                                                       54.20

                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 6.500% 02/01/31    5.4%
                                                                            -------------------------------------------------
                                                                              2  Government National Mortgage
                                                                                 Association (GNMA) Certificates,
                                                                                 8.000% 12/15/30                         5.2%
                                                                            -------------------------------------------------
                                                                              3  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 6.500% 02/01/31    4.9%
                                                                            -------------------------------------------------
                                                                              4  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 8.000% 04/01/30    2.8%
                                                                            -------------------------------------------------
                                                                              5  Government National Mortgage
                                                                                 Association (GNMA) Certificates,
                                                                                 6.500% 01/15/31                         2.1%
                                                                            -------------------------------------------------
                                                                              6  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 8.000% 04/01/30    1.7%
                                                                            -------------------------------------------------
                                                                              7  Prudential Securities Secured
                                                                                 Financing Corporation, Series
                                                                                 1999-NRF1, Class A2, 6.480% 01/15/09    1.7%
                                                                            -------------------------------------------------
                                                                              8  CS First Boston Mortgage Securities
                                                                                 Corporation, Series 1998-C1, Class
                                                                                 A1B, 6.480% 05/17/08                    1.6%
                                                                            -------------------------------------------------
                                                                              9  Prudential Securities Secured
                                                                                 Financing Corporation, Series
                                                                                 1998-C1, Class A1B, 6.506% 07/15/08     1.6%
                                                                            -------------------------------------------------
                                                                             10  PNC Mortgage Acceptance Corporation,
                                                                                 Series 2000-C2, Class A2, 7.300%
                                                                                 10/12/33                                1.6%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2001, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

NATIONS BOND FUND
PERFORMANCE
   GROWTH OF A $10,000 INVESTMENT

                                                AVERAGE ANNUAL TOTAL RETURN
                                                Investor A Shares

                                                                                    SINCE INCEPTION  NAV**     MOP*
                                                                                    (11/19/92
                                                                                     through
                                                                                     3/31/01)        6.26%     5.84%

                                                The charts to the left show the
                                                growth in value of a
                                                hypothetical $10,000 investment
                                                in Investor A Shares of Nations
                                                Bond Fund from the inception of
                                                the share class. Figures for the
                                                Lehman Aggregate Bond Index, an
                                                unmanaged index composed of the
                                                Government/Corporate Bond Index,
                                                the Asset-Backed Securities
                                                Index and the Mortgage-Backed
                                                Securities Index and includes
                                                U.S. Treasury issues, agency
                                                issues, corporate bond issues
                                                and mortgage-backed issues,
                                                include reinvestment of
                                                dividends. It is unavailable for
                                                investment. The performance of
                                                Primary A, Investor B and
                                                Investor C Shares may vary based
                                                on the differences in sales
                                                loads and fees paid by the
                                                shareholders investing in each
                                                class.

[INVESTOR A SHARES AT MOP* RETURN CHART]                 [CHART LEGEND]

                                                               NATIONS INVESTMENT GRADE BOND       LEHMAN AGGREGATE BOND INDEX
                                                                        FUND $16,069                         $18,068
                                                               -----------------------------       ---------------------------
Nov. 19 1992                                                                9675                              10000
                                                                            9782                              10161
                                                                           10246                              10581
                                                                           10523                              10861
                                                                           10847                              11145
1993                                                                       10820                              11151
                                                                           10511                              10831
                                                                           10383                              10720
                                                                           10436                              10785
                                                                           10440                              10826
                                                                           10913                              11372
                                                                           11557                              12064
                                                                           11725                              12301
1995                                                                       12221                              12825
                                                                           11914                              12598
                                                                           11928                              12669
                                                                           12102                              12904
                                                                           12456                              13291
                                                                           12355                              13216
                                                                           12769                              13702
                                                                           13176                              14156
1997                                                                       13486                              14573
                                                                           13629                              14800
                                                                           13928                              15146
                                                                           14352                              15787
                                                                           14421                              15841
                                                                           14363                              15761
                                                                           14191                              15623
                                                                           14249                              15729
1999                                                                       14210                              15710
                                                                           14468                              16057
                                                                           14676                              16335
                                                                           15116                              16827
                                                                           15604                              17535
Mar. 31 2001                                                               16069                              18068

[INVESTOR A SHARES AT NAV** RETURN CHART]

                                                               NATIONS INVESTMENT GRADE BOND       LEHMAN AGGREGATE BOND INDEX
                                                                        FUND $16,616                         $18,068
                                                               -----------------------------       ---------------------------
Nov. 19 1992                                                               10000                              10000
                                                                           10111                              10161
                                                                           10590                              10581
                                                                           10876                              10861
                                                                           11211                              11145
1993                                                                       11183                              11151
                                                                           10864                              10831
                                                                           10732                              10720
                                                                           10787                              10785
                                                                           10791                              10826
                                                                           11280                              11372
                                                                           11945                              12064
                                                                           12118                              12301
1995                                                                       12631                              12825
                                                                           12314                              12598
                                                                           12329                              12669
                                                                           12509                              12904
                                                                           12874                              13291
                                                                           12770                              13216
                                                                           13198                              13702
                                                                           13619                              14156
1997                                                                       13939                              14573
                                                                           14086                              14800
                                                                           14396                              15146
                                                                           14834                              15787
                                                                           14905                              15841
                                                                           14846                              15761
                                                                           14668                              15623
                                                                           14728                              15729
1999                                                                       14688                              15710
                                                                           14954                              16057
                                                                           15175                              16335
                                                                           15630                              16827
                                                                           16129                              17535
Mar. 31 2001                                                               16616                              18068

   TOTAL RETURN (AS OF 3/31/01)

                                                        INVESTOR A                INVESTOR B                 INVESTOR C
                                    PRIMARY A       NAV**        MOP*        NAV**        CDSC***       NAV**        CDSC***
Inception date                      10/30/92             11/19/92                   6/7/93                    11/16/92
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                   11.39%         11.11%       7.55%       10.29%        7.29%        10.28%        9.28%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                               5.90%          5.66%       4.50%        4.95%        4.65%         4.89%        4.89%
5 YEARS                               6.41%          6.18%       5.48%        5.54%        5.54%         5.56%        5.56%
SINCE INCEPTION                       6.48%          6.26%       5.84%        5.19%        5.19%         5.74%        5.74%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 3.25%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

NATIONS STRATEGIC
INCOME FUND

FIXED INCOME MANAGEMENT TEAM COMMENTARY*

                                         IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON
                                         NATIONS STRATEGIC INCOME FUND'S PERFORMANCE FOR THE 12-MONTH
                                         PERIOD ENDED MARCH 31, 2001 AND THEIR OUTLOOK FOR THE
                                         FUTURE.

PORTFOLIO MANAGEMENT                     PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
The Fund is managed by the Fixed         We believe that fixed income total returns and consistency
Income Management Team of Banc of        of returns may be enhanced through a disciplined risk
America Capital Management, Inc.,        management process. We seek to control interest rate risk
investment sub-adviser to the            and emphasize a quantitative approach to sector allocation,
Fund.                                    sector rotation and relative value security selection.
INVESTMENT OBJECTIVE                     Simply put, we believe that if we maximize the yield of the
The Fund seeks total return with         portfolio and manage its duration -- or interest-rate
an emphasis on current income by         sensitivity -- to an appropriate benchmark, the higher yield
investing in a diversified               of the portfolio should enhance the return of the portfolio.
portfolio of fixed income                At the same time, we believe that managing the duration of
securities.                              the portfolio to the benchmark will eliminate unnecessary
PERFORMANCE REVIEW                       portfolio performance volatility.
For the 12-month period ended            In managing the Fund, the team employs a multi-sector
March 31, 2001, Nations Strategic        strategy. In addition to investing in investment grade debt
Income Fund Investor A Shares            securities, the fund invests in lower quality securities
provided shareholders with a total       (the portfolio may invest up to 35% in non-investment grade
return of 10.80%.**                      securities rated "B" or better by a nationally recognized
                                         rating agency) and foreign securities (the portfolio may
                                         invest up to one-third of its assets in foreign securities).
                                         The security selection process is based on seeking relative value and uses both quantitative and fundamental credit
                                         analysis.
                                         During the first half of the reporting period, the Fund was managed as an investment grade (BBB) corporate bond fund
                                         with some exposure to high yield bonds. This approach was
                                         credit research driven. In the second half of the reporting

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 4.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table. The performance shown includes the effects of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which has the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

                           Source for all statistical data -- Banc of America Capital Management, Inc.

                           THE FUND MAY INVEST A PORTION OF ITS ASSETS IN HIGH YIELD DEBT SECURITIES (COMMONLY KNOWN AS "JUNK BONDS"), WHICH OFFER THE POTENTIAL FOR HIGHER INCOME BUT ALSO INVOLVES SPECIAL RISKS, SUCH AS LESS LIQUIDITY AND POSSIBILITY OF DEFAULT.

                           INTERNATIONAL INVESTING MAY INVOLVE SPECIAL RISKS, INCLUDING FOREIGN TAXATION, CURRENCY RISKS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES IN FINANCIAL STANDARDS AND OTHER MONETARY AND POLITICAL RISKS ASSOCIATED WITH FUTURE POLITICAL AND ECONOMICAL DEVELOPMENTS.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS STRATEGIC
INCOME FUND

FIXED INCOME MANAGEMENT TEAM COMMENTARY continued

                                         period, we evolved the investment approach to a true
                                         multi-sector strategy, taking advantage of all of the asset classes and strategies allowed by the prospectus.

                                         WHAT WERE ECONOMIC AND MARKET CONDITIONS LIKE DURING THE
                                         REPORTING PERIOD?
                                         The U.S. economy slowed dramatically for the year ended
                                         March 31, 2001, which weighed heavily on corporate profit
                                         performance and stock prices. The pendulum in the equity
                                         market swung from euphoria to pessimism, with hard-hit
                                         technology stocks responsible for much of the pull.
                                         Conversely, the fixed-income market recorded impressive
                                         gains as many weary investors scrambled for the relative
                                         security and liquidity of bonds.
                                         During the period, fixed-income products generally provided a safe haven for investors, as slowing economic activity,
                                         interest-rate cuts by the Federal Reserve Board (the Fed)
                                         and a strong U.S. dollar drove bond prices higher. Both U.S.
                                         Treasury securities and corporate bonds delivered
                                         double-digit returns to their holders in the 12 months
                                         ending March 31, 2001.
                                         The abrupt slowdown in the economy caught everyone, even the
                                         Fed, by surprise. To arrest a possible slide into recession,
                                         U.S. monetary policymakers slashed interest rates by a full
                                         150 basis points in the first quarter of 2001. Other
                                         interest rates had already started to fall in anticipation of these reductions and in response to weaker growth. The
                                         yield on 10-year Treasury notes plummeted to less than 5.00%
                                         in March 2001 from approximately 6.25% a year earlier.

                                         While the overall fixed income market posted double-digit
                                         returns for the year, a number of large and relatively well known investment grade issuers came under severe pressure.
                                         Bond prices of issuers like Lucent Technologies, Pacific Gas and Electric, and J.C. Penney dropped by 10% to 40% on
                                         deteriorating earnings prospects and added to the overall
                                         volatility of the credit markets.
                                         Despite increased levels of volatility, higher quality fixed income securities and some of the more credit sensitive
                                         sectors managed to outperform U.S. Treasury notes over the year. The table below highlights the performance of several sectors of the U.S. fixed income markets and shows how these sectors performed versus an investment in a comparable
                                         maturity U.S. Treasury note. As can be seen in the table
                                         below, U.S. agency debentures, U.S. agency mortgage-backed securities, AAA rated asset-backed securities and longer
                                         term commercial mortgage-backed securities all out-performed comparable U.S. Treasury notes by 1.5% to 3.0% over the past
                                         12 months. Even high-grade corporates performed well, with
                                         AA and A rated issuers out-performing U.S. Treasury notes by
                                         1.63% and 0.73% respectively. The only areas where investors may have been better off investing in U.S. Treasury
                                         securities were in BBB rated and B rated corporate debt.
                                         While both of these sectors offered higher yields over the past year, U.S. Treasuries provided greater total return due to their greater price increases.

NATIONS STRATEGIC
INCOME FUND

FIXED INCOME MANAGEMENT TEAM COMMENTARY continued

                                       ---------------------------------------------------------------------------------
                                                                              EXCESS TOTAL RETURN TO COMPARABLE DURATION
                                                      SECTOR                            U.S. TREASURY NOTES(1)
                                       ---------------------------------------------------------------------------------
                                       Agency Debentures                                         1.91%
                                       Agency Mortgage-Backed Securities                         1.46
                                       AAA Asset-Backed Securities                               1.49
                                       AAA Commercial Mortgage-Backed
                                         Securities                                              2.94
                                       Corporates (All)                                          0.44
                                       AAA/AA Rated Corporates                                   1.63
                                       A Rated Corporates                                        0.73
                                       BBB Rated Corporates                                     -0.72
                                       BB Rated Corporates                                       4.30
                                       B Rated Corporates                                       -6.29
                                       ---------------------------------------------------------------------------------

                           (1)Excess total returns based upon Banc of America
                              Capital Management, Inc. analysis of the Salomon Fixed Income Benchmarks and other selected fixed income markets.


                                         HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
                                         Despite the volatile markets, we remained faithful to our
                                         strategy of attempting to control interest rate risk and
                                         focusing on relative value opportunities across the fixed
                                         income markets.
                                         With the slowing economy, our goal was to add return by
                                         maintaining our focus on the high grade markets, while
                                         reducing our exposure to the high yield markets. This
                                         strategy generally proved wise.
                                         The introduction of the international securities to the Fund helped to diversify interest rate risk.

                                         WHAT INVESTMENT DECISIONS CONTRIBUTED TO THE FUND'S
                                         PERFORMANCE?***
                                         Our strategic overweight to the high quality sectors and our reduced exposure to the high yield markets helped the Fund's total return performance for the period.
                                         WHAT INVESTMENT DECISIONS HINDERED OVERALL FUND PERFORMANCE
                                         DURING THE PERIOD?
                                         Our decision to maintain an exposure to lower quality
                                         corporates hindered the overall performance of the Fund.
                                         While most sectors of the fixed income markets posted double digit returns, the prices on high yield securities generally lagged prices of U.S. Treasury notes and the high yield
                                         market posted a return of only 2.71% for the period.
                                         WHAT IS YOUR OUTLOOK FOR THE NEAR TERM AND HOW WILL YOU
                                         POSITION THE FUND?
                                         While the outlook for the U.S. economy remains unclear, we believe that second and third quarter corporate profits will likely be weak and the performance of the credit sensitive sectors should remain volatile. Looking further out, we
                                         believe the 150 basis point decline in the Federal Funds
                                         rate since January may stop the decline in Gross Domestic
                                         Product growth and the economy may begin to turn upward in the fourth quarter of 2001.

                           ***Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS STRATEGIC
INCOME FUND

FIXED INCOME MANAGEMENT TEAM COMMENTARY continued

                                         Despite the fact that we expect weaker short term corporate profits, we have decided to remain neutral to the index with respect to corporates. The yield spreads of corporate notes to U.S. Treasury notes are already at recession levels and if we underweight these sectors, we may run the risk of
                                         missing the expected improvement in the U.S. economy. Once there is a clear sign that the U.S. economy has stopped
                                         slowing, we plan to increase our exposure to both high-yield and investment-grade corporate securities. Within the
                                         high-grade markets, we are planning to reduce our exposure to agency mortgage-backed securities and AAA rated
                                         commercial mortgage-backed securities if spreads on these
                                         sectors continue to tighten.
                                         Within the foreign government bond markets, we are currently running at a full allocation (33% of the total Fund), and we are planning to hold that position. Earlier this year, the government yield curves of many European countries were
                                         substantially lower than the U.S. Treasury yield curve. With the recent rally in the U.S. market, yield curves throughout
                                         Europe and the U.S. are now similar, and we believe that
                                         there may be a strong possibility that the European yield
                                         curves could rally back through the U.S. Treasury yield
                                         curve.

NATIONS STRATEGIC
INCOME FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/01)

[PIE CHART]

Mortgage-backed securities                                                       22.6%
Corporate bonds and notes                                                        39.0
Other                                                                             3.0
Foreign bonds and notes                                                          19.9
Asset-backed securities                                                          15.5

                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 6.500% 02/01/30    5.2%
                                                                            -------------------------------------------------
                                                                              2  Government of Japan, Series 10 Year,
                                                                                 3.300% 06/20/06                         3.9%
                                                                            -------------------------------------------------
                                                                              3  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 8.000% 04/01/30    3.2%
                                                                            -------------------------------------------------
                                                                              4  Buoni Poliennali Del Tes, 6.000%
                                                                                 05/01/31                                2.4%
                                                                            -------------------------------------------------
                                                                              5  Rheinische Hypothekenbank AG, 5.750%
                                                                                 07/05/10                                2.1%
                                                                            -------------------------------------------------
                                                                              6  Government National Mortgage
                                                                                 Association (GNMA) Certificates,
                                                                                 8.000% 12/15/30                         1.8%
                                                                            -------------------------------------------------
                                                                              7  Government National Mortgage
                                                                                 Association (GNMA) Certificates,
                                                                                 6.500% 01/15/31                         1.7%
                                                                            -------------------------------------------------
                                                                              8  Government of Singapore, 3.000%
                                                                                 11/01/02                                1.5%
                                                                            -------------------------------------------------
                                                                              9  Golden State Holdings, Escrow
                                                                                 Corporation, 7.000% 08/01/03            1.5%
                                                                            -------------------------------------------------
                                                                             10  Finnish Government, 5.750% 02/23/11     1.4%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2001, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

NATIONS STRATEGIC
INCOME FUND
PERFORMANCE
   GROWTH OF A $10,000 INVESTMENT

                                                AVERAGE ANNUAL TOTAL RETURN
                                                Investor A Shares

                                                                                    SINCE INCEPTION  NAV**     MOP*
                                                                                    (11/25/92
                                                                                     through
                                                                                     3/31/01)        7.07%     6.44%

                                                The charts to the left show the
                                                growth in value of a
                                                hypothetical $10,000 investment
                                                in Investor A Shares of Nations
                                                Strategic Income Fund from the
                                                inception of the share class.
                                                Figures for the Lehman
                                                Government/Corporate Bond Index,
                                                an unmanaged index comprised of
                                                U.S. Government, U.S. Treasury
                                                and agency securities, corporate
                                                and yankee bonds, include
                                                reinvestment of dividends.
                                                Figures for the Lehman Aggregate
                                                Bond Index, an unmanaged index
                                                composed of the Government/
                                                Corporate Bond Index, the
                                                Asset-Backed Securities Index
                                                and the Mortgage-Backed
                                                Securities Index and includes
                                                U.S. Treasury issues, agency
                                                issues, corporate bond issues
                                                and mortgage-backed issues,
                                                include reinvestment of
                                                dividends. The indices are
                                                unavailable for investment. The
                                                performance of Primary A,
                                                Investor B and Investor C Shares
                                                may vary based on the
                                                differences in sales loads and
                                                fees paid by the shareholders
                                                investing in each class.

[INVESTOR A SHARES AT MOP* (as of 3/31/01)]                 [LINE CHART]
Assumes the reinvestment of all distributions.

                                                                                     LEHMAN
                                                NATIONS STRATEGIC INCOME      GOVERNMENT/CORPORATE        LEHMAN AGGREGATE BOND
                                                          FUND                     BOND INDEX                     INDEX
                                                ------------------------      --------------------        ---------------------
Nov. 25 1992                                             $ 9525                      $10000                      $10000
1992                                                       9656                       10171                       10161
                                                          10285                       10574                       10581
                                                          10691                       10802                       10861
                                                          11081                       11046                       11145
1993                                                      11165                       11065                       11151
                                                          10862                       10840                       10831
                                                          10697                       10775                       10720
                                                          10784                       10864                       10785
1994                                                      10859                       10852                       10826
                                                          11424                       11328                       11372
                                                          12272                       11893                       12064
                                                          12486                       12091                       12301
1995                                                      13098                       12517                       12825
                                                          12674                       12413                       12598
                                                          12709                       12491                       12669
                                                          12953                       12712                       12904
1996                                                      13387                       13023                       13291
                                                          13271                       13009                       13216
                                                          13742                       13393                       13702
                                                          14094                       13754                       14156
1997                                                      14501                       14049                       14573
                                                          14704                       14268                       14800
                                                          15091                       14536                       15146
                                                          15463                       15189                       15787
1998                                                      15555                       15234                       15841
                                                          15401                       15052                       15761
                                                          15202                       14888                       15623
                                                          15076                       14968                       15729
1999                                                      15100                       14907                       15710
                                                          15201                       15306                       16057
                                                          15224                       15528                       16335
                                                          15727                       15974                       16827
2000                                                      16271                       16672                       17535
Mar. 31 2001                                              16840                       17205                       18068

[INVESTOR A SHARES AT NAV** (as of 3/31/01)]                        [LINE CHART]
Assumes the reinvestment of all distributions.

                                                                                     LEHMAN
                                                NATIONS STRATEGIC INCOME      GOVERNMENT/CORPORATE        LEHMAN AGGREGATE BOND
                                                          FUND                     BOND INDEX                     INDEX
                                                ------------------------      --------------------        ---------------------
Nov. 25 1992                                             $10000                      $10000                      $10000
1992                                                      10138                       10171                       10161
                                                          10798                       10574                       10581
                                                          11225                       10802                       10861
                                                          11633                       11046                       11145
1993                                                      11721                       11065                       11151
                                                          11404                       10840                       10831
                                                          11230                       10775                       10720
                                                          11821                       10864                       10785
1994                                                      11401                       10852                       10826
                                                          11994                       11328                       11372
                                                          12883                       11893                       12064
                                                          13109                       12091                       12301
1995                                                      13751                       12517                       12825
                                                          13306                       12413                       12598
                                                          13343                       12491                       12669
                                                          13599                       12712                       12904
1996                                                      14055                       13023                       13291
                                                          13932                       13009                       13216
                                                          14427                       13393                       13702
                                                          14796                       13754                       14156
1997                                                      15224                       14049                       14573
                                                          15437                       14268                       14800
                                                          15843                       14536                       15146
                                                          16234                       15189                       15787
1998                                                      16330                       15234                       15841
                                                          16169                       15052                       15761
                                                          15960                       14888                       15623
                                                          15828                       14968                       15729
1999                                                      15853                       14907                       15710
                                                          15959                       15306                       16057
                                                          15983                       15528                       16335
                                                          16511                       15974                       16827
2000                                                      17083                       16672                       17535
Mar. 31 2001                                              17681                       17205                       18068

   TOTAL RETURN (AS OF 3/31/01)

                                                     INVESTOR A                   INVESTOR B                 INVESTOR C
                               PRIMARY A        NAV**           MOP*         NAV**        CDSC***        NAV**        CDSC***
Inception date                 10/30/92               11/25/92                      6/7/93                     11/9/92
----------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE              11.06%          10.80%         5.59%         10.08%       5.08%          9.98%         8.98%
----------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                         4.92%           4.63%          2.93%          3.96%       3.08%          3.90%         3.90%
5 YEARS                         6.13%           5.85%          4.83%          5.22%       4.91%          5.25%         5.25%
SINCE INCEPTION                 7.36%           7.07%          6.44%          5.62%       5.62%          6.58%         6.58%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 4.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

NATIONS HIGH YIELD
BOND FUND
HIGH YIELD PORTFOLIO MANAGEMENT TEAM COMMENTARY*

                                         IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON
                                         NATIONS HIGH YIELD BOND FUND'S PERFORMANCE FOR THE 12-MONTH
                                         PERIOD ENDED MARCH 31, 2001, AND ITS OUTLOOK FOR THE FUTURE.

PORTFOLIO MANAGEMENT                     PLEASE DESCRIBE THE FUND'S INVESTMENT PHILOSOPHY AND STYLE.
The Fund is managed by the High          Our investment philosophy emphasizes current yield, while
Yield Portfolio Management Team of       looking for total return, through investments in a
MacKay Shields LLC, investment           diversified portfolio of high-yield debt securities. We
sub-adviser to the Fund.                 believe that high-yield managers can add value through
INVESTMENT OBJECTIVE                     superior credit selection, which may reduce default rates
The Fund seeks maximum income by         and result in attractive risk-adjusted returns. The primary
investing in a diversified               focus of our investment strategy is to preserve invested
portfolio of high yield debt             capital. To this end, we identify securities that offer what
securities.                              we call a margin of safety. These are securities with strong
PERFORMANCE REVIEW                       asset coverage or significant free cash flow. The secondary
For the 12-month period ended            focus of our investment process is to generate total return
March 31, 2001, Nations High Yield       through an identified catalyst for price appreciation. In
Bond Fund Investor A Shares              our view, companies that can significantly reduce debt
provided shareholders with a total       through free cash flow, new equity or an identified
return of 3.99%.**                       restructuring potentially can present opportunities for
                                         price appreciation.
                                         WHAT WERE THE ECONOMIC AND MARKET CONDITIONS LIKE DURING THE
                                         REPORTING PERIOD?
                                         During the fiscal year ending March 31, 2001, the "new
                                         economy" faced challenges as the Federal Reserve Board's
                                         (the Fed) tightening campaign began to show results. In its efforts to slow economic growth and keep inflation in check, the Fed raised the targeted Federal Funds rate 1.75% from
                                         May 1999 through June 2000. As capital costs were rising, so were energy prices, causing many companies to experience
                                         earnings disappointments. Telecommunications companies
                                         suffered from reduced access to capital, the metals and
                                         mining sector was hurt by low steel and commodity prices,
                                         and chemical producers saw earnings plummet when rising
                                         energy and feedstock costs could not be passed along to
                                         customers.
                                         During the year, default rates reached 6%, up from 5% in
                                         1999. With extreme volatility in stocks and bonds and an
                                         inverted yield curve, many investors took refuge in money
                                         market accounts. With fewer dealers, reduced new issuance, and lower trading volume, bids dried up and liquidity in the high-yield market reached all-time lows. Allocations by
                                         pension funds and the leveraged CBO (collateralized

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales change of 4.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table. The performance shown includes the effects of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which has the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

                           Source for all statistical data -- MacKay Shields
                           LLC.

                           INVESTING IN HIGHER-YIELDING, LOWER-RATED CORPORATE BONDS (COMMONLY KNOWN AS "JUNK BONDS") HAS A GREATER RISK OF PRICE FLUCTUATION AND LOSS OF PRINCIPAL AND INCOME THAN U.S. GOVERNMENT SECURITIES SUCH AS U.S. TREASURY BONDS AND BILLS.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS HIGH YIELD
BOND FUND
HIGH YIELD PORTFOLIO MANAGEMENT TEAM COMMENTARY continued

                                         bond obligation) community weren't enough to offset
                                         large-scale redemptions at many retail mutual funds.

                                         Despite these setbacks, we remain optimistic. The Fed
                                         reversed course and began aggressively easing rates in
                                         January, 2001. Historically, lower short terms rates have
                                         resulted in a steepening yield curve, which could bode well for the high-yield market. All-time low valuations may
                                         provide attractive opportunities in the months ahead and we believe the key ingredients are in place for high-yield
                                         bonds to post strong returns if the economy experiences a
                                         soft landing in 2001.

                                         HOW DID THE FUND PERFORM THROUGH THE ECONOMIC AND MARKET
                                         CONDITIONS OF THE LAST 12 MONTHS?
                                         For the 12 months ended March 31, 2001 Nations High Yield
                                         Bond Fund (Investor A Shares) returned 3.99%, outperforming the -3.20% loss in the Lipper High Current Yield Funds
                                         Average*** over the same period. The Fund also outperformed the 0.77% return of the Credit Suisse First Boston (CSFB)
                                         Global High Yield Bond Index+ for the period.

                                         The Fund's ability to outperform its peers was due to what it didn't own as well as to what it did own. The Fund's
                                         underweighted positions in telecom and metals and mining
                                         helped performance, as these sectors were the year's worst performers. The Fund's positions in health care and gaming helped performance, as these sectors were top performers.
                                         Having an overweighted position in lower-quality, single-B credits had a negative impact on the Fund's performance
                                         relative to its benchmark, as a flight-to-quality movement caused BB credits to sharply outperform B-rated bonds.

                                         WHAT INVESTMENT DECISIONS HELPED PERFORMANCE?++
                                         Several of the Fund's best performers were the result of
                                         mergers and acquisition activity. Generac Portable
                                         Production LLC, a manufacturer of engine powered tools, was the top performing position within the fund following its
                                         announcement that Briggs & Stratton had agreed to acquire
                                         the firm. Efficient Networks, a maker of digital subscriber line modems, was also a top performer on news that it was
                                         being acquired by Siemens. Other top performers were
                                         companies the fund purchased at steeply discounted prices
                                         which experienced positive earnings. Magellan Health
                                         Services, Inc., an HMO providing mental health benefits, was another strong performer whose securities traded up
                                         following improved earnings announcements throughout the
                                         year. Intertek Finance plc, an environmental testing
                                         concern, also helped performance as the company continued to post strong numbers despite an ongoing investigation by the
                                         Environmental Protection Agency.

                           ***Lipper Inc. is an independent mutual fund performance monitor. Funds in the Lipper High Current Yield Fund's Average aim at high (relative) current yield from fixed income securities and have no quality or maturity restrictions.

                           +Credit Suisse First Boston (CSFB) Global High Yield Bond Index is an unmanaged, trader-priced portfolio constructed to mirror the high yield debt market. It is unavailable for investment.

                           ++Portfolio characteristics are subject to change and may not be representative of current characteristics.

NATIONS HIGH YIELD
BOND FUND
HIGH YIELD PORTFOLIO MANAGEMENT TEAM COMMENTARY continued

                                         WHAT INVESTMENT DECISIONS HINDERED PERFORMANCE?
                                         Unfortunately, the Fund suffered from a severe credit
                                         setback at ICG Communications, a competitive local-exchange carrier. After the Fund purchased the company's bonds, ICG received $750 million in cash equity from Liberty Media and
                                         Hicks Muse. Shortly thereafter, however, the company filed for bankruptcy under Chapter 11. Although the Fund had
                                         purchased the securities at discounted prices, we sold the bonds at a substantial loss, with a negative impact on
                                         performance. The Fund's international cable holdings also
                                         impacted performance, as these credits traded lower on
                                         capital concerns similar to those in the telecom sector.

                                         HOW IS THE FUND POSITIONED?
                                         Throughout the year, the Fund continued to increase its
                                         weighting in the utility sector, based on attractive
                                         relative yields and strong asset protection. We purchased or added to Fund's positions in CMS Energy Corporation, Western
                                         Resources, Inc. and PSEG Energy Holdings, Inc. The Fund also increased its overweighted position in health care, adding to holdings of Magellan Health Services, Inc., Unilab, and
                                         Apria Healthcare Group Inc. We increased the Fund's cable
                                         holdings, purchasing Charter Communications Holdings LLC and
                                         Cablevision SA and adding to an existing position in NTL
                                         Communications Corporation. Gaming exposure climbed during the year through purchases of Venetian Casino Resort LLC and
                                         Mandalay Report Group.
                                         More recently, the Fund's focus has included distressed debt and "fallen angels," including companies with strong
                                         franchises or assets trading at steeply discounted prices.
                                         We initiated positions in Conseco, an insurer, and Crown
                                         Cork & Seal Company, Inc., a packaging company, during the second half of the year. We also picked up higher-rated
                                         Royal Caribbean Cruise Lines and British Sky Broadcasting
                                         following ratings downgrades.
                                         As asset values for telecom and technology companies began to collapse, we reduced the Fund's exposure to these sectors by selling its positions in Metromedia Fiber, Versatel,
                                         Tele-One, and ICG Communications. We also sold the Fund's
                                         technology positions in ASAT and Cirrus Logic.
                                         WHAT IS YOUR OUTLOOK FOR THE REST OF 2001?
                                         As we enter April, 2001, the Fed has embarked upon an easing campaign in an effort to engineer a "soft landing." While
                                         past performance is no guarantee of future results, history suggests that such a scenario typically results in a
                                         steepening yield curve, making short-term bonds less
                                         attractive and encouraging investors to move money into
                                         higher-yielding instruments. We believe these factors might prompt a strong technical rally in the high-yield market,
                                         with lower-rated credits (single-B bonds) outperforming
                                         higher-rated ones, and deferred-interest securities
                                         outperforming those that pay cash. As a result, the Fund is overweighted in single-B credits and slightly overweighted in zero-coupon bonds.

NATIONS HIGH YIELD
BOND FUND
HIGH YIELD PORTFOLIO MANAGEMENT TEAM COMMENTARY continued

                                         The economy and the stock market remain key concerns.
                                         Defaults rose in 2000, and Moody's is forecasting yet
                                         another increase in 2001. We believe that much of this risk may already be priced into the market. If the Fed can
                                         engineer a "soft landing," we believe that high-yield
                                         spreads may tighten substantially as the risk of recession subsides.

                                         Although the Fund is focused on lower-rated credits, it
                                         remains underweighted in cyclical sectors, including auto
                                         parts manufacturers, building products and homebuilders,
                                         steel companies, paper companies and retailers, which we
                                         believe are the most likely to be hurt in a recession. The
                                         Fund's barbell approach may help it participate in an up
                                         market, yet minimize the impact of an economic slowdown.
                                         Despite the potential for a telecom rally in 2001, most
                                         names do not fit the Fund's investment process and ongoing capital needs could put pressure on bond prices. The Fund
                                         will stick to its disciplines and continue to focus on
                                         companies with strong asset coverage and/or free cash flow.

                                         Several forces could impact the market in 2001, including
                                         slowing global economies, rising loan defaults at major
                                         financial institutions, sharply higher energy and
                                         electricity costs, the California utility crisis, rising
                                         unemployment and the Fed's response to any or all of these factors. Whatever the markets or the economy may bring, the
                                         Fund will seek to continue to stick to its investment
                                         discipline, focusing on companies with strong asset coverage and/or free cash flow.

NATIONS HIGH YIELD
BOND FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/01)

[PIE CHART]

                                                              CONVERTIBLE BONDS AND
CORPORATE BONDS AND NOTES                     OTHER                   NOTES              COMMON STOCKS         PREFERRED STOCKS
-------------------------                     -----           ---------------------      -------------         ----------------
81.6%                                          8.9%                    5.3%                   1.7%                   2.5%

                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Golden State Holdings, Escrow
                                                                                 Corporation, 7.000% 08/01/03            1.7%
                                                                            -------------------------------------------------
                                                                              2  United Pan-Europe Communications
                                                                                 N.V., Series B, 11.500% 02/01/10        1.5%
                                                                            -------------------------------------------------
                                                                              3  Tiverton Rumford Power Association,
                                                                                 9.000% 07/15/18                         1.3%
                                                                            -------------------------------------------------
                                                                              4  PSEG Energy Holdings Inc., 8.625%
                                                                                 02/15/08                                1.3%
                                                                            -------------------------------------------------
                                                                              5  Millicom International Cellular SA,
                                                                                 0.000% 06/01/06                         1.3%
                                                                            -------------------------------------------------
                                                                              6  Kelso and Company, 12.750% 10/01/09     1.2%
                                                                            -------------------------------------------------
                                                                              7  Sovereign REIT                          1.2%
                                                                            -------------------------------------------------
                                                                              8  Felcor Lodging LP, 9.500% 09/15/08      1.1%
                                                                            -------------------------------------------------
                                                                              9  Boston Scientific Corporation, 6.625%
                                                                                 03/15/05                                1.1%
                                                                            -------------------------------------------------
                                                                             10  BF Saul, 9.750% 04/01/08                1.1%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2001, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

NATIONS HIGH YIELD
BOND FUND
PERFORMANCE
   GROWTH OF A $10,000 INVESTMENT

                                                AVERAGE ANNUAL TOTAL RETURN
                                                Investor A Shares

                                                                                    SINCE INCEPTION  NAV**       MOP*

                                                                                    (2/14/00
                                                                                     through
                                                                                     3/31/01)        3.23%      -1.15%

                                                The charts to the left show the
                                                growth in value of a
                                                hypothetical $10,000 investment
                                                in Investor A Shares of Nations
                                                High Yield Bond Fund from the
                                                inception of the share class.
                                                The Credit Suisse First Boston
                                                (CSFB) Global High Yield Bond
                                                Index is an unmanaged
                                                trader-priced portfolio
                                                constructed to mirror the high
                                                yield debt market. It is
                                                unavailable for investment. The
                                                performance of Primary A,
                                                Investor B and Investor C Shares
                                                may vary based on the
                                                differences in sales loads and
                                                fees paid by the shareholders
                                                investing in each class.

[INVESTOR A SHARES AT MOP* RETURN CHART]                 [CHART LEGEND]

                                                               NATIONS HIGH YIELD BOND FUND     CSFB GLOBAL HIGH YIELD BOND INDEX
                                                               ----------------------------     ---------------------------------
Feb. 14 2000                                                               9525                               10000
                                                                           9494                                9612
                                                                           9687                                9655
                                                                           9802                                9721
2000                                                                       9345                                9229
Mar. 31 2001                                                               9871                                9685

[INVESTOR A SHARES AT NAV** RETURN CHART]

                                                               NATIONS HIGH YIELD BOND FUND     CSFB GLOBAL HIGH YIELD BOND INDEX
                                                               ----------------------------     ---------------------------------
Feb. 14 2000                                                              10000                               10000
                                                                           9967                                9612
                                                                          10171                                9655
                                                                          10291                                9721
2000                                                                       9812                                9229
Mar. 31 2001                                                              10364                                9685

   TOTAL RETURN (AS OF 3/31/01)

                                                          INVESTOR A               INVESTOR B                INVESTOR C
                                      PRIMARY A       NAV**        MOP*        NAV**       CDSC***       NAV**       CDSC***
Inception date                        2/14/00              2/14/00                   2/17/00                   3/8/00
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                      4.51%         3.99%       -0.92%       3.29%       -1.37%        3.20%        2.27%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
SINCE INCEPTION                         3.88%         3.23%       -1.15%       2.48%       -0.79%        2.26%        2.26%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 4.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

NATIONS FUNDS
Nations Short-Term Income Fund
  STATEMENT OF NET ASSETS                                      MARCH 31, 2001

PRINCIPAL
 AMOUNT                                                                  VALUE
  (000)                                                                  (000)
--------------------------------------------------------------------------------
            ASSET-BACKED SECURITIES -- 24.8%
            ASSET-BACKED -- AUTO LOANS -- 7.7%
 $ 7,900    BankBoston RV Trust,
              Series 1997-1, Class A7,
              6.480% 07/15/08........................................   $  7,988
   5,000    BMW Vehicle Lease Trust,
              Series 2000-A, Class A4,
              6.670% 10/25/03........................................      5,164
   3,500    Ford Credit Auto Owner Trust,
              Series 2000-A, Class B,
              7.370% 07/15/04........................................      3,641
   2,270    Honda Auto Receivables Owner Trust,
              Series 2000-1, Class A4,
              6.670% 01/16/06........................................      2,358
   4,000    Nissan Auto Receivables Owner Trust,
              Series 2000-C, Class A3,
              6.720% 08/16/04........................................      4,119
   5,000    Premier Auto Trust,
              Series 1999-1, Class A4,
              5.820% 10/08/03........................................      5,058
                                                                        --------
                                                                          28,328
                                                                        --------
            ASSET-BACKED -- CREDIT CARD RECEIVABLES -- 6.0%
   3,000    Citibank Credit Card Master Trust I,
              Series 1998-3, Class B,
              5.950% 02/07/05........................................      3,052
   5,000    Discover Card Master Trust I,
              Series 1998-6, Class A,
              5.850% 01/17/06........................................      5,084
   3,936    Fingerhut Master Trust,
              Series 1998-1, Class B,
              6.290% 02/15/05........................................      3,984
   3,500    Fleet Credit Card Master Trust,
              Series 1996-A, Class A1,
              6.000% 11/15/05........................................      3,568
   3,920    Metris Master Trust,
              Series 1997-1, Class B,
              7.110% 10/20/05........................................      3,991
   2,492    Sears Credit Account Master Trust,
              Series 1998-1, Class A,
              5.800% 08/15/05........................................      2,496
                                                                        --------
                                                                          22,175
                                                                        --------
            ASSET-BACKED -- HOME EQUITY LOANS -- 7.4%
  11,477    EQCC Home Equity Loan Trust,
              Series 1998-1, Class A4F,
              6.459% 03/15/21........................................     11,691
   3,610    GE Capital Mortgage Services, Inc.,
              Series 1997-HE4, Class A3,
              6.590% 12/25/12........................................      3,608
   4,000    Residential Asset Securities Corporation 2000-KS5, Class
              AI2,
              6.935% 10/25/20........................................      4,093
   7,300    Residential Asset Securities Corporation,
              Series 1999-KS1, Class AI3,
              6.110% 05/25/25........................................      7,386

PRINCIPAL
 AMOUNT                                                                  VALUE
  (000)                                                                  (000)
--------------------------------------------------------------------------------
            ASSET-BACKED -- HOME EQUITY LOANS -- (CONTINUED)
 $   662    Southern Pacific Secured Assets Corporation,
              Series 1998-1, Class A2,
              6.270% 02/25/18........................................   $    661
                                                                        --------
                                                                          27,439
                                                                        --------
            ASSET-BACKED -- OTHER -- 3.7%
   1,654    Augusta Funding Ltd. IV, Class A1,
              6.250% 11/15/02@.......................................      1,692
   8,000    First Sierra Receivables,
              Series 1999-1, Class A4,
              5.730% 09/15/04........................................      8,094
   4,000    PSE&G Transition Funding LLC,
              Series 2001-1, Class A1,
              5.460% 06/15/04........................................      4,015
                                                                        --------
                                                                          13,801
                                                                        --------
            TOTAL ASSET-BACKED SECURITIES
              (Cost $90,006).........................................     91,743
                                                                        --------
            CORPORATE BONDS AND NOTES -- 51.3%
            AUTOMOTIVE -- 4.0%
   3,000    ERAC USA Finance Company,
              7.500% 06/15/03@.......................................      3,124
   5,000    Ford Motor Credit Company,
              5.125% 10/15/01........................................      5,010
   3,786    Hertz Corporation, Class A,
              7.000% 04/15/01........................................      3,787
   3,000    PACCAR Financial Corporation,
              5.830% 03/14/03........................................      3,050
                                                                        --------
                                                                          14,971
                                                                        --------
            BROADCASTING AND CABLE -- 3.9%
   5,000    News America Holdings,
              8.625% 02/01/03........................................      5,236
   4,000    Paramount Communications, Sr. Notes,
              7.500% 01/15/02........................................      4,068
   5,100    Time Warner Inc., Pass-Thru,
              6.100% 12/30/01@.......................................      5,138
                                                                        --------
                                                                          14,442
                                                                        --------
            COMMERCIAL BANKING -- 9.0%
   4,000    Banco Latinoamericano de Exportaciones, SA, Class E,
              7.400% 09/21/01........................................      4,041
   5,050    First Maryland Bancorp,
              8.375% 05/15/02........................................      5,201
   2,865    First Union Corporation,
              6.625% 06/15/04........................................      2,937
   2,000    Firstar Corporation,
              6.500% 07/15/02........................................      2,035
   5,125    Golden State Holdings, Escrow Corporation,
              7.000% 08/01/03........................................      5,120
   2,400    J.P. Morgan Chase & Company,
              5.750% 04/15/04........................................      2,422
   2,000    PNC Funding Corporation,
              6.875% 03/01/03........................................      2,060

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Short-Term Income Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2000

PRINCIPAL
 AMOUNT                                                                  VALUE
  (000)                                                                  (000)
--------------------------------------------------------------------------------
            COMMERCIAL BANKING -- (CONTINUED)
 $ 4,000    Popular, Inc., MTN,
              6.375% 09/15/03........................................   $  4,079
   5,000    Wells Fargo & Company,
              5.750% 02/01/03........................................      5,056
                                                                        --------
                                                                          32,951
                                                                        --------
            COMPUTER SERVICES -- 0.6%
   2,751    Comdisco, Inc.,
              9.500% 08/15/03(a).....................................      2,256
                                                                        --------
            COMPUTERS AND OFFICE EQUIPMENT -- 0.6%
   2,125    Compaq Computer Corporation,
              7.450% 08/01/02........................................      2,147
                                                                        --------
            CONGLOMERATES -- 1.5%
   5,500    Waste Management, Inc.,
              7.700% 10/01/02........................................      5,611
                                                                        --------
            DEPARTMENT AND DISCOUNT STORES -- 2.0%
   4,000    Federated Department Stores, Inc.,
              8.500% 06/15/03........................................      4,230
   3,230    Sears Roebuck Acceptance Corporation,
              6.860% 10/02/01........................................      3,254
                                                                        --------
                                                                           7,484
                                                                        --------
            DIVERSIFIED MANUFACTURING -- 0.4%
   1,500    Bayer Corporation,
              6.500% 10/01/02........................................      1,532
                                                                        --------
            ENERGY -- MISCELLANEOUS -- 0.8%
   3,000    Nisource Finance Corporation,
              7.500% 11/15/03@.......................................      3,126
                                                                        --------
            EXPLORATION AND PRODUCTION -- 0.8%
   3,000    Norcen Energy Resources Ltd.,
              6.800% 07/02/02........................................      3,054
                                                                        --------
            FINANCE -- MISCELLANEOUS -- 6.8%
   3,000    Aristar, Inc.,
              7.750% 06/15/01........................................      3,013
   3,000    Associates Corporation of North America,
              5.500% 02/15/04........................................      2,994
   2,500    CIT Group, Inc., Class A,
              7.500% 11/14/03........................................      2,604
   3,000    General Motors Acceptance Corporation,
              5.950% 03/14/03........................................      3,022
   4,000    Household Finance Corporation,
              5.875% 11/01/02........................................      4,026
   2,000    International Lease Finance Corporation,
              4.910% 04/04/03........................................      2,000
   2,500    Merrill Lynch & Company, Inc., MTN,
              5.880% 01/15/04........................................      2,535

PRINCIPAL
 AMOUNT                                                                  VALUE
  (000)                                                                  (000)
--------------------------------------------------------------------------------
            FINANCE -- MISCELLANEOUS -- (CONTINUED)
 $ 1,180    Norwest Financial, Inc.,
              6.625% 07/15/04........................................   $  1,217
   3,250    Washington Mutual Inc.,
              8.250% 10/01/02........................................      3,375
                                                                        --------
                                                                          24,786
                                                                        --------
            FOOD AND DRUG STORES -- 0.5%
   2,000    Safeway Inc.,
              5.875% 11/15/01........................................      2,011
                                                                        --------
            FOOD PRODUCTS -- 2.5%
   4,000    General Mills, Inc.,
              7.000% 09/16/02........................................      4,110
   2,000    Kellogg Company,
              5.500% 04/01/03........................................      1,995
   3,000    Safeway Inc.,
              6.850% 09/15/04........................................      3,101
                                                                        --------
                                                                           9,206
                                                                        --------
            HEALTH SERVICES -- 1.3%
   2,100    American Home Products Corporation,
              5.875% 03/15/04........................................      2,108
   3,010    HEALTHSOUTH Corporation, Sr. Notes,
              6.875% 06/15/05........................................      2,867
                                                                        --------
                                                                           4,975
                                                                        --------
            INSURANCE -- 3.1%
   5,000    Aon Corporation,
              7.400% 10/01/02........................................      5,138
   4,000    Monumental Global Funding II,
              6.950% 10/01/03........................................      4,143
   2,000    New York Life Insurance Company,
              6.400% 12/15/03........................................      2,055
                                                                        --------
                                                                          11,336
                                                                        --------
            INTEGRATED OIL -- 1.0%
   3,500    Phillips Petroleum Company,
              6.650% 03/01/03........................................      3,590
                                                                        --------
            INVESTMENT SERVICES -- 8.0%
   5,000    Bear Stearns Company, Inc.,
              6.125% 02/01/03(a).....................................      5,043
   5,000    Donaldson, Lufkin & Jenrette, Inc.,
              5.875% 04/01/02........................................      5,049
   4,000    Goldman Sachs Group LP,
              7.125% 03/01/03@.......................................      4,125
   2,500    Lehman Brothers Holdings Inc.,
              6.250% 04/01/03........................................      2,533
   4,000    Morgan Stanley Dean Witter & Company,
              7.375% 04/15/03........................................      4,175

                       SEE NOTES TO FINANCIAL STATEMENTS.
 48

NATIONS FUNDS
Nations Short-Term Income Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2000

PRINCIPAL
 AMOUNT                                                                  VALUE
  (000)                                                                  (000)
--------------------------------------------------------------------------------
            INVESTMENT SERVICES -- (CONTINUED)
 $ 4,000    Paine Webber Group Inc.,
              8.250% 05/01/02........................................   $  4,139
   4,000    Salomon, Inc.,
              6.750% 02/15/03........................................      4,108
                                                                        --------
                                                                          29,172
                                                                        --------
            RAILROADS, TRUCKING AND SHIPPING -- 1.2%
   2,000    FedEx Corporation,
              6.625% 02/12/04@.......................................      2,038
   2,500    Illinois Central Railroad Company,
              6.750% 05/15/03........................................      2,547
                                                                        --------
                                                                           4,585
                                                                        --------
            REAL ESTATE -- 0.5%
   2,000    Southern Investment UK, plc,
              6.375% 11/15/01........................................      1,996
                                                                        --------
            UTILITIES -- MISCELLANEOUS -- 2.8%
   4,750    Consumers Energy Company,
              6.375% 09/15/03........................................      4,752
   3,000    Dominion Resources, Inc.,
              6.000% 01/31/03........................................      3,021
   2,500    Transcontinental Gas Pipeline,
              8.875% 09/15/02........................................      2,620
                                                                        --------
                                                                          10,393
                                                                        --------
            TOTAL CORPORATE BONDS AND NOTES
              (Cost $186,782)........................................    189,624
                                                                        --------
            MORTGAGE-BACKED SECURITIES -- 11.6%
            COMMERCIAL MORTGAGE-BACKED SECURITIES -- 1.1%
   4,000    Mall of America Capital Company LLC,
              Series 2000-1, Class B,
              5.969%** 03/12/05......................................      3,993
                                                                        --------
            FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)
              CERTIFICATES -- 4.4%
     363    5.500% 07/01/01..........................................        363
     112    7.500% 09/01/01..........................................        112
   7,000    5.750% 07/15/03..........................................      7,160
   8,500    5.000% 01/15/04..........................................      8,539
                                                                        --------
                                                                          16,174
                                                                        --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
              CERTIFICATES -- 4.4%
   4,271    6.000% 06/01/01-11/01/04.................................      4,283
  11,000    5.750% 04/15/03..........................................     11,235
     461    6.500% 08/01/04..........................................        468
     584    7.500% 11/01/09..........................................        604
                                                                        --------
                                                                          16,590
                                                                        --------

PRINCIPAL
 AMOUNT                                                                  VALUE
  (000)                                                                  (000)
--------------------------------------------------------------------------------
            GOVERNMENT NATIONAL MORTGAGE
              ASSOCIATION (GNMA)
              CERTIFICATES -- 1.7%
 $ 6,112    7.375% 04/20/22..........................................   $  6,198
                                                                        --------
            TOTAL MORTGAGE-BACKED SECURITIES
              (Cost $42,289).........................................     42,955
                                                                        --------
            U.S. TREASURY OBLIGATIONS -- 10.1%
            U.S. TREASURY NOTES -- 8.3%
   1,000    5.500% 03/31/03(a).......................................      1,023
   9,500    5.750% 04/30/03..........................................      9,779
   3,100    5.875% 02/15/04(a).......................................      3,222
   7,000    6.000% 08/15/04(a).......................................      7,330
   5,000    7.250% 08/15/04..........................................      5,427
   3,500    5.875% 11/15/04..........................................      3,658
                                                                        --------
                                                                          30,439
                                                                        --------
            U.S. TREASURY STRIPS -- 1.8%
   8,000    Principal only,
              4.648%*** 11/15/04.....................................      6,773
                                                                        --------
            TOTAL U.S. TREASURY OBLIGATIONS
              (Cost $35,955).........................................     37,212
                                                                        --------
 SHARES
 (000)
---------
            INVESTMENT COMPANIES -- 5.9%
              (Cost $21,863)
  21,863    Nations Cash Reserves#...................................   $ 21,863
                                                                        --------
            TOTAL INVESTMENT COMPANIES
            TOTAL INVESTMENTS
              (Cost $376,895*)................................  103.7%   383,397
                                                                        --------
            OTHER ASSETS AND LIABILITIES (NET)................   (3.7)%
            Cash.....................................................   $      1
            Receivable for investment securities sold................     14,279
            Receivable for Fund shares sold..........................        592
            Interest receivable......................................      5,117
            Collateral on securities loaned..........................    (17,951)
            Payable for Fund shares redeemed.........................       (237)
            Investment advisory fee payable..........................        (63)
            Administration fee payable...............................        (69)
            Shareholder servicing and distribution fees payable......         (4)
            Distributions payable....................................     (1,645)
            Payable for investment securities
              purchased..............................................    (13,461)
            Accrued Trustees' fees and expenses......................        (35)
            Accrued expenses and other liabilities...................       (103)
                                                                        --------
            TOTAL OTHER ASSETS AND LIABILITIES (NET).................    (13,579)
                                                                        --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Short-Term Income Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2000

                                                                         VALUE
                                                                         (000)
--------------------------------------------------------------------------------
            NET ASSETS........................................  100.0%  $369,818
                                                                        ========
            NET ASSETS CONSIST OF:
            Accumulated net realized loss on investments sold........   $(11,823)
            Net unrealized appreciation of investments...............      6,502
            Paid-in capital..........................................    375,139
                                                                        --------
            NET ASSETS...............................................   $369,818
                                                                        ========
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($358,811,719 / 36,608,012 shares outstanding).........      $9.80
                                                                           =====
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($7,657,619 / 780,763 shares outstanding)..............      $9.81
                                                                           =====
            Maximum sales charge.....................................      1.00%
            Maximum offering price per share.........................      $9.91
            INVESTOR B SHARES:
            Net asset value and offering price per share+
              ($2,515,079 / 256,518 shares outstanding)..............      $9.80
                                                                           =====
            INVESTOR C SHARES:
            Net asset value and offering price per share+
              ($833,375 / 84,996 shares outstanding).................      $9.80
                                                                           =====

---------------

 * Federal Income Tax Information: Net unrealized appreciation of $6,502 on investment securities was comprised of gross appreciation of $7,232 and gross depreciation of $730 for federal income tax purposes. At March 31, 2001, the aggregate cost of securities for federal income tax purposes was $376,895.

 ** Variable rate note. The interest rate shown reflects the rate in effect at March 31, 2001.

*** Zero coupon security. The rate shown reflects the yield to maturity at March
    31, 2001.

 @ Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 + The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, Inc. A portion of this amount represents cash collateral received from securities lending activity (Note 11). The portion that represents cash collateral is $17,951.

 (a) All or a portion of security was on loan at March 31, 2001. The aggregate cost and market value of securities on loan at March 31, 2001 is $13,179 and $13,189, respectively.

ABBREVIATIONS:
MTN -- Medium Term Note

                       SEE NOTES TO FINANCIAL STATEMENTS.
 50

NATIONS FUNDS
Nations Short-Intermediate Government Fund
  STATEMENT OF NET ASSETS                                      MARCH 31, 2001

PRINCIPAL
 AMOUNT                                              VALUE
  (000)                                              (000)
------------------------------------------------------------
            MORTGAGE-BACKED SECURITIES -- 81.1%
            COMMERCIAL MORTGAGE-BACKED
              SECURITIES -- 9.2%
$  9,350    Chase Manhattan Bank -- First Union
              National, Series 1999-1, Class A2,
              7.439% 07/15/09##.................   $   9,980
   9,340    Commercial Mortgage Acceptance
              Corporation, Series 1999-C1, Class
              A2, 7.030% 05/15/09##.............       9,773
   9,350    First Union National Bank Commercial
              Mortgage, Series 1999-C4, Class
              A2, 7.390% 11/15/09##.............       9,978
   4,865    PNC Mortgage Acceptance Corporation,
              Series 2001-C1, Class A-1, 5.910%
              12/12/09..........................       4,866
   4,265    PNC Mortgage Acceptance Corporation,
              Series 1999-CM1, Class A1B, 7.330%
              10/10/09##........................       4,532
   9,250    Salomon Brothers Mortgage
              Securities, Series 2000-C2, Class
              A2, 7.455% 04/18/10##.............       9,878
   1,499    Vendee Mortgage Trust, Series
              1994-3A, Class 1H, 6.500%
              12/15/01..........................       1,503
                                                   ---------
                                                      50,510
                                                   ---------
            FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)
              CERTIFICATES -- 8.7%
  26,000    6.250% 10/15/02-07/15/04##(a).......      26,675
     399    6.000% 11/15/10.....................         399
  20,780    7.000% 11/01/30.....................      21,064
                                                   ---------
                                                      48,138
                                                   ---------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
              CERTIFICATES -- 37.5%
  12,310    7.000% 05/18/04-12/01/28##..........      12,465
  94,500    6.500% 08/15/04-02/01/30............      96,129
   3,393    6.150% 03/01/08##...................       3,451
  12,601    6.270% 06/01/08##...................      12,885
  11,100    6.625% 11/15/10.....................      11,811
   3,546    9.000% 04/01/16##...................       3,716
   6,037    8.500% 04/01/17##...................       6,404
  39,983    7.500% 09/01/29##...................      40,870
  18,475    6.500% 02/01/31(b)..................      18,383
                                                   ---------
                                                     206,114
                                                   ---------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)
              CERTIFICATES -- 25.7%
   8,955    7.375% 04/20/22##...................       9,080
  11,469    7.500% 02/15/24-04/15/26............      11,797

PRINCIPAL
 AMOUNT                                              VALUE
  (000)                                              (000)
------------------------------------------------------------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)
              CERTIFICATES -- (CONTINUED)
$  6,989    7.000% 01/16/28##...................   $   7,000
  16,150    6.500% 11/01/28(b)..................      16,145
  10,572    6.290%** 06/20/29##.................      10,685
  19,846    6.500% 07/15/29.....................      19,858
  36,400    8.000% 06/15/30.....................      37,572
  28,575    8.000% 11/01/30(b)..................      29,495
                                                   ---------
                                                     141,632
                                                   ---------
            TOTAL MORTGAGE-BACKED SECURITIES
              (Cost $437,567)...................     446,394
                                                   ---------
            U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 6.2%
            FEDERAL HOME LOAN BANK (FHLB) -- 6.2%
  28,000    5.125% 04/17/01##...................      28,004
   6,000    5.125% 09/15/03##...................       6,053
                                                   ---------
            TOTAL U.S. GOVERNMENT AND AGENCY
              OBLIGATIONS
              (Cost $33,997)....................      34,057
                                                   ---------
            U.S. TREASURY OBLIGATIONS -- 10.2%
            U.S. TREASURY STRIPS -- 10.2%
   3,700    Interest only,
              5.077%*** 02/15/10................       2,371
   4,200    Interest only,
              5.838%*** 05/15/20................       1,397
  57,795    Principal only,
              4.648%*** 11/15/04................      48,929
   8,000    Principal only,
              5.878%*** 05/15/20................       2,642
   3,300    Principal only,
              5.789%*** 11/15/27(a).............         722
                                                   ---------
            TOTAL U.S. TREASURY OBLIGATIONS
              (Cost $54,537)....................      56,061
                                                   ---------
 SHARES
 (000)
---------
            INVESTMENT COMPANIES -- 24.4%
              (Cost $134,502)
 134,502    Nations Cash Reserves#..............     134,502
                                                   ---------
            TOTAL INVESTMENTS
              (Cost $660,603*)...........  121.9%    671,014
                                                   ---------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Short-Intermediate Government Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2001

                                                     VALUE
                                                     (000)
------------------------------------------------------------
            OTHER ASSETS AND LIABILITIES
              (NET)......................  (21.9)%
            Cash................................   $       2
            Receivable for investment securities
              sold..............................      72,723
            Receivable for Fund shares sold.....       1,658
            Interest receivable.................       4,073
            Receivable for variation margin.....          87
            Collateral on securities loaned.....      (1,175)
            Payable for Fund shares redeemed....      (3,996)
            Investment advisory fee payable.....        (141)
            Administration fee payable..........        (104)
            Shareholder servicing and
              distribution fees payable.........         (17)
            Distributions payable...............      (2,394)
            Payable for investment securities
              purchased.........................    (190,744)
            Accrued Trustees' fees and
              expenses..........................         (48)
            Accrued expenses and other
              liabilities.......................        (454)
                                                   ---------
            TOTAL OTHER ASSETS AND LIABILITIES
              (NET).............................    (120,530)
                                                   ---------
            NET ASSETS...................  100.0%  $ 550,484
                                                   =========
            NET ASSETS CONSIST OF:
            Accumulated net realized loss on
              investments sold and futures
              contracts.........................   $ (19,264)
            Net unrealized appreciation of
              investments and futures
              contracts.........................      10,891
            Paid-in capital.....................     558,857
                                                   ---------
            NET ASSETS..........................   $ 550,484
                                                   =========

                                                     VALUE
------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and
              redemption price per share
              ($496,821,264 / 119,789,891 shares
              outstanding)......................       $4.15
                                                       =====
            PRIMARY B SHARES:
            Net asset value, offering and
              redemption price per share
              ($140,715 / 33,931 shares
              outstanding)......................       $4.15
                                                       =====
            INVESTOR A SHARES:
            Net asset value and redemption price
              per share ($44,243,968 / 10,671,506
              shares outstanding)...............       $4.15
                                                       =====
            Maximum sales charge................       3.25%
            Maximum offering price per share....       $4.29
            INVESTOR B SHARES:
            Net asset value and offering price
              per share+ ($8,198,787 / 1,976,656
              shares outstanding)...............       $4.15
                                                       =====
            INVESTOR C SHARES:
            Net asset value and offering price
              per share+ ($1,079,137 / 260,462
              shares outstanding)...............       $4.14
                                                       =====

---------------

 * Federal Income Tax Information: Net unrealized appreciation of $10,393 on investment securities was comprised of gross appreciation of $10,785 and gross depreciation of $392 for federal income tax purposes. At March 31, 2001, the aggregate cost of securities for federal income tax purposes was $660,621.

 ## All or a portion of security segregated as collateral for futures contracts and TBA.

 ** Variable rate note. The interest rate shown reflects the rate in effect at March 31, 2001.

*** Zero coupon security. The rate shown reflects the yield to maturity at March
    31, 2001.

 + The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, Inc. A portion of this amount represents cash collateral received from securities lending activity (Note 11). The portion that represents cash collateral is $1,175.

 (a) All or a portion of security was on loan at March 31, 2001. The aggregate cost and market value of securities on loan at March 31, 2001 is $1,074 and $1,140, respectively.

 (b) TBA -- Securities purchased on a forward commitment basis.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 52

NATIONS FUNDS
Nations Government Securities Fund
  STATEMENT OF NET ASSETS                                      MARCH 31, 2001

PRINCIPAL
 AMOUNT                                               VALUE
  (000)                                               (000)
-------------------------------------------------------------
            ASSET-BACKED SECURITIES -- 0.6%
            (Cost $1,230)
 $ 1,230    Export Funding Trust, Series 1995-A,
              Class A,
              8.210% 12/29/06##...................   $  1,342
                                                     --------
            MORTGAGE-BACKED SECURITIES -- 94.9%
            COMMERCIAL MORTGAGE-BACKED
              SECURITIES -- 10.8%
   3,900    Commercial Mortgage Asset Trust,
              Series 1999-C1, Class A3, 6.640%
              09/17/10##..........................      3,999
   3,820    DLJ Commercial Mortgage Corporation,
              Series 1999-CG3, Class A1B, 7.340%
              09/10/09##..........................      4,114
   3,820    First Union National Bank Commercial
              Mortgage, Series 1999-C4, Class A2,
              7.390% 11/15/09##...................      4,076
     725    GE Capital Commercial Mortgage
              Corporation, Series 2000-1, Class
              A2, 6.496% 12/15/10##...............        732
     650    Mortgage Capital Funding, Inc., Series
              1998-MC2, Class A2, 6.423%
              05/18/08............................        658
   3,000    PNC Mortgage Acceptance Corporation,
              Series 2001-C1, Class A-1, 5.910%
              12/12/09............................      3,000
   3,800    PNC Mortgage Acceptance Corporation,
              Series 1999-CM1, Class A1B, 7.330%
              10/10/09##..........................      4,038
   3,900    Prudential Securities Secured
              Financing Corporation, Series
              1999-C2, Class A2, 7.193%
              04/15/09##..........................      4,113
  42,711    Vendee Mortgage Trust, Series 1998-1,
              Class 2, Interest only,
              .439%** 09/15/27....................        723
  39,365    Vendee Mortgage Trust, Series 1998-3,
              Class 1, Interest only,
              .302%** 03/15/29....................        481
                                                     --------
                                                       25,934
                                                     --------
            FEDERAL HOME LOAN MORTGAGE CORPORATION
              (FHLMC) CERTIFICATES -- 10.6%
     525    10.000% 07/01/01-09/01/18.............        559
   1,580    8.500% 09/01/01-09/01/20##............      1,653
     387    9.000% 02/01/02-12/01/16##............        406
  11,400    6.250% 07/15/04##.....................     11,846
     278    8.000% 08/01/07-05/01/17..............        286
      26    7.500% 08/01/08.......................         27
   1,274    9.500% 04/01/18-01/01/29##............      1,346
   8,984    6.500% 09/15/25##.....................      9,116
     334    7.000% 05/01/29-08/01/29..............        338
                                                     --------
                                                       25,577
                                                     --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION
              (FNMA) CERTIFICATES -- 47.9%
     227    8.500% 11/01/01-07/01/21##............        238
   3,034    7.000% 07/01/03-07/15/05##............      3,232
   4,100    5.625% 05/14/04##.....................      4,185
   1,461    10.000% 10/01/06-04/01/20##...........      1,527

PRINCIPAL
 AMOUNT                                               VALUE
  (000)                                               (000)
-------------------------------------------------------------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
              CERTIFICATES -- (CONTINUED)
 $ 2,429    6.135% 08/01/08##.....................   $  2,466
      53    8.250% 04/01/09##.....................         56
      93    7.500% 06/01/09.......................         96
      52    8.000% 06/01/09.......................         54
   1,000    7.250% 01/15/10.......................      1,103
  10,000    6.625% 11/15/10##.....................     10,641
   6,695    6.565% 07/01/16##.....................      6,880
     725    9.000% 12/01/16-09/01/24##............        769
   5,540    9.500% 04/01/20-08/01/21##............      5,921
   1,734    6.990% 06/01/23##.....................      1,793
   1,337    6.750% 03/18/28##.....................      1,351
  16,500    6.000% 09/01/28(b)....................     16,088
   9,290    5.500% 02/01/29-03/01/29##............      8,788
  20,175    8.000% 04/01/30(b)....................     20,805
  28,850    6.500% 02/01/31(b)....................     28,705
     236    8.177%** 08/01/36##...................        242
                                                     --------
                                                      114,940
                                                     --------
            GOVERNMENT NATIONAL MORTGAGE
              ASSOCIATION (GNMA)
              CERTIFICATES -- 25.6%
     266    9.500% 04/20/01-04/20/06##............        278
     454    9.000% 06/15/01-03/15/27##............        475
     242    10.500% 03/15/03-04/15/21.............        269
     213    10.000% 11/15/03-03/15/21.............        229
     240    7.000% 02/15/09-06/15/23##............        245
   2,369    8.500% 10/15/09-02/20/29##............      2,479
     370    6.000% 12/15/10-07/15/29..............        366
      41    13.000% 01/15/11-04/15/11.............         47
  21,197    8.000% 11/15/14-06/15/30##............     21,899
      75    11.000% 11/15/15-10/20/20##...........         83
   4,864    7.500% 04/15/22-04/15/29##............      4,996
   3,500    6.500% 11/01/28(b)....................      3,499
   9,375    6.000% 03/01/29(b)....................      9,189
  12,275    8.000% 11/01/30(b)....................     12,671
   4,804    6.500% 01/15/31.......................      4,807
                                                     --------
                                                       61,532
                                                     --------
            TOTAL MORTGAGE-BACKED SECURITIES
              (Cost $224,671).....................    227,983
                                                     --------
            U.S. TREASURY OBLIGATIONS -- 15.9%
            U.S. TREASURY STRIPS -- 15.9%
  22,280    Interest only,
              5.077%*** 02/15/10..................     14,276
   5,600    Interest only,
              5.858%*** 02/15/20(a)...............      1,883
  20,025    Interest only,
              5.838%*** 05/15/20..................      6,662
   6,750    Principal only,
              4.648%*** 11/15/04..................      5,715
   6,385    Principal only,
              5.878%*** 05/15/20..................      2,109
   3,750    Principal only,
              5.883%*** 11/15/21..................      1,134
   8,700    Principal only,
              5.814%*** 02/15/27..................      1,974

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Government Securities Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2001

PRINCIPAL
 AMOUNT                                               VALUE
  (000)                                               (000)
-------------------------------------------------------------
 $20,385    Principal only,
              5.789%*** 11/15/27..................   $  4,461
                                                     --------
            TOTAL U.S. TREASURY OBLIGATIONS
              (Cost $37,240)......................     38,214
                                                     --------
 SHARES
 (000)
---------
            INVESTMENT COMPANIES -- 26.8%
              (Cost $64,422)
  64,422    Nations Cash Reserves#................     64,422
                                                     --------
            TOTAL INVESTMENTS
              (Cost $327,563*).............  138.2%   331,961
                                                     --------
            OTHER ASSETS AND LIABILITIES
              (NET)........................  (38.2)%
            Receivable for investment securities
              sold................................     37,877
            Receivable for Fund shares sold.......      1,205
            Interest receivable...................      1,696
            Collateral on securities loaned.......     (1,945)
            Payable for Fund shares redeemed......     (2,705)
            Investment advisory fee payable.......        (82)
            Administration fee payable............        (35)
            Shareholder servicing and distribution
              fees payable........................        (36)
            Distributions payable.................       (824)
            Payable for investment securities
              purchased...........................   (126,569)
            Accrued Directors' fees and
              expenses............................        (30)
            Accrued expenses and other
              liabilities.........................       (321)
                                                     --------
            TOTAL OTHER ASSETS AND LIABILITIES
              (NET)...............................    (91,769)
                                                     --------
            NET ASSETS.....................  100.0%  $240,192
                                                     ========
            NET ASSETS CONSIST OF:
            Distributions in excess of net
              investment income...................   $   (394)
            Accumulated net realized loss on
              investments sold....................    (23,214)
            Net unrealized appreciation of
              investments.........................      4,398
            Paid-in capital.......................    259,402
                                                     --------
            NET ASSETS............................   $240,192
                                                     ========

                                                      VALUE
-------------------------------------------------------------
---------
            PRIMARY A SHARES:
            Net asset value, offering and
              redemption price per share
              ($153,796,038 / 15,581,244 shares
              outstanding)........................      $9.87
                                                        =====
            INVESTOR A SHARES:
            Net asset value and redemption price
              per share ($57,639,474 / 5,847,477
              shares outstanding).................      $9.86
                                                        =====
            Maximum sales charge..................      4.75%
            Maximum offering price per share......     $10.35
            INVESTOR B SHARES:
            Net asset value and offering price per
              share+ ($27,543,107 / 2,790,450
              shares outstanding).................      $9.87
                                                        =====
            INVESTOR C SHARES:
            Net asset value and offering price per
              share+ ($1,213,249 / 123,341 shares
              outstanding)........................      $9.84
                                                        =====

---------------

 * Federal Income Tax Information: Net unrealized appreciation of $4,462 on investment securities was comprised of gross appreciation of $4,914 and gross depreciation of $452 for federal income tax purposes. At March 31, 2001, the aggregate cost of securities for federal income tax purposes was $327,499.

 ** Variable rate note. The interest rate shown reflects the rate in effect at March 31, 2001.

*** Zero coupon security. The rate shown reflects the yield to maturity at March
    31, 2001.

 + The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, Inc. A portion of this amount represents cash collateral received from securities lending activity (Note 11). The portion that represents cash collateral is $1,945.

 ## All or a portion of security segregated as collateral for TBA.

 (a) All or a portion of security was on loan at March 31, 2001. The aggregate cost and market value of securities on loan at March 31, 2001 is $1,701 and $1,883, respectively.

 (b) TBA -- Securities purchased on a forward commitment basis.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 54

NATIONS FUNDS
Nations U.S. Government Bond Fund
  STATEMENT OF NET ASSETS                                      MARCH 31, 2001

PRINCIPAL
 AMOUNT                                                VALUE
  (000)                                                (000)
--------------------------------------------------------------
            MORTGAGE-BACKED SECURITIES -- 100.2%
            COMMERCIAL MORTGAGE-BACKED
              SECURITIES -- 16.1%
 $ 1,265      Chase Manhattan Bank -- First Union
                National, Series 1999-1, Class A2,
                7.439% 07/15/09##..................   $  1,350
              Commercial Mortgage Acceptance
   1,225        Corporation, Series 1999-C1, Class
                A2,
                7.030% 05/15/09##..................
                                                         1,282
   1,200      Commercial Mortgage Asset Trust,
                Series 1999-C1, Class A3,
                6.640% 09/17/10##..................      1,230
   1,265      First Union National Bank Commercial
                Mortgage, Series 1999-C4, Class A2,
                7.390% 11/15/09##..................      1,350
   1,000      PNC Mortgage Acceptance Corporation,
                Series 2001-C1, Class A-1,
                5.910% 12/12/09##..................      1,000
   1,225      PNC Mortgage Acceptance Corporation,
                Series 1999-CM1, Class A1B,
                7.330% 10/10/09##..................      1,302
   1,200      PNC Mortgage Acceptance Corporation,
                Series 2000-C1, Class A2,
                7.610% 02/15/10##..................      1,292
   1,265      Prudential Securities Secured
                Financing Corporation, Series
                1999-NRF1, Class A2,
                6.480% 01/15/09##..................      1,283
   1,265      Salomon Brothers Mortgage Securities,
                Series 2000-C2, Class A2,
                7.455% 04/18/10##..................      1,351
                                                      --------
                                                        11,440
                                                      --------
            FEDERAL HOME LOAN MORTGAGE CORPORATION
              (FHLMC) -- 10.0%
   6,300      5.000% 01/15/04##....................      6,329
     700      7.000% 07/15/05......................        748
                                                      --------
                                                         7,077
                                                      --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION
              (FNMA) CERTIFICATES -- 47.4%
   3,275      6.625% 11/15/10##....................      3,485
  19,900      6.500% 02/01/31(b)...................     19,801
   9,975      8.000% 04/01/30(b)...................     10,286
                                                      --------
                                                        33,572
                                                      --------
            GOVERNMENT NATIONAL MORTGAGE
              ASSOCIATION (GNMA)
              CERTIFICATES -- 26.7%
   3,764      7.500% 09/15/07-04/15/29##...........      3,860
   1,025      6.500% 11/01/28(b)...................      1,025
   4,399      6.500% 04/15/29-01/15/31##...........      4,401
   7,609      8.000% 07/15/29-06/15/30##...........      7,854
   1,700      8.000% 11/01/30(b)...................      1,755
                                                      --------
                                                        18,895
                                                      --------
            TOTAL MORTGAGE-BACKED SECURITIES
              (Cost $70,125).......................     70,984
                                                      --------

PRINCIPAL
 AMOUNT                                                VALUE
  (000)                                                (000)
--------------------------------------------------------------
            U.S. TREASURY OBLIGATIONS -- 23.8%
            U.S. TREASURY NOTES -- 10.8%
 $ 7,500      5.500% 05/31/03(a)...................   $  7,687
                                                      --------
            U.S. TREASURY STRIPS -- 13.0%
   6,415    Interest only,
              5.077%*** 02/15/10...................      4,111
   5,120    Interest only,
              5.838%*** 05/15/20...................      1,703
   1,850    Principal only,
              5.878%*** 05/15/20...................        611
   4,000    Principal only,
              5.883%*** 11/15/21...................      1,210
   7,075    Principal only,
              5.789%*** 11/15/27...................      1,548
                                                      --------
                                                         9,183
                                                      --------
            TOTAL U.S. TREASURY OBLIGATIONS
              (Cost $16,758).......................     16,870
                                                      --------
 SHARES
 (000)
---------
            INVESTMENT COMPANIES -- 35.8%
              (Cost $25,384)
  25,384    Nations Cash Reserves#.................     25,384
                                                      --------
            TOTAL INVESTMENTS
              (Cost $112,267*)..............  159.8%   113,238
                                                      --------
            OTHER ASSETS AND LIABILITIES
              (NET).........................  (59.8)%
            Receivable for investment securities
              sold.................................   $ 25,305
            Receivable for Fund shares sold........        116
            Interest receivable....................        696
            Collateral on securities loaned........     (7,441)
            Payable for Fund shares redeemed.......     (2,505)
            Investment advisory fee payable........        (16)
            Administration fee payable.............        (13)
            Shareholder servicing and distribution
              fees payable.........................        (11)
            Due to custodian.......................     (5,516)
            Distributions payable..................       (250)
            Payable for investment securities
              purchased............................    (52,602)
            Accrued Directors' fees and expenses...        (25)
            Accrued expenses and other
              liabilities..........................       (125)
                                                      --------
            TOTAL OTHER ASSETS AND LIABILITIES
              (NET)................................    (42,387)
                                                      --------
            NET ASSETS......................  100.0%  $ 70,851
                                                      ========
            NET ASSETS CONSIST OF:
            Undistributed net investment income....   $     21
            Accumulated net realized loss on
              investments sold.....................     (4,233)
            Net unrealized appreciation of
              investments..........................        971
            Paid-in capital........................     74,092
                                                      --------
            NET ASSETS.............................   $ 70,851
                                                      ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations U.S. Government Bond Fund
  STATEMENT OF NET ASSETS                                      MARCH 31, 2001


                                                       VALUE
--------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and
              redemption price per share
              ($54,720,520 / 5,422,531 shares
              outstanding).........................     $10.09
                                                        ======
            INVESTOR A SHARES:
            Net asset value and redemption price
              per share ($3,923,711 / 388,887
              shares outstanding)..................     $10.09
                                                        ======
            Maximum sales charge...................      4.75%
            Maximum offering price per share.......     $10.59
            INVESTOR B SHARES:
            Net asset value and offering price per
              share+ ($11,243,465 / 1,114,349
              shares outstanding)..................     $10.09
                                                        ======
            INVESTOR C SHARES:
            Net asset value and offering price per
              share+ ($963,018 / 95,408 shares
              outstanding).........................     $10.09
                                                        ======

---------------

 * Federal Income Tax Information: Net unrealized appreciation of $910 on investment securities was comprised of gross appreciation of $998 and gross depreciation of $88 for federal income tax purposes. At March 31, 2001, the aggregate cost of securities for federal income tax purposes was $112,328.

*** Zero coupon security. The rate shown reflects the yield to maturity at March
    31, 2001.

 + The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, Inc. A portion of this amount represents cash collateral received from securities lending activity (Note 11). The portion that represents cash collateral is $7,441.

 ## All or a portion of security segregated as collateral for TBA.

 (a) All or a portion of security was on loan at March 31, 2001. The aggregate cost and market value of securities on loan at March 31, 2001 is $7,177 and $7,175, respectively.

 (b) TBA -- Securities purchased on a forward commitment basis.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 56

NATIONS FUNDS
Nations Intermediate Bond Fund
  STATEMENT OF NET ASSETS                                      MARCH 31, 2001

                                                     VALUE
                                                     (000)
------------------------------------------------------------
            INVESTMENT COMPANIES -- 101.0%
            Investment in Nations Master
              Investment Trust, Intermediate Bond
              Master Portfolio*..................   $116,987
                                                    --------
            TOTAL INVESTMENTS.............  101.0%   116,987
                                                    --------
            OTHER ASSETS AND LIABILITIES
              (NET).......................   (1.0)%
            Receivable for Fund shares sold......   $    225
            Prepaid expenses.....................         26
            Payable for Fund shares redeemed.....     (1,274)
            Administration fee payable...........        (43)
            Shareholder servicing and
              distribution fees payable..........        (15)
            Accrued Trustees' fees and
              expenses...........................        (24)
                                                    --------
            TOTAL OTHER ASSETS AND LIABILITIES
              (NET)..............................     (1,105)
                                                    --------
            NET ASSETS....................  100.0%  $115,882
                                                    ========
            NET ASSETS CONSIST OF:
            Undistributed net investment
              income.............................   $     31
            Accumulated net realized loss on
              investment.........................     (1,944)
            Net unrealized appreciation of
              investment.........................      1,521
            Paid-in capital......................    116,274
                                                    --------
            NET ASSETS...........................   $115,882
                                                    ========

                                                     VALUE
------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and
              redemption price per share
              ($51,178,378 / 5,374,368 shares
              outstanding).......................      $9.52
                                                      ======
            INVESTOR A SHARES:
            Net asset value and redemption price
              per share ($62,616,661 / 6,559,821
              shares outstanding)................      $9.55
                                                      ======
            Maximum sales charge.................       3.25%
            Maximum offering price per share.....      $9.87
            INVESTOR B SHARES:
            Net asset value and offering price
              per share+ ($1,290,150 / 135,669
              shares outstanding)................      $9.51
                                                      ======
            INVESTOR C SHARES:
            Net asset value and offering price
              per share+ ($796,854 / 76,115
              shares outstanding)................     $10.47
                                                      ======

---------------

* The financial statements of the Intermediate Bond Master Portfolio, including its portfolio of investments, are included elsewhere within this report and should be read in conjunction with the Intermediate Bond Fund's financial statements.

+ The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Bond Fund
  STATEMENT OF NET ASSETS                                      MARCH 31, 2001

PRINCIPAL
 AMOUNT                                                                   VALUE
  (000)                                                                   (000)
----------------------------------------------------------------------------------
            ASSET-BACKED SECURITIES -- 4.9%
            ASSET-BACKED -- AUTO LOANS -- 2.3%
$ 25,000    Distribution Financial Services RV Trust, Series 1999-1,
              Class A4,
              5.840% 10/17/11##......................................   $   25,296
  15,000    Ford Credit Auto Owner Trust, Series 1998-A, Class B,
              5.950% 10/15/02##......................................       15,089
  11,625    Premier Auto Trust, Series 1998-1, Class B,
              5.920% 10/06/04##......................................       11,778
   4,150    Premier Auto Trust, Series 1998-3, Class A4,
              5.960% 10/08/02........................................        4,173
                                                                        ----------
                                                                            56,336
                                                                        ----------
            ASSET-BACKED -- CREDIT CARD RECEIVABLES -- 1.1%
  15,000    Metris Master Trust, Series 1997-1, Class B,
              7.110% 10/20/05##......................................       15,272
  10,000    World Financial Network Credit Card Master Trust, Series
              1996-B, Class A,
              6.950% 04/15/06........................................       10,407
                                                                        ----------
                                                                            25,679
                                                                        ----------
            ASSET-BACKED -- HOME EQUITY LOANS -- 1.4%
   7,036    Amresco Residential Securities Mortgage Loan Trust,
              Series 1996-2, Class A1,
              7.925% 05/25/27##......................................        7,010
   1,960    Bombardier Capital Mortgage Securitization, Series
              1998-A, Class A3,
              6.230% 04/15/28##......................................        1,989
   9,370    First Alliance Mortgage Loan Trust, Series 1994-2, Class
              A1,
              7.625% 07/25/25##......................................        9,688
   6,550    IMC Home Equity Loan Trust, Series 1997-5, Class A7,
              6.900% 01/20/22##......................................        6,671
   2,405    IMC Home Equity Loan Trust, Series 1997-7, Class A3,
              6.540% 11/20/12##......................................        2,399
   2,070    Residential Asset Securities Corporation, Series
              1999-KS1, Class AI3,
              6.110% 05/25/24##......................................        2,094
   2,665    Residential Asset Securities Corporation, Series
              1999-KS1, Class AI4,
              6.280% 08/25/25##......................................        2,681
                                                                        ----------
                                                                            32,532
                                                                        ----------
            ASSET-BACKED -- OTHER -- 0.1%
   1,929    Caterpillar Financial Asset Trust, Series 1998-A, Class
              A3,
              5.850% 04/25/03........................................        1,937
                                                                        ----------
            TOTAL ASSET-BACKED SECURITIES
              (Cost $115,261)........................................      116,484
                                                                        ----------

PRINCIPAL
 AMOUNT                                                                   VALUE
  (000)                                                                   (000)
----------------------------------------------------------------------------------
            CORPORATE BONDS AND NOTES -- 38.8%
            AEROSPACE AND DEFENSE -- 0.5%
$ 12,500    Raytheon Company, Class B,
              6.750% 08/15/07........................................   $   12,387
                                                                        ----------
            AIRLINES -- 0.1%
   2,110    Air Canada,
              10.250% 03/15/11@(a)...................................        2,047
                                                                        ----------
            AUTOMOTIVE -- 2.0%
  15,835    Delphi Automotive Systems Corporation,
              6.125% 05/01/04(a).....................................       15,771
  19,000    Ford Motor Credit Company,
              7.600% 08/01/05........................................       20,077
   4,485    General Motors Acceptance Corporation,
              6.150% 04/05/07........................................        4,374
   5,640    Toyota Motor Credit Corporation,
              5.625% 11/13/03........................................        5,675
   2,600    Universal Compression Inc., Class A,
              (0.000)% due 02/15/08
              9.875% beginning 02/15/03..............................        2,246
                                                                        ----------
                                                                            48,143
                                                                        ----------
            BROADCASTING -- 3.4%
  13,787    British Sky Broadcasting Group plc,
              6.875% 02/23/09##......................................       12,836
  14,000    Clear Channel Communications, Inc.,
              7.250% 09/15/03##......................................       14,478
   9,720    Comcast Cable Communications,
              6.750% 01/30/11........................................        9,744
  13,080    Cox Enterprises, Inc.,
              8.000% 02/15/07@.......................................       13,769
   4,890    Insight Communications Company, Inc.,
              (0.000)% due 02/15/11
              12.250% beginning 02/15/06@(a).........................        2,677
   2,635    Jones International Networks, Ltd., Class A,
              11.750% 07/01/05.......................................        2,411
   5,200    Spanish Broadcasting Systems, Inc., Class A,
              9.625% 11/01/09........................................        4,654
  11,500    Time Warner Inc.,
              8.110% 08/15/06........................................       12,549
   7,825    Time Warner Inc.,
              6.625% 05/15/29........................................        7,058
                                                                        ----------
                                                                            80,176
                                                                        ----------
            BUILDING MATERIALS -- 0.2%
   2,300    Hercules Inc.,
              11.125% 11/15/07@##....................................        2,323
   2,070    Nortek, Inc.,
              9.875% 03/01/04(a).....................................        2,008
                                                                        ----------
                                                                             4,331
                                                                        ----------
            CHEMICALS -- BASIC -- 0.1%
   2,645    IMC Global Inc.,
              7.400% 11/01/02........................................        2,594
                                                                        ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 58

NATIONS FUNDS
Nations Bond Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2001

PRINCIPAL
 AMOUNT                                                                   VALUE
  (000)                                                                   (000)
----------------------------------------------------------------------------------
            CHEMICALS -- SPECIALTY -- 0.4%
$  8,750    Equistar Chemicals, L.P.,
              8.500% 02/15/04........................................   $    8,774
                                                                        ----------
            COMMERCIAL BANKING -- 2.3%
   5,700    Abbey National plc,
              6.690% 10/17/05##......................................        5,859
     812    Capital One Bank,
              6.650% 03/15/04........................................          797
  17,105    Citigroup Inc.,
              6.750% 12/01/05##......................................       17,816
   5,890    FCB/NC Capital Trust I, Gtd. Notes,
              8.050% 03/01/28##......................................        5,032
  13,100    First Union Corporation,
              7.550% 08/18/05##......................................       13,892
   3,100    J.P. Morgan Chase & Company,
              5.750% 04/15/04........................................        3,128
     820    PNC Funding Corporation,
              7.000% 09/01/04........................................          853
   5,000    SunTrust Banks, Inc.,
              5.729%** 04/22/02......................................        4,985
   2,200    Wells Fargo & Company,
              6.625% 07/15/04........................................        2,275
                                                                        ----------
                                                                            54,637
                                                                        ----------
            COMMERCIAL SERVICES -- 0.3%
   2,645    Allied Waste North America, Inc.,
              8.875% 04/01/08@.......................................        2,711
  14,768    Xerox Capital Trust I, Gtd. Notes,
              8.000% 02/01/27##......................................        4,135
                                                                        ----------
                                                                             6,846
                                                                        ----------
            COMPUTER SERVICES -- 0.7%
   4,000    Comdisco, Inc.,
              6.000% 01/30/02(a).....................................        3,460
  13,954    Comdisco, Inc.,
              9.500% 08/15/03##(a)...................................       11,443
     800    Electronic Data Systems Corporation,
              6.850% 10/15/04........................................          827
                                                                        ----------
                                                                            15,730
                                                                        ----------
            COMPUTERS AND OFFICE EQUIPMENT -- 1.2%
  25,000    Compaq Computer Corporation,
              7.450% 08/01/02##......................................       25,254
   2,670    Seagate Technology International,
              12.500% 11/15/07@......................................        2,657
                                                                        ----------
                                                                            27,911
                                                                        ----------
            CONGLOMERATES -- 0.8%
   3,400    Waste Management, Inc.,
              6.125% 07/15/01........................................        3,394
  18,125    Waste Management, Inc.,
              7.000% 07/15/28........................................       15,828
                                                                        ----------
                                                                            19,222
                                                                        ----------
            CONSUMER SERVICES -- 0.3%
   6,970    The Dow Chemical Company,
              6.125% 02/01/11........................................        6,903
                                                                        ----------

PRINCIPAL
 AMOUNT                                                                   VALUE
  (000)                                                                   (000)
----------------------------------------------------------------------------------
            DIVERSIFIED ELECTRONICS -- 0.6%
$ 14,535    Arrow Electronics, Inc.,
              7.286%** 10/05/01@##...................................   $   14,537
                                                                        ----------
            DIVERSIFIED MANUFACTURING -- 0.8%
   1,560    Doane Pet Care Company,
              9.750% 05/15/07........................................        1,248
   3,550    Scotts Company, Class A,
              8.625% 01/15/09........................................        3,586
  13,495    Tyco International Group SA,
              6.375% 06/15/05........................................       13,655
                                                                        ----------
                                                                            18,489
                                                                        ----------
            ELECTRIC POWER -- NON NUCLEAR -- 0.4%
   4,790    AES Corporation,
              8.750% 12/15/02........................................        4,862
   1,960    AES Corporation,
              8.875% 02/15/11........................................        2,004
   2,960    SCANA Corporation,
              6.050% 01/13/03........................................        2,987
                                                                        ----------
                                                                             9,853
                                                                        ----------
            ENERGY -- MISCELLANEOUS -- 0.9%
   2,600    Calpine Corporation,
              8.500% 02/15/11........................................        2,648
  12,200    Nisource Finance Corporation,
              7.500% 11/15/03@##.....................................       12,713
   6,300    Progress Energy, Inc.,
              7.100% 03/01/11........................................        6,487
                                                                        ----------
                                                                            21,848
                                                                        ----------
            FINANCE -- MISCELLANEOUS -- 6.3%
   5,000    Associates Corporation of North America,
              5.960% 05/15/37........................................        5,114
  15,500    Capital One Bank,
              8.250% 06/15/05##......................................       15,884
   2,190    Case Credit Corporation,
              6.125% 02/15/03........................................        1,760
   4,400    Caterpillar Financial Services Corporation,
              6.875% 08/01/04........................................        4,585
   9,000    CIT Group Inc.,
              6.500% 02/07/06........................................        9,150
   3,500    CIT Group, Inc., Class A,
              7.500% 11/14/03........................................        3,646
   2,800    DaimlerChrysler N.A. Holdings,
              6.900% 09/01/04##......................................        2,831
  19,500    ERAC USA Finance Company,
              6.625% 02/15/05@##.....................................       19,248
  16,265    General Electric Capital Corporation,
              6.800% 11/01/05(a).....................................       17,183
  20,100    Heller Financial, Inc., Class A,
              6.000% 03/19/04........................................       20,132
  15,000    Household Finance Corporation,
              8.000% 05/09/05........................................       16,125
  12,400    Lehman Brothers Holdings,
              7.750% 01/15/05........................................       13,084

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Bond Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2001

PRINCIPAL
 AMOUNT                                                                   VALUE
  (000)                                                                   (000)
----------------------------------------------------------------------------------
            FINANCE -- MISCELLANEOUS -- (CONTINUED)
$  8,000    Merrill Lynch & Company, Inc.,
              6.150% 01/26/06........................................   $    8,120
  10,520    Paine Webber Group Inc.,
              6.375% 05/15/04........................................       10,817
                                                                        ----------
                                                                           147,679
                                                                        ----------
            FOOD AND DRUG STORES -- 1.1%
   1,900    Fred Meyer Inc.,
              7.375% 03/01/05........................................        1,985
  10,360    Fred Meyer, Inc.,
              7.450% 03/01/08........................................       10,822
   1,030    Marsh Supermarkets, Inc.,
              8.875% 08/01/07........................................          991
  12,810    Safeway Inc.,
              6.150% 03/01/06........................................       12,911
                                                                        ----------
                                                                            26,709
                                                                        ----------
            FOOD PRODUCTS -- 1.3%
   3,620    Fleming Companies, Inc.,
              10.500% 12/01/04(a)....................................        3,656
  16,820    Kellogg Company,
              6.000% 04/01/06@.......................................       16,825
  10,000    Unilever Capital Corporation,
              7.125% 11/01/10........................................       10,613
                                                                        ----------
                                                                            31,094
                                                                        ----------
            HEALTH SERVICES -- 1.7%
  14,800    American Home Products,
              6.250% 03/15/06@.......................................       14,871
  11,555    Cardinal Health, Inc.,
              6.750% 02/15/11##......................................       11,984
   3,070    HCA -- The Healthcare Company,
              8.750% 09/01/10........................................        3,290
  10,615    HEALTHSOUTH Corporation, Sr. Notes,
              6.875% 06/15/05........................................       10,111
                                                                        ----------
                                                                            40,256
                                                                        ----------
            HEAVY MACHINERY -- 0.2%
   5,350    Thermo Electron Corporation,
              7.625% 10/30/08........................................        5,384
                                                                        ----------
            HOUSING AND FURNISHING -- 0.2%
   4,000    Hanson Overseas B.V.,
              7.375% 01/15/03........................................        4,091
                                                                        ----------
            INSURANCE -- 0.2%
   3,500    Allstate Financial Global Funding,
              7.125% 09/26/05@.......................................        3,683
   1,200    American General Finance Corporation,
              7.450% 01/15/05........................................        1,270
                                                                        ----------
                                                                             4,953
                                                                        ----------
            INVESTMENT SERVICES -- 3.5%
  17,800    Aristar, Inc.,
              8.250% 06/15/05(a).....................................       19,074
  15,780    Bear Stearns Companies, Inc.,
              7.800% 08/15/07##......................................       16,825
   2,710    FleetBoston Financial Corporation,
              7.250% 09/15/05........................................        2,867

PRINCIPAL
 AMOUNT                                                                   VALUE
  (000)                                                                   (000)
----------------------------------------------------------------------------------
            INVESTMENT SERVICES -- (CONTINUED)
$  6,500    Goldman Sachs Group, Inc.,
              7.625% 08/17/05........................................   $    6,918
   8,385    Goldman Sachs Group, LP,
              6.625% 12/01/04@##.....................................        8,621
   4,987    Merrill Lynch & Company, Inc.,
              6.000% 07/15/05........................................        5,004
   8,775    Morgan Stanley Dean Witter & Company,
              7.750% 06/15/05(a).....................................        9,426
   4,875    Principal Life Global Funding,
              6.125% 03/01/06@.......................................        4,950
   9,960    Wells Fargo Financial, Inc.,
              6.125% 02/15/06(a)##...................................       10,116
                                                                        ----------
                                                                            83,801
                                                                        ----------
            NATURAL GAS PIPELINES -- 1.5%
  12,700    KN Energy, Inc.,
              6.650% 03/01/05........................................       12,911
   7,296    Union Pacific Resources Group Inc.,
              7.950% 04/15/29##......................................        7,949
  15,020    Williams Companies, Inc.,
              6.500% 08/01/06........................................       15,090
                                                                        ----------
                                                                            35,950
                                                                        ----------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 0.1%
   2,650    SBA Communications Corporation,
              10.250% 02/01/09@......................................        2,478
                                                                        ----------
            OIL REFINING AND MARKETING -- 2.0%
  12,100    Occidental Petroleum Corporation, Sr. Notes,
              7.650% 02/15/06........................................       12,884
   1,580    Ocean Energy, Inc.,
              8.375% 07/01/08........................................        1,671
  21,200    PDV America Inc., Gtd. Sr. Notes,
              7.875% 08/01/03........................................       21,318
   4,090    Union Oil Company of California,
              7.500% 02/15/29........................................        4,195
   8,100    USX Corporation,
              6.650% 02/01/06........................................        8,174
                                                                        ----------
                                                                            48,242
                                                                        ----------
            OILFIELD SERVICES -- 0.1%
   1,855    Compagnie Generale de Geophysique SA,
              10.625% 11/15/07@......................................        1,971
                                                                        ----------
            PACKAGING AND CONTAINERS -- 0.1%
   1,035    Container Corporation of America,
              9.750% 04/01/03........................................        1,056
   2,280    Crown Cork & Seal Company, Inc.,
              7.125% 09/01/02........................................        1,824
                                                                        ----------
                                                                             2,880
                                                                        ----------
            PAPER AND FOREST PRODUCTS -- 0.2%
   4,851    Abitibi-Consolidated Inc.,
              8.550% 08/01/10##......................................        5,161
                                                                        ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 60

NATIONS FUNDS
Nations Bond Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2001

PRINCIPAL
 AMOUNT                                                                   VALUE
  (000)                                                                   (000)
----------------------------------------------------------------------------------
            PHARMACEUTICALS -- 0.2%
$  1,510    Pharmacia Corporation,
              5.375% 12/01/01........................................   $    1,516
   2,750    Pharmacia Corporation,
              6.600% 12/01/28........................................        2,671
                                                                        ----------
                                                                             4,187
                                                                        ----------
            PUBLISHING AND ADVERTISING -- 0.2%
   1,050    Advanstar Communications Inc.,
              12.000% 02/15/11@......................................        1,071
   2,940    Viacom Inc.,
              7.875% 07/30/30........................................        3,142
                                                                        ----------
                                                                             4,213
                                                                        ----------
            RAILROADS, TRUCKING AND SHIPPING -- 0.6%
   9,000    FedEx Corporation,
              6.625% 02/12/04@.......................................        9,172
   5,000    Union Tank Car Company,
              6.680% 01/15/08........................................        5,150
                                                                        ----------
                                                                            14,322
                                                                        ----------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.1%
   2,669    Meristar Hospitality Corporation,
              9.000% 01/15/08@.......................................        2,696
                                                                        ----------
            SEMICONDUCTORS -- 0.0%+
     800    Hewlett-Packard Company,
              7.150% 06/15/05........................................          842
                                                                        ----------
            TELECOMMUNICATIONS SERVICES -- 3.7%
   2,830    American Cellular Corporation,
              9.500% 10/15/09@(a)....................................        2,731
  12,100    AT&T Wireless Group,
              7.350% 03/01/06@.......................................       12,192
   6,055    CSC Holdings Inc.,
              8.125% 07/15/09........................................        6,158
  11,994    France Telecom,
              7.200% 03/01/06@(a)....................................       12,190
   3,850    Global Crossing Holdings Ltd.,
              9.125% 11/15/06........................................        3,629
   2,530    ITC Deltacom, Inc.,
              11.000% 06/01/07(a)....................................        2,100
   3,950    McLeodUSA Inc., Class A,
              11.375% 01/01/09.......................................        3,891
   3,165    Metromedia Fiber Network, Inc., Class A,
              10.000% 12/15/09(a)....................................        2,595
   3,180    Nextel Communications, Inc., Class A,
              9.500% 02/01/11@.......................................        2,703
  11,500    Qwest Capital Funding Inc.,
              7.750% 08/15/06@.......................................       12,189
   8,845    Sprint Capital Corporation,
              7.125% 01/30/06(a).....................................        8,917
   1,200    Sprint Capital Corporation,
              6.875% 11/15/28........................................        1,020
   1,560    Tritel PCS Inc.,
              10.375% 01/15/11@......................................        1,498

PRINCIPAL
 AMOUNT                                                                   VALUE
  (000)                                                                   (000)
----------------------------------------------------------------------------------
            TELECOMMUNICATIONS SERVICES -- (CONTINUED)
$  3,500    Verizon Global Funding Corporation,
              7.250% 12/01/10@.......................................   $    3,662
   8,250    Vodafone Group plc,
              7.625% 02/15/05##(a)...................................        8,755
   1,200    Vodafone Group plc,
              7.750% 02/15/10........................................        1,294
   2,630    XO Communications Inc., Class A,
              10.750% 06/01/09(a)....................................        1,578
                                                                        ----------
                                                                            87,102
                                                                        ----------
            TOBACCO -- 0.5%
  10,900    R.J. Reynolds Tobacco Holdings, Inc.,
              7.375% 05/15/03........................................       10,783
                                                                        ----------
            TOTAL CORPORATE BONDS AND NOTES
              (Cost $912,694)........................................      919,222
                                                                        ----------
            FOREIGN BONDS AND NOTES -- 3.3%
  18,725    AT&T Canada Inc.,
              (0.00)% due 06/15/08
              9.95% beginning 06/01/03##.............................       16,076
   4,105    AT&T Canada Inc., Sr. Notes,
              7.650% 09/15/06........................................        4,090
  20,000    Banco Latinoamericano de Exportaciones, SA, Class E,
              7.200% 05/28/02@##.....................................       19,991
  19,050    Corp Andina de Fomento,
              8.875% 06/01/05##......................................       20,694
   3,500    Kimberly-Clark de Mexico, SA de CV, Class A,
              8.875% 08/01/09........................................        3,707
  13,000    Skandinaviska Enskilda Banken AB, SEB AB, Class A,
              8.125% 09/06/49@##.....................................       13,507
                                                                        ----------
            TOTAL FOREIGN BONDS AND NOTES
              (Cost $76,453).........................................       78,065
                                                                        ----------
            MORTGAGE-BACKED SECURITIES -- 54.2%
            COMMERCIAL MORTGAGE-BACKED SECURITIES -- 19.6%
   4,750    CMC Securities Corporation, Series 1997-2, Class IA14,
              6.600% 11/25/27........................................        4,795
   6,985    Commercial Mortgage Asset Trust, Series 1999-C1, Class
              A3,
              6.640% 09/17/10##......................................        7,162
  38,420    CS First Boston Mortgage Securities Corporation, Series
              1998-C1, Class A1B,
              6.480% 05/17/08##......................................       39,053
  26,235    DLJ Commercial Mortgage Corporation, Series 1998-CG1,
              Class A1B,
              6.410% 05/10/08##......................................       26,638
  30,500    DLJ Commercial Mortgage Corporation, Series 1999-CG1,
              Class A1B,
              6.460% 01/10/09##......................................       30,963

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Bond Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2001

PRINCIPAL
 AMOUNT                                                                   VALUE
  (000)                                                                   (000)
----------------------------------------------------------------------------------
            COMMERCIAL MORTGAGE-BACKED SECURITIES -- (CONTINUED)
$ 29,995    DLJ Commercial Mortgage Corporation, Series 1999-CG2,
              Class A1B,
              7.300% 06/10/09........................................   $   31,826
  10,290    DLJ Commercial Mortgage Corporation, Series 1999-CG3,
              Class A1B,
              7.340% 09/10/09##......................................       11,081
  12,735    DLJ Commercial Mortgage Corporation, Series 2000-CF1,
              Class A1B,
              7.620% 05/10/10........................................       13,689
  11,760    First Union-Chase Commercial Mortgage, Series 1999-C2,
              Class A2,
              6.645% 04/15/09##......................................       12,077
  31,585    GE Capital Commercial Mortgage Corporation, Series
              2000-1, Class A2,
              6.496% 12/15/10##......................................       31,878
  77,343    GMAC Commercial Mortgage Securities Inc., Series 1997-C1,
              Class X,
              1.506%** 07/15/27......................................        5,527
  23,140    Heller Financial Commercial Mortgage Asset Corporation,
              Series 2000-PH1, Class A2,
              7.750% 11/15/09##......................................       25,080
  13,850    JP Morgan Chase Commercial Mortgage Securities
              Corporation, Series 2001-CIBC, Class A3,
              6.260% 03/15/33........................................       13,783
 102,873    JP Morgan Commercial Mortgage Finance Corporation, Series
              1997-C4, Class X,
              1.248%** 12/26/28##....................................        5,354
  13,150    JP Morgan Commercial Mortgage Finance Corporation, Series
              1999-C7, Class A2,
              6.507% 10/15/35........................................       13,394
   6,015    Mortgage Capital Funding, Inc., Series 1998-MC2, Class
              A2,
              6.423% 05/18/08........................................        6,088
   7,000    Nomura Asset Securities Corporation, Series 1998-D6,
              Class A1B,
              6.590% 03/17/28##......................................        7,182
  23,000    Nomura Asset Securities Corporation, Series 1998-D6,
              Class A1C,
              6.690% 03/17/28##......................................       23,510
  12,060    PNC Mortgage Acceptance Corporation, Series 1999-CM1,
              Class A1B,
              7.330% 10/10/09##......................................       12,815
  35,175    PNC Mortgage Acceptance Corporation, Series 2000-C2,
              Class A2,
              7.300% 10/12/33##......................................       37,261
  36,660    Prudential Securities Secured Financing Corporation,
              Series 1998-C1, Class A1B,
              6.506% 07/15/08##......................................       37,297
   9,800    Prudential Securities Secured Financing Corporation,
              Series 1999-C2, Class A2,
              7.193% 04/15/09(a).....................................       10,338

PRINCIPAL
 AMOUNT                                                                   VALUE
  (000)                                                                   (000)
----------------------------------------------------------------------------------
            COMMERCIAL MORTGAGE-BACKED SECURITIES -- (CONTINUED)
$ 38,625    Prudential Securities Secured Financing Corporation,
              Series 1999-NRF1, Class A2,
              6.480% 01/15/09##......................................   $   39,187
  10,492    Salomon Brothers Mortgage Securities, Series 2000-C1,
              Class A2,
              7.520% 12/18/09........................................       11,240
   5,984    Salomon Brothers Mortgage Securities, Series 2000-NL1,
              Class A1,
              6.601% 04/15/08@##.....................................        6,135
                                                                        ----------
                                                                           463,353
                                                                        ----------
            FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)
              CERTIFICATES -- 0.1%
      27    9.000% 06/01/01-01/01/05.................................           28
     350    8.000% 11/01/09-04/01/10.................................          364
   1,654    8.500% 11/01/26..........................................        1,746
     487    7.000% 11/01/30..........................................          492
                                                                        ----------
                                                                             2,630
                                                                        ----------
            FEDERAL HOUSING AUTHORITY (FHA) CERTIFICATES -- 1.4%
   4,975    6.500% 02/15/29..........................................        4,981
   9,065    6.750% 01/01/40(c).......................................        9,055
   6,382    7.000% 01/01/40(c).......................................        6,458
   4,496    6.850% 02/01/40(c).......................................        4,483
   9,778    6.530% 02/28/41..........................................        9,512
                                                                        ----------
                                                                            34,489
                                                                        ----------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
              CERTIFICATES -- 20.1%
   1,936    7.000% 12/01/02-10/01/29##...............................        4,483
     500    8.250% 03/25/06##........................................          518
   3,250    7.250% 01/15/10..........................................        3,586
  36,861    7.500% 06/15/22-09/01/30.................................       37,742
 129,500    6.500% 02/01/30..........................................      128,852
 137,350    8.000% 04/01/30(b).......................................      142,271
  25,000    6.625% 11/15/30(a).......................................       26,184
 133,850    6.500% 02/01/31(b).......................................      133,180
                                                                        ----------
                                                                           476,816
                                                                        ----------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)
              CERTIFICATES -- 13.0%
  12,165    6.750% 06/01/39(b)(c)....................................       12,189
  25,917    7.000% 07/20/02-07/15/28##...............................       26,368
   1,412    8.500% 12/15/05-02/15/25.................................        1,475
 139,784    8.000% 11/15/07-12/15/30##...............................      144,326
      51    9.500% 06/15/09-09/15/09.................................           55
      28    13.000% 01/15/11-02/15/11................................           32
      95    9.000% 07/15/17..........................................          102
  40,541    7.500% 12/15/23-09/15/28##...............................       41,592
  71,058    6.500% 05/15/28-01/15/31##...............................       71,110

                       SEE NOTES TO FINANCIAL STATEMENTS.
 62

NATIONS FUNDS
Nations Bond Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2001

PRINCIPAL
 AMOUNT                                                                   VALUE
  (000)                                                                   (000)
----------------------------------------------------------------------------------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)
              CERTIFICATES -- (CONTINUED)
$  4,544    6.550% 03/15/40##........................................   $    4,514
   6,407    6.600% 01/15/41##........................................        6,370
                                                                        ----------
                                                                           308,133
                                                                        ----------
            TOTAL MORTGAGE-BACKED SECURITIES
              (Cost $1,268,189)......................................    1,285,421
                                                                        ----------
            U.S. TREASURY OBLIGATIONS -- 2.7%
            U.S. TREASURY STRIPS -- 2.7%
  40,000    Interest only,
              5.838%*** 05/15/20.....................................       13,308
  48,000    Principal only,
              5.878%*** 05/15/20.....................................       15,851
  25,000    Principal only,
              5.883%*** 11/15/21.....................................        7,561
 126,000    Principal only,
              5.789%*** 11/15/27.....................................       27,576
                                                                        ----------
            TOTAL U.S. TREASURY OBLIGATIONS
              (Cost $64,376).........................................       64,296
                                                                        ----------
            SHORT TERM INVESTMENTS -- 1.1%
            COMMERCIAL PAPER -- 1.1%
  13,100    Nisource Inc.,
              Discount note 04/27/01.................................       13,047
  13,000    Viacom Inc.,
              Discount note 04/27/01.................................       12,949
                                                                        ----------
            TOTAL SHORT TERM INVESTMENTS
              (Cost $25,996).........................................       25,996
                                                                        ----------

 SHARES
  (000)
---------
            INVESTMENT COMPANIES -- 11.9%
              (Cost $281,007)
 281,007    Nations Cash Reserves#......................................      281,007
                                                                           ----------
            TOTAL INVESTMENTS
              (Cost $2,743,976*)..............................     116.9%   2,770,491
                                                                           ----------
CONTRACTS
---------
            WRITTEN OPTIONS
       1    Call option 10 Year U.S. Treasury Index Strike
              price 103.1563
              Expire 04/23/01.................................  $    (24)
       1    Put option 10 Year U.S. Treasury Index Strike
              price 98.8438
              Expire 04/23/01.................................       (48)
                                                                --------
            Total written options
              (Premium ($143))................................  $    (72)
                                                                --------

PRINCIPAL
 AMOUNT                                                                      VALUE
  (000)                                                                      (000)
-------------------------------------------------------------------------------------
            REVERSE REPURCHASE AGREEMENTS
              (Proceeds ($26,019))
 (26,019)   Agreement with Lehman Brothers Inc.,
              4.990% dated 03/27/01 to be repurchased at
              $26,127 on 04/27/01 collateralized by: $26,303
              FNMA 6.625% due 11/15/30........................  $(26,019)
                                                                --------
            OTHER ASSETS AND LIABILITIES (NET)................     (16.9)%
            Unrealized appreciation on interest rate swap contracts.....   $      421
            Receivable for investment securities
              sold......................................................      441,545
            Receivable for Fund shares sold.............................        3,798
            Interest receivable.........................................       24,878
            Payable for reverse repurchase agreements...................      (26,019)
            Variation margin/due to broker..............................         (293)
            Written options, at value (Premium ($143))..................          (72)
            Collateral on securities loaned.............................      (77,198)
            Payable for Fund shares redeemed............................      (61,972)
            Investment advisory fee payable.............................         (824)
            Administration fee payable..................................         (453)
            Shareholder servicing and distribution fees payable.........          (13)
            Due to custodian............................................          (42)
            Distributions payable.......................................      (11,759)
            Payable for investment securities purchased.................     (690,738)
            Accrued Trustees' fees and expenses.........................          (72)
            Accrued expenses and other liabilities......................       (2,440)
                                                                           ----------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)....................     (401,253)
                                                                           ----------
            NET ASSETS........................................     100.0%  $2,369,238
                                                                           ==========
            NET ASSETS CONSIST OF:
            Accumulated net realized loss on investments sold and
              futures
              contracts.................................................   $  (29,785)
            Net unrealized appreciation of investments, futures
              contracts, swap and options...............................       25,419
            Paid-in capital.............................................    2,373,604
                                                                           ----------
            NET ASSETS..................................................   $2,369,238
                                                                           ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Bond Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2001


                                                                             VALUE
-------------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($2,333,703,265 /
              238,581,436 shares outstanding)...........................        $9.78
                                                                                =====
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($27,220,497 / 2,783,347 shares outstanding)..............        $9.78
                                                                                =====
            Maximum sales charge........................................        3.25%
            Maximum offering price per share............................       $10.11
            INVESTOR B SHARES:
            Net asset value and offering price per share+
              ($6,993,792 / 714,924 shares outstanding).................        $9.78
                                                                                =====
            INVESTOR C SHARES:
            Net asset value and offering price per share+
              ($1,320,638 / 135,029 shares outstanding).................        $9.78
                                                                                =====

---------------

 * Federal Income Tax Information: Net unrealized appreciation of $25,958 on investment securities was comprised of gross appreciation of $50,530 and gross depreciation of $24,572 for federal income tax purposes. At March 31, 2001, the aggregate cost of securities for federal income tax purposes was $2,744,533.

 ** Variable rate note. The interest rate shown reflects the rate in effect at March 31, 2001.

*** Zero coupon security. The rate shown reflects the yield to maturity at March
    31, 2001.

 @ Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 (+) The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 + Amount represents less than 0.1%.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, Inc. A portion of this amount represents cash collateral received from securities lending activity (Note 11). The portion that represents cash collateral is $77,198.

 ## All or a portion of security segregated as collateral for futures contracts and TBA.

 (a) All or a portion of security was on loan at March 31, 2001. The aggregate cost and market value of securities on loan at March 31, 2001 is $74,684 and $72,302, respectively.

 (b) TBA -- Securities purchased on a forward commitment basis.

 (c) Construction loan security. Security was issued on a when-issued basis.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 64

NATIONS FUNDS
Nations Strategic Income Fund
  STATEMENT OF NET ASSETS                                      MARCH 31, 2001

  PRINCIPAL
   AMOUNT                                            VALUE
    (000)                                            (000)
------------------------------------------------------------
                  ASSET-BACKED SECURITIES -- 15.5%
                  ASSET-BACKED -- AUTO LOANS -- 7.2%
$       1,700     Americredit Automobile
                    Receivable Trust, Series
                    2000-C, Class A2,
                    6.970% 01/12/04...............  $  1,724
          571     Americredit Automobile
                    Receivables Trust, Series
                    1999-A, Class A3,
                    5.740% 02/12/03##.............       572
        1,645     Arcadia Automobile Receivables
                    Trust, Series 1997-B, Class
                    A5,
                    6.700% 02/15/05##.............     1,659
          555     Associates Automobile
                    Receivables Trust, Series
                    2000-1, Class A2,
                    7.150% 03/15/03##.............       559
        2,000     Capital Auto Receivables Asset
                    Trust, Series 2000-1, Class
                    A3,
                    6.960% 11/17/03##.............     2,025
        2,118     Chevy Chase Auto Receivables
                    Trust, Series 1997-4, Class A,
                    6.250% 06/15/04...............     2,136
          926     Compass Auto Receivables Trust,
                    Series 1998-A, Class A3,
                    5.900% 05/15/04##.............       930
        1,315     Daimler-Benz Vehicle Trust,
                    Series 1998-A, Class A3,
                    5.160% 01/20/03##.............     1,316
          621     First Security Auto Owner Trust,
                    Series 1999-1, Class A3,
                    5.580% 06/15/03##.............       622
        1,324     Ford Credit Auto Owner Trust,
                    Series 1999-B, Class A4,
                    5.800% 06/15/02##.............     1,327
          539     Honda Auto Lease Trust, Series
                    1999-A, Class A3,
                    6.100% 01/15/02##.............       540
        1,047     Key Auto Finance Trust,
                    Series 1997-2, Class A5,
                    6.250% 10/15/03...............     1,052
          829     MMCA Automobile Trust, Series
                    2000-1, Class A2,
                    6.950% 02/15/03##.............       835
        1,290     Onyx Acceptance Auto Trust,
                    Series 2000-B, Class A2,
                    7.020% 04/15/03##.............     1,298
        2,000     Toyota Auto Receivables Owner
                    Trust, Series 2000-A, Class
                    A2,
                    7.120% 12/15/02##.............     2,013
                                                    --------
                                                      18,608
                                                    --------
                  ASSET-BACKED -- CREDIT CARD RECEIVABLES --
                    2.7%
        2,000     American Express Credit Account
                    Master Trust, Series 1996-1,
                    Class A,
                    6.800% 12/15/03##.............     2,005
        2,000     Chase Manhattan Credit Card
                    Master Trust, Series 1996-3,
                    Class B,
                    7.210% 02/15/05...............     2,008

  PRINCIPAL
   AMOUNT                                            VALUE
    (000)                                            (000)
------------------------------------------------------------
                  ASSET-BACKED -- CREDIT CARD
                    RECEIVABLES -- (CONTINUED)
$       1,375     Sears Credit Account Master
                    Trust, Series 1998-1, Class A,
                    5.800% 08/15/05##.............  $  1,377
        1,600     World Financial Network Credit
                    Card Master Trust, Series
                    1996-A, Class A,
                    6.700% 02/15/04##.............     1,605
                                                    --------
                                                       6,995
                                                    --------
                  ASSET-BACKED -- HOME EQUITY LOANS -- 0.9%
        1,012     Residential Funding Mortgage
                    Securities, Series 2000-HI1,
                    Class AI1,
                    7.390% 08/25/07##.............     1,012
        1,196     Southern Pacific Secured Assets
                    Corporation, Series 1998-1,
                    Class A2,
                    6.270% 02/25/18##.............     1,194
                                                    --------
                                                       2,206
                                                    --------
                  ASSET-BACKED -- OTHER -- 4.7%
        1,915     Advanta Equipment Receivables,
                    Series 2000-1, Class A1,
                    6.840% 07/15/02...............     1,924
          525     California Infrastructure PG&E,
                    Series 1997-1, Class A4,
                    6.160% 06/25/03...............       526
        1,491     Caterpillar Financial Asset
                    Trust, Series 1998-A, Class
                    A3,
                    5.850% 04/25/03##.............     1,497
        2,000     Centerior Energy Receivables
                    Master Trust, Series 1996-1,
                    7.200% 04/15/02##.............     2,012
          249     Comed Transitional Funding
                    Trust, Series 1998-1, Class
                    A2,
                    5.290% 06/25/03##.............       250
        1,013     John Deere Owner Trust, Series
                    1999-A, Class A3,
                    5.940% 10/15/02...............     1,013
        1,129     Peco Energy Transition Trust,
                    Series 2000-A, Class A1,
                    7.180% 09/01/03##.............     1,140
        1,003     PP&L Transition Bond Company,
                    Series 1999-1, Class A2,
                    6.410% 12/26/03##.............     1,008
        1,574     Union Acceptance Corporation,
                    Series 1998-C, Class A3,
                    5.410% 01/08/03##.............     1,575
        1,283     WFS Financial Owner Trust,
                    Series 2000-A, Class A2,
                    6.915% 03/20/03##.............     1,293
                                                    --------
                                                      12,238
                                                    --------
                  TOTAL ASSET-BACKED SECURITIES
                    (Cost $39,958)................    40,047
                                                    --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Strategic Income Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2001

  PRINCIPAL
   AMOUNT                                            VALUE
    (000)                                            (000)
------------------------------------------------------------
                  CORPORATE BONDS AND NOTES -- 39.0%
                  AEROSPACE AND DEFENSE -- 0.5%
$         719     Allied Signal,
                    9.065% 06/01/33...............  $    909
          400     Raytheon Company,
                    6.750% 08/15/07...............       396
                                                    --------
                                                       1,305
                                                    --------
                  AIRLINES -- 0.7%
          740     Air Canada,
                    10.250% 03/15/11(+)(a)........       718
        1,000     US Airways, Inc., Series 2000-2G
                    8.020% 02/05/19##.............     1,089
                                                    --------
                                                       1,807
                                                    --------
                  AUTOMOTIVE -- 0.6%
          400     Delphi Automotive Systems
                    Corporation,
                    6.125% 05/01/04...............       398
          400     Ford Motor Credit Company,
                    7.600% 08/01/05...............       423
          900     Universal Compression Inc.,
                    9.276%*** 02/15/08............       777
                                                    --------
                                                       1,598
                                                    --------
                  BROADCASTING AND CABLE -- 2.9%
        2,200     British Sky Broadcasting Group
                    plc,
                    6.875% 02/23/09...............     2,049
          500(b)  Clear Channel Communications
                    Inc.,
                    6.500% 07/07/05...............       449
          500     Clear Channel Communications,
                    Inc.,
                    7.250% 09/15/03...............       517
          400     Comcast Cable Communications,
                    6.750% 01/30/11...............       401
          425     Cox Radio, Inc.,
                    6.625% 02/15/06##.............       429
        1,725     Insight Communications Company,
                    Inc., 12.530%***
                    02/15/11(+)(a)................       944
          915     Jones International Networks,
                    Ltd.,
                    11.750% 07/01/05..............       837
        1,820     Spanish Broadcasting Systems,
                    Inc.,
                    9.625% 11/01/09...............     1,630
          400     Time Warner Inc.,
                    8.110% 08/15/06...............       436
                                                    --------
                                                       7,692
                                                    --------
                  BUILDING MATERIALS -- 1.4%
        1,650     American Standard Inc.,
                    7.375% 04/15/05(a)............     1,642
          500(b)  American Standard Inc.,
                    7.125% 06/01/06...............       437
          850     Hercules Inc.,
                    11.125% 11/15/07(+)...........       859
          720     Nortek, Inc.,
                    9.875% 03/01/04(a)............       698
                                                    --------
                                                       3,636
                                                    --------

  PRINCIPAL
   AMOUNT                                            VALUE
    (000)                                            (000)
------------------------------------------------------------
                  CHEMICALS -- BASIC -- 0.4%
$         930     IMC Global Inc.,
                    7.400% 11/01/02...............  $    912
                                                    --------
                  CHEMICALS -- SPECIALTY -- 1.2%
        3,110     Equistar Chemicals, L.P.,
                    8.500% 02/15/04...............     3,118
                                                    --------
                  COMMERCIAL BANKING -- 2.4%
          300     Abbey National plc,
                    6.690% 10/17/05...............       308
          400     Citigroup Inc.,
                    6.750% 12/01/05...............       417
        1,644     FCB/NC Capital Trust I, Gtd.
                    Notes,
                    8.050% 03/01/28##.............     1,405
          400     First Union Corporation,
                    7.550% 08/18/05##.............       424
        3,775     Golden State Holdings, Escrow
                    Corporation,
                    7.000% 08/01/03...............     3,771
                                                    --------
                                                       6,325
                                                    --------
                  COMMERCIAL SERVICES -- 0.4%
          920     Allied Waste North America,
                    Inc., 8.875% 04/01/08(+)......       943
                                                    --------
                  COMPUTER SERVICES -- 0.2%
          763     Comdisco, Inc.,
                    9.500% 08/15/03##(a)..........       626
                                                    --------
                  COMPUTERS AND OFFICE EQUIPMENT -- 1.0%
        1,600     Compaq Computer Corporation,
                    7.450% 08/01/02...............     1,617
          925     Seagate Technology
                    International,
                    12.500% 11/15/07(+)...........       920
                                                    --------
                                                       2,537
                                                    --------
                  CONGLOMERATES -- 0.9%
        2,600     Waste Management, Inc.,
                    7.000% 07/15/28...............     2,271
                                                    --------
                  CONSUMER SERVICES -- 0.1%
          250     The Dow Chemical Company,
                    6.125% 02/01/11...............       248
                                                    --------
                  DIVERSIFIED ELECTRONICS -- 0.5%
        1,250     Arrow Electronics, Inc.,
                    7.286%** 10/05/01(+)..........     1,250
                                                    --------
                  DIVERSIFIED MANUFACTURING -- 2.6%
        2,750     BWAY Corporation, Sr. Sub.
                    Notes,
                    10.250% 04/15/07..............     2,475
          540     Doane Pet Care Company,
                    9.750% 05/15/07...............       432

                       SEE NOTES TO FINANCIAL STATEMENTS.
 66

NATIONS FUNDS
Nations Strategic Income Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2001

  PRINCIPAL
   AMOUNT                                            VALUE
    (000)                                            (000)
------------------------------------------------------------
                  DIVERSIFIED MANUFACTURING -- (CONTINUED)
$       2,600     Fisher Scientific International,
                    Sr. Notes,
                    7.125% 12/15/05...............  $  2,476
        1,250     Scotts Company,
                    8.625% 01/15/09...............     1,263
                                                    --------
                                                       6,646
                                                    --------
                  ELECTRIC POWER -- NON NUCLEAR -- 2.1%
        1,660     AES Corporation,
                    8.750% 12/15/02...............     1,685
          745     AES Corporation,
                    8.875% 02/15/11...............       762
        2,420     CMS Energy Corporation,
                    8.125% 05/15/02...............     2,450
          500     Consumers Energy Company,
                    6.200% 05/01/03...............       499
                                                    --------
                                                       5,396
                                                    --------
                  ENERGY -- MISCELLANEOUS -- 0.6%
          910     Calpine Corporation,
                    8.500% 02/15/11...............       926
          400     Nisource Finance Corporation,
                    7.500% 11/15/03(+)............       417
          200     Progress Energy, Inc.,
                    7.100% 03/01/11...............       206
                                                    --------
                                                       1,549
                                                    --------
                  EXPLORATION AND PRODUCTION -- 1.4%
        3,300     Louis Dreyfus Natural Gas
                    Corporation, Sr. Sub Notes,
                    9.250% 06/15/04...............     3,543
                                                    --------
                  FINANCE -- MISCELLANEOUS -- 1.3%
          166     Case Credit Corporation,
                    6.125% 02/15/03##.............       133
          200     CIT Group Inc.,
                    6.500% 02/07/06...............       203
          560     ERAC USA Finance Company,
                    6.625% 02/15/05(+)............       553
          600     General Electric Capital
                    Corporation,
                    6.800% 11/01/05##.............       633
          460     Household Finance Corporation,
                    8.000% 05/09/05...............       495
          400     Lehman Brothers Holdings,
                    7.750% 01/15/05...............       422
          400     Merrill Lynch & Company, Inc.,
                    6.150% 01/26/06...............       406
          400     Washington Mutual, Inc.,
                    7.500% 08/15/06...............       423
                                                    --------
                                                       3,268
                                                    --------
                  FOOD AND DRUG STORES -- 0.2%
          190     Fred Meyer Inc.,
                    7.375% 03/01/05...............       198
          360     Marsh Supermarkets, Inc.,
                    8.875% 08/01/07...............       347
                                                    --------
                                                         545
                                                    --------

  PRINCIPAL
   AMOUNT                                            VALUE
    (000)                                            (000)
------------------------------------------------------------
                  FOOD PRODUCTS -- 0.6%
$       1,280     Fleming Companies, Inc.,
                    10.500% 12/01/04..............  $  1,293
          200     Kellogg Company,
                    6.000% 04/01/06(+)............       200
                                                    --------
                                                       1,493
                                                    --------
                  HEALTH SERVICES -- 2.6%
          200     American Home Products,
                    6.250% 03/15/06(+)............       201
        2,475     Beckman Coulter, Inc.,
                    7.450% 03/04/08...............     2,438
        1,060     HCA -- The Healthcare Company,
                    8.750% 09/01/10...............     1,136
        3,475     HEALTHSOUTH Corporation,
                    7.000% 06/15/08...............     3,265
                                                    --------
                                                       7,040
                                                    --------
                  HEAVY MACHINERY -- 0.2%
          525     Thermo Electron Corporation,
                    7.625% 10/30/08...............       528
                                                    --------
                  INVESTMENT SERVICES -- 2.4%
        2,000(b)  J.P. Morgan and Company Inc.,
                    4.375% 07/12/04...............     1,747
          500     MCN Investment Corporation,
                    6.890% 01/16/02...............       506
        3,300     Morgan Stanley Finance plc,
                    Gtd. Sub. Deb.,
                    8.030% 02/28/17...............     3,580
          425     Principal Life Global Funding,
                    6.125% 03/01/06(+)##..........       432
                                                    --------
                                                       6,265
                                                    --------
                  NATURAL GAS PIPELINES -- 1.3%
        2,480     Barrett Resources Corporation,
                    Sr. Notes,
                    7.550% 02/01/07...............     2,536
          300     Kinder Morgan, Inc., Sr. Notes,
                    6.650% 03/01/05...............       305
          400     Williams Companies, Inc.,
                    6.500% 08/01/06...............       402
                                                    --------
                                                       3,243
                                                    --------
                  NETWORKING AND TELECOMMUNICATIONS
                    EQUIPMENT -- 0.3%
          920     SBA Communications Corporation,
                    10.250% 02/01/09(+)...........       860
                                                    --------
                  OIL REFINING AND MARKETING -- 2.2%
          400     Anadarko Petroleum Corporation,
                    7.800% 07/02/08...............       425
        1,325     Chesapeake Energy Corporation,
                    9.625% 05/01/05...............     1,431
          560     Ocean Energy, Inc., Series B,
                    8.375% 07/01/08...............       592
        2,500     PDV America Inc., Gtd. Sr.
                    Notes,
                    7.875% 08/01/03...............     2,514

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Strategic Income Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2001

  PRINCIPAL
   AMOUNT                                            VALUE
    (000)                                            (000)
------------------------------------------------------------
                  OIL REFINING AND MARKETING -- (CONTINUED)
$         400     Union Oil Company of California,
                    7.500% 02/15/29...............  $    410
          400     USX Corporation,
                    6.650% 02/01/06##.............       404
                                                    --------
                                                       5,776
                                                    --------
                  PACKAGING AND CONTAINERS -- 0.4%
          360     Container Corporation of
                    America,
                    9.750% 04/01/03...............       367
          795     Crown Cork & Seal Company, Inc.,
                    7.125% 09/01/02...............       636
                                                    --------
                                                       1,003
                                                    --------
                  PAPER AND FOREST PRODUCTS -- 0.6%
          500     Abitibi-Consolidated Inc.,
                    8.550% 08/01/10...............       532
        1,000     Tembec Industries Inc., Sr.
                    Notes,
                    8.500% 02/01/11(+)............     1,025
                                                    --------
                                                       1,557
                                                    --------
                  PUBLISHING AND ADVERTISING -- 0.3%
          370     Advanstar Communications Inc.,
                    12.000% 02/15/11(+)...........       377
          400     Viacom Inc.,
                    7.875% 07/30/30...............       428
                                                    --------
                                                         805
                                                    --------
                  RAILROADS, TRUCKING AND SHIPPING -- 0.8%
        2,100     Union Tank Car Company,
                    6.680% 01/15/08##.............     2,163
                                                    --------
                  REAL ESTATE INVESTMENT TRUSTS
                    (REITS) -- 0.4%
          925     Meristar Hospitality
                    Corporation,
                    9.000% 01/15/08(+)............       934
                                                    --------
                  RESTAURANTS -- 0.5%
        1,300(b)  McDonald's Corporation,
                    5.625% 10/07/09...............     1,172
                                                    --------
                  TELECOMMUNICATIONS SERVICES -- 4.8%
          995     American Cellular Corporation,
                    9.500% 10/15/09(+)(a).........       960
        1,500     CSC Holdings Inc.,
                    8.125% 07/15/09...............     1,525
          400     France Telecom,
                    7.200% 03/01/06(+)............       407
        2,200     Global Crossing Holdings Ltd.,
                    9.125% 11/15/06(a)............     2,075
        1,000     ITC Deltacom, Inc.,
                    11.000% 06/01/07(a)...........       830
        1,375     McLeodUSA Inc.,
                    11.375% 01/01/09..............     1,354
        1,100     Metromedia Fiber Network, Inc.,
                    Sr. Notes,
                    10.000% 12/15/09(a)...........       902
        1,105     Nextel Communications, Inc., Sr.
                    Notes,
                    9.500% 02/01/11(+)............       939

  PRINCIPAL
   AMOUNT                                            VALUE
    (000)                                            (000)
------------------------------------------------------------
                  TELECOMMUNICATIONS SERVICES --
                    (CONTINUED)
$         400     Qwest Capital Funding Inc.,
                    7.750% 08/15/06(+)............  $    424
          400     Sprint Capital Corporation,
                    6.875% 11/15/28...............       340
        1,000     Time Warner Telecom Inc.,
                    10.125% 02/01/11(+)...........       995
          600     Tritel PCS Inc.,
                    10.375% 01/15/11(+)...........       576
          400     Verizon Global Funding
                    Corporation,
                    7.250% 12/01/10(+)............       419
          400     Vodafone Group plc,
                    7.750% 02/15/10...............       431
          920     XO Communications Inc., Sr.
                    Notes,
                    10.750% 06/01/09(a)...........       552
                                                    --------
                                                      12,729
                                                    --------
                  TOBACCO -- 0.2%
          400     R.J. Reynolds Tobacco Holdings,
                    Inc.,
                    7.375% 05/15/03...............       396
                                                    --------
                  TOTAL CORPORATE BONDS AND NOTES
                    (Cost $100,670)...............   101,179
                                                    --------
                  FOREIGN BONDS AND NOTES -- 19.9%
        2,200     AT&T Canada Inc., (0.000%) due
                    06/15/08 9.950% beginning
                    06/01/03##....................     1,889
          725(c)  Australian Government,
                    5.750% 06/15/11...............       367
          375     Banco Latinoamericano de
                    Exportaciones, SA,
                    7.200% 05/28/02(+)............       375
        6,850(b)  Buoni Poliennali Del Tes,
                    6.000% 05/01/31(m)............     6,288
        1,790(b)  Citi Credit Card Master Trust,
                    4.875% 04/07/05...............     1,585
          655     Compagnie Generale de
                    Geophysique SA,
                    10.625% 11/15/07(+)...........       696
          405     Corp Andina de Fomento,
                    8.875% 06/01/05##.............       440
        4,000(b)  Finnish Government,
                    5.750% 02/23/11(m)............     3,750
        2,500(d)  Government of Canada,
                    6.000% 09/01/05...............     1,644
    1,115,000(e)  Government of Japan, Series 10
                    Year
                    3.300% 06/20/06...............    10,013
      200,000(e)  Government of Japan, Series 30
                    Year
                    2.900% 11/20/30...............     1,873
        7,000(f)  Government of Singapore,
                    3.000% 11/01/02...............     3,913
        4,500(f)  Government of Singapore,
                    4.000% 02/01/05...............     2,588
        3,500(f)  Government of Singapore,
                    4.625% 07/01/10...............     2,078
       10,000(g)  Government of Sweden,
                    10.250% 05/05/03..............     1,089

                       SEE NOTES TO FINANCIAL STATEMENTS.
 68

NATIONS FUNDS
Nations Strategic Income Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2001

  PRINCIPAL
   AMOUNT                                            VALUE
    (000)                                            (000)
------------------------------------------------------------
                  FOREIGN BONDS AND NOTES -- (CONTINUED)
$      10,000(g)  Government of Sweden,
                    3.500% 04/20/06...............  $    931
        2,461(b)  Hellenic Republic,
                    6.000% 05/19/10...............     2,295
        4,000(h)  Hong Kong Government,
                    7.010% 12/06/10...............       549
          250(b)  Huntsman International, Sr. Sub
                    Notes,
                    10.125% 07/01/09..............       228
        1,851(b)  Island Finance SpA,
                    5.404% 01/15/15...............     1,643
        1,000(b)  North West Water Finance plc,
                    4.875% 03/18/09...............       825
        8,000(i)  Republic of South Africa,
                    13.000% 08/31/10..............     1,041
        5,800(b)  Rheinische Hypothekenbank AG,
                    5.750% 07/05/10(m)............     5,321
                                                    --------
                  TOTAL FOREIGN BONDS AND NOTES
                    (Cost $52,252)................    51,421
                                                    --------
                  MORTGAGE-BACKED SECURITIES -- 22.6%
                  COMMERCIAL MORTGAGE-BACKED SECURITIES --
                    7.8%
          650     Amresco Residential Securities
                    Mortgage Loan Trust,
                    Series 1998-2, Class A2,
                    6.245% 04/25/22##.............       649
          818     Bombardier Capital Mortgage
                    Securitization, Series 1999-A,
                    Class A1,
                    5.825% 02/15/10##.............       817
        3,430     DLJ Commercial Mortgage
                    Corporation, Series 1999-CG2,
                    Class A1B,
                    7.300% 06/10/09##.............     3,639
        1,595     DLJ Commercial Mortgage
                    Corporation, Series 1999-CG3,
                    Class A1B,
                    7.340% 09/10/09...............     1,718
          850     First Union National Bank
                    Commercial Mortgage, Series
                    1999-C4, Class A2,
                    7.390% 11/15/09##.............       907
        3,350     Heller Financial Commercial
                    Mortgage Asset Corporation,
                    Series 2000-PH1, Class A2,
                    7.750% 11/15/09##.............     3,631
        3,000     PNC Mortgage Acceptance
                    Corporation, Series 1999-CM1,
                    Class A1B,
                    7.330% 10/10/09##.............     3,188
          470     PNC Mortgage Acceptance
                    Corporation, Series 2000-C1,
                    Class A2,
                    7.610% 02/15/10##.............       506

  PRINCIPAL
   AMOUNT                                            VALUE
    (000)                                            (000)
------------------------------------------------------------
                  COMMERCIAL MORTGAGE-BACKED SECURI-
                    TIES -- (CONTINUED)
$       1,355     Prudential Securities Secured
                    Financing Corporation, Series
                    1999-C2, Class A2,
                    7.193% 04/15/09##.............  $  1,429
        3,340     Salomon Brothers Mortgage
                    Securities VII, Series
                    2000-C1, Class A2,
                    7.520% 12/18/09##.............     3,578
                                                    --------
                                                      20,062
                                                    --------
                  FEDERAL NATIONAL MORTGAGE ASSOCIATION
                    (FNMA) CERTIFICATES -- 9.6%
          900     5.625% 05/14/04.................       919
        1,000     6.625% 11/15/10.................     1,064
       13,630     6.500% 02/01/30.................    13,562
        8,100     8.000% 04/01/30(l)..............     8,353
        1,125     6.500% 02/01/31(l)..............     1,119
                                                    --------
                                                      25,017
                                                    --------
                  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
                    (GNMA) CERTIFICATES -- 5.2%
        1,691     6.500% 06/15/29.................     1,692
        2,625     8.000% 07/15/30.................     2,709
        4,500     8.000% 12/15/30.................     4,645
        4,287     6.500% 01/15/31.................     4,289
                                                    --------
                                                      13,335
                                                    --------
                  TOTAL MORTGAGE-BACKED SECURITIES
                    (Cost $56,640)................    58,414
                                                    --------
                  U.S. TREASURY OBLIGATIONS -- 4.2%
                  U.S. TREASURY BILLS -- 0.1%
           45     Discount note 04/05/01..........        45
           60     Discount note 05/24/01##........        60
          100     Discount note 06/14/01##........        99
                                                    --------
                                                         204
                                                    --------
                  U.S. TREASURY NOTES -- 2.6%
        1,500     6.625% 04/30/02.................     1,538
        1,900     5.500% 05/31/03(a)..............     1,947
        3,300     4.250% 11/15/03(a)..............     3,291
          155     5.750% 11/15/05(a)..............       163
                                                    --------
                                                       6,939
                                                    --------
                  U.S. TREASURY STRIPS -- 1.5%
        1,675     Interest only,
                    5.838%*** 05/15/20............       557
        3,210     Principal only,
                    5.878%*** 05/15/20............     1,060
        3,850     Principal only,
                    5.883%*** 11/15/21............     1,164
        4,650     Principal only,
                    5.789%*** 11/15/27............     1,018
                                                    --------
                                                       3,799
                                                    --------
                  TOTAL U.S. TREASURY OBLIGATIONS
                    (Cost $10,972)................    10,942
                                                    --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Strategic Income Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2001

                                                     VALUE
   SHARES                                            (000)
------------------------------------------------------------
                  PURCHASED OPTIONS -- 1.1%
       10,000(j)  Call option
                    Poland Government Bond
                    Strike price 56.70
                    Expire 04/17/01..............   $    522
            1(g)  Call option
                    Swedish Krona Treasury Bond
                    Strike price 100.00
                    Expire 06/20/01..............        547
       10,000(k)  Call option
                    United Kingdom Treasury Bond
                    Strike price 91.78
                    Expire 06/06/01..............      1,474
        2,000(k)  Call option
                    United Kingdom Treasury Bond
                    Strike price 91.76
                    Expire 06/06/01..............        295
                                                    --------
                  TOTAL OPTIONS
                    (Cost $2,830)................      2,838
                                                    --------
   SHARES
    (000)
-------------
                  INVESTMENT COMPANIES -- 21.9%
                    (Cost $56,547)
       56,547     Nations Cash Reserves#.........     56,547
                                                    --------
                  TOTAL INVESTMENTS
                    (Cost $319,869*)......  124.2%   321,388
                                                    --------

  PRINCIPAL
   AMOUNT
    (000)
-------------
                  REVERSE REPURCHASE AGREEMENTS
$      (9,943)(g) Agreement with J.P.
                    Morgan Securities
                    Inc., 4.030% dated
                    03/13/01 to be
                    repurchased at
                    $9,979 on 04/17/01
                    collateralized by:
                    $9,943(g) Govern-
                    ment of Sweden
                    Bonds 3.500% due
                    04/20/06...........  $   (964)
      (12,138)(g) Agreement with J.P.
                    Morgan Securities
                    Inc., 4.030% dated
                    03/13/01 to be
                    repurchased at
                    $12,182 on 04/17/01
                    collateralized by:
                    $12,138(g) Gov-
                    ernment of Sweden
                    Bonds 10.250% due
                    05/05/03...........    (1,176)
                                         --------
                  TOTAL REVERSE REPUR-
                    CHASE AGREEMENTS
                    (Proceeds
                    ($2,210))..........    (2,140)
                                         --------

  PRINCIPAL
   AMOUNT                                            VALUE
    (000)                                            (000)
------------------------------------------------------------
                  SHORT POSITIONS
                    (Proceeds ($5,422))
$     (51,000)(g) Government of Sweden,
                    10.250% due
                    05/05/08...........  $ (5,555)
                                         --------
                  OTHER ASSETS AND
                    LIABILITIES
                    (NET)..............     (24.2)%
                  Cash...........................   $    574
                  Unrealized appreciation on
                    forward foreign exchange
                    contracts....................      3,763
                  Receivable for investment
                    securities sold..............     26,276
                  Receivable for Fund shares
                    sold.........................      1,391
                  Interest receivable............      3,721
                  Receivable for variation
                    margin.......................         55
                  Unrealized depreciation on
                    forward foreign exchange
                    contracts....................     (1,702)
                  Payable for reverse repurchase
                    agreements...................     (2,140)
                  Securities sold short, at
                    value........................     (5,555)
                  Collateral on securities
                    loaned.......................    (14,412)
                  Payable for Fund shares
                    redeemed.....................     (1,029)
                  Investment advisory fee
                    payable......................        (87)
                  Administration fee payable.....        (48)
                  Shareholder servicing and
                    distribution fees payable....        (50)
                  Distributions payable..........       (840)
                  Payable for investment
                    securities purchased.........    (71,905)
                  Accrued Trustees' fees and ex-
                    penses.......................        (36)
                  Accrued expenses and other
                    liabilities..................       (607)
                  TOTAL OTHER ASSETS AND
                    LIABILITIES (NET)............    (62,631)
                                                    --------
                  NET ASSETS...........    100.0%   $258,757
                                                    --------
                  NET ASSETS CONSIST OF:
                  Undistributed net investment
                    income.......................   $    511
                  Accumulated net realized loss
                    on investments sold and
                    futures contracts............    (19,191)
                  Net unrealized appreciation of
                    investments and futures
                    contracts....................      3,474
                  Paid-in capital................    273,963
                                                    --------
                  NET ASSETS.....................   $258,757
                                                    ========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 70

NATIONS FUNDS
Nations Strategic Income Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2001


                                                     VALUE
------------------------------------------------------------
           --     PRIMARY A SHARES:
                  Net asset value, offering and
                    redemption price per share
                    ($177,877,389 / 17,984,598
                    shares outstanding)..........      $9.89
                                                    ========
                  INVESTOR A SHARES:
                  Net asset value and redemption
                    price per share
                    ($29,102,515 / 2,945,487
                    shares outstanding)..........      $9.88
                                                    ========
                  Maximum sales charge...........      4.75%
                  Maximum offering price per
                    share........................     $10.37
                  INVESTOR B SHARES:
                  Net asset value and offering
                    price per share+
                    ($50,250,646 / 5,081,831
                    shares outstanding)..........      $9.89
                                                    ========
                  INVESTOR C SHARES:
                  Net asset value and offering
                    price per share+
                    ($1,526,645 / 154,530 shares
                    outstanding).................      $9.88
                                                    ========

---------------

 * Federal Income Tax Information: Net unrealized appreciation of $1,467 on investment securities was comprised of gross appreciation of $6,183 and gross depreciation of $4,716 for federal income tax purposes. At March 31, 2001, the aggregate cost of securities for federal income tax purposes was $319,921.

 ## All or a portion of security segregated as collateral for futures contracts and TBA.

*** Zero coupon security. The rate shown reflects the yield to maturity at March
    31, 2001.

  (+) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 + The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, Inc. A portion of this amount represents cash collateral received from securities lending activity (Note 11). The portion that represents cash collateral is $14,412.

 (a) All or a portion of security was on loan at March 31, 2001. The aggregate cost and market value of securities on loan at March 31, 2001 is $13,866 and $13,590, respectively.

 (b) Principal amount denominated in Euro.

 (c) Principal amount denominated in Australian Dollar.

 (d) Principal amount denominated in Canadian Dollar.

 (e) Principal amount denominated in Japanese Yen.

 (f) Principal amount denominated in Singapore Dollar.

 (g) Principal amount denominated in Swedish Krona.

 (h) Principal amount denominated in Hong Kong Dollar.

 (i) Principal amount denominated in South African Rand.

 (j) Principal amount denominated in Polish Zloty.

 (k) Principal amount denominated in British Pounds.

 (l) TBA -- Securities purchased on a forward commitment basis.

(m) Fair valued security.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations High Yield Bond Fund
  STATEMENT OF NET ASSETS                                      MARCH 31, 2001

                                                       VALUE
                                                       (000)
-------------------------------------------------------------
            INVESTMENT COMPANIES -- 94.7%
            Investment in Nations Master Investment
              Trust, High Yield Bond Master
              Portfolio*...........................   $88,594
                                                      -------
            TOTAL INVESTMENTS...............   94.7%   88,594
                                                      -------
            OTHER ASSETS AND LIABILITIES
              (NET).........................    5.3%
            Receivable for Fund shares sold........     5,247
            Payable for Fund shares redeemed.......      (249)
            Administration fee payable.............        (6)
            Shareholder servicing and distribution
              fees payable.........................       (21)
            Accrued Trustees' fees and expenses....       (11)
            Accrued expenses and other
              liabilities..........................       (32)
                                                      -------
            TOTAL OTHER ASSETS AND LIABILITIES
              (NET)................................     4,928
                                                      -------
            NET ASSETS......................  100.0%  $93,522
                                                      =======
            NET ASSETS CONSIST OF:
            Distributions in excess of net
              investment income....................   $  (127)
            Accumulated net realized loss on
              investment...........................      (101)
            Net unrealized depreciation of
              investment...........................    (2,279)
            Paid-in capital........................    96,029
                                                      -------
            NET ASSETS.............................   $93,522
                                                      =======

                                                       VALUE
-------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and
              redemption price per share
              ($61,181,498 / 6,602,278 shares
              outstanding).........................     $9.27
                                                      =======
            INVESTOR A SHARES:
            Net asset value and redemption price
              per share ($8,343,942 / 905,439
              shares outstanding)..................     $9.22
                                                      =======
            Maximum sales charge...................     4.75%
            Maximum offering price per share.......     $9.68
            INVESTOR B SHARES:
            Net asset value and offering price per
              share+ ($22,105,714 / 2,400,434
              shares outstanding)..................     $9.21
                                                      =======
            INVESTOR C SHARES:
            Net asset value and offering price per
              share+ ($1,890,576 / 205,733 shares
              outstanding).........................     $9.19
                                                      =======

---------------

* The financial statements of the High Yield Bond Master Portfolio, including its portfolio of investments, are included elsewhere within this report and should be read in conjunction with the High Yield Bond Fund's financial statements.

+ The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 72

                      (This page intentionally left blank)

NATIONS FUNDS
  STATEMENTS OF OPERATIONS
For the period ended March 31, 2001

                                                                                       SHORT-
                                                                  SHORT-TERM        INTERMEDIATE        GOVERNMENT
                                                                    INCOME           GOVERNMENT         SECURITIES
                                                                ------------------------------------------------
(IN THOUSANDS)
INVESTMENT INCOME:
Interest....................................................    $       25,057     $       35,417     $       15,591
Interest allocated from Portfolio+..........................                --                 --                 --
Dividends allocated from Portfolio+.........................                --                 --                 --
Securities lending..........................................                19                 62                 21
Expenses allocated from Portfolio+..........................                --                 --                 --
                                                                --------------     --------------     --------------
    Total investment income.................................            25,076             35,479             15,612
                                                                --------------     --------------     --------------
EXPENSES:
Investment advisory fee.....................................             1,146              1,668              1,105
Administration fee..........................................               841              1,223                492
Transfer agent fees.........................................               112                162                 65
Custodian fees..............................................                23                 41                 26
Legal and audit fees........................................                86                 95                 76
Registration and filing fees................................                40                 53                 44
Trustees'/Directors' fees and expenses......................                17                 17                 17
Printing expense............................................                45                 38                 58
Other.......................................................                15                 --                 45
                                                                --------------     --------------     --------------
    Subtotal................................................             2,325              3,297              1,928
Shareholder servicing and distribution fees:
  Primary B Shares..........................................                --                  1                 --
  Investor A Shares.........................................                22                106                139
  Investor B Shares.........................................                27                 75                256
  Investor C Shares.........................................                 7                  6                  3
  Seafirst Shares**.........................................                --                 --                 --
                                                                --------------     --------------     --------------
    Total expenses..........................................             2,381              3,485              2,326
Fees waived by investment advisor, administrator and/or
  distributor...............................................              (382)                (8)              (250)
Fees reduced by credits allowed by the custodian............                (2)                (1)                (3)
                                                                --------------     --------------     --------------
    Net expenses............................................             1,997              3,476              2,073
                                                                --------------     --------------     --------------
NET INVESTMENT INCOME/(LOSS)................................            23,079             32,003             13,539
                                                                --------------     --------------     --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions.....................................            (1,697)             4,542              5,314
  Security transactions allocated from Portfolio+...........                --                 --                 --
  Written options...........................................                --                 --                 --
  Futures contracts.........................................                --              2,344                 --
Foreign currency and net other assets.......................                --                 --                 --
                                                                --------------     --------------     --------------
Net realized gain/(loss) on investments.....................            (1,697)             6,886              5,314
                                                                --------------     --------------     --------------
Change in unrealized appreciation/(depreciation) of:
  Securities (Note 13)......................................            12,829             20,922              6,389
  Securities allocated from Portfolio (Note 13)+............                --                 --                 --
  Written options...........................................                --                 --                 --
  Futures contracts.........................................                --                371                 --
  Foreign currency and net other assets.....................                --                 --                 --
                                                                --------------     --------------     --------------
Net change in unrealized appreciation/(depreciation) of
  investments...............................................            12,829             21,293              6,389
                                                                --------------     --------------     --------------
Net realized and unrealized gain/(loss) on investments......            11,132             28,179             11,703
                                                                --------------     --------------     --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................    $       34,211     $       60,182     $       25,242
                                                                ==============     ==============     ==============

---------------

  * Amount represents less than $500.

 ** Seafirst Shares converted into Investor A Shares on June 23, 2000.

  + Allocated from Intermediate Bond Master Portfolio and High Yield Bond Master
    Portfolio, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 74

NATIONS FUNDS
  STATEMENTS OF OPERATIONS  (CONTINUED)

         U.S.
      GOVERNMENT      INTERMEDIATE                       STRATEGIC        HIGH YIELD
         BOND             BOND             BOND            INCOME            BOND
--------------------------------------------------------------------------------------
    $        4,553   $           --   $      162,161   $       18,014   $           --
                --            6,906               --               --            3,999
                --               --               --               --               85
                 9               --               90               13               --
                --             (439)              --               --             (244)
    --------------   --------------   --------------   --------------   --------------
             4,562            6,467          162,251           18,027            3,840
    --------------   --------------   --------------   --------------   --------------
               360               --            9,000            1,198               --
               158              167            4,950              527               62
                25               21              651               72               --
                 8               --              143               25               --
                62               59              121               75              103
                40               47              155               43               46
                17               17               17               17               17
                59               34               64               58               --
                 7               --               31               --               23
    --------------   --------------   --------------   --------------   --------------
               736              345           15,132            2,015              251
                --               --               --               --               --
                 8              151               62               71                7
                89                5               56              511              110
                 9                2               10               13                6
                --               15               --               --               --
    --------------   --------------   --------------   --------------   --------------
               842              518           15,260            2,610              374
              (123)             (31)              --             (257)            (175)
                (4)              --              (12)             (17)              --
    --------------   --------------   --------------   --------------   --------------
               715              487           15,248            2,336              199
    --------------   --------------   --------------   --------------   --------------
             3,847            5,980          147,003           15,691            3,641
    --------------   --------------   --------------   --------------   --------------
             1,048               --              871           (1,110)              --
                --             (310)              --               --             (137)
                --               --               --               --               --
                --               --           (5,710)             517               --
                --               --               --              189               44
    --------------   --------------   --------------   --------------   --------------
             1,048             (310)          (4,839)            (404)             (93)
    --------------   --------------   --------------   --------------   --------------
             3,033               --          107,581            8,709               --
                --            4,599               --               --           (2,109)
                --               --               71               --               --
                --               --             (873)             104               --
                --               --               --            2,027               --
    --------------   --------------   --------------   --------------   --------------
             3,033            4,599          106,779           10,840           (2,109)
    --------------   --------------   --------------   --------------   --------------
             4,081            4,289          101,940           10,436           (2,202)
    --------------   --------------   --------------   --------------   --------------
    $        7,928   $       10,269   $      248,943   $       26,127   $        1,439
    ==============   ==============   ==============   ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
  STATEMENTS OF CHANGES IN NET ASSETS

                                                                       SHORT-TERM INCOME
                                                                 ------------------------------
                                                                  YEAR ENDED        YEAR ENDED
                                                                   3/31/01           3/31/00
                                                                 ------------------------------
(IN THOUSANDS)
Net investment income/(loss)................................    $       23,079    $       24,537
Net realized gain/(loss) on investments.....................            (1,697)           (4,546)
Net change in unrealized appreciation/(depreciation) of
  investments...............................................            12,829            (7,482)
                                                                --------------    --------------
Net increase/(decrease) in net assets resulting from
  operations................................................            34,211            12,509
Distributions to shareholders from net investment income:
  Primary A Shares..........................................           (22,396)          (23,484)
  Primary B Shares..........................................                --                --
  Investor A Shares.........................................              (510)             (793)
  Investor B Shares.........................................              (135)             (201)
  Investor C Shares.........................................               (38)              (57)
Distributions to shareholders from net realized gain on
  investments:
  Primary A Shares..........................................                --                --
  Primary B Shares..........................................                --                --
  Investor A Shares.........................................                --                --
  Investor B Shares.........................................                --                --
  Investor C Shares.........................................                --                --
Net increase/(decrease) in net assets from Fund share
  transactions..............................................           (55,666)            6,690
                                                                --------------    --------------
Net increase/(decrease) in net assets.......................           (44,534)           (5,336)
NET ASSETS:
Beginning of period.........................................           414,352           419,688
                                                                --------------    --------------
End of period...............................................    $      369,818    $      414,352
                                                                ==============    ==============
Undistributed net investment income/(loss)/(distributions in
  excess of net investment income) at end of period.........    $           --    $           --
                                                                ==============    ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.
 76

NATIONS FUNDS

   SHORT-INTERMEDIATE GOVERNMENT           GOVERNMENT SECURITIES             U.S. GOVERNMENT BOND
-----------------------------------   -------------------------------   -------------------------------
      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
       3/31/01          3/31/00          3/31/01          3/31/00          3/31/01          3/31/00
-------------------------------------------------------------------------------------------------------
    $       32,003   $       33,163   $       13,539   $       12,326   $        3,847   $        4,936
             6,886          (13,788)           5,314          (11,283)           1,048           (5,280)
            21,293           (9,956)           6,389              527            3,033             (890)
    --------------   --------------   --------------   --------------   --------------   --------------
            60,182            9,419           25,242            1,570            7,928           (1,234)
           (29,250)         (29,896)          (8,845)          (7,131)          (3,234)          (4,431)
                (8)             (12)              --               --               --               --
            (2,358)          (2,765)          (3,332)          (3,587)            (171)            (125)
              (357)            (445)          (1,346)          (1,586)            (402)            (329)
               (30)             (45)             (16)             (21)             (39)             (50)
                --               --               --               --               --              (92)
                --               --               --               --               --               --
                --               --               --               --               --               (3)
                --               --               --               --               --              (10)
                --               --               --               --               --               (1)
           (29,689)         (69,201)          34,979           35,118          (11,922)         (34,407)
    --------------   --------------   --------------   --------------   --------------   --------------
            (1,510)         (92,945)          46,682           24,363           (7,840)         (40,682)
           551,994          644,939          193,510          169,147           78,691          119,373
    --------------   --------------   --------------   --------------   --------------   --------------
    $      550,484   $      551,994   $      240,192   $      193,510   $       70,851   $       78,691
    ==============   ==============   ==============   ==============   ==============   ==============
    $           --   $           --   $         (394)  $         (393)  $           21   $           20
    ==============   ==============   ==============   ==============   ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
  STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 Intermediate Bond
                                                                  -----------------------------------------------
                                                                  Year ended        Period ended      Period ended
                                                                   3/31/01            3/31/00          5/14/99(a)
                                                                  -----------------------------------------------
(IN THOUSANDS)
Net investment income/(loss)................................    $        5,980     $        4,547    $          983
Net realized gain/(loss) on investments.....................                --                 --                --
Net realized gain/(loss) on investments allocated from
  Portfolio+................................................              (310)            (1,524)             (101)
Net change in unrealized appreciation/(depreciation) of
  investments...............................................                --                 --                --
Net change in unrealized appreciation/(depreciation) of
  investments allocated from Portfolio+.....................             4,599             (1,680)             (230)
                                                                --------------     --------------    --------------
Net increase/(decrease) in net assets resulting from
  operations................................................            10,269              1,343               652
Distributions to shareholders from net investment income:
  Primary A Shares..........................................            (1,943)              (700)               --
  Primary B Shares..........................................                --                 --                --
  Investor A Shares.........................................            (3,664)            (2,558)             (541)
  Investor B Shares.........................................               (30)                (6)               --
  Investor C Shares.........................................                (7)                (4)               (4)
  Seafirst Shares**.........................................              (317)            (1,365)             (256)
Distributions to shareholders in excess of net investment
  income:
  Primary A Shares..........................................                --                 --                --
  Primary B Shares..........................................                --                 --                --
  Investor A Shares.........................................                --                 --                --
  Investor B Shares.........................................                --                 --                --
  Investor C Shares.........................................                --                 --                --
  Seafirst Shares**.........................................                --                 --                --
Distributions to shareholders from net realized gain on
  investments:
  Primary A Shares..........................................                --                 --                --
  Primary B Shares..........................................                --                 --                --
  Investor A Shares.........................................                --                 --                --
  Investor B Shares.........................................                --                 --                --
  Investor C Shares.........................................                --                 --                --
  Seafirst Shares**.........................................                --                 --                --
Net increase/(decrease) in net assets from Fund share
  transactions..............................................            21,054               (509)           (2,880)
                                                                --------------     --------------    --------------
Net increase/(decrease) in net assets.......................            25,362             (3,799)           (3,029)
NET ASSETS:
Beginning of period.........................................            90,520             94,319            97,348
                                                                --------------     --------------    --------------
End of period...............................................    $      115,882     $       90,520    $       94,319
                                                                ==============     ==============    ==============
Undistributed net investment income/(loss)/(distributions in
  excess of net investment income) at end of period.........    $           31     $           12    $           96
                                                                ==============     ==============    ==============

---------------

 * Amount represents less than $500.

 ** Seafirst Shares converted into Investor A Shares on June 23, 2000.

 +Allocated from Intermediate Bond Master Portfolio and High Yield Bond Master
  Portfolio, respectively.

(a) Represents financial information from March 1, 1999 for the Pacific Horizon Intermediate Bond Fund, which was reorganized into Intermediate Bond on May 21, 1999.

(b) High Yield Bond commenced operations on February 14, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 78

NATIONS FUNDS

                 BOND                        STRATEGIC INCOME                   HIGH YIELD BOND
    -------------------------------   -------------------------------   -------------------------------
      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED      PERIOD ENDED
       3/31/01          3/31/00          3/31/01          3/31/00          3/31/01         3/31/00(B)
-------------------------------------------------------------------------------------------------------
    $      147,003   $      111,173   $       15,691   $       16,362   $        3,641   $          103
            (4,839)         (24,706)            (404)         (17,366)              --               --
                --               --               --               --              (93)              36
           106,779          (69,258)          10,840           (2,470)              --               --
                --               --               --               --           (2,109)            (170)
    --------------   --------------   --------------   --------------   --------------   --------------
           248,943           17,209           26,127           (3,474)           1,439              (31)
          (145,064)        (109,131)         (10,763)         (10,301)          (2,171)             (82)
                --               --               --               --               --               --
            (1,573)          (1,671)          (1,881)          (2,161)            (337)              (2)
              (311)            (319)          (2,987)          (3,811)          (1,145)             (18)
               (55)             (53)             (77)             (88)             (66)              (1)
                --               --               --               --               --               --
                --               --               --               --              (99)              --
                --               --               --               --               --               --
                --               --               --               --              (16)              --
                --               --               --               --              (52)              --
                --               --               --               --               (3)              --
                --               --               --               --               --               --
                --          (10,090)              --              (14)              --               --
                --               --               --               --               --               --
                --             (170)              --               (3)              --               --
                --              (33)              --               (7)              --               --
                --               (6)              --               --*              --               --
                --               --               --               --               --               --
           443,394           91,317           41,862         (173,681)          82,722           13,284
    --------------   --------------   --------------   --------------   --------------   --------------
           545,334          (12,947)          52,281         (193,540)          80,272           13,150
         1,823,904        1,836,851          206,476          400,016           13,250              100
    --------------   --------------   --------------   --------------   --------------   --------------
    $    2,369,238   $    1,823,904   $      258,757   $      206,476   $       93,522   $       13,250
    ==============   ==============   ==============   ==============   ==============   ==============
    $           --   $           --   $          511   $           21   $         (127)  $           --
    ==============   ==============   ==============   ==============   ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
  SCHEDULES OF CAPITAL STOCK ACTIVITY

                                                                            SHORT-TERM INCOME
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2001            MARCH 31, 2000
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................    7,590    $  72,733       13,140    $ 126,328
  Issued as reinvestment of dividends.......................      163        1,561          159        1,528
  Redeemed..................................................  (13,057)    (124,893)     (12,003)    (115,242)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   (5,304)   $ (50,599)       1,296    $  12,614
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................    1,102    $  10,572        2,074    $  19,902
  Issued as reinvestment of dividends.......................       39          377           56          537
  Redeemed..................................................   (1,604)     (15,359)      (2,384)     (22,843)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................     (463)   $  (4,410)        (254)   $  (2,404)
                                                              =======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................        3    $      33            1    $      12
  Issued as reinvestment of dividends.......................       12          114           16          156
  Redeemed..................................................      (65)        (624)        (306)      (2,965)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................      (50)   $    (477)        (289)   $  (2,797)
                                                              =======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................       74    $     718           29    $     279
  Issued as reinvestment of dividends.......................        4           35            4           36
  Redeemed..................................................      (97)        (933)        (107)      (1,038)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................      (19)   $    (180)         (74)   $    (723)
                                                              =======    =========      =======    =========
  Total net increase/(decrease).............................   (5,836)   $ (55,666)         679    $   6,690
                                                              =======    =========      =======    =========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 80

NATIONS FUNDS

                                                                      SHORT-INTERMEDIATE GOVERNMENT
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2001            MARCH 31, 2000
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   24,744    $  99,348       52,376    $ 208,315
  Issued in exchange for assets of:
    Boatmen's Trust Company Intermediate Government Fund
      (Note 13).............................................    5,337       21,135           --           --
    Bank IV Kansas U.S. Treasury Fund (Note 13).............    4,829       19,124           --           --
  Issued as reinvestment of dividends.......................       33          131          112          451
  Redeemed..................................................  (41,301)    (165,953)     (70,117)    (279,179)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   (6,358)   $ (26,215)     (17,629)   $ (70,413)
                                                              =======    =========      =======    =========
PRIMARY B SHARES:
  Sold......................................................       --    $      --           --*   $       1
  Issued as reinvestment of dividends.......................        2            8            3           11
  Redeemed..................................................      (19)         (74)         (19)         (76)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................      (17)   $     (66)         (16)   $     (64)
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................    4,924    $  20,104       17,793    $  71,487
  Issued in exchange for A Shares of Pacific Horizon
    Short-Term Government Fund (Note 13)....................       --           --        4,739       19,247
  Issued as reinvestment of dividends.......................      347        1,397          374        1,494
  Redeemed..................................................   (6,103)     (24,735)     (22,335)     (89,655)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................     (832)   $  (3,234)         571    $   2,573
                                                              =======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................      603    $   2,460          457    $   1,853
  Issued as reinvestment of dividends.......................       58          234           70          277
  Redeemed..................................................     (815)      (3,255)        (737)      (2,951)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................     (154)   $    (561)        (210)   $    (821)
                                                              =======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................      319    $   1,290           26    $     101
  Issued as reinvestment of dividends.......................        6           23            9           37
  Redeemed..................................................     (232)        (926)        (158)        (614)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................       93    $     387         (123)   $    (476)
                                                              =======    =========      =======    =========
  Total net increase/(decrease).............................   (7,268)   $ (29,689)     (17,407)   $ (69,201)
                                                              =======    =========      =======    =========

---------------
* Amount represents less than 500 shares and/or $500, as applicable.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                         GOVERNMENT SECURITIES
                                                                  YEAR ENDED               YEAR ENDED
                                                                MARCH 31, 2001           MARCH 31, 2000
                                                              -------------------      ------------------
                                                              SHARES     DOLLARS       SHARES    DOLLARS
                                                              -------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................    4,596    $ 43,985       4,340    $ 42,982
  Issued in exchange for assets of Boatmen's Trust Company
    Taxable Bond Fund (Note 13).............................    4,855      45,638          --          --
  Issued as reinvestment of dividends.......................       25         241          38         365
  Redeemed..................................................   (5,493)    (52,530)     (4,910)    (48,145)
                                                              -------    --------      ------    --------
  Net increase/(decrease)...................................    3,983    $ 37,334        (532)   $ (4,798)
                                                              =======    ========      ======    ========
INVESTOR A SHARES:
  Sold......................................................    9,666    $ 93,188       1,552    $ 15,073
  Issued in exchange for A Shares of Pacific Horizon U.S.
    Government Fund (Note 13)...............................       --          --       6,013      58,531
  Issued as reinvestment of dividends.......................      233       2,223         242       2,281
  Redeemed..................................................  (10,186)    (98,023)     (3,615)    (34,510)
                                                              -------    --------      ------    --------
  Net increase/(decrease)...................................     (287)   $ (2,612)      4,192    $ 41,375
                                                              =======    ========      ======    ========
INVESTOR B SHARES:
  Sold......................................................      544    $  5,290         953    $  9,561
  Issued as reinvestment of dividends.......................      102         974         106       1,005
  Redeemed..................................................     (732)     (6,974)     (1,234)    (12,084)
                                                              -------    --------      ------    --------
  Net increase/(decrease)...................................      (86)   $   (710)       (175)   $ (1,518)
                                                              =======    ========      ======    ========
INVESTOR C SHARES:
  Sold......................................................      115    $  1,134          32    $    305
  Issued in exchange for K Shares of Pacific Horizon U.S.
    Government Fund (Note 13)...............................       --          --         152       1,478
  Issued as reinvestment of dividends.......................        1          10           2          20
  Redeemed..................................................      (18)       (177)       (182)     (1,744)
                                                              -------    --------      ------    --------
  Net increase/(decrease)...................................       98    $    967           4    $     59
                                                              =======    ========      ======    ========
  Total net increase/(decrease).............................    3,708    $ 34,979       3,489    $ 35,118
                                                              =======    ========      ======    ========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 82

NATIONS FUNDS

                                                                         U.S. GOVERNMENT BOND
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 2001          MARCH 31, 2000
                                                              ------------------      ------------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................     748    $  7,277         990    $ 10,405
  Issued as reinvestment of dividends.......................       5          50          16         154
  Redeemed..................................................  (2,455)    (23,711)     (4,701)    (46,244)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................  (1,702)   $(16,384)     (3,695)   $(35,685)
                                                              ======    ========      ======    ========
INVESTOR A SHARES:
  Sold......................................................   6,729    $ 65,807         198    $  1,985
  Issued as reinvestment of dividends.......................      11         102           9          86
  Redeemed..................................................  (6,576)    (64,292)       (212)     (2,071)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     164    $  1,617          (5)   $     --
                                                              ======    ========      ======    ========
INVESTOR B SHARES:
  Sold......................................................     496    $  4,856         527    $  5,190
  Issued as reinvestment of dividends.......................      36         345          29         276
  Redeemed..................................................    (224)     (2,173)       (422)     (4,112)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     308    $  3,028         134    $  1,354
                                                              ======    ========      ======    ========
INVESTOR C SHARES:
  Sold......................................................      33    $    328          28    $    287
  Issued as reinvestment of dividends.......................       3          25           3          28
  Redeemed..................................................     (56)       (536)        (40)       (391)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     (20)   $   (183)         (9)   $    (76)
                                                              ======    ========      ======    ========
  Total net increase/(decrease).............................  (1,250)   $(11,922)     (3,575)   $(34,407)
                                                              ======    ========      ======    ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                          INTERMEDIATE BOND

                                                      YEAR ENDED             PERIOD ENDED           PERIOD ENDED
                                                    MARCH 31, 2001          MARCH 31, 2000         MAY 14, 1999(a)
                                                  ------------------      ------------------      -----------------
                                                  SHARES    DOLLARS       SHARES    DOLLARS       SHARES    DOLLARS
                                                  -----------------------------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold..........................................   4,119    $ 38,361       3,748    $ 34,819         --     $    --
  Issued as reinvestment of dividends...........       6          56           7          63         --          --
  Redeemed......................................    (763)     (7,077)     (1,743)    (15,997)        --          --
                                                  ------    --------      ------    --------       ----     -------
  Net increase/(decrease).......................   3,362    $ 31,340       2,012    $ 18,885         --     $    --
                                                  ======    ========      ======    ========       ====     =======
INVESTOR A SHARES:
  Sold..........................................   4,794    $ 44,054       1,171    $ 10,870        229     $ 2,187
  Issued as reinvestment of dividends...........     176       1,635          47         434         14         135
  Redeemed......................................  (3,352)    (31,152)     (2,743)    (25,727)      (437)     (4,195)
                                                  ------    --------      ------    --------       ----     -------
  Net increase/(decrease).......................   1,618    $ 14,537      (1,525)   $(14,423)      (194)    $(1,873)
                                                  ======    ========      ======    ========       ====     =======
INVESTOR B SHARES:+
  Sold..........................................     116    $  1,090          27    $    259         --     $    --
  Issued as reinvestment of dividends...........       3          24           1           5         --          --
  Redeemed......................................     (11)       (105)         --*         (3)        --          --
                                                  ------    --------      ------    --------       ----     -------
  Net increase/(decrease).......................     108    $  1,009          28    $    261         --     $    --
                                                  ======    ========      ======    ========       ====     =======
INVESTOR C SHARES:
  Sold..........................................      77    $    793           3    $     25          5     $    44
  Issued as reinvestment of dividends...........      --*          3          --*          4         --           4
  Redeemed......................................      (3)        (24)        (50)       (476)        (8)        (72)
                                                  ------    --------      ------    --------       ----     -------
  Net increase/(decrease).......................      74    $    772         (47)   $   (447)        (3)    $   (24)
                                                  ======    ========      ======    ========       ====     =======
SEAFIRST SHARES:**
  Sold..........................................      --*   $     12         124    $  1,303         61     $   666
  Issued as reinvestment of dividends...........      31         317         130       1,365         24         256
  Redeemed......................................  (2,592)    (26,933)       (710)     (7,453)      (175)     (1,905)
                                                  ------    --------      ------    --------       ----     -------
  Net increase/(decrease).......................  (2,561)   $(26,604)       (456)   $ (4,785)       (90)    $  (983)
                                                  ======    ========      ======    ========       ====     =======
  Total net increase/(decrease).................   2,601    $ 21,054          12    $   (509)      (287)    $(2,880)
                                                  ======    ========      ======    ========       ====     =======

---------------

  * Amount represents less than 500 shares and/or $500, as applicable.

 ** Seafirst Shares converted into Investor A Shares on June 23, 2000.

  + Intermediate Bond Investor B Shares commenced operations on October 20,
    1999.

 (a) Represents financial information from March 1, 1999 for the Pacific Horizon Intermediate Bond Fund, which was reorganized into Intermediate Bond on May 21, 1999.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 84

NATIONS FUNDS

                                                                                   BOND
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2001            MARCH 31, 2000
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   65,505    $ 620,433       67,780    $ 643,654
  Issued in exchange for assets of:
    Boatmen's Trust Company Intermediate Taxable Bond Fund
      (Note 13).............................................   12,412      116,422           --           --
    Bank IV Kansas Intermediate Bond Fund (Note 13).........    8,123       76,191           --           --
    BCA High Grade Income Bond Fund (Note 13)...............   23,402      219,513           --           --
  Issued as reinvestment of dividends.......................      861        8,216          730        7,023
  Redeemed..................................................  (63,233)    (601,516)     (58,122)    (552,784)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   47,070    $ 439,259       10,388    $  97,893
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................    1,963    $  18,679        1,151    $  10,936
  Issued as reinvestment of dividends.......................      121        1,147          141        1,347
  Redeemed..................................................   (1,801)     (17,151)      (2,027)     (19,273)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................      283    $   2,675         (735)   $  (6,990)
                                                              =======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................      239    $   2,304          271    $   2,609
  Issued as reinvestment of dividends.......................       29          276           31          294
  Redeemed..................................................     (155)      (1,463)        (248)      (2,350)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................      113    $   1,117           54    $     553
                                                              =======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................       54    $     518           34    $     331
  Issued as reinvestment of dividends.......................        5           49            5           43
  Redeemed..................................................      (24)        (224)         (54)        (513)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................       35    $     343          (15)   $    (139)
                                                              =======    =========      =======    =========
  Total net increase/(decrease).............................   47,501    $ 443,394        9,692    $  91,317
                                                              =======    =========      =======    =========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                            STRATEGIC INCOME
                                                                  YEAR ENDED               YEAR ENDED
                                                                MARCH 31, 2001           MARCH 31, 2000
                                                              ------------------      --------------------
                                                              SHARES    DOLLARS       SHARES      DOLLARS
                                                              --------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................  12,232    $116,097        5,741    $  56,944
  Issued as reinvestment of dividends.......................     265       2,545          258        2,637
  Redeemed..................................................  (6,948)    (66,777)     (24,391)    (247,365)
                                                              ------    --------      -------    ---------
  Net increase/(decrease)...................................   5,549    $ 51,865      (18,392)   $(187,784)
                                                              ======    ========      =======    =========
INVESTOR A SHARES:
  Sold......................................................     382    $  3,727          466    $   4,560
  Issued in exchange for A Shares of Pacific Horizon
    Flexible Income Fund (Note 13)..........................      --          --        3,474       35,581
  Issued as reinvestment of dividends.......................      98         935          109        1,073
  Redeemed..................................................    (778)     (7,431)      (2,062)     (20,503)
                                                              ------    --------      -------    ---------
  Net increase/(decrease)...................................    (298)   $ (2,769)       1,987    $  20,711
                                                              ======    ========      =======    =========
INVESTOR B SHARES:
  Sold......................................................     520    $  4,982        1,441    $  14,303
  Issued as reinvestment of dividends.......................     205       1,962          237        2,332
  Redeemed..................................................  (1,517)    (14,447)      (2,364)     (23,108)
                                                              ------    --------      -------    ---------
  Net increase/(decrease)...................................    (792)   $ (7,503)        (686)   $  (6,473)
                                                              ======    ========      =======    =========
INVESTOR C SHARES:
  Sold......................................................      60    $    582           83    $     823
  Issued in exchange for K Shares of Pacific Horizon
    Flexible Income Fund (Note 13)..........................      --          --           54          555
  Issued as reinvestment of dividends.......................       8          72            7           72
  Redeemed..................................................     (40)       (385)        (161)      (1,585)
                                                              ------    --------      -------    ---------
  Net increase/(decrease)...................................      28    $    269          (17)   $    (135)
                                                              ======    ========      =======    =========
  Total net increase/(decrease).............................   4,487    $ 41,862      (17,108)   $(173,681)
                                                              ======    ========      =======    =========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 86

NATIONS FUNDS

                                                                           HIGH YIELD BOND
                                                                  YEAR ENDED             YEAR ENDED
                                                                MARCH 31, 2001         MARCH 31, 2000
                                                              ------------------      -----------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              -----------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:+
  Sold......................................................   6,797    $ 64,265      1,131     $11,306
  Issued as reinvestment of dividends.......................      49         466          8          79
  Redeemed..................................................  (1,192)    (11,616)      (201)     (2,000)
                                                              ------    --------      -----     -------
  Net increase/(decrease)...................................   5,654    $ 53,115        938     $ 9,385
                                                              ======    ========      =====     =======
INVESTOR A SHARES:+
  Sold......................................................     858    $  8,053         41     $   403
  Issued as reinvestment of dividends.......................      31         282         --*          1
  Redeemed..................................................     (21)       (198)        (3)        (29)
                                                              ------    --------      -----     -------
  Net increase/(decrease)...................................     868    $  8,137         38     $   375
                                                              ======    ========      =====     =======
INVESTOR B SHARES:+
  Sold......................................................   2,206    $ 21,032        355     $ 3,543
  Issued as reinvestment of dividends.......................      76         711          1          12
  Redeemed..................................................    (228)     (2,160)        (9)        (92)
                                                              ------    --------      -----     -------
  Net increase/(decrease)...................................   2,054    $ 19,583        347     $ 3,463
                                                              ======    ========      =====     =======
INVESTOR C SHARES:++
  Sold......................................................     202    $  1,911          6     $    61
  Issued as reinvestment of dividends.......................       4          37         --          --
  Redeemed..................................................      (6)        (61)        --          --
                                                              ------    --------      -----     -------
  Net increase/(decrease)...................................     200    $  1,887          6     $    61
                                                              ======    ========      =====     =======
  Total net increase/(decrease).............................   8,776    $ 82,722      1,329     $13,284
                                                              ======    ========      =====     =======

---------------

 * Amount represents less than 500 shares and/or $500, as applicable.

 + High Yield Bond Investor A, Investor B and Primary A Shares commenced operations on February 14, 2000.

++ High Yield Bond Investor C Shares commenced operations on March 7, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
  FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year.


                                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET     NET ASSET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT      VALUE
                                             OF YEAR    INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME     END OF YEAR
                                            ---------------------------------------------------------------------------------------
SHORT-TERM INCOME
PRIMARY A SHARES
Year ended 3/31/2001......................    $9.51         $0.58           $ 0.29            $0.87          $(0.58)       $9.80
Year ended 3/31/2000......................     9.79          0.56            (0.28)            0.28           (0.56)        9.51
Year ended 3/31/1999......................     9.77          0.56             0.02             0.58           (0.56)        9.79
Year ended 3/31/1998......................     9.68          0.56             0.09             0.65           (0.56)        9.77
Year ended 3/31/1997#.....................     9.76          0.58            (0.08)            0.50           (0.58)        9.68
INVESTOR A SHARES
Year ended 3/31/2001......................    $9.51         $0.56           $ 0.30            $0.86          $(0.56)       $9.81
Year ended 3/31/2000......................     9.79          0.54            (0.28)            0.26           (0.54)        9.51
Year ended 3/31/1999......................     9.77          0.54             0.02             0.56           (0.54)        9.79
Year ended 3/31/1998......................     9.68          0.54             0.09             0.63           (0.54)        9.77
Year ended 3/31/1997#.....................     9.76          0.56            (0.08)            0.48           (0.56)        9.68
INVESTOR B SHARES
Year ended 3/31/2001......................    $9.51         $0.48           $ 0.29            $0.77          $(0.48)       $9.80
Year ended 3/31/2000......................     9.79          0.51            (0.28)            0.23           (0.51)        9.51
Year ended 3/31/1999......................     9.77          0.52             0.02             0.54           (0.52)        9.79
Year ended 3/31/1998......................     9.68          0.53             0.09             0.62           (0.53)        9.77
Year ended 3/31/1997#.....................     9.76          0.55            (0.08)            0.47           (0.55)        9.68
INVESTOR C SHARES
Year ended 3/31/2001......................    $9.51         $0.48           $ 0.29            $0.77          $(0.48)       $9.80
Year ended 3/31/2000......................     9.79          0.47            (0.28)            0.19           (0.47)        9.51
Year ended 3/31/1999......................     9.77          0.52             0.02             0.54           (0.52)        9.79
Year ended 3/31/1998......................     9.68          0.53             0.09             0.62           (0.53)        9.77
Year ended 3/31/1997#.....................     9.76          0.55            (0.08)            0.47           (0.55)        9.68

---------------

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

  # Per share net investment income has been calculated using the monthly average shares method.

 (a) The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 88

NATIONS FUNDS

                                                                   WITHOUT WAIVERS
                                                                   AND/OR EXPENSE
                                                                   REIMBURSEMENTS
                                                                   ---------------
                         RATIO OF        RATIO OF                     RATIO OF
           NET ASSETS    OPERATING    NET INVESTMENT                  OPERATING
             END OF     EXPENSES TO   INCOME/(LOSS)    PORTFOLIO     EXPENSES TO
 TOTAL        YEAR      AVERAGE NET     TO AVERAGE     TURNOVER        AVERAGE
RETURN++     (000)        ASSETS        NET ASSETS       RATE        NET ASSETS
----------------------------------------------------------------------------------
  9.44%     $358,812       0.51%(a)        6.04%           42%          0.61%(a)
  3.00       398,620       0.50(a)         5.86            62           0.63(a)
  6.07       397,467       0.50(a)         5.70            64           0.80(a)
  6.89       331,961       0.56(a)(b)      5.75            66           0.86(a)
  5.25       181,455       0.55(b)         5.97           172           0.85
  9.28%     $  7,658       0.76%(a)        5.79%           42%          0.86%(a)
  2.76        11,831       0.73(a)         5.63            62           0.88(a)
  5.85        14,652       0.70(a)         5.50            64           1.05(a)
  6.67        13,688       0.76(a)(b)      5.55            66           1.06(a)
  5.04         6,169       0.75(b)         5.77           172           1.05
  8.36%     $  2,515       1.51%(a)        5.04%           42%          1.61%(a)
  2.40         2,914       1.05(a)         5.31            62           1.63(a)
  5.70         5,825       0.85(a)         5.35            64           1.80(a)
  6.51         4,602       0.91(a)(b)      5.40            66           1.21(a)
  4.89         5,536       0.90(b)         5.62           172           1.20
  8.37%     $    833       1.51%(a)        5.04%           42%          1.61%(a)
  1.97           987       1.50(a)         4.86            62           1.63(a)
  5.64         1,744       1.01(a)         5.19            64           1.80(a)
  6.51         2,992       0.91(a)(b)      5.40            66           1.21(a)
  4.89         4,063       0.90(b)         5.62           172           1.20

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
  FINANCIAL HIGHLIGHTS (CONTINUED)
For a share outstanding throughout each period.

                                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            -------------------------------------------------------------------------
SHORT-INTERMEDIATE GOVERNMENT
PRIMARY A SHARES
Year ended 3/31/2001......................    $3.94         $0.23           $ 0.21            $0.44          $(0.23)
Year ended 3/31/2000......................     4.10          0.22            (0.16)            0.06           (0.22)
Year ended 3/31/1999......................     4.12          0.22            (0.02)            0.20           (0.22)
Year ended 3/31/1998......................     3.99          0.23             0.13             0.36           (0.23)
Year ended 3/31/1997#.....................     4.07          0.23            (0.08)            0.15           (0.23)
PRIMARY B SHARES
Year ended 3/31/2001......................    $3.94         $0.21           $ 0.21            $0.42          $(0.21)
Year ended 3/31/2000......................     4.10          0.21            (0.16)            0.05           (0.21)
Year ended 3/31/1999#.....................     4.12          0.21            (0.02)            0.19           (0.21)
Year ended 3/31/1998......................     3.99          0.21             0.13             0.34           (0.21)
Six months ended 3/31/1997*#..............     4.02          0.16            (0.03)            0.13           (0.16)
INVESTOR A SHARES
Year ended 3/31/2001......................    $3.94         $0.22           $ 0.21            $0.43          $(0.22)
Year ended 3/31/2000......................     4.10          0.22            (0.16)            0.06           (0.22)
Year ended 3/31/1999......................     4.12          0.21            (0.02)            0.19           (0.21)
Year ended 3/31/1998......................     3.99          0.22             0.13             0.35           (0.22)
Year ended 3/31/1997#.....................     4.07          0.22            (0.08)            0.14           (0.22)
INVESTOR B SHARES
Year ended 3/31/2001......................    $3.94         $0.19           $ 0.21            $0.40          $(0.19)
Year ended 3/31/2000......................     4.10          0.19            (0.16)            0.03           (0.19)
Year ended 3/31/1999......................     4.12          0.19            (0.02)            0.17           (0.19)
Year ended 3/31/1998......................     3.99          0.20             0.13             0.33           (0.20)
Year ended 3/31/1997#.....................     4.07          0.20            (0.08)            0.12           (0.20)
INVESTOR C SHARES
Year ended 3/31/2001......................    $3.93         $0.19           $ 0.21            $0.40          $(0.19)
Year ended 3/31/2000......................     4.09          0.19            (0.16)            0.03           (0.19)
Year ended 3/31/1999......................     4.12          0.19            (0.03)            0.16           (0.19)
Year ended 3/31/1998......................     3.99          0.20             0.13             0.33           (0.20)
Year ended 3/31/1997#.....................     4.07          0.21            (0.08)            0.13           (0.21)


                                              NET ASSET
                                                VALUE
                                            END OF PERIOD
                                            -------------
SHORT-INTERMEDIATE GOVERNMENT
PRIMARY A SHARES
Year ended 3/31/2001......................      $4.15
Year ended 3/31/2000......................       3.94
Year ended 3/31/1999......................       4.10
Year ended 3/31/1998......................       4.12
Year ended 3/31/1997#.....................       3.99
PRIMARY B SHARES
Year ended 3/31/2001......................      $4.15
Year ended 3/31/2000......................       3.94
Year ended 3/31/1999#.....................       4.10
Year ended 3/31/1998......................       4.12
Six months ended 3/31/1997*#..............       3.99
INVESTOR A SHARES
Year ended 3/31/2001......................      $4.15
Year ended 3/31/2000......................       3.94
Year ended 3/31/1999......................       4.10
Year ended 3/31/1998......................       4.12
Year ended 3/31/1997#.....................       3.99
INVESTOR B SHARES
Year ended 3/31/2001......................      $4.15
Year ended 3/31/2000......................       3.94
Year ended 3/31/1999......................       4.10
Year ended 3/31/1998......................       4.12
Year ended 3/31/1997#.....................       3.99
INVESTOR C SHARES
Year ended 3/31/2001......................      $4.14
Year ended 3/31/2000......................       3.93
Year ended 3/31/1999......................       4.09
Year ended 3/31/1998......................       4.12
Year ended 3/31/1997#.....................       3.99

---------------

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

  * Short-Intermediate Government Primary B Shares commenced operations on June 28, 1996.

  # Per share net investment income has been calculated using the monthly average shares method.

 (a) The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 90

NATIONS FUNDS

                                                                   WITHOUT WAIVERS
                                                                   AND/OR EXPENSE
                                                                   REIMBURSEMENTS
                                                                   ---------------
                         RATIO OF        RATIO OF                     RATIO OF
           NET ASSETS    OPERATING    NET INVESTMENT                  OPERATING
             END OF     EXPENSES TO   INCOME/(LOSS)    PORTFOLIO     EXPENSES TO
 TOTAL       PERIOD     AVERAGE NET     TO AVERAGE     TURNOVER        AVERAGE
RETURN++     (000)        ASSETS        NET ASSETS       RATE        NET ASSETS
----------------------------------------------------------------------------------
 11.56%     $496,821       0.59%(a)        5.77%          108%          0.59%(a)
  1.63       497,392       0.60(a)         5.59           177           0.65(a)
  4.97       589,092       0.58(a)         5.36           242           0.78(a)
  9.11       663,833       0.61            5.53           538           0.81
  3.72       371,118       0.63(a)(b)      5.73           529           0.83(a)
 11.01%     $    141       1.09%(a)        5.27%          108%          1.19%(a)
  1.23           200       0.99(a)         5.20           177           1.25(a)
  4.61           273       0.93(a)         5.01           242           1.38(a)
  8.74           261       0.96            5.18           538           1.16
  3.31        16,980       0.98+(a)(b)      5.38+         529           1.18+(a)
 11.31%     $ 44,244       0.82%(a)        5.54%          108%          0.84%(a)
  1.43        45,341       0.80(a)         5.39           177           0.90(a)
  4.76        44,793       0.78(a)         5.16           242           1.03(a)
  8.89        49,478       0.81            5.33           538           1.01
  3.51        42,468       0.83(a)(b)      5.53           529           1.03(a)
 10.46%     $  8,199       1.59%(a)        4.77%          108%          1.59%(a)
  0.70         8,400       1.51(a)         4.68           177           1.65(a)
  4.14         9,591       1.38(a)         4.56           242           1.78(a)
  8.35         9,815       1.34            4.80           538           1.54
  3.10        10,788       1.23(a)(b)      5.13           529           1.43(a)
 10.49%     $  1,079       1.59%(a)        4.77%          108%          1.59%(a)
  0.74           661       1.54(a)         4.65           177           1.65(a)
  4.05         1,190       1.34(a)         4.60           242           1.78(a)
  8.45         1,808       1.31            4.83           538           1.51
  3.21         8,334       1.13(a)(b)      5.23           529           1.33(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.

                                   NET ASSET                      NET REALIZED      NET INCREASE/     DIVIDENDS
                                     VALUE           NET         AND UNREALIZED     (DECREASE) IN      FROM NET     DISTRIBUTIONS
                                   BEGINNING     INVESTMENT      GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT        FROM
                                    OF YEAR     INCOME/(LOSS)     INVESTMENTS      FROM OPERATIONS      INCOME         CAPITAL
                                   ----------------------------------------------------------------------------------------------
GOVERNMENT SECURITIES
PRIMARY A SHARES
Year ended 3/31/2001...........      $9.38          $0.60            $ 0.48            $ 1.08           $(0.59)        $   --
Year ended 3/31/2000...........       9.86           0.58             (0.48)             0.10            (0.58)            --
Year ended 3/31/1999#..........       9.90           0.58             (0.05)             0.53            (0.57)            --
Year ended 3/31/1998...........       9.39           0.55              0.51              1.06            (0.55)            --
Year ended 3/31/1997#..........       9.67           0.60             (0.30)             0.30            (0.58)         (0.00)##
INVESTOR A SHARES
Year ended 3/31/2001...........      $9.37          $0.57            $ 0.49            $ 1.06           $(0.57)        $   --
Year ended 3/31/2000...........       9.86           0.57             (0.50)             0.07            (0.56)            --
Year ended 3/31/1999#..........       9.90           0.56             (0.05)             0.51            (0.55)            --
Year ended 3/31/1998...........       9.39           0.52              0.51              1.03            (0.52)            --
Year ended 3/31/1997#..........       9.67           0.58             (0.30)             0.28            (0.56)         (0.00)##
INVESTOR B SHARES
Year ended 3/31/2001...........      $9.38          $0.50            $ 0.49            $ 0.99           $(0.50)        $   --
Year ended 3/31/2000...........       9.86           0.49             (0.48)             0.01            (0.49)            --
Year ended 3/31/1999#..........       9.90           0.49             (0.04)             0.45            (0.49)            --
Year ended 3/31/1998...........       9.39           0.47              0.51              0.98            (0.47)            --
Year ended 3/31/1997#..........       9.67           0.54             (0.30)             0.24            (0.52)         (0.00)##
INVESTOR C SHARES
Year ended 3/31/2001...........      $9.34          $0.52            $ 0.48            $ 1.00           $(0.50)        $   --
Year ended 3/31/2000...........       9.86           0.49             (0.52)            (0.03)           (0.49)            --
Year ended 3/31/1999#..........       9.90           0.49             (0.04)             0.45            (0.49)            --
Year ended 3/31/1998...........       9.39           0.48              0.51              0.99            (0.48)            --
Year ended 3/31/1997#..........       9.67           0.55             (0.30)             0.25            (0.53)         (0.00)##

---------------

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

  # Per share net investment income has been calculated using the monthly average shares method.

 ## Amount represents less than $0.01.

 (a) The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 92

NATIONS FUNDS

                                                                                                 WITHOUT WAIVERS
                                                                                                 AND/OR EXPENSE
                                                                                                 REIMBURSEMENTS
                                                                                                 ---------------
                                                       RATIO OF        RATIO OF                     RATIO OF
    TOTAL                                NET ASSETS    OPERATING    NET INVESTMENT                  OPERATING
  DIVIDENDS      NET ASSET                 END OF     EXPENSES TO   INCOME/(LOSS)    PORTFOLIO     EXPENSES TO
     AND           VALUE       TOTAL        YEAR      AVERAGE NET     TO AVERAGE     TURNOVER        AVERAGE
DISTRIBUTIONS   END OF YEAR   RETURN++     (000)        ASSETS        NET ASSETS       RATE        NET ASSETS
----------------------------------------------------------------------------------------------------------------
   $(0.59)         $9.87       11.97%     $153,799       0.75%(a)        6.21%          183%          0.86%(a)
    (0.58)          9.38        1.12       108,798       0.78(b)         6.17           348           0.90
    (0.57)          9.86        5.41       119,659       0.73(a)         5.70           600           0.84(a)
    (0.55)          9.90       11.65        75,796       0.85(a)(b)      5.63           303           0.99(a)
    (0.58)          9.39        3.18        52,606       0.80            6.28           468           0.94
   $(0.57)         $9.86       11.70%     $ 57,641       1.00%(a)        5.96%          183%          1.11%(a)
    (0.56)          9.37        0.80        57,485       1.03(b)         5.92           348           1.15
    (0.55)          9.86        5.16        19,167       0.98(a)         5.45           600           1.09(a)
    (0.52)          9.90       11.37         8,509       1.10(a)(b)      5.38           303           1.24(a)
    (0.56)          9.39        2.92         9,852       1.05            6.03           468           1.19
   $(0.50)         $9.87       10.86%     $ 27,544       1.75%(a)        5.21%          183%          1.86%(a)
    (0.49)          9.38        0.22        26,988       1.72(b)         5.23           348           1.90
    (0.49)          9.86        4.53        30,109       1.58(a)         4.85           600           1.84(a)
    (0.47)          9.90       10.78        32,391       1.63(a)(b)      4.85           303           1.77(a)
    (0.52)          9.39        2.51        38,807       1.45            5.63           468           1.59
   $(0.50)         $9.84       11.03%     $  1,213       1.75%(a)        5.21%          183%          1.86%(a)
    (0.49)          9.34       (0.22)          238       1.78(b)         5.17           348           1.90
    (0.49)          9.86        4.52           213       1.59(a)         4.84           600           1.84(a)
    (0.48)          9.90       10.84           735       1.58(a)(b)      4.90           303           1.72(a)
    (0.53)          9.39        2.67         1,835       1.30            5.78           468           1.44

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.

                                  NET ASSET                      NET REALIZED      NET INCREASE/     DIVIDENDS
                                    VALUE           NET         AND UNREALIZED     (DECREASE) IN      FROM NET     DISTRIBUTIONS
                                  BEGINNING     INVESTMENT      GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT       FROM NET
                                  OF PERIOD    INCOME/(LOSS)     INVESTMENTS      FROM OPERATIONS      INCOME      REALIZED GAINS
                                  -----------------------------------------------------------------------------------------------
U.S. GOVERNMENT BOND***
PRIMARY A SHARES*
Year ended 3/31/2001..........     $ 9.51          $0.54            $ 0.58            $ 1.12           $(0.54)         $   --
Year ended 3/31/2000..........      10.08           0.50             (0.56)            (0.06)           (0.50)          (0.01)
Year ended 3/31/1999#.........      10.37           0.52              0.07              0.59            (0.52)          (0.36)
Period ended 3/31/1998........      10.19           0.48              0.31              0.79            (0.48)          (0.13)
Period ended 5/16/1997........      10.53           0.41              0.17              0.58            (0.41)          (0.51)
Year ended 8/31/1996..........      11.20           0.61             (0.22)             0.39            (0.61)          (0.45)
INVESTOR A SHARES*
Year ended 3/31/2001..........     $ 9.51          $0.51            $ 0.58            $ 1.09           $(0.51)         $   --
Year ended 3/31/2000..........      10.08           0.47             (0.56)            (0.09)           (0.47)          (0.01)
Year ended 3/31/1999#.........      10.37           0.50              0.07              0.57            (0.50)          (0.36)
Period ended 3/31/1998........      10.20           0.46              0.30              0.76            (0.46)          (0.13)
Period ended 5/16/1997........      10.54           0.39              0.17              0.56            (0.39)          (0.51)
Year ended 8/31/1996..........      11.19           0.59             (0.20)             0.39            (0.59)          (0.45)
INVESTOR B SHARES*
Year ended 3/31/2001..........     $ 9.51          $0.44            $ 0.58            $ 1.02           $(0.44)         $   --
Year ended 3/31/2000..........      10.08           0.41             (0.56)            (0.15)           (0.41)          (0.01)
Year ended 3/31/1999#.........      10.37           0.44              0.07              0.51            (0.44)          (0.36)
Period ended 3/31/1998........      10.19           0.41              0.31              0.72            (0.41)          (0.13)
Period ended 5/16/1997........      10.52           0.34              0.18              0.52            (0.34)          (0.51)
Year ended 8/31/1996..........      11.19           0.51             (0.22)             0.29            (0.51)          (0.45)
INVESTOR C SHARES
Year ended 3/31/2001..........     $ 9.51          $0.44            $ 0.58            $ 1.02           $(0.44)         $   --
Year ended 3/31/2000..........      10.08           0.39             (0.56)            (0.17)           (0.39)          (0.01)
Year ended 3/31/1999#.........      10.37           0.44              0.07              0.51            (0.44)          (0.36)
Period ended 3/31/1998**......      10.41           0.25              0.09              0.34            (0.25)          (0.13)

---------------

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

  * The financial information for the fiscal periods prior to May 23, 1997 reflects the financial information for the Pilot U.S. Government Securities Fund Pilot, Class A and Class B Shares, which were reorganized into the U.S. Government Bond Primary A, Investor A and Investor B Shares, respectively, as of May 23, 1997.

 ** U.S. Government Bond Investor C Shares commenced operations on September 19,
    1997.

 *** Prior to February 14, 2000, the investment sub-adviser to U.S. Government
     Bond was Boatmen's Capital Management, Inc. Effective February 14, 2000, the investment sub-adviser to U.S. Government Bond became Banc of America Capital Management, Inc.

  # Per share net investment income has been calculated using the monthly average shares method.

 (a) The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 94

NATIONS FUNDS

                                                                                                   WITHOUT WAIVERS
                                                                                                   AND/OR EXPENSE
                                                                                                   REIMBURSEMENTS
                                                                                                   ---------------
                                                         RATIO OF        RATIO OF                     RATIO OF
    TOTAL                                  NET ASSETS    OPERATING    NET INVESTMENT                  OPERATING
  DIVIDENDS       NET ASSET                  END OF     EXPENSES TO   INCOME/(LOSS)    PORTFOLIO     EXPENSES TO
     AND            VALUE        TOTAL       PERIOD     AVERAGE NET     TO AVERAGE     TURNOVER        AVERAGE
DISTRIBUTIONS   END OF PERIOD   RETURN++     (000)        ASSETS        NET ASSETS       RATE        NET ASSETS
------------------------------------------------------------------------------------------------------------------


   $(0.54)         $10.09        12.07%     $ 54,721       0.85%(a)        5.50%          293%          1.02%(a)
    (0.51)           9.51        (0.55)       67,776       0.88(a)(b)      5.12           296           1.02(a)
    (0.88)          10.08         5.83       109,028       0.59(a)(b)      5.06           270           0.87(a)
    (0.61)          10.37         7.84       263,428       0.60+(a)        5.26+          188           0.86+(a)
    (0.92)          10.19         5.62       148,082       0.62+           5.60+           58           0.77+
    (1.06)          10.53         3.46       145,066       0.65            5.61            87           0.82

   $(0.51)         $10.09        11.78%     $  3,924       1.10%(a)        5.25%          293%          1.27%(a)
    (0.48)           9.51        (0.80)        2,139       1.13(a)(b)      4.89           296           1.27(a)
    (0.86)          10.08         5.57         2,311       0.84(a)(b)      4.81           270           1.12(a)
    (0.59)          10.37         7.51         1,927       0.85+(a)        5.01+          188           1.11+(a)
    (0.90)          10.20         5.44           734       0.87+           5.35+           58           1.07+
    (1.04)          10.54         3.44           632       0.85            5.44            87           1.07

   $(0.44)         $10.09        10.97%     $ 11,243       1.85%(a)        4.50%          293%          2.02%(a)
    (0.42)           9.51        (1.48)        7,673       1.82(a)(b)      4.18           296           2.02(a)
    (0.80)          10.08         4.93         6,779       1.44(a)(b)      4.21           270           1.87(a)
    (0.54)          10.37         7.14         1,004       1.40+(a)        4.46+          188           1.66+(a)
    (0.85)          10.19         4.99         1,529       1.62+           4.60+           58           1.77+
    (0.96)          10.52         2.43         1,237       1.65            4.60            87           1.82

   $(0.44)         $10.09        10.96%     $    963       1.85%(a)        4.50%          293%          2.02%(a)
    (0.40)           9.51        (1.67)        1,103       1.88(a)(b)      4.12           296           2.02(a)
    (0.80)          10.08         5.13         1,255       1.34(a)(b)      4.31           270           1.87(a)
    (0.38)          10.37         3.50         1,332       1.45+(a)        4.41+          188           1.71+(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.

                                  NET ASSET                      NET REALIZED      NET INCREASE/     DIVIDENDS
                                    VALUE           NET         AND UNREALIZED     (DECREASE) IN      FROM NET     DISTRIBUTIONS
                                  BEGINNING     INVESTMENT      GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT       FROM NET
                                  OF PERIOD    INCOME/(LOSS)     INVESTMENTS      FROM OPERATIONS      INCOME      REALIZED GAINS
                                  -----------------------------------------------------------------------------------------------
INTERMEDIATE BOND
PRIMARY A SHARES
Year ended 3/31/2001#.........      $9.13          $0.58            $ 0.39            $ 0.97           $(0.58)             --
Period ended 3/31/2000***.....       9.52           0.49             (0.37)             0.12            (0.51)             --
INVESTOR A SHARES*,****
Year ended 3/31/2001#.........      $9.15          $0.56            $ 0.40            $ 0.96           $(0.56)         $   --
Period ended 3/31/2000........       9.50           0.46             (0.34)             0.12            (0.47)             --
Period ended 5/14/1999........       9.52           0.10             (0.04)             0.06            (0.08)             --
Year ended 2/28/1999..........       9.69           0.50             (0.03)             0.47            (0.53)          (0.11)
Year ended 2/28/1998..........       9.54           0.49              0.20              0.69            (0.51)          (0.03)
Year ended 2/28/1997**........       9.75           0.52             (0.15)             0.37            (0.52)          (0.06)
INVESTOR B SHARES
Year ended 3/31/2001#.........      $9.13          $0.47            $ 0.42            $ 0.89           $(0.51)             --
Period ended 3/31/2000***.....       9.52           0.22             (0.36)            (0.14)           (0.25)             --
INVESTOR C SHARES*
Year ended 3/31/2001#.........      $9.32          $0.47            $ 1.09            $ 1.56           $(0.41)         $   --
Period ended 3/31/2000........       9.56           0.34             (0.23)             0.11            (0.35)             --
Period ended 5/14/1999........       9.59           0.09             (0.04)             0.05            (0.08)             --
Year ended 2/28/1999..........       9.72           0.46                --              0.46            (0.48)          (0.11)
Year ended 2/28/1998..........       9.54           0.44              0.19              0.63            (0.42)          (0.03)
Period ended 2/28/1997***.....       9.53           0.31              0.07              0.38            (0.31)          (0.06)

---------------

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

   * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Intermediate Bond Fund A, and K Shares, which were reorganized into the Intermediate Bond Investor A and Investor C Shares, respectively, as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, Inc. and its investment sub-adviser became Banc of America Capital Management, Inc.

  ** As of July 22, 1996 the Fund designated the existing series of shares as "A" shares.

 *** Intermediate Bond Primary A, Investor B, and Investor C Shares commenced operations on May 21, 1999, October 20, 1999, and November 20, 1996, respectively.

**** Seafirst Shares converted into Investor A Shares on June 23, 2000.

  # Per share net investment income has been calculated using the monthly average shares method.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 96

NATIONS FUNDS

                                                                                       WITHOUT WAIVERS
                                                                                       AND/OR EXPENSE
                                                                                       REIMBURSEMENTS
                                                                                       ---------------
                                                         RATIO OF        RATIO OF         RATIO OF
    TOTAL                                  NET ASSETS    OPERATING    NET INVESTMENT      OPERATING
  DIVIDENDS       NET ASSET                  END OF     EXPENSES TO   INCOME/(LOSS)      EXPENSES TO
     AND            VALUE        TOTAL       PERIOD     AVERAGE NET     TO AVERAGE         AVERAGE
DISTRIBUTIONS   END OF PERIOD   RETURN++     (000)        ASSETS        NET ASSETS       NET ASSETS
------------------------------------------------------------------------------------------------------
   $(0.58)         $ 9.52        11.04%      51,178        0.78%           6.31%            0.81%
    (0.51)           9.13         1.29       18,365        0.81+           6.08+            1.05+
   $(0.56)         $ 9.55        10.88%      62,617        1.03%           6.06%            1.06%
    (0.47)           9.15         1.34       45,207        1.06+           5.83+            1.30+
    (0.08)           9.50         0.66       61,412        1.09+           4.90+            1.12+
    (0.64)           9.52         4.89       63,404        0.90            5.14             0.90
    (0.54)           9.69         7.40       41,875        0.90            5.50             1.21
    (0.58)           9.54         3.92       22,937        0.75            5.45             2.26
   $(0.51)         $ 9.51         9.99%       1,290        1.78%           5.31%            1.81%
    (0.25)           9.13         1.33          256        1.81+           5.08+            2.05+
   $(0.41)         $10.47        17.06%         797        1.78%           5.31%            1.81%
    (0.35)           9.32         1.18           15        1.81+           5.08+            2.05+
    (0.08)           9.56         0.47          469        1.57+           4.42+            1.84+
    (0.59)           9.59         4.76          495        1.39            4.67             1.65
    (0.45)           9.72         6.80          513        1.39            4.99             1.73
    (0.37)           9.54         3.73          332        1.43+           5.41+            2.71+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.

                                   NET ASSET                      NET REALIZED      NET INCREASE/     DIVIDENDS     DISTRIBUTIONS
                                     VALUE           NET         AND UNREALIZED     (DECREASE) IN      FROM NET       FROM NET
                                   BEGINNING     INVESTMENT      GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT      REALIZED
                                    OF YEAR     INCOME/(LOSS)     INVESTMENTS      FROM OPERATIONS      INCOME          GAINS
                                   ----------------------------------------------------------------------------------------------
BOND
PRIMARY A SHARES
Year ended 3/31/2001...........     $ 9.37          $0.62            $ 0.41            $ 1.03           $(0.62)        $ 0.00
Year ended 3/31/2000...........       9.93           0.59             (0.52)             0.07            (0.59)         (0.04)
Year ended 3/31/1999...........      10.03           0.59             (0.04)             0.55            (0.59)         (0.06)
Year ended 3/31/1998...........       9.62           0.58              0.41              0.99            (0.58)            --
Year ended 3/31/1997#..........       9.93           0.58             (0.20)             0.38            (0.58)         (0.11)
INVESTOR A SHARES
Year ended 3/31/2001...........     $ 9.37          $0.60            $ 0.41            $ 1.01           $(0.60)        $ 0.00
Year ended 3/31/2000...........       9.93           0.57             (0.52)             0.05            (0.57)         (0.04)
Year ended 3/31/1999...........      10.03           0.57             (0.04)             0.53            (0.57)         (0.06)
Year ended 3/31/1998...........       9.62           0.56              0.41              0.97            (0.56)            --
Year ended 3/31/1997#..........       9.93           0.56             (0.20)             0.36            (0.56)         (0.11)
INVESTOR B SHARES
Year ended 3/31/2001...........     $ 9.37          $0.52            $ 0.41            $ 0.93           $(0.52)        $ 0.00
Year ended 3/31/2000...........       9.93           0.50             (0.52)            (0.02)           (0.50)         (0.04)
Year ended 3/31/1999...........      10.03           0.51             (0.04)             0.47            (0.51)         (0.06)
Year ended 3/31/1998...........       9.62           0.51              0.41              0.92            (0.51)            --
Year ended 3/31/1997#..........       9.93           0.52             (0.20)             0.32            (0.52)         (0.11)
INVESTOR C SHARES
Year ended 3/31/2001...........     $ 9.37          $0.52            $ 0.41            $ 0.93           $(0.52)        $ 0.00
Year ended 3/31/2000...........       9.93           0.48             (0.52)            (0.04)           (0.48)         (0.04)
Year ended 3/31/1999...........      10.03           0.51             (0.04)             0.47            (0.51)         (0.06)
Year ended 3/31/1998...........       9.62           0.52              0.41              0.93            (0.52)            --
Year ended 3/31/1997#..........       9.93           0.53             (0.20)             0.33            (0.53)         (0.11)

---------------

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

  # Per share net investment income has been calculated using the monthly average shares method.

 ## Amount represents less than $0.01.

 (a) The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 98

NATIONS FUNDS

                                                                                                                 WITHOUT WAIVERS
                                                                                                                 AND/OR EXPENSE
                                                                                                                 REIMBURSEMENTS
                                                                                                                 ---------------
                                                                       RATIO OF        RATIO OF                     RATIO OF
                    TOTAL                                NET ASSETS    OPERATING    NET INVESTMENT                  OPERATING
DISTRIBUTIONS     DIVIDENDS      NET ASSET                 END OF     EXPENSES TO   INCOME/(LOSS)    PORTFOLIO     EXPENSES TO
    FROM             AND           VALUE       TOTAL        YEAR      AVERAGE NET     TO AVERAGE     TURNOVER        AVERAGE
   CAPITAL      DISTRIBUTIONS   END OF YEAR   RETURN++     (000)        ASSETS        NET ASSETS       RATE        NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------
   $ 0.00          $(0.62)        $ 9.78       11.39%    $2,333,703      0.67%(a)        6.53%          120%          0.67%(a)
       --           (0.63)          9.37        0.97      1,793,913      0.67            6.20            63           0.69
       --           (0.65)          9.93        5.61      1,798,155      0.68(a)         5.86           107           0.78(a)
       --           (0.58)         10.03       10.53      1,681,990      0.72(a)(b)      5.86           244           0.83(a)
    (0.00)##        (0.69)          9.62        3.90        947,277      0.71(a)         5.98           368           0.81(a)
   $ 0.00          $(0.60)        $ 9.78       11.11%    $   27,220      0.92%(a)        6.28%          120%          0.92%(a)
       --           (0.61)          9.37        0.74         23,420      0.90            5.97            63           0.94
       --           (0.63)          9.93        5.40         32,119      0.88(a)         5.66           107           1.03(a)
       --           (0.56)         10.03       10.30         26,054      0.92(a)(b)      5.66           244           1.03(a)
    (0.00)##        (0.67)          9.62        3.70          6,345      0.91(a)         5.78           368           1.01(a)
   $ 0.00          $(0.52)        $ 9.78       10.29%    $    6,994      1.67%(a)        5.53%          120%          1.67%(a)
       --           (0.54)          9.37        0.05          5,637      1.59            5.28            63           1.69
       --           (0.57)          9.93        4.76          5,440      1.48(a)         5.06           107           1.78(a)
       --           (0.51)         10.03        9.73          2,662      1.47(a)(b)      5.11           244           1.58(a)
    (0.00)##        (0.63)          9.62        3.23          2,109      1.36(a)         5.33           368           1.46(a)
   $ 0.00          $(0.52)        $ 9.78       10.28%    $    1,321      1.67%(a)        5.53%          120%          1.67%(a)
       --           (0.52)          9.37       (0.24)           934      1.67            5.20            63           1.69
       --           (0.57)          9.93        4.90          1,137      1.40(a)         5.14           107           1.78(a)
       --           (0.52)         10.03        9.87            943      1.42(a)(b)      5.16           244           1.53(a)
    (0.00)##        (0.64)          9.62        3.38          1,068      1.21(a)         5.48           368           1.31(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                  NET ASSET                      NET REALIZED      NET INCREASE/     DIVIDENDS
                                    VALUE           NET         AND UNREALIZED     (DECREASE) IN      FROM NET     DISTRIBUTIONS
                                  BEGINNING     INVESTMENT      GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT       FROM NET
                                   OF YEAR     INCOME/(LOSS)     INVESTMENTS      FROM OPERATIONS      INCOME      REALIZED GAINS
                                  -----------------------------------------------------------------------------------------------
STRATEGIC INCOME
PRIMARY A SHARES
Year ended 3/31/2001#.........     $ 9.53          $0.66            $ 0.35            $ 1.01           $(0.65)             --
Year ended 3/31/2000..........      10.31           0.68             (0.78)            (0.10)           (0.68)         $(0.00)##
Year ended 3/31/1999#.........      10.55           0.66             (0.14)             0.52            (0.66)          (0.10)
Year ended 3/31/1998..........      10.11           0.65              0.44              1.09            (0.65)             --
Year ended 3/31/1997#.........      10.42           0.69             (0.18)             0.51            (0.69)          (0.13)
INVESTOR A SHARES
Year ended 3/31/2001#.........     $ 9.52          $0.63            $ 0.36            $ 0.99           $(0.63)             --
Year ended 3/31/2000..........      10.31           0.65             (0.79)            (0.14)           (0.65)         $(0.00)##
Year ended 3/31/1999#.........      10.55           0.63             (0.14)             0.49            (0.63)          (0.10)
Year ended 3/31/1998..........      10.11           0.63              0.44              1.07            (0.63)             --
Year ended 3/31/1997#.........      10.42           0.66             (0.18)             0.48            (0.66)          (0.13)
INVESTOR B SHARES
Year ended 3/31/2001#.........     $ 9.52          $0.56            $ 0.37            $ 0.93           $(0.56)             --
Year ended 3/31/2000..........      10.31           0.59             (0.79)            (0.20)           (0.59)         $(0.00)##
Year ended 3/31/1999#.........      10.55           0.57             (0.14)             0.43            (0.57)          (0.10)
Year ended 3/31/1998..........      10.11           0.57              0.44              1.01            (0.57)             --
Year ended 3/31/1997#.........      10.42           0.61             (0.18)             0.43            (0.61)          (0.13)
INVESTOR C SHARES
Year ended 3/31/2001#.........     $ 9.52          $0.56            $ 0.36            $ 0.92           $(0.56)             --
Year ended 3/31/2000..........      10.31           0.58             (0.79)            (0.21)           (0.58)         $(0.00)##
Year ended 3/31/1999#.........      10.55           0.57             (0.14)             0.43            (0.57)          (0.10)
Year ended 3/31/1998..........      10.11           0.58              0.44              1.02            (0.58)             --
Year ended 3/31/1997#.........      10.42           0.63             (0.18)             0.45            (0.63)          (0.13)

---------------

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

   # Per share net investment income has been calculated using the monthly average shares method.

 ## Amount represents less than $0.01 per share.

 (a) The effect of the custodial expense offset (Note 2) on the operating expenses ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 100

NATIONS FUNDS

                                                                                                   WITHOUT WAIVERS
                                                                                                   AND/OR EXPENSE
                                                                                                   REIMBURSEMENTS
                                                                                                   ---------------
                                                         RATIO OF        RATIO OF                     RATIO OF
    TOTAL                                  NET ASSETS    OPERATING    NET INVESTMENT                  OPERATING
  DIVIDENDS       NET ASSET                  END OF     EXPENSES TO   INCOME/(LOSS)    PORTFOLIO     EXPENSES TO
     AND            VALUE        TOTAL        YEAR        AVERAGE       TO AVERAGE     TURNOVER        AVERAGE
DISTRIBUTIONS    END OF YEAR    RETURN++     (000)      NET ASSETS      NET ASSETS       RATE        NET ASSETS
------------------------------------------------------------------------------------------------------------------
   $(0.65)         $ 9.89        11.06%     $177,877       0.72%           6.76%          238%          0.84%
    (0.68)           9.53        (0.95)      118,458       0.71(a)         6.80           107           0.90(a)
    (0.76)          10.31         5.00       317,937       0.70(a)         6.27            94           0.80(a)
    (0.65)          10.55        11.07       263,840       0.73(a)         6.27           203           0.83(a)
    (0.82)          10.11         4.97       152,070       0.75(a)         6.73           278           0.85(a)
   $(0.63)         $ 9.88        10.80%     $ 29,102       0.97%           6.51%          238%          1.09%
    (0.65)           9.52        (1.30)       30,870       0.96(a)         6.55           107           1.15(a)
    (0.73)          10.31         4.74        12,954       0.95(a)         6.02            94           1.05(a)
    (0.63)          10.55        10.80        11,946       0.98(a)         6.02           203           1.08(a)
    (0.79)          10.11         4.71        11,662       1.00(a)         6.48           278           1.10(a)
   $(0.56)         $ 9.89        10.08%     $ 50,251       1.72%           5.76%          238%          1.84%
    (0.59)           9.52        (1.98)       55,946       1.65(a)         5.86           107           1.90(a)
    (0.67)          10.31         4.11        67,651       1.55(a)         5.42            94           1.80(a)
    (0.57)          10.55        10.18        65,248       1.55(a)         5.45           203           1.65(a)
    (0.74)          10.11         4.18        70,631       1.50(a)         5.98           278           1.60(a)
   $(0.56)         $ 9.88         9.98%     $  1,527       1.72%           5.76%          238%          1.84%
    (0.58)           9.52        (2.04)        1,202       1.71(a)         5.80           107           1.90(a)
    (0.67)          10.31         4.09         1,474       1.56(a)         5.41            94           1.80(a)
    (0.58)          10.55        10.27         2,090       1.46(a)         5.54           203           1.56(a)
    (0.76)          10.11         4.44         3,343       1.25(a)         6.23           278           1.35(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.

                                                    NET ASSET                      NET REALIZED      NET INCREASE/     DIVIDENDS
                                                      VALUE           NET         AND UNREALIZED     (DECREASE) IN      FROM NET
                                                    BEGINNING     INVESTMENT      GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT
                                                    OF PERIOD    INCOME/(LOSS)     INVESTMENTS      FROM OPERATIONS      INCOME
                                                    -----------------------------------------------------------------------------
HIGH YIELD BOND
PRIMARY A SHARES
Year ended 3/31/2001#...........................     $ 9.90          $0.96            $(0.54)           $ 0.42           $(1.00)
Period ended 3/31/2000*#........................      10.00           0.09             (0.11)            (0.02)           (0.08)
INVESTOR A SHARES
Year ended 3/31/2001#...........................     $ 9.88          $0.96            $(0.58)           $ 0.38           $(0.99)
Period ended 3/31/2000*#........................      10.00           0.08             (0.12)            (0.04)           (0.08)
INVESTOR B SHARES
Year ended 3/31/2001#...........................     $ 9.88          $0.92            $(0.62)           $ 0.30           $(0.93)
Period ended 3/31/2000**#.......................      10.00           0.07             (0.12)            (0.05)           (0.07)
INVESTOR C SHARES
Year ended 3/31/2001#...........................     $ 9.87          $0.90            $(0.61)           $ 0.29           $(0.93)
Period ended 3/31/2000***#......................      10.02           0.04             (0.12)            (0.08)           (0.07)

---------------

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

  * High Yield Bond Primary A and Investor A Shares commenced operations on February 14, 2000.

 ** High Yield Bond Investor B Shares commenced operations on February 17, 2000.

 *** High Yield Bond Investor C Shares commenced operations on March 8, 2000.

  # Per share net investment income has been calculated using the monthly average shares method.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 102

NATIONS FUNDS

                                                                                          WITHOUT WAIVERS
                                                                                          AND/OR EXPENSE
                                                                                          REIMBURSEMENTS
                                                                                          ---------------
DISTRIBUTIONS                                               RATIO OF        RATIO OF         RATIO OF
IN EXCESS OF                                NET ASSETS      OPERATING    NET INVESTMENT      OPERATING
     NET          NET ASSET                   END OF       EXPENSES TO   INCOME/(LOSS)      EXPENSES TO
 INVESTMENT         VALUE        TOTAL        PERIOD       AVERAGE NET     TO AVERAGE         AVERAGE
   INCOME       END OF PERIOD   RETURN++       (000)         ASSETS        NET ASSETS       NET ASSETS
---------------------------------------------------------------------------------------------------------
   $(0.05)          $9.27          4.51%      $61,181         0.93%          10.97%             1.45%
       --            9.90         (0.12)        9,394         0.93+           7.03+            12.66+
   $(0.05)          $9.22          3.99%      $ 8,344         1.18%          10.72%             1.70%
       --            9.88         (0.33)          371         1.18+           6.78+            12.91+
   $(0.04)          $9.21          3.29%      $22,106         1.93%           9.97%             2.45%
       --            9.88         (0.47)        3,426         1.93+           6.03+            13.66+
   $(0.04)          $9.19          3.20%      $ 1,891         1.93%           9.97%             2.45%
       --            9.87         (0.76)           59         1.93+           6.03+            13.66+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
  NOTES TO FINANCIAL STATEMENTS

Nations Fund Trust (the "Trust"), Nations Fund, Inc. (the "Company"), Nations Reserves ("Reserves") and Nations Funds Trust ("Funds Trust") are each registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. At March 31, 2001, the Trust offered thirty-four separate portfolios, the Company offered six separate portfolios, Reserves offered sixteen separate portfolios and Funds Trust offered five separate portfolios. These financial statements pertain only to the following U.S. government and corporate bond portfolios of the Trust, the Company, Reserves and Funds Trust: Short-Term Income Fund, Short-Intermediate Government Fund, Government Securities Fund, U.S. Government Bond Fund, Intermediate Bond Fund, Bond Fund (formerly Investment Grade Bond Fund), Strategic Income Fund and High Yield Bond Fund (each a "Fund" and collectively, the "Funds"). Financial statements for the other portfolios of the Trust, the Company, Reserves and Funds Trust are presented under separate cover. The Funds currently offer four classes of shares: Primary A Shares, Investor A Shares, Investor B Shares and Investor C Shares. In addition, Short-Intermediate Government Fund also offers Primary B Shares. Seafirst Shares of Intermediate Bond Fund were converted into Investor A Shares on June 23, 2000. Shareholders of a Fund have equal voting rights on matters affecting all shareholders of the Fund. In addition, each class of shares of a Fund has exclusive voting rights on matters that relate solely to that class and separate voting rights on matters in which the interests of one class differ from the interests of any other class.

Intermediate Bond Fund and High Yield Bond Fund (the "Feeder Funds" seek to achieve their investment objectives by investing substantially all of their assets in Intermediate Bond Master Portfolio and High Yield Bond Master Portfolio, respectively (the "Master Portfolios"), each a series of Nations Master Investment Trust (the "Master Trust"), another open-end management investment company in the Nations Funds family. The Master Portfolios each have the same investment objective as that of its corresponding Feeder Fund. The values of the Feeder Funds' investments in the respective Master Portfolios included in the Statements of net assets reflect the Feeder Funds' proportionate beneficial interests in the net assets of the respective Master Portfolios (84.4% for Intermediate Bond Master Portfolio and 93.1% for High Yield Bond Master Portfolio at March 31, 2001). The financial statements of the Master Portfolios, including their schedules of investments, are included elsewhere within this report and should be read in conjunction with the Feeder Funds' financial statements. Other funds not registered under the 1940 Act managed by Banc of America Advisors, Inc. ("BAAI"), whose financial statements are not presented here, also invest in the Master Portfolios.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Securities valuation: Securities are generally valued using prices provided by a pricing service or based upon broker-dealer quotations. Certain prices provided by broker-dealers or the pricing service may be based on a matrix pricing system, which considers such factors as security prices, yields and maturities. Certain securities may be valued based upon quotes provided by one or more principal market makers. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be valued under procedures adopted by the Board of Trustees/Directors. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value.

The valuation of each Feeder Fund's investment in its corresponding Master Portfolio is based on the reported net asset value of that Master Portfolio. The Master Portfolios use valuation policies consistent with those described above.

Futures contracts: The Short-Term Income, Short-Intermediate Government, Government Securities, U.S. Government Bond, Intermediate Bond, Bond and Strategic Income Funds may invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to

NATIONS FUNDS
reflect the market value of the contract. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

Options: The Funds may purchase and write call and put options on non-U.S. stock index and interest rate futures contracts. A Fund may use such options on futures contracts in connection with its hedging strategies (and, in the case of Bond Fund, Strategic Income Fund and Intermediate Bond Fund, for the purpose of yield enhancement) in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing and selling the underlying futures.

The Funds may write covered call options and covered put options on securities in which they are permitted to invest from time to time in seeking to attain each Fund's objective. Call options written by a Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price.

The Funds may write only covered options, which means that so long as a Fund is obligated as the writer of a call option, it is required to own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, a Fund is required to maintain in a separate account liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Funds may also write combinations of covered puts and calls on the same underlying security.

The Funds typically receive a premium from writing a put or call option, which would increase the Funds' return in the event the option expires unexercised or is closed out at a profit. The amount of the premium would reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.

A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different put option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Fund.

Foreign currency exchanges: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are exchanged into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are exchanged on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received. The effects of changes in foreign currency exchange rates on securities are not separately identified in the Statements of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

Forward foreign currency transactions: Generally, each Fund may enter into forward currency exchange contracts only under two circumstances: (i) when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock in" the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the investment

NATIONS FUNDS
adviser or sub-adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset.

Forward foreign currency contracts will be used primarily to protect the Funds from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of net assets. In addition, the Funds could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

Interest rate swap contracts: Certain Funds may from time to time enter into interest rate swap contracts. The counterparty to an interest rate swap contract will typically be a bank, investment banking firm or broker-dealer. During the term of the outstanding interest rate swap contract, changes in the underlying value of the interest rate swap are recorded as unrealized gains or losses. Net semi-annual interest payments to be received or paid are accrued daily and recorded in the Statement of operations as an adjustment to interest income.

If there is a default by the counterparty to an interest rate swap contract, a Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that interest rate swap contract counterparties will be able to meet their obligations pursuant to interest rate swap contracts or that, in the event of default, a Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to interest rate swap contracts. The creditworthiness of interest rate swap contract counterparties is closely monitored in order to minimize this risk.

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income is recorded on ex-dividend date. Each Fund's investment income and realized and unrealized gains and losses are allocated among its share classes based upon the relative net assets of each class of shares.

In November 2000, a revised AICPA Audit and Accounting Guide (the "Guide"), Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires all of the Funds to classify gains and losses realized on principal paydowns received on mortgage-backed securities presently included in realized gain/loss, as part of interest income. Adopting this accounting principle did not affect the Funds' net asset value but did change the classification between interest income and realized gain/loss in the Statements of operations. The impact of the adoption of this principle is not material to the financial statements.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Fund enters into such transactions, it instructs its custodian to segregate assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Stripped mortgage-backed securities are derivative multi-class mortgage securities structured so that one class receives most, if not all, of the principal from the underlying mortgage assets, while the other class receives most, if not all, of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in an interest-only security. The fair market value of these securities is unusually volatile in response to changes in interest rates.

The Feeder Funds record their share of the investment income and realized and unrealized gains and losses

NATIONS FUNDS
reported by the Master Portfolios on a daily basis. The investment income and realized and unrealized gains and losses are allocated daily to investors in the Master Portfolios based upon the relative value of their investments in the Master Portfolios.

Dividends and distributions to shareholders: It is the policy of each Fund (except Intermediate Bond and High Yield Bond) to declare dividends from net investment income daily and to pay such dividends monthly. Intermediate Bond and High Yield Bond Funds declare and pay dividends monthly. Each Fund will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions on a Fund level are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Certain reclassifications are made to each Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. These reclassifications are due to different book and tax accounting for paydowns, foreign exchange transactions and use of the tax accounting practice known as equalization.

Reclassification for the period ended March 31, 2001 were as follows:

                                             INCREASE/
                                            (DECREASE)      INCREASE/
                              INCREASE/    UNDISTRIBUTED    (DECREASE)
                              (DECREASE)        NET        ACCUMULATED
                               PAID-IN      INVESTMENT     NET REALIZED
                               CAPITAL        INCOME       GAIN/(LOSS)
                                (000)          (000)          (000)
                              -----------------------------------------
Short-Term Income...........     $ (1)           --           $   1
Short-Intermediate
  Government................       (3)           --               3
Government Securities.......       --          $ (1)              1
Intermediate Bond...........       --            --*             --*
Bond........................       (2)           --*              2
Strategic Income............       --           507            (507)
High Yield Bond.............      (76)          121             (45)

* Amount represents less than $500.

Federal income tax: Each Fund intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

Expenses: General expenses of the Trust, the Company, Reserves and Funds Trust are allocated to the Funds based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund or class of shares are charged to such Fund or class. The Feeder Funds record their share of the expenses reported by the Master Portfolios on a daily basis. The expenses are allocated daily to investors in the Master Portfolios based upon the relative value of the Feeder Funds' investments in the Master Portfolios.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS
Each of the Trust and the Company has entered into an investment advisory agreement (the "Investment Advisory Agreements") with BAAI, a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BAAI provides investment advisory services to the Funds. Under the terms of the Investment Advisory Agreements, BAAI is entitled to receive an advisory fee, calculated daily and payable monthly, based on the following annual rates multiplied by the average daily net assets of each Fund:

                                                 ANNUAL
                                                  RATE
                                                 ------
Short-Term Income, Short-Intermediate
  Government...................................   0.30%
Bond...........................................   0.40%
U.S. Government Bond, Strategic Income.........   0.50%

                                          FEES ON
                                         NET ASSETS    FEES ON
                             FEES ON      BETWEEN     NET ASSETS
                            NET ASSETS    $200 AND    EXCEEDING
                            UP TO $200      $250         $250
                             MILLION      MILLION      MILLION
                            ------------------------------------
Government Securities.....     0.50%        0.45%        0.40%

The Feeder Funds indirectly pay for investment advisory services through their investments in their corresponding Master Portfolios (see Note 2 of Notes to financial statements of the Master Portfolios).

Each of the Trust and the Company has entered into a sub-advisory agreement with BAAI and Banc of America Capital Management, Inc. ("BACAP"), a wholly-owned subsidiary of Bank of America, pursuant to which BACAP is entitled to receive a sub-advisory fee from BAAI at the maximum annual rate of 0.15% of each Fund's average daily net assets.

The Feeder Funds indirectly pay for sub-advisory services through their investments in their corresponding Master Portfolios (See Note 2 of Notes to financial statements of the Master Portfolios).

NATIONS FUNDS

Stephens Inc. ("Stephens") and BAAI serve as co-administrators of the Trust, the Company, Reserves and Funds Trust. Under the co-administration agreements, Stephens and BAAI are currently entitled to receive a combined fee, computed daily and paid monthly, at the maximum annual rate of 0.22% of the average daily net assets of all Funds except for Intermediate Bond Fund, which pays a monthly fee at the maximum annual rate of 0.17% of its average daily net assets and High Yield Bond Fund, which pays a monthly fee at the maximum annual rate of 0.18% of its average daily net assets. The Bank of New York ("BNY") serves as sub-administrator of the Trust, the Company, Reserves and Funds Trust pursuant to agreements with BAAI. For the year ended March 31, 2001, Stephens and BAAI earned 0.07% and 0.11%, respectively, of the Funds' average daily net assets for their co-administration services.

BAAI and/or the sub-advisers and Stephens may, from time to time, reduce their fees payable by each Fund. During the year ended March 31, 2001 and until July 31, 2001, BAAI has agreed to waive its advisory fees for the Funds set forth below (as a percentage of the Funds' net assets):


Short-Term Income...............................  0.10%
Government Securities...........................  0.10%*
U.S. Government Bond............................  0.10%
Strategic Income................................  0.10%

---------------
* This percentage could slightly fluctuate, as a result of the Government Securities tiered advisory fee.

Effective December 1, 2000, BAAI and/or the sub-advisers and Stephens will waive additional advisory fees as necessary for U.S. Government Bond Fund so that, on a daily basis, the net fund level expense ratio will not exceed the annual rate maintained for the Government Securities Fund.

In addition, during the year ended March 31, 2001 and until July 31, 2001, BAAI and/or the sub-advisers and Stephens have agreed to reimburse expenses and/or waive their fees to the extent that total expenses (excluding shareholder servicing and distribution fees), as a percentage of the respective Fund's average daily net assets, exceed the following annual rates:

                                                 ANNUAL
FUND                                              RATE
-------------------------------------------------------
Intermediate Bond Fund.........................   0.81%
High Yield Bond Fund...........................   0.93%

Effective December 1, 2000, Stephens and BAAI have agreed to voluntarily waive their co-administration fee for Government Securities Fund by 0.05% of the Fund's average daily net assets. Prior to December 1, 2000, there was no co-administration waiver for Government Securities Fund.

BNY serves as the custodian of the Trust's, the Company's, Reserves' and Funds Trust's assets. For the year ended March 31, 2001, expenses of the Funds were reduced by $39,273 under expense offset arrangements with BNY. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

PFPC Inc. ("PFPC") serves as the transfer agent for the Funds' shares. Bank of America serves as the sub-transfer agent for the Primary A and Primary B Shares of the Funds. For the year ended March 31, 2001, Bank of America earned approximately $31,568 for providing such services.

Stephens also serves as distributor of the Funds' shares. For the year ended March 31, 2001, the Funds were informed that the distributor received $194,397 in front-end sales charges for sales of Investor A Shares and $251,891 in contingent deferred sales charges from redemption of shares which were subject to such charges. A substantial portion of these fees is paid to affiliates of Bank of America.

No officer, director or employee of Bank of America, BAAI or BACAP, or any affiliate thereof, receives any compensation from the Trust, the Company, Reserves and Funds Trust for serving as Trustee/Director or Officer of the Trust, the Company, Reserves and Funds Trust.

The Trust's, the Company's, Reserves' and Funds Trust's eligible Trustees/Directors may participate in non-qualified deferred compensation and retirement plans which may be terminated at any time. All benefits provided under these plans are unfunded and any payments to plan participants are paid solely out of the Funds' assets. Income earned on each plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Nations Treasury Fund, a portfolio of the Company. The expense for the deferred compensation and retirement plans is included in "Trustees'/Directors' fees and expenses" in the Statements of operations.

Certain Funds have made daily investments of cash balances in the Nations Cash Reserves, a portfolio of Reserves, pursuant to an exemptive order received from

NATIONS FUNDS
the Securities and Exchange Commission. For the year ended March 31, 2001, the Funds earned $8,976,706 in the aggregate from such investments, which is included in interest income.

A significant portion of each Fund's Primary A Shares represents investments by fiduciary accounts over which Bank of America has either sole or joint investment discretion.

3.  SHAREHOLDER SERVICING AND DISTRIBUTION PLANS

The Trust, the Company, Reserves and Funds Trust each has adopted shareholder servicing plans and distribution plans for the Investor B and Investor C Shares of each Fund and a combined distribution and shareholder servicing plan for the Investor A Shares of each Fund. In addition, the Trust has adopted a shareholder administration plan for Primary B Shares of Short-Intermediate Government Fund and Reserves has adopted a shareholder servicing plan for Seafirst Shares (Seafirst Shares converted into Investor A Shares on June 23, 2000) of the Intermediate Bond Fund. The shareholder servicing plans permit the Funds to compensate or reimburse servicing agents for shareholder services provided by the servicing agents. The administration plan permits the Short-Intermediate Government Fund to compensate institutions for shareholder administration services provided to their customers that own Primary B Shares. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Funds to compensate or reimburse the distributor (and for Investor A Shares, the distributor and/or selling agents) for activities or expenses primarily intended to result in the sale of the applicable classes' shares. Payments are made at an annual rate, as a percentage of average daily net assets, set from time to time by the Board of Trustees/Directors, and are charged as expenses of each Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of Bank of America and BAAI.

During the year ended March 31, 2001 and until July 31, 2001, the annual rates in effect and plan limits, as a percentage of average daily net assets, were and will be as follows:

                                  CURRENT RATE
                                   (AFTER FEE       PLAN
                                    WAIVERS)        LIMIT
                                  -----------------------
PRIMARY B SHAREHOLDER
  ADMINISTRATION PLAN:
  Short-Intermediate
    Government..................      0.50%         0.60%
INVESTOR A COMBINED DISTRIBUTION
  AND SHAREHOLDER SERVICING
  PLAN..........................     0.25*          0.25
INVESTOR B AND INVESTOR C
  SHAREHOLDER SERVICING PLANS...      0.25          0.25
INVESTOR B AND INVESTOR C
  DISTRIBUTION PLANS............      0.75          0.75
SEAFIRST SHAREHOLDER SERVICING
  PLAN**........................       N/A          0.25

---------------

 * Prior to August 1, 2000 the rate was 0.20% for Short-Intermediate Government Fund. In addition, a separate shareholder servicing plan has been adopted for Investor A Shares of Short-Term Income Fund.

** Seafirst Shares converted into Investor A Shares on June 23, 2000.

4.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the year ended March 31, 2001 were as follows:

                                PURCHASES      SALES
                                  (000)        (000)
                                ----------------------
Short-Term Income.............  $  174,186    $101,727
Short-Intermediate
  Government..................      46,383      14,163
Government Securities.........      40,738      22,598
U.S. Government Bond..........      25,268      14,570
Bond..........................   1,480,164     931,215
Strategic Income..............     267,051     214,802

The aggregate cost of purchases and proceeds from sales of long-term U.S. government securities for the year ended March 31, 2001 were as follows:

                              PURCHASES       SALES
                                (000)         (000)
                              ------------------------
Short-Term Income...........  $   52,971    $   55,833
Short-Intermediate
  Government................     690,630       563,791
Government Securities.......     451,771       386,190
U.S. Government Bond........     201,392       196,667
Bond........................   1,950,962     1,720,007
Strategic Income............     360,402       337,410

NATIONS FUNDS

5.  FUTURES CONTRACTS

At March 31, 2001, the following Funds had futures contracts open:

                                                                                                                 UNREALIZED
                                                                         VALUE OF CONTRACT   MARKET VALUE OF   APPRECIATION/
                                                             NUMBER OF      WHEN OPENED         CONTRACTS      (DEPRECIATION)
DESCRIPTION                                                  CONTRACTS         (000)              (000)            (000)
-----------------------------------------------------------------------------------------------------------------------------
SHORT-INTERMEDIATE GOVERNMENT FUND:
U.S. 10 year Treasury Note Futures (long position) expiring
  June 2001(a).............................................
                                                                 360         $  37,578          $  38,233         $   655
U.S. Treasury Note Futures (short position) expiring June
  2001(a)..................................................
                                                                (150)          (15,453)           (15,628)           (175)
                                                                                                                  -------
         Total net unrealized appreciation.................                                                       $   480
                                                                                                                  =======
BOND FUND:
U.S. 2 year Treasury Note Futures (long position) expiring
  June 2001(a).............................................
                                                                 610           124,778            125,650             872
U.S. Treasury Note Futures (long position) expiring June
  2001(a)..................................................
                                                                 975           100,413            101,583           1,170
U.S. 5 year Treasury Note Futures (short position) expiring
  June 2001(a).............................................
                                                                (200)          (20,796)           (21,103)           (307)
U.S. 10 year Treasury Note Futures (short position)
  expiring June 2001(a)....................................
                                                              (1,900)         (198,464)          (201,786)         (3,322)
                                                                                                                  -------
         Total net unrealized depreciation.................                                                       $(1,587)
                                                                                                                  =======
STRATEGIC INCOME FUND:
Canada 10 year Bond Futures (long position) expiring June
  2001(a)..................................................
                                                                  40             2,654              2,637             (17)
Euro Bond Futures (long position) expiring June 2001(a)....
                                                                  22             2,080              2,080              --
Euro Bond Futures (long position) expiring June 2001(a)....
                                                                  35             3,352              3,390              38
Japan 10 year Treasury Futures (long position) expiring
  June 2001(a).............................................
                                                                   8             8,903              8,874             (29)
                                                                                                                  -------
         Total net unrealized appreciation.................                                                       $    (8)
                                                                                                                  =======

---------------
(a) Securities have been segregated as collateral for the Short-Intermediate Government, Bond and Strategic Income Funds for open futures contracts.

6.  WRITTEN OPTIONS

Written options for the Bond Fund for the year ended March 31, 2001 aggregated the following:

                                                              NUMBER OF   PREMIUM
SUMMARY OF WRITTEN OPTIONS                                    CONTRACTS    (000)
---------------------------------------------------------------------------------
Outstanding at
  March 31, 2000............................................
                                                                  0        $   0
  Contracts opened..........................................
                                                                  2         (143)
  Contracts closed..........................................
                                                                  0            0
                                                                  --       -----
Outstanding at
  March 31, 2001............................................
                                                                  2        $(143)
                                                                  ==       =====

NATIONS FUNDS

7.  FORWARD FOREIGN CURRENCY CONTRACTS

At March 31, 2001, the following Fund had forward foreign currency contracts outstanding:

                                                                                     VALUE OF
                                                                    VALUE OF         CONTRACT                      UNREALIZED
                                                                    CONTRACT           WHEN       MARKET VALUE   APPRECIATION/
                                                                  WHEN OPENED         OPENED      OF CONTRACT    (DEPRECIATION)
                                                    LOCAL       (LOCAL CURRENCY)   (US DOLLARS)   (US DOLLARS)    (US DOLLARS)
DESCRIPTION                                        CURRENCY          (000)            (000)          (000)           (000)
-------------------------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME:
CONTRACTS TO BUY:
Expiring June 13, 2001.........................
                                                 Australian
                                                 Dollar                2,000         $ 1,022        $   977         $   (45)
Expiring April 03, 2001........................
                                                 Euro                    775             683            685               2
Expiring April 20, 2001........................
                                                 Euro                    512             478            453             (25)
Expiring May 10, 2001..........................
                                                 Euro                  1,000             934            884             (50)
Expiring May 10, 2001..........................
                                                 Euro                  1,000             910            884             (26)
Expiring May 16, 2001..........................
                                                 Euro                  1,152           1,009          1,018               9
Expiring May 17, 2001..........................
                                                 Euro                  2,043           1,873          1,807             (66)
Expiring May 22, 2001..........................
                                                 Euro                  1,000             905            884             (21)
Expiring June 04, 2001.........................
                                                 Euro                  1,000             902            885             (17)
Expiring June 28, 2001.........................
                                                 Euro                  1,100             994            973             (21)
Expiring April 24, 2001........................
                                                 Japanese Yen        113,838           1,000            912             (88)
Expiring May 16, 2001..........................
                                                 Japanese Yen        171,720           1,500          1,379            (121)
Expiring May 17, 2001..........................
                                                 Japanese Yen        125,927           1,104          1,012             (92)
Expiring May 17, 2001..........................
                                                 Japanese Yen        171,570           1,500          1,378            (122)
Expiring May 17, 2001..........................
                                                 Japanese Yen        117,390           1,000            943             (57)
Expiring May 22, 2001..........................
                                                 Japanese Yen        108,870             925            875             (50)
Expiring June 20, 2001.........................
                                                 Japanese Yen        120,508             998            972             (26)
Expiring June 25, 2001.........................
                                                 Japanese Yen        121,933           1,010            984             (26)
Expiring April 21, 2001........................
                                                 Polish Zloty             13               3              3              --
Expiring April 23, 2001........................
                                                 Polish Zloty          4,178           1,000          1,013              13
Expiring April 23, 2001........................
                                                 Polish Zloty          4,571           1,100          1,109               9
Expiring April 17, 2001........................
                                                 Singapore
                                                 Dollar               11,760           6,835          6,520            (315)
Expiring May 10, 2001..........................
                                                 Swiss Franc             653             398            379             (19)
                                                                                                                    -------
  Net unrealized depreciation..................                                                                     $(1,154)
CONTRACTS TO SELL:
Expiring May 01, 2001..........................
                                                 Australian
                                                 Dollar                 (740)           (370)          (362)              8
Expiring April 27, 2001........................
                                                 Canadian
                                                 Dollar               (2,639)         (1,680)        (1,676)              4
Expiring April 10, 2001........................
                                                 Euro                 (1,849)         (1,751)        (1,635)            116
Expiring April 20, 2001........................
                                                 Euro                 (1,600)         (1,493)        (1,415)             78
Expiring May 01, 2001..........................
                                                 Euro                 (1,097)           (975)          (970)              5
Expiring May 03, 2001..........................
                                                 Euro                   (525)           (487)          (464)             23
Expiring May 10, 2001..........................
                                                 Euro                 (1,000)           (398)          (884)           (486)
Expiring May 17, 2001..........................
                                                 Euro                 (1,152)         (1,104)        (1,018)             86
Expiring May 17, 2001..........................
                                                 Euro                 (2,043)         (1,881)        (1,807)             74
Expiring May 22, 2001..........................
                                                 Euro                 (1,000)           (925)          (884)             41

NATIONS FUNDS

                                                                                     VALUE OF
                                                                    VALUE OF         CONTRACT                      UNREALIZED
                                                                    CONTRACT           WHEN       MARKET VALUE   APPRECIATION/
                                                                  WHEN OPENED         OPENED      OF CONTRACT    (DEPRECIATION)
                                                    LOCAL       (LOCAL CURRENCY)   (US DOLLARS)   (US DOLLARS)    (US DOLLARS)
DESCRIPTION                                        CURRENCY          (000)            (000)          (000)           (000)
-------------------------------------------------------------------------------------------------------------------------------
Expiring June 14, 2001.........................
                                                 Euro                   (262)        $  (245)       $  (232)        $    13
Expiring June 21, 2001.........................
                                                 Euro                 (2,000)         (1,792)        (1,769)             23
Expiring June 27, 2001.........................
                                                 Euro                 (1,800)         (1,656)        (1,592)             64
Expiring July 03, 2001.........................
                                                 Euro                   (800)           (706)          (708)             (2)
Expiring July 25, 2001.........................
                                                 Euro                 (1,876)         (1,758)        (1,660)             98
Expiring June 30, 2001.........................
                                                 Hong Kong
                                                 Dollar               (4,364)           (560)          (560)             --
Expiring April 11, 2001........................
                                                 Japanese Yen       (212,334)         (1,850)        (1,697)            153
Expiring April 24, 2001........................
                                                 Japanese Yen       (115,845)         (1,000)          (928)             72
Expiring May 16, 2001..........................
                                                 Japanese Yen       (262,413)         (2,500)        (2,108)            392
Expiring May 16, 2001..........................
                                                 Japanese Yen       (108,798)         (1,010)          (874)            136
Expiring May 16, 2001..........................
                                                 Japanese Yen       (171,720)         (1,500)        (1,379)            121
Expiring May 17, 2001..........................
                                                 Japanese Yen        (17,129)           (150)          (138)             12
Expiring May 17, 2001..........................
                                                 Japanese Yen        (26,548)           (225)          (213)             12
Expiring May 22, 2001..........................
                                                 Japanese Yen       (103,620)           (905)          (833)             72
Expiring May 22, 2001..........................
                                                 Japanese Yen         (5,250)            (45)           (42)              3
Expiring May 23, 2001..........................
                                                 Japanese Yen       (855,000)         (7,498)        (6,873)            625
Expiring June 04, 2001.........................
                                                 Japanese Yen        (98,930)           (902)          (797)            105
Expiring June 13, 2001.........................
                                                 Japanese Yen       (120,990)         (1,022)          (975)             47
Expiring June 20, 2001.........................
                                                 Japanese Yen       (120,508)         (1,000)          (972)             28
Expiring June 25, 2001.........................
                                                 Japanese Yen       (121,933)         (1,000)          (984)             16
Expiring June 25, 2001.........................
                                                 Japanese Yen        (60,603)           (500)          (489)             11
Expiring April 23, 2001........................
                                                 Polish Zloty         (4,191)         (1,000)        (1,017)            (17)
Expiring April 23, 2001........................
                                                 Polish Zloty         (4,572)         (1,100)        (1,109)             (9)
Expiring April 17, 2001........................
                                                 Singapore
                                                 Dollar              (11,760)         (6,835)        (6,520)            315
Expiring April 17, 2001........................
                                                 Singapore
                                                 Dollar              (11,760)         (6,835)        (6,520)            315
Expiring May 03, 2001..........................
                                                 Singapore
                                                 Dollar               (3,782)         (2,184)        (2,099)             85
Expiring May 15, 2001..........................
                                                 South
                                                 African Rand         (8,398)         (1,041)        (1,041)             --
Expiring May 10, 2001..........................
                                                 Swiss Franc            (653)           (934)          (379)            555
Expiring May 10, 2001..........................
                                                 Swiss Franc          (1,532)           (910)          (889)             21
                                                                                                                    -------
  Net unrealized appreciation..................                                                                     $ 3,215
                                                                                                                    -------
  Total net unrealized appreciation............                                                                     $ 2,061
                                                                                                                    =======

NATIONS FUNDS

8.  INTEREST RATE SWAP CONTRACTS

At March 31, 2001, the following Fund had interest rate swap contracts outstanding:

                                                                         FIXED RATE   FLOATING RATE
                                                              NOTIONAL    PAYMENTS       PAYMENTS       UNREALIZED
                                                               AMOUNT     MADE BY      RECEIVED BY     APPRECIATION
DESCRIPTION                                                    (000)      THE FUND       THE FUND         (000)
-------------------------------------------------------------------------------------------------------------------
BOND FUND:
Contract with Morgan Stanley
  Capital Services, Inc., effective March 2, 2001, expiring
  November 15, 2030(a)......................................
                                                              $26,300      6.133%      3-month LIBOR       $421

---------------
(a) Fair valued

9.  SHARES OF BENEFICIAL INTEREST/CAPITAL STOCK

As of March 31, 2001, an unlimited number of shares of beneficial interest without par value were authorized for each of the Trust, Reserves and Funds Trust and 330,000,000,000 shares of $.001 par value capital stock were authorized for the Company. The Trust's, Reserves' and Funds Trust's Declarations of Trust and the Company's Articles of Incorporation authorize the Boards of Trustees/Directors to classify or reclassify any authorized but unissued shares into one or more additional classes or series of shares. See Schedules of capital stock activity.

10.  LINES OF CREDIT

The Trust, the Company, Reserves and Funds Trust each participate with other Nations Funds in an uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. Each participating Fund maintains a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to
1. For the year ended March 31, 2001, there were no borrowings by the Funds under the Agreement.

The Trust, the Company, Reserves and Funds Trust also participated with other Nations Funds in a committed line of credit provided by BNY that was terminated on December 7, 2000. Interest on borrowings under the committed line was payable at a specified Federal Funds rate plus 0.50% on an annualized basis. A facility fee of 0.09% per annum of the total amounts available under the line of credit was charged, of which each Fund paid its pro rata share. This fee was paid quarterly in arrears. Each participating Fund was required to maintain an asset coverage ratio of at least 300% under the terms of the arrangement. For the period ended December 7, 2000, there were no borrowings by the Funds under the committed line of credit.

11.  SECURITIES LENDING

Under an agreement with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned. The cash collateral received is invested in Nations Cash Reserves. A portion of the income generated by the investment of the collateral, net of any rebates paid by BNY to borrowers, is remitted to BNY as lending agent, and the remainder is paid to the Fund. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral.

At March 31, 2001, the following Funds had securities on loan:

                               MARKET VALUE OF     MARKET VALUE
                              LOANED SECURITIES    OF COLLATERAL
FUND                                (000)              (000)
----------------------------------------------------------------
Short-Term Income...........       $13,189            $17,951
Short-Intermediate
  Government................         1,140              1,175
Government Securities.......         1,883              1,945
U.S. Government Bond........         7,175              7,441
Bond........................        72,302             77,198
Strategic Income............        13,590             14,412

NATIONS FUNDS

12.  CAPITAL LOSS CARRYFORWARD

At March 31, 2001, the following Funds had available for federal income tax purposes the following unused capital losses expiring March 31:

                                      2002     2003     2005     2007     2008      2009
FUND                                 (000)    (000)    (000)    (000)     (000)    (000)
-----------------------------------------------------------------------------------------
Short-Term Income..................  $4,900   $  651   $  122   $   --   $ 2,435   $3,076
Short-Intermediate Government......      --       --    5,377       --    13,389       --
Government Securities..............   5,585    5,914    2,303       86     9,296       --
U.S. Government Bond...............      --       --       --       --     2,809    1,363
Intermediate Bond..................      --       --       --    1,126       504       52
Bond...............................      --       --       --       --    10,756    9,545
Strategic Income...................     849       --       --       --    11,355    3,544
High Yield Bond....................      --       --       --       --        --       41

The capital loss carryforward for the Government Securities Fund is subject to certain limitations.

At March 31, 2001, the following Portfolios utilized capital losses during the period as follows:

                                                                  CAPITAL
                                                              LOSSES UTILIZED
PORTFOLIO                                                          (000)
-----------------------------------------------------------------------------
Short-Intermediate Government...............................      $2,537
Government Securities.......................................       1,553

Under the current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended March 31, 2001, the following Funds elected to defer losses occurring between November 1, 2000 and March 31, 2001 under these rules:

                                                               POST-OCTOBER
                                                              CAPITAL LOSSES
                                                                 DEFERRED
FUND                                                               (000)
-----------------------------------------------------------------------------
Short-Term Income...........................................      $   639
Short-Intermediate Government...............................           --
Government Securities.......................................           --
U.S. Government Bond........................................           --
Intermediate Bond...........................................          283
Bond........................................................       10,515
Strategic Income............................................        3,407
High Yield Bond.............................................            2

NATIONS FUNDS

13.  REORGANIZATIONS

ACQUISITION OF PACIFIC HORIZON FUNDS

On May 14, 1999, certain Funds, as listed below, (each an "Acquiring Fund"), acquired the assets and assumed the liabilities of the Pacific Horizon Funds, also listed below (each an "Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in the Schedules of capital stock activity. Net assets and unrealized appreciation/(depreciation) as of the reorganization date were as follows:

                                                                                                            ACQUIRED FUND
                                                                                   TOTAL NET ASSETS          UNREALIZED
                                            TOTAL NET ASSETS   TOTAL NET ASSETS    OF ACQUIRING FUND        APPRECIATION
                                            OF ACQUIRED FUND   OF ACQUIRING FUND   AFTER ACQUISITION       (DEPRECIATION)
ACQUIRING FUND         ACQUIRED FUND             (000)               (000)               (000)                  (000)
------------------------------------------------------------------------------------------------------------------------------
Short-            Pacific Horizon
Intermediate      Short-Term Government
Government        Fund                          $19,247            $625,358            $644,605                 $  1
Government        Pacific Horizon U.S.
Securities        Government Fund                60,009             168,447             228,456                 (273)
Diversified       Pacific Horizon
Income            Flexible Income Fund           36,136             228,362             264,498                 (213)

On May 21, 1999, the Intermediate Bond Fund, a newly established portfolio, acquired the assets and assumed the liabilities of the Pacific Horizon Intermediate Bond Fund pursuant to a plan of reorganization approved by its shareholders. The acquisition was accomplished by a tax-free exchange of shares of the Intermediate Bond Fund in an amount equal to the value of the outstanding shares of the Pacific Horizon Intermediate Bond Fund. The financial statements of the Intermediate Bond Fund reflect the historical financial results of the Pacific Horizon Intermediate Bond Fund prior to the reorganization.

  PACIFIC HORIZON FUND SHARE CLASS   CORRESPONDING RESERVES SHARE CLASS
  ---------------------------------------------------------------------
  Intermediate Bond                  Nations Intermediate Bond
    A Shares                           Investor A Shares
    K Shares                           Investor C Shares
    SRF Shares                         Seafirst Shares

CONVERSION OF COMMON TRUST FUNDS

On June 16, 2000, certain Funds, as listed below (each an "Acquiring Fund"), acquired the assets of certain common trust funds, managed by Bank of America, also listed below (each an "Acquired Fund"), in a tax-free exchange for shares of the Acquiring Fund. The number and value of shares issued by the Acquiring Fund are presented in the

NATIONS FUNDS

Schedules of capital stock activity. Net assets and unrealized appreciation/(depreciation) as of the conversion date were as follows:

                                                                                                         ACQUIRED FUND
                                                                                TOTAL NET ASSETS          UNREALIZED
                                         TOTAL NET ASSETS   TOTAL NET ASSETS    OF ACQUIRING FUND        APPRECIATION/
                                         OF ACQUIRED FUND   OF ACQUIRING FUND   AFTER CONVERSION        (DEPRECIATION)
ACQUIRING FUND       ACQUIRED FUND            (000)               (000)               (000)                  (000)
---------------------------------------------------------------------------------------------------------------------------
Short-            Boatmen's Trust
Intermediate      Company Intermediate
Government        Government Fund            $ 21,135          $  537,543          $  558,678               $   135
Short-            Bank IV Kansas U.S.
Intermediate      Treasury Fund                19,124             537,543             556,667                    21
Government
Government        Boatmen's Trust
Securities        Company Taxable Bond
                  Fund                         45,638             188,006             233,644                  (951)
Bond              Boatmen's Trust
                  Company Intermediate
                  Taxable Bond Fund           116,422           1,868,792           1,985,214                  (818)
Bond              Bank IV Kansas
                  Intermediate Bond
                  Fund                         76,191           1,868,792           1,944,983                  (923)
Bond              BCA High Grade
                  Income Bond Fund            219,513           1,868,792           2,088,305                (2,009)

14.  SUBSEQUENT EVENT

On August 23, 2000, the Board of Directors of the Company approved an Agreement and Plan of Reorganization (the "Reorganization") pursuant to which Government Securities Fund's successor will acquire all of the assets of U.S. Government Bond Fund in exchange for shares of equal value of Government Securities Fund's successor. Additionally, the Board of Directors of the Company and the Board of Trustees of Funds Trust approved the Reorganization of the Government Securities Fund into a newly established successor fund in Funds Trust. The Reorganization was approved by shareholders, and it is anticipated that the Reorganization will take place on or about June 8, 2001.

On April 5, 2001, BAAI and BACAP reorganized into successor entities named Banc of America Advisors, LLC and Banc of America Capital Management, LLC, respectively. The successor entities are organized as limited liability companies under the laws of the State of North Carolina.

NATIONS FUNDS
  REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS, DIRECTORS AND TRUSTEES OF NATIONS FUNDS

In our opinion, the accompanying statements of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations Short-Term Income Fund, Nations Short-Intermediate Government Fund, Nations Government Securities Fund, Nations U.S. Government Bond Fund, Nations Intermediate Bond Fund, Nations Bond Fund (formerly Nations Investment Grade Bond Fund), Nations Strategic Income Fund and Nations High Yield Bond Fund, (portfolios of Nations Fund Trust, Nations Fund, Inc., Nations Reserves, or Nations Funds Trust, hereafter collectively referred to as the "Funds") at March 31, 2001, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
May 16, 2001

NATIONS MASTER INVESTMENT TRUST
Nations Intermediate Bond Master Portfolio and
Nations High Yield Bond Master Portfolio Annual Report
                                                               MARCH 31, 2001

The following pages should be read in conjunction with Nations Intermediate Bond and Nations High Yield Bond Funds' Annual Report.

NATIONS MASTER INVESTMENT TRUST
Nations Intermediate Bond Master Portfolio
  STATEMENT OF NET ASSETS                                      MARCH 31, 2001

PRINCIPAL
 AMOUNT                                                                  VALUE
  (000)                                                                  (000)
--------------------------------------------------------------------------------
            ASSET-BACKED SECURITIES -- 2.5%
            ASSET-BACKED -- AUTO LOANS -- 1.5%
 $ 2,000    Daimler-Benz Vehicle Trust, Series 1998-A, Class A4,
              5.220% 12/22/03##......................................   $  2,009
                                                                        --------
            ASSET-BACKED -- CREDIT CARD RECEIVABLES -- 1.0%
   1,340    First Chicago Master Trust II, Series 1995-0, Class A,
              5.394%** 02/15/04##....................................      1,342
                                                                        --------
            TOTAL ASSET-BACKED SECURITIES
              (Cost $3,348)..........................................      3,351
                                                                        --------
            CORPORATE BONDS AND NOTES -- 41.7%
            AEROSPACE AND DEFENSE -- 0.5%
     700    Raytheon Company,
              7.900% 03/01/03........................................        718
                                                                        --------
            AIRLINES -- 0.9%
     110    Air Canada,
              10.250% 03/15/11@......................................        107
   1,000    US Airways, Inc., Series 2000-2G
              8.020% 02/05/19........................................      1,089
                                                                        --------
                                                                           1,196
                                                                        --------
            AUTOMOTIVE -- 3.8%
   1,600    Delphi Automotive Systems Corporation,
              6.125% 05/01/04........................................      1,595
   1,500    Ford Motor Credit Company,
              7.600% 08/01/05........................................      1,585
   1,400    General Motors Acceptance Corporation,
              6.150% 04/05/07##......................................      1,365
     650    Toyota Motor Credit Corporation,
              5.625% 11/13/03........................................        654
     135    Universal Compression Inc.,
              9.276%*** 02/15/08.....................................        117
                                                                        --------
                                                                           5,316
                                                                        --------
            BROADCASTING AND CABLE -- 3.2%
   1,300    A.H. Belo Corporation,
              6.875% 06/01/02........................................      1,311
     700    British Sky Broadcasting Group plc,
              6.875% 02/23/09........................................        652
     600    Clear Channel Communications, Inc.,
              7.250% 09/15/03........................................        620
     600    Comcast Cable Communications,
              6.750% 01/30/11........................................        601
     650    Cox Radio, Inc.,
              6.625% 02/15/06........................................        657
     260    Insight Communications Company, Inc.,
              12.530%*** 02/15/11@...................................        142

PRINCIPAL
 AMOUNT                                                                  VALUE
  (000)                                                                  (000)
--------------------------------------------------------------------------------
            BROADCASTING AND CABLE -- (CONTINUED)
 $   135    Jones International Networks, Ltd.,
              11.750% 07/01/05.......................................   $    124
     280    Spanish Broadcasting Systems, Inc.,
              9.625% 11/01/09........................................        251
                                                                        --------
                                                                           4,358
                                                                        --------
            BUILDING MATERIALS -- 0.2%
     120    Hercules Inc.,
              11.125% 11/15/07@##....................................        121
     110    Nortek, Inc.,
              9.875% 03/01/04(a).....................................        107
                                                                        --------
                                                                             228
                                                                        --------
            CHEMICALS -- BASIC -- 0.1%
     135    IMC Global Inc.,
              7.400% 11/01/02........................................        132
                                                                        --------
            CHEMICALS -- SPECIALTY -- 1.2%
   1,600    Praxair, Inc.,
              6.750% 03/01/03........................................      1,638
                                                                        --------
            COMMERCIAL BANKING -- 2.3%
     900    Citigroup Inc.,
              6.750% 12/01/05........................................        937
     600    First Union Corporation,
              7.550% 08/18/05........................................        636
   1,600    J.P. Morgan Chase & Company,
              5.750% 04/15/04........................................      1,615
                                                                        --------
                                                                           3,188
                                                                        --------
            COMMERCIAL SERVICES -- 0.5%
     140    Allied Waste North America, Inc.,
              8.875% 04/01/08@.......................................        144
     650    Panamerican Beverages,
              7.250% 07/01/09........................................        592
                                                                        --------
                                                                             736
                                                                        --------
            COMPUTER SERVICES -- 0.6%
     999    Comdisco, Inc.,
              9.500% 08/15/03(a).....................................        819
                                                                        --------
            COMPUTERS AND OFFICE EQUIPMENT -- 0.8%
   1,000    Compaq Computer Corporation,
              7.450% 08/01/02........................................      1,011
     135    Seagate Technology International,
              12.500% 11/15/07@......................................        134
                                                                        --------
                                                                           1,145
                                                                        --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST
Nations Intermediate Bond Master Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2001

PRINCIPAL
 AMOUNT                                                                  VALUE
  (000)                                                                  (000)
--------------------------------------------------------------------------------
            CONGLOMERATES -- 1.4%
 $ 1,200    Waste Management, Inc.,
              6.125% 07/15/01........................................   $  1,198
     750    Waste Management, Inc.,
              7.375% 08/01/10........................................        755
                                                                        --------
                                                                           1,953
                                                                        --------
            CONSUMER SERVICES -- 0.3%
     400    The Dow Chemical Company,
              6.125% 02/01/11........................................        396
                                                                        --------
            DIVERSIFIED ELECTRONICS -- 0.4%
     580    Arrow Electronics, Inc.,
              7.286%** 10/05/01@.....................................        580
                                                                        --------
            DIVERSIFIED MANUFACTURING -- 1.3%
      80    Doane Pet Care Company,
              9.750% 05/15/07........................................         64
     180    Scotts Company,
              8.625% 01/15/09........................................        182
   1,600    Tyco International Group SA,
              6.375% 06/15/05........................................      1,619
                                                                        --------
                                                                           1,865
                                                                        --------
            ELECTRIC POWER -- NON NUCLEAR -- 1.3%
     245    AES Corporation,
              8.750% 12/15/02........................................        249
     115    AES Corporation,
              8.875% 02/15/11........................................        118
   1,400    Consumers Energy Company,
              6.200% 05/01/03........................................      1,396
                                                                        --------
                                                                           1,763
                                                                        --------
            ENERGY -- MISCELLANEOUS -- 0.8%
     140    Calpine Corporation,
              8.500% 02/15/11........................................        143
     575    Nisource Finance Corporation,
              7.500% 11/15/03@.......................................        598
     325    Progress Energy, Inc.,
              7.100% 03/01/11........................................        335
                                                                        --------
                                                                           1,076
                                                                        --------
            FINANCE -- MISCELLANEOUS -- 5.8%
   1,200    Capital One Bank,
              8.250% 06/15/05........................................      1,230
     214    Case Credit Corporation,
              6.125% 02/15/03........................................        172
     650    CIT Group Inc.,
              6.500% 02/07/06........................................        661
     355    Crown Cork & Seal Financial plc,
              6.750% 12/15/03........................................        234
     675    DaimlerChrysler N.A. Holdings,
              6.900% 09/01/04........................................        682
     815    General Electric Capital Corporation,
              6.800% 11/01/05........................................        861

PRINCIPAL
 AMOUNT                                                                  VALUE
  (000)                                                                  (000)
--------------------------------------------------------------------------------
            FINANCE -- MISCELLANEOUS -- (CONTINUED)
 $   700    Heller Financial, Inc.,
              6.000% 03/19/04........................................   $    701
     800    Household Finance Corporation,
              8.000% 05/09/05........................................        860
     650    Lehman Brothers Holdings,
              7.750% 01/15/05........................................        686
     600    Merrill Lynch & Company, Inc.,
              6.150% 01/26/06........................................        609
   1,200    Washington Mutual, Inc.,
              7.500% 08/15/06........................................      1,269
                                                                        --------
                                                                           7,965
                                                                        --------
            FOOD AND DRUG STORES -- 2.1%
     650    Fred Meyer, Inc.,
              7.450% 03/01/08........................................        679
      50    Marsh Supermarkets, Inc.,
              8.875% 08/01/07........................................         48
   1,750    Nabisco Inc.,
              6.125% 02/01/33........................................      1,766
     400    Safeway Inc.,
              6.150% 03/01/06........................................        403
                                                                        --------
                                                                           2,896
                                                                        --------
            FOOD PRODUCTS -- 1.2%
     190    Fleming Companies, Inc.,
              10.500% 12/01/04.......................................        192
     675    Kellogg Company,
              6.000% 04/01/06@.......................................        675
     800    Unilever Capital Corporation,
              7.125% 11/01/10........................................        849
                                                                        --------
                                                                           1,716
                                                                        --------
            HEALTH SERVICES -- 1.1%
     700    American Home Products,
              6.250% 03/15/06@.......................................        704
     600    Cardinal Health, Inc.,
              6.750% 02/15/11........................................        622
     145    HCA -- The Healthcare Company,
              8.750% 09/01/10........................................        155
                                                                        --------
                                                                           1,481
                                                                        --------
            HEAVY MACHINERY -- 1.2%
   1,600    Thermo Electron Corporation,
              7.625% 10/30/08##......................................      1,610
                                                                        --------
            INVESTMENT SERVICES -- 1.7%
     910    Bear Stearns Companies, Inc.,
              7.800% 08/15/07........................................        970
     650    Principal Life Global Funding,
              6.125% 03/01/06@.......................................        660
     650    Wells Fargo Financial, Inc.,
              6.125% 02/15/06........................................        660
                                                                        --------
                                                                           2,290
                                                                        --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 120

NATIONS MASTER INVESTMENT TRUST
Nations Intermediate Bond Master Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2001

PRINCIPAL
 AMOUNT                                                                  VALUE
  (000)                                                                  (000)
--------------------------------------------------------------------------------
            NATURAL GAS PIPELINES -- 1.3%
 $   100    Barrett Resources Corporation, Sr. Notes,
              7.550% 02/01/07##......................................   $    102
     650    KN Energy, Inc.,
              6.650% 03/01/05........................................        661
   1,000    Williams Companies, Inc.,
              6.500% 08/01/06........................................      1,005
                                                                        --------
                                                                           1,768
                                                                        --------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 0.1%
     140    SBA Communications Corporation,
              10.250% 02/01/09@......................................        131
                                                                        --------
            OIL REFINING AND MARKETING -- 2.6%
     125    Chesapeake Energy Corporation,
              9.625% 05/01/05........................................        135
   1,500    Occidental Petroleum Corporation, Sr. Notes,
              7.650% 02/15/06........................................      1,597
      80    Ocean Energy, Inc., Series B,
              8.375% 07/01/08........................................         85
     585    PDV America Inc., Gtd. Sr. Notes,
              7.875% 08/01/03##......................................        588
   1,200    USX Corporation,
              6.650% 02/01/06........................................      1,211
                                                                        --------
                                                                           3,616
                                                                        --------
            PACKAGING AND CONTAINERS -- 0.0%+
      55    Container Corporation of America,
              9.750% 04/01/03........................................         56
                                                                        --------
            PAPER AND FOREST PRODUCTS -- 0.3%
     380    Abitibi-Consolidated Inc.,
              8.550% 08/01/10........................................        404
                                                                        --------
            PUBLISHING AND ADVERTISING -- 0.0%+
      60    Advanstar Communications Inc.,
              12.000% 02/15/11@......................................         61
                                                                        --------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.1%
     136    Meristar Hospitality Corporation,
              9.000% 01/15/08@.......................................        137
                                                                        --------
            TELECOMMUNICATIONS SERVICES -- 4.2%
     150    American Cellular Corporation,
              9.500% 10/15/09@.......................................        145
     650    AT&T Wireless Group,
              7.350% 03/01/06@.......................................        655
     665    France Telecom,
              7.200% 03/01/06@.......................................        676
     170    Global Crossing Holdings Ltd.,
              9.125% 11/15/06##......................................        160
     140    ITC Deltacom, Inc.,
              11.000% 06/01/07(a)....................................        116

PRINCIPAL
 AMOUNT                                                                  VALUE
  (000)                                                                  (000)
--------------------------------------------------------------------------------
            TELECOMMUNICATIONS SERVICES -- (CONTINUED)
 $   205    McLeodUSA Inc.,
              11.375% 01/01/09.......................................   $    202
     165    Metromedia Fiber Network, Inc.,
              10.000% 12/15/09.......................................        135
     165    Nextel Communications, Inc.,
              9.500% 02/01/11@.......................................        140
   1,000    Qwest Capital Funding Inc.,
              7.750% 08/15/06@.......................................      1,060
     415    Sprint Capital Corporation,
              7.125% 01/30/06........................................        418
      80    Tritel PCS Inc.,
              10.375% 01/15/11@......................................         77
     600    Verizon Global Funding Corporation,
              7.250% 12/01/10@.......................................        628
   1,250    Vodafone Group plc,
              7.625% 02/15/05........................................      1,328
     130    XO Communications Inc.,
              10.750% 06/01/09(a)....................................         78
                                                                        --------
                                                                           5,818
                                                                        --------
            TOBACCO -- 0.4%
     550    R.J. Reynolds Tobacco Holdings, Inc.,
              7.375% 05/15/03........................................        544
                                                                        --------
            TOTAL CORPORATE BONDS AND NOTES
              (Cost $56,919).........................................     57,600
                                                                        --------
            FOREIGN BONDS AND NOTES -- 3.5%
   1,385    Banco Latinoamericano de Exportaciones, SA,
              7.200% 05/28/02@.......................................      1,384
      90    Compagnie Generale de Geophysique SA,
              10.625% 11/15/07@......................................         96
   1,500    Hanson Overseas B.V.,
              7.375% 01/15/03##......................................      1,534
     195    Kimberly-Clark de Mexico, SA de CV,
              8.875% 08/01/09........................................        207
     470    Ontario (Province of),
              7.000% 08/04/05........................................        501
   1,152    Pemex Finance Ltd.,
              5.720% 11/15/03........................................      1,157
                                                                        --------
            TOTAL FOREIGN BONDS AND NOTES
              (Cost $4,859)..........................................      4,879
                                                                        --------
            MORTGAGE-BACKED SECURITIES -- 28.0%
            COMMERCIAL MORTGAGE-BACKED SECURITIES -- 19.1%
   1,950    Commercial Mortgage Acceptance Corporation, Series
              1999-C1, Class A2,
              7.030% 05/15/09##......................................      2,040
   1,186    Criimi Mae CMBS Corporation, Series 1998-1, Class A1,
              5.697% 10/20/01@##.....................................      1,190
   2,250    CS First Boston Mortgage Securities Corporation, Series
              1998-C1, Class A1B,
              6.480% 05/17/08##......................................      2,286

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST
Nations Intermediate Bond Master Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2001

PRINCIPAL
 AMOUNT                                                                  VALUE
  (000)                                                                  (000)
--------------------------------------------------------------------------------
            COMMERCIAL MORTGAGE-BACKED SECURITIES -- (CONTINUED)
 $   500    CS First Boston Mortgage Securities Corporation, Series
              1998-C2, Class A2,
              6.300% 11/15/08##......................................   $    504
   1,500    DLJ Commercial Mortgage Corporation, Series 1998-CF2,
              Class A1B,
              6.240% 11/12/31##......................................      1,507
   1,000    DLJ Commercial Mortgage Corporation, Series 2000-CF1,
              Class A1B,
              7.620% 05/10/10........................................      1,075
   1,800    First Union National Bank Commercial Mortgage, Series
              1999-C4, Class A2,
              7.390% 11/15/09##......................................      1,921
   1,300    GE Capital Commercial Mortgage Corporation, Series
              2000-1, Class A2,
              6.496% 12/15/10##......................................      1,312
   1,800    JP Morgan Chase Commercial Mortgage Securities
              Corporation, Series 2001-CIBC, Class A3,
              6.260% 03/15/33........................................      1,791
   8,214    JP Morgan Commercial Mortgage Finance Corporation, Series
              1997-C4, Class X,
              1.248%** 12/26/28##....................................        428
   1,300    Mortgage Capital Funding, Inc., Series 1998-MC2, Class
              A2,
              6.423% 05/18/08##......................................      1,316
   2,180    Nomura Asset Securities Corporation, Series 1998-D6,
              Class A1B,
              6.590% 03/17/28##......................................      2,237
   1,100    PNC Mortgage Acceptance Corporation, Series 2000-C1,
              Class A2,
              7.610% 02/15/10........................................      1,184
   2,200    Prudential Securities Secured Financing Corporation,
              Series 1998-C1, Class A1B,
              6.506% 07/15/08##......................................      2,238
   1,850    Salomon Brothers Mortgage Securities VII, Series 2000-C1,
              Class A2,
              7.520% 12/18/09##......................................      1,982
   1,900    Salomon Brothers Mortgage Securities VII, Series 2000-C2,
              Class A2,
              7.455% 04/18/10........................................      2,029
  49,575    Vendee Mortgage Trust, Series 1998-1, Class 2, Interest
              only,
              .439%** 09/15/27.......................................        839
  48,895    Vendee Mortgage Trust, Series 1998-3, Class 1, Interest
              only,
              .302%** 03/15/29.......................................        597
                                                                        --------
                                                                          26,476
                                                                        --------

PRINCIPAL
 AMOUNT                                                                  VALUE
  (000)                                                                  (000)
--------------------------------------------------------------------------------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) CERTIFICATES -- 8.7%
 $ 2,000    7.000% 07/15/05..........................................   $  2,138
   9,525    6.500% 02/01/31(b).......................................      9,478
     444    8.177%** 08/01/36##......................................        454
                                                                        --------
                                                                          12,070
                                                                        --------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) CERTIFICATES -- 0.2%
     166    10.000% 07/15/16##.......................................        183
      57    10.000% 07/15/17##.......................................         63
      80    10.000% 08/15/17##.......................................         88
                                                                        --------
                                                                             334
                                                                        --------
            TOTAL MORTGAGE-BACKED SECURITIES
              (Cost $38,481).........................................     38,880
                                                                        --------
            U.S. TREASURY OBLIGATIONS -- 22.0%
            U.S. TREASURY NOTES -- 10.6%
   1,300    5.750% 11/30/02..........................................      1,331
     500    6.250% 02/15/03(a).......................................        518
     700    5.500% 05/31/03(a).......................................        717
   6,150    4.250% 11/15/03(a).......................................      6,133
   4,300    5.875% 02/15/04(a).......................................      4,469
     276    5.750% 11/15/05(a).......................................        290
   1,100    7.000% 07/15/06..........................................      1,219
                                                                        --------
                                                                          14,677
                                                                        --------
            U.S. TREASURY STRIPS -- 11.4%
   5,320    Interest only,
              5.077%*** 02/15/10.....................................      3,409
     700    Interest only,
              5.190%*** 05/15/11.....................................        417
  13,975    Principal only,
              4.648%*** 11/15/04.....................................     11,831
     400    Principal only,
              5.878%*** 05/15/20.....................................        132
                                                                        --------
                                                                          15,789
                                                                        --------
            TOTAL U.S. TREASURY OBLIGATIONS
              (Cost $29,771).........................................     30,466
                                                                        --------
 SHARES
 (000)
---------
            INVESTMENT COMPANIES -- 20.0%
  27,560    Nations Cash Reserves#...................................     27,560
                                                                        --------
            TOTAL INVESTMENT COMPANIES
              (Cost $27,560).........................................     27,560
                                                                        --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 122

NATIONS MASTER INVESTMENT TRUST
Nations Intermediate Bond Master Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2001

                                                                         VALUE
                                                                         (000)
--------------------------------------------------------------------------------
            TOTAL INVESTMENTS
              (Cost $160,938*)................................  117.7%  $162,736
                                                                        --------
            OTHER ASSETS AND
              LIABILITIES (NET)...............................  (17.7)%
            Cash.....................................................        645
            Receivable for investment securities sold................      9,492
            Interest receivable......................................      1,478
            Variation margin/due to broker...........................         (6)
            Collateral on securities loaned..........................    (13,571)
            Investment advisory fee payable..........................        (46)
            Administration fee payable...............................         (6)
            Payable for investment securities purchased..............    (22,324)
            Accrued Trustees' fees and expenses......................        (11)
            Accrued expenses and other liabilities...................        (74)
                                                                        --------
            TOTAL OTHER ASSETS AND
              LIABILITIES (NET)......................................    (24,423)
                                                                        --------
            NET ASSETS........................................  100.0%  $138,313
                                                                        ========

---------------

 * Federal Income Tax Information: Net unrealized appreciation of $1,796 on investment securities was comprised of gross appreciation of $2,783 and gross depreciation of $987 for federal income tax purposes. At March 31, 2001, the aggregate cost of securities for federal income tax purposes was $160,940.

 ** Variable rate note. The interest rate shown reflects the rate in effect at March 31, 2001.

*** Zero coupon security. The rate shown reflects the yield to maturity at March
    31, 2001.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, Inc. A portion of this amount represents cash collateral received from securities lending activity (Note 7). The portion that represents cash collateral is $13,571.

 ## All or a portion of security segregated as collateral for futures contracts and TBA.

 @ Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 + Amount represents less than 0.1%.

 (a) All or a portion of security was on loan at March 31, 2001. The aggregate cost and market value of securities on loan at March 31, 2001 is $13,083 and $13,105, respectively.

 (b) TBA -- Securities purchased on a forward commitment basis.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST
Nations High Yield Bond Master Portfolio
  STATEMENT OF NET ASSETS                                     MARCH 31, 2001

                                                     VALUE
 SHARES                                              (000)
-----------------------------------------------------------
            COMMON STOCKS -- 1.7%
            BROADCASTING AND CABLE -- 0.2%
   9,290    Charter Communications, Inc.++(a)....   $   210
                                                    -------
            FINANCE -- MISCELLANEOUS -- 0.1%
  17,233    United Artists, Bank Debt Common
              Stock..............................        60
                                                    -------
            HEALTH SERVICES -- 0.7%
  28,310    Apria Healthcare Group Inc.++........       685
                                                    -------
            LODGING AND RECREATION -- 0.2%
  21,880    Pinnacle Entertainment, Inc.++.......       230
                                                    -------
            METALS AND MINING -- 0.2%
   9,865    Placer Dome Inc. ....................        85
   4,500    USX - U.S. Steel Group...............        66
                                                    -------
                                                        151
                                                    -------
            PAPER AND FOREST PRODUCTS -- 0.1%
  10,500    Abitibi-Consolidated Inc. ...........        83
                                                    -------
            TELECOMMUNICATIONS SERVICES -- 0.2%
   6,617    ICO Global Communication
              Holdings Ltd.++....................        26
   9,505    Sprint Corporation (PCS
              Group)++(a)........................       181
                                                    -------
                                                        207
                                                    -------
            TOTAL COMMON STOCKS
              (Cost $1,700)......................     1,626
                                                    -------
PRINCIPAL
 AMOUNT
 (000)
---------
            CONVERTIBLE BONDS AND NOTES -- 5.3%
            BROADCASTING AND CABLE -- 0.4%
$    430    Telewest Finance,
              6.000% 07/07/05(+).................       338
                                                    -------
            COMPUTERS AND OFFICE EQUIPMENT --
              0.3%
     290    Quantum Corporation,
              7.000% 08/01/04....................       239
                                                    -------
            CONGLOMERATES -- 0.1%
     325    Internet Capital Group, Inc.,
              5.500% 12/21/04(a).................        88
                                                    -------
            INTERNET -- 0.2%
     260    CNET Networks, Inc.,
              5.000% 03/01/06....................       170
                                                    -------

PRINCIPAL
 AMOUNT                                              VALUE
  (000)                                              (000)
-----------------------------------------------------------
            METALS AND MINING -- 0.4%
$    180    Agnico-Eagle Mines Ltd.,
              3.500% 01/27/04....................   $   135
     260    Battle Mountain Gold Company,
              6.000% 01/04/05....................       234
                                                    -------
                                                        369
                                                    -------
            NETWORKING AND TELECOMMUNICATIONS
              EQUIPMENT -- 0.3%
     430    Juniper Networks, Inc.,
              4.750% 03/15/07....................       313
                                                    -------
            REAL ESTATE -- 0.2%
     160    Security Capital U.S. Realty,
              2.000% 05/22/03(+).................       144
                                                    -------
            SEMICONDUCTORS -- 0.7%
     875    LSI Logic Corporation,
              4.000% 02/15/05(a).................       695
                                                    -------
            TELECOMMUNICATIONS SERVICES -- 2.7%
   1,420    At Home Corporation,
              4.750% 12/15/06....................       841
   1,535(e) Colt Telecom Group plc,
              2.000% 04/03/07(+).................       935
   1,375    Cox Communications, Inc.,
              .426% 04/19/20.....................       547
     815    Digital Island Inc.,
              6.000% 02/15/05....................       236
     235    PTEK Holdings, Inc.,
              5.750% 07/01/04....................       123
                                                    -------
                                                      2,682
                                                    -------
            TOTAL CONVERTIBLE BONDS AND NOTES
              (Cost $5,399)......................     5,038
                                                    -------
            CORPORATE BONDS AND NOTES -- 81.6%
            AIRLINES -- 1.0%
     450    Airtran Airlines Inc.,
              10.500% 04/15/01...................       449
     550    Valujet Inc.,
              10.250% 04/15/01...................       547
                                                    -------
                                                        996
                                                    -------
            APPAREL AND TEXTILES -- 0.1%
     130    Anvil Knitwear, Inc.,
              10.875% 03/15/07...................       124
                                                    -------
            AUTOMOTIVE -- 0.8%
     980    Mark IV Industries, Inc.,
              7.500% 09/01/07....................       725
                                                    -------
            BROADCASTING AND CABLE -- 12.1%
     435    Adelphia Communications Corporation,
              8.375% 02/01/08....................       413
      45    Adelphia Communications Corporation,
              9.375% 11/15/09....................        45

                       SEE NOTES TO FINANCIAL STATEMENTS.
 124

NATIONS MASTER INVESTMENT TRUST
Nations High Yield Bond Master Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2001

PRINCIPAL
 AMOUNT                                              VALUE
  (000)                                              (000)
-----------------------------------------------------------
            BROADCASTING AND CABLE -- (CONTINUED)
$    140    Benedek Communications,
              (0.000)% due 05/15/06
              13.250% beginning 05/01/01.........   $    92
     200    Big City Radio, Inc.,
              11.250%*** 03/15/05................        94
     785    British Sky Broadcasting Group plc,
              7.300% 10/15/06....................       770
     530    British Sky Broadcasting Group plc,
              6.875% 02/23/09....................       493
   1,090    Cablevision SA,
              13.750% 04/30/07...................       774
     440    Charter Communications Holdings LLC,
              8.625% 04/01/09....................       424
     615    Charter Communications Holdings LLC,
              (0.000)% due 01/15/10
              11.750% beginning 01/15/05.........       418
     460    Diamond Cable Communication Company,
              13.250% 09/30/04...................       449
     490    Frontiervision LP, Series B,
              (0.000)% due 09/15/07
              11.875% beginning 09/15/01.........       491
     310    News America Inc.,
              7.250% 05/18/18....................       284
     480    NTL Communications Corporation,
              Series B,
              11.500% 10/01/08...................       422
   1,125    NTL Communications Corporation,
              Series B,
              11.875% 10/01/10(a)................     1,018
     275    NTL Inc., Series B,
              (0.000)% due 04/01/08
              9.750% beginning 04/01/03..........       158
     175    Ono Finance plc,
              13.000% 05/01/09...................       137
     570    Radio Unica Corporation,
              (0.000)% due 08/01/06
              11.750% beginning 08/01/02.........       332
     705    Rogers Cable Systems,
              10.125% 09/01/12...................       753
     525    Sinclair Broadcast Group, Inc.,
              8.750% 12/15/07....................       473
   1,410    UIH Australia/Pacific Inc., Series B,
              (0.000)% due 05/15/06
              14.000% beginning 05/01/01.........       776
            United Pan-Europe Communications
   2,285      N.V.,
              11.250% 02/01/10...................
                                                      1,548
     515    United Pan-Europe Communications
              N.V., Series B,
              11.500% 02/01/10(a)................       350
     605    United Pan-Europe Communications
              N.V., Series B,
              (0.000)% due 08/01/09
              12.500% beginning 08/01/04.........       212
     205    United Pan-Europe Communications
              N.V., Series B,
              (0.000)% due 02/01/10
              13.750% beginning 02/01/05.........        68

PRINCIPAL
 AMOUNT                                              VALUE
  (000)                                              (000)
-----------------------------------------------------------
            BROADCASTING AND CABLE -- (CONTINUED)
$  1,185    UnitedGlobalCom Inc.,
              (0.000)% due 02/15/08
              10.750% beginning 02/15/03.........   $   569
                                                    -------
                                                     11,563
                                                    -------
            CHEMICALS -- BASIC -- 0.1%
     115    Agricultural Minerals & Chemicals,
              10.750% 09/30/03...................        99
                                                    -------
            CHEMICALS -- SPECIALTY -- 0.2%
     180    General Chemical Industrial Products,
              10.625% 05/01/09...................        97
      65    Marsulex Inc.,
              9.625% 07/01/08....................        60
      50    Sovereign Specialty Chemical,
              11.875% 03/15/10...................        49
                                                    -------
                                                        206
                                                    -------
            COMMERCIAL BANKING -- 1.8%
   1,705    Golden State Holdings, Escrow
              Corporation,
              7.000% 08/01/03....................     1,690
                                                    -------
            COMMERCIAL SERVICES -- 0.8%
     145    APCOA, Inc.,
              9.250% 03/15/08....................        69
     910    Intertek Finance plc,
              10.250% 11/01/06...................       682
     210    Young America Corporation, Series B,
              11.625% 02/15/06...................        55
                                                    -------
                                                        806
                                                    -------
            CONSUMER SERVICES -- 0.1%
     145    Jafra Cosmetics International, Inc.,
              11.750% 05/01/08...................       142
                                                    -------
            DIVERSIFIED ELECTRONICS -- 1.0%
     990    Knowles Electronics Inc.,
              13.125% 10/15/09...................       980
                                                    -------
            ELECTRIC POWER -- NON NUCLEAR --10.4%
     400    AES Corporation,
              8.750% 12/15/02....................       406
     265    AES Corporation,
              8.875% 02/15/11....................       271
     910    AES Eastern Energy,
              9.000% 01/02/17....................       936
     390    AES Eastern Energy,
              9.670% 01/02/29....................       419
   1,120    Caithness Coso Funding Corporation,
              Series B,
              9.050% 12/15/09....................     1,019
     790    CMS Energy Corporation,
              8.125% 05/15/02....................       800
     165    CMS Energy Corporation,
              10.875% 12/15/04(+)................       170
     815    CMS Energy Corporation,
              9.875% 10/15/07....................       872

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST
Nations High Yield Bond Master Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2001

PRINCIPAL
 AMOUNT                                              VALUE
  (000)                                              (000)
-----------------------------------------------------------
            ELECTRIC POWER -- NON NUCLEAR -- (CONTINUED)
$    475    Edison International, Inc.,
              6.875% 09/15/04(c).................   $   394
     470    ESI Tractebel Acquisition
              Corporation, Series B,
              7.990% 12/30/11....................       471
     370    Pacific Gas and Electric Company,
              5.906% 10/31/01(+)(b)(c)...........       303
   1,280    PSEG Energy Holdings Inc.,
              8.625% 02/15/08(+).................     1,278
     436    Salton Sea Funding,
              7.370% 05/30/05....................       427
   1,265    Tiverton Rumford Power Association,
              9.000% 07/15/18(+).................     1,288
     190    Western Resources, Inc.,
              6.250% 08/15/03....................       184
     315    Western Resources, Inc.,
              6.875% 08/01/04....................       309
     375    Western Resources, Inc.,
              7.125% 08/01/09....................       352
                                                    -------
                                                      9,899
                                                    -------
            EXPLORATION AND PRODUCTION -- 2.5%
     585    Baytex Energy Ltd.,
              10.500% 02/15/11(+)(a).............       576
     555    DevX Energy, Inc.,
              12.500% 07/01/08...................       532
     200    Husky Oil Ltd.,
              8.900% 08/15/28....................       208
     315    Ocean Energy, Inc.,
              8.250% 07/01/18....................       315
     735    Triton Energy Ltd.,
              8.875% 10/01/07....................       759
                                                    -------
                                                      2,390
                                                    -------
            FINANCE -- MISCELLANEOUS -- 0.4%
     350    Golden State Holdings, Escrow
              Corporation,
              7.125% 08/01/05....................       342
                                                    -------
            FOOD PRODUCTS -- 0.3%
     300    Chiquita Brands International, Inc.,
              9.625% 01/15/04(b).................       141
      50    Chiquita Brands International, Inc.,
              9.125% 03/01/04(b).................        24
     205    Chiquita Brands International, Inc.,
              10.000% 06/15/09(b)................        96
                                                    -------
                                                        261
                                                    -------
            HEALTH SERVICES -- 7.3%
     900    Apria Healthcare Group Inc.,
              9.500% 11/01/02....................       903
     285    Fountain View Inc.,
              11.250% 04/15/08...................       182
     355    Harborside Healthcare,
              (0.000)% due 08/01/08
              11.000% beginning 08/01/03.........        89
     575    HCA -- The Healthcare Company,
              8.750% 09/01/10....................       616

PRINCIPAL
 AMOUNT                                              VALUE
  (000)                                              (000)
-----------------------------------------------------------
            HEALTH SERVICES -- (CONTINUED)
$    280    HCA -- The Healthcare Company,
              7.875% 02/01/11....................   $   283
     245    HCA -- The Healthcare Company,
              7.500% 11/15/95....................       205
   1,125    Kelso and Company,
              12.750% 10/01/09...................     1,253
     860    Magellan Health Services, Inc.,
              9.000% 02/15/08....................       802
     875    Manor Care, Inc.,
              8.000% 03/01/08(+)(a)..............       890
     447    Multicare Companies Inc.,
              .000% 08/01/07(b)(c)...............        23
   1,135    Per-Se Technologies, Inc., Series B,
              9.500% 02/15/05....................       851
     795    Team Health, Inc.,
              12.000% 03/15/09...................       845
                                                    -------
                                                      6,942
                                                    -------
            HEAVY MACHINERY -- 0.7%
     635    Generac Portable Production LLC,
              11.250% 07/01/06...................       641
      80    Harnischfeger Industries, Inc.,
              7.250% 12/15/25(b)(c)..............        35
      65    Thermadyne Manufacturing LLC,
              9.875% 06/01/08....................        25
                                                    -------
                                                        701
                                                    -------
            HOUSEHOLD PRODUCTS -- 1.0%
     270    Hasbro Inc.,
              5.600% 11/01/05....................       219
     255    Hasbro, Inc.,
              7.950% 03/15/03....................       243
     115    Revlon Consumer Products,
              8.125% 02/01/06....................        81
     625    United Industries Corporation,
              9.875% 04/01/09....................       454
                                                    -------
                                                        997
                                                    -------
            INSURANCE -- 0.9%
     515    Conseco, Inc.,
              6.400% 06/15/01....................       512
     350    Conseco, Inc.,
              8.750% 02/09/04....................       303
                                                    -------
                                                        815
                                                    -------
            INTEGRATED OIL -- 0.2%
     185    Triton Energy Ltd.,
              9.250% 04/15/05....................       193
                                                    -------
            LODGING AND RECREATION -- 9.2%
     170    Argosy Gaming Company,
              10.750% 06/01/09...................       183
     480    Argosy Gaming Company,
              10.750% 06/01/09(+)................       516
     758    Bally Total Fitness Holding
              Corporation, Series D,
              9.875% 10/15/07....................       745
   1,065    Felcor Lodging LP,
              9.500% 09/15/08....................     1,101

                       SEE NOTES TO FINANCIAL STATEMENTS.
 126

NATIONS MASTER INVESTMENT TRUST
Nations High Yield Bond Master Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2001

PRINCIPAL
 AMOUNT                                              VALUE
  (000)                                              (000)
-----------------------------------------------------------
            LODGING AND RECREATION -- (CONTINUED)
$    210    Hilton Hotels Corporation,
              7.500% 12/15/17....................   $   185
     115    La Quinta Inns, Inc.,
              7.250% 03/15/04....................       102
     431    La Quinta Inns, Inc.,
              7.400% 09/15/05....................       362
     720    Mandalay Resort Group,
              9.500% 08/01/08....................       751
     325    Meditrust Companies,
              7.820% 09/10/26....................       293
     315    Park Place Entertainment Corporation,
              8.875% 09/15/08(a).................       321
     610    Penn National Gaming, Inc.,
              11.125% 03/01/08(+)................       608
            Pinnacle Entertainment, Inc., Series
     185      B,
              9.250% 02/15/07....................
                                                        182
            Pinnacle Entertainment, Inc., Series
     720      B,
              9.500% 08/01/07....................
                                                        711
     175    Royal Caribbean Cruises Ltd.,
              7.250% 03/15/18....................       146
     390    Royal Caribbean Cruises Ltd.,
              7.500% 10/15/27....................       321
     270    Starwood Hotels and Resorts,
              7.375% 11/15/15....................       256
     605    United Artists Theatre Circuit Inc.,
              9.300% 07/01/15....................       458
     543    United Artists, Bank Debt,
              .000% 04/21/05.....................       518
     100    Vail Resorts, Inc.,
              8.750% 05/15/09....................        97
     880    Venetian Casino Resort LLC,
              12.250% 11/15/04(a)................       908
                                                    -------
                                                      8,764
                                                    -------
            MEDICAL DEVICES AND SUPPLIES -- 1.8%
     675    Alaris Medical Systems, Inc.,
              9.750% 12/01/06....................       371
   1,022    Alaris Medical Systems, Inc.,
              (0.000)% due 08/01/08
              11.125% beginning 08/01/03.........       123
   1,145    Boston Scientific Corporation,
              6.625% 03/15/05....................     1,097
     130    DJ Orthopedics LLC,
              12.625% 06/15/09...................       128
                                                    -------
                                                      1,719
                                                    -------
            METALS AND MINING -- 0.8%
     635    Algoma Steel Inc.,
              12.375% 07/15/05...................       159
     245    Commonwealth Industries, Inc.,
              10.750% 10/01/06...................       230
     170    Great Central Mines Ltd.,
              8.875% 04/01/08....................       133
     245    Ormet Corporation,
              11.000% 08/15/08(+)................       199
                                                    -------
                                                        721
                                                    -------

PRINCIPAL
 AMOUNT                                              VALUE
  (000)                                              (000)
-----------------------------------------------------------
            NATURAL GAS DISTRIBUTION -- 0.5%
$    600    Energy Corporation of America,
              9.500% 05/15/07....................   $   494
                                                    -------
            NETWORKING AND TELECOMMUNICATIONS
              EQUIPMENT -- 0.8%
     285    Lucent Technologies Inc.,
              7.250% 07/15/06(a).................       236
     775    Lucent Technologies Inc.,
              6.450% 03/15/29....................       493
                                                    -------
                                                        729
                                                    -------
            OILFIELD SERVICES -- 0.1%
      80    R&B Falcon Corporation,
              9.500% 12/15/08....................        93
                                                    -------
            PACKAGING AND CONTAINERS -- 0.7%
      95    Crown Cork & Seal Company, Inc.,
              7.125% 09/01/02....................        76
     720    Crown Cork & Seal Company, Inc.,
              6.750% 04/15/03....................       479
     145    Crown Cork & Seal Company, Inc.,
              7.000% 12/15/06....................        74
     150    Crown Cork & Seal Company, Inc.,
              8.000% 04/15/23....................        60
                                                    -------
                                                        689
                                                    -------
            PAPER AND FOREST PRODUCTS -- 0.1%
      80    Pope and Talbot, Inc.,
              8.375% 06/01/13....................        76
                                                    -------
            PHARMACEUTICALS -- 1.4%
     935    Caremark Rx, Inc.,
              7.375% 10/01/06....................       916
     190    McKesson Finance of Canada,
              6.550% 11/01/02(+).................       189
     300    McKesson HBOC, Inc.,
              7.650% 03/01/27....................       267
                                                    -------
                                                      1,372
                                                    -------
            PUBLISHING AND ADVERTISING -- 3.0%
     920    American Color Graphics,
              12.750% 08/01/05...................       899
      35    Garden State Newspapers, Inc.,
              8.625% 07/01/11....................        34
            Garden State Newspapers, Inc., Series
     805      B,
              8.750% 10/01/09....................
                                                        781
     240    Marvel Enterprises, Inc.,
              12.000% 06/15/09...................        97
            Official Information Company, Series
     115      B,
              10.375% 11/01/07...................
                                                        102
     330    Phoenix Color Corporation,
              10.375% 02/01/09...................       228
     875    Ziff Davis Media,
              12.000% 07/15/10...................       713
                                                    -------
                                                      2,854
                                                    -------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST
Nations High Yield Bond Master Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2001

PRINCIPAL
 AMOUNT                                              VALUE
  (000)                                              (000)
-----------------------------------------------------------
            RAILROADS, TRUCKING AND SHIPPING -- 0.8%
$    401    Ermis Maritime,
              12.500% 09/25/04(g)................   $   341
     230    Pegasus Shipping Hellas, Series A,
              11.875% 11/15/04(b)................        92
     230    Sea Containers Ltd.,
              10.750% 10/15/06...................       177
     230    Sea Containers Ltd.,
              7.875% 02/15/08....................       166
                                                    -------
                                                        776
                                                    -------
            REAL ESTATE -- 1.3%
     250    CB Richard Ellis Services Inc.,
              8.875% 06/01/06....................       248
     400    LNR Property Corporation,
              9.375% 03/15/08....................       386
     610    LNR Property Corporation,
              10.500% 01/15/09...................       613
                                                    -------
                                                      1,247
                                                    -------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- 3.2%
   1,140    BF Saul,
              9.750% 04/01/08....................     1,061
     190    Capstar Hotel,
              8.750% 08/15/07....................       183
     615    Crescent Real Estate Equities LP,
              7.000% 09/15/02....................       607
     170    Crescent Real Estate Equities LP,
              7.500% 09/15/07....................       156
   1,020    Meristar Hospitality Corporation,
              9.000% 01/15/08(+).................     1,030
                                                    -------
                                                      3,037
                                                    -------
            TELECOMMUNICATIONS SERVICES -- 15.2%
     250    360Networks Inc.,
              13.000% 05/01/08...................        95
     195    Alamosa Delaware Inc.,
              12.500% 02/01/11(+)................       194
     915    Alamosa Holdings, Inc.,
              (0.000)% due 02/15/10
              12.875% beginning 02/15/05.........       462
     875    AT&T Wireless Services Inc.,
              7.875% 03/01/11(+).................       882
     790    Call-Net Enterprises, Inc.,
              9.375% 05/15/09....................       213
     125    Call-Net Enterprises, Inc.,
              (0.000)% due 05/15/09
              10.800% beginning 05/15/04.........        19
     170    Call-Net Enterprises, Inc.,
              (0.000)% due 08/15/08
              8.940% beginning 08/15/03..........        29
     590    COLO.COM,
              13.875% 03/15/10(+)................       100
     375    COLT Telecom Group plc,
              (0.000)% due 12/15/06
              12.000% beginning 12/15/01.........       360
     590(e) Completel Europe N.V., Series B,
              14.000% 04/15/10...................       428
      95    Flag Telecom Holdings Ltd.,
              11.625% 03/30/10(a)................        72

PRINCIPAL
 AMOUNT                                              VALUE
  (000)                                              (000)
-----------------------------------------------------------
            TELECOMMUNICATIONS SERVICES -- (CONTINUED)
            GT Telecom Racers Notes Trust, Series
$    583      A,
              11.438%** 06/30/08.................    $  443
            GT Telecom Racers Notes Trust, Series
     417      B,
              11.250%** 02/03/03.................       317
     480    Hermes Europe Railtel BV,
              11.500% 08/15/07...................       144
     155    HighwayMaster Communications, Inc.,
              Series B,
              13.750% 09/15/05...................        54
     180    IMPSAT Fiber Networks, Inc.,
              13.750% 02/15/05...................       113
     320(e) KPNQwest BV,
              8.875% 02/01/08(+).................       260
     770    Level 3 Communications, Inc.,
              9.125% 05/01/08(a).................       547
     440    Level 3 Communications, Inc.,
              (0.000)% due 03/15/10
              12.875% beginning 03/15/05.........       167
   1,115    Loral Space and Communications Ltd.,
              (0.000)% due 01/15/07
              12.500% beginning 01/01/02.........       295
   1,430    Millicom International Cellular SA,
              (0.000)% due 06/01/06
              13.500% beginning 06/01/01.........     1,272
     650    Nextel Communications, Inc.,
              9.375% 11/15/09....................       553
   1,075    Nextel International Inc.,
              12.750% 08/01/10...................       849
     220    Nextel International Inc.,
              (0.000)% due 04/15/08
              12.125% beginning 04/15/03.........       107
     900    Nextel Partners, Inc.,
              11.000% 03/15/10...................       779
     690    NTL, Inc.,
              11.200% 11/15/07...................       621
     943    Octel Developments plc,
              10.000% 05/01/06...................       943
     315(e) Ono Finance plc,
              14.000% 07/15/10...................       231
     890    Ono Finance plc,
              14.000% 02/15/11(+)................       770
     165    Pagemart Nationwide,
              15.000% 02/01/05...................        41
     205    Price Communications Wireless, Inc.,
              9.125% 12/15/06....................       211
     565    Price Communications Wireless, Inc.,
              11.750% 07/15/07...................       607
   1,210    PSINet Inc.,
              11.000% 08/01/09...................       103
     350    PSINet, Inc.,
              11.500% 11/01/08(a)................        30
     160    Rogers Communications, Inc.,
              8.875% 07/15/07....................       162
            Telesystem International Wireless
   1,410      Inc.,
              Series C,
              (0.000)% due 11/01/07
              10.500% beginning 11/01/02.........
                                                        226
     370(f) Telewest Communications plc,
              9.875% 02/01/10....................       491

                       SEE NOTES TO FINANCIAL STATEMENTS.
 128

NATIONS MASTER INVESTMENT TRUST
Nations High Yield Bond Master Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2001

PRINCIPAL
 AMOUNT                                              VALUE
  (000)                                              (000)
-----------------------------------------------------------
            TELECOMMUNICATIONS SERVICES -- (CONTINUED)
$    610    US Unwired Inc., Series B,
              (0.000)% due 11/01/09
              13.375% beginning 11/01/04.........   $   308
     935    Voicestream Wireless,
              10.375% 11/15/09...................     1,024
                                                    -------
                                                     14,522
                                                    -------
            UTILITIES -- MISCELLANEOUS -- 1.0%
     955    Avista Corporation,
              9.750% 06/01/08(+).................       968
                                                    -------
            TOTAL CORPORATE BONDS AND NOTES
              (Cost $79,975).....................    77,932
                                                    -------
 SHARES
--------
            PREFERRED STOCKS -- 2.5%
            BROADCASTING AND CABLE -- 0.9%
   8,340    Paxson Communications
              Corporation(++)(d).................       838
                                                    -------
            HEALTH SERVICES -- 0.0%+
   1,150    Harborside HealthCare (HBR)(++)(d)...         9
                                                    -------
            RAILROADS, TRUCKING AND SHIPPING -- 0.0%+
   6,170    Ermis Maritime Corporation(g)........         0++
                                                    -------
            REAL ESTATE INVESTMENT TRUSTS
              (REITS) -- 1.2%
  13,250    Sovereign REIT(+)....................     1,219
                                                    -------
            TELECOMMUNICATIONS SERVICES -- 0.4%
   4,300    Nextel Communications, Inc., Series
              D(++)(d)...........................       361
                                                    -------
            TOTAL PREFERRED STOCKS
              (Cost $2,460)......................     2,427
                                                    -------
            WARRANTS -- 0.0%+
     590    COLO.com
              Expire 03/15/10(+).................         0++
   1,660    ICO Global Communications
              Expire 05/16/06....................         0++
     180    UbiquiTel Inc.
              Expire 04/15/10(+).................         5
                                                    -------
            TOTAL WARRANTS
              (Cost $57).........................         5
                                                    -------
PRINCIPAL
 AMOUNT
 (000)
--------
            SHORT TERM INVESTMENTS -- 0.3%
              (Cost $311)
            COMMERCIAL PAPER -- 0.3%
$    380    Southern California Edison Company
              Discount note 02/02/02(b)..........       300
                                                    -------
 SHARES                                              VALUE
 (000)                                               (000)
-----------------------------------------------------------
            INVESTMENT COMPANIES -- 12.7%
              (Cost $12,131)
  12,131    Nations Cash Reserves#...............   $12,131
                                                    -------
            TOTAL INVESTMENTS
              (Cost $102,033*)............  104.1%   99,459
                                                    -------
            OTHER ASSETS AND
              LIABILITIES (NET)...........   (4.1)%
            Cash.................................   $   252
            Unrealized appreciation on forward
              foreign exchange contracts.........        61
            Receivable for investment securities
              sold...............................     1,452
            Dividends receivable.................        49
            Interest receivable..................     2,099
            Collateral on securities loaned......    (5,149)
            Investment advisory fee payable......       (43)
            Administration fee payable...........        (4)
            Payable for investment securities
              purchased..........................    (2,606)
            Accrued Trustees' fees and
              expenses...........................       (14)
            Accrued expenses and other
              liabilities........................       (18)
                                                    -------
            TOTAL OTHER ASSETS AND
              LIABILITIES (NET)..................    (3,921)
                                                    -------
            NET ASSETS....................  100.0%  $95,538
                                                    =======

---------------
 * Federal Income Tax Information: Net unrealized depreciation of $2,636 on investment securities was comprised of gross appreciation of $2,369 and gross depreciation of $5,005 for federal income tax purposes. At March 31, 2001, the aggregate cost of securities for federal income tax purposes was $102,095.

 ** Variable rate note. The interest rate shown reflects the rate in effect at March 31, 2001.

*** Zero coupon security. The rate shown reflects the yield to maturity at March
    31, 2001.

 (++) Non-income producing security.

 (+) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 + Amount represents less than 0.1%.

 ++ Amount represents less than $500.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, Inc. A portion of this amount represents cash collateral received from securities lending activity (Note 7). The portion that represents cash collateral is $5,149.

 (a) All or a portion of security was on loan at March 31, 2001. The aggregate cost and market value of securities on loan at March 31, 2001 is $5,191 and $4,830, respectively.

 (b) Issue in default.

 (c) Issuer in bankruptcy.

 (d) PIK ("Payment in kind"). Interest or dividend payment is made with additional securities.

 (e) Principal amount denominated in Euro.

 (f) Principal amount denominated in British Pounds.

 (g) Fair valued security.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST
  STATEMENTS OF OPERATIONS

                                                                  INTERMEDIATE BOND        HIGH YIELD BOND
                                                                  MASTER PORTFOLIO        MASTER PORTFOLIO
                                                                 -------------------     -------------------
                                                                 FOR THE YEAR ENDED      FOR THE YEAR ENDED
                                                                   MARCH 31, 2001          MARCH 31, 2001
                                                                 -------------------------------------------
(IN THOUSANDS)
INVESTMENT INCOME:
Interest....................................................     $             8,464     $             4,372
Dividends...................................................                      --                      94
Securities lending..........................................                       4                       4
                                                                 -------------------     -------------------
    Total investment income.................................                   8,468                   4,470
                                                                 -------------------     -------------------
EXPENSES:
Investment advisory fee.....................................                     478                     207
Administration fee..........................................                      60                      19
Custodian fees..............................................                       4                       1
Legal and audit fees........................................                       2                       7
Trustees' fees and expenses.................................                       3                      18
Other.......................................................                      --                      18
                                                                 -------------------     -------------------
    Total expenses..........................................                     547                     270
Fees reduced by credits allowed by the custodian............                      (3)                     (3)
                                                                 -------------------     -------------------
    Net expenses............................................                     544                     267
                                                                 -------------------     -------------------
NET INVESTMENT INCOME.......................................                   7,924                   4,203
                                                                 -------------------     -------------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions.....................................                  (1,193)                   (165)
  Futures...................................................                    (206)                     --
  Forward foreign exchange contracts, foreign currencies and
    other net assets........................................                      --                      49
                                                                 -------------------     -------------------
Net realized gain/(loss) on investments.....................                  (1,399)                   (116)
                                                                 -------------------     -------------------
Change in unrealized appreciation/(depreciation) of:
  Securities................................................                   6,540                  (2,390)
  Futures...................................................                       4                      --
  Forward foreign exchange contracts, foreign currencies and
    other net assets........................................                      --                      54
                                                                 -------------------     -------------------
Net change in unrealized appreciation/(depreciation) of
  investments...............................................                   6,544                  (2,336)
                                                                 -------------------     -------------------
Net realized and unrealized gain/(loss) on investments......                   5,145                  (2,452)
                                                                 -------------------     -------------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................     $            13,069     $             1,751
                                                                 ===================     ===================

                       SEE NOTES TO FINANCIAL STATEMENTS.
 130

NATIONS MASTER INVESTMENT TRUST

  STATEMENTS OF CHANGES IN NET ASSETS

                                                        INTERMEDIATE BOND                               HIGH YIELD BOND
                                                        MASTER PORTFOLIO                                MASTER PORTFOLIO
                                       ---------------------------------------------------     ----------------------------------
                                         YEAR ENDED        PERIOD ENDED      PERIOD ENDED        YEAR ENDED        PERIOD ENDED
                                          3/31/01            3/31/00          5/14/99(a)          3/31/01           3/31/00(b)
                                       ------------------------------------------------------------------------------------------
(IN THOUSANDS)
Net investment income..............    $        7,924     $        7,371    $        1,827     $        4,203    $             79
Net realized gain/(loss) on
  investments......................            (1,399)            (2,483)             (143)              (116)                 38
Net change in unrealized
  appreciation/(depreciation) of
  investments......................             6,544             (2,726)             (433)            (2,336)               (179)
                                       --------------     --------------    --------------     --------------    ----------------
Net increase/(decrease) in net
  assets resulting from
  operations.......................            13,069              2,162             1,251              1,751                 (62)
Contributions......................            12,629             33,625             9,177            105,168              15,796
Withdrawals........................            (6,886)           (72,179)          (11,824)           (24,881)             (2,234)
                                       --------------     --------------    --------------     --------------    ----------------
Net increase/(decrease) in net
  assets...........................            18,812            (36,392)           (1,396)            82,038              13,500
NET ASSETS:
Beginning of period................           119,501            155,893           157,289             13,500                  --
                                       --------------     --------------    --------------     --------------    ----------------
End of period......................    $      138,313     $      119,501    $      155,893     $       95,538    $         13,500
                                       ==============     ==============    ==============     ==============    ================

  SUPPLEMENTARY DATA

                                                                                                             WITHOUT WAIVERS
                                                                                                             AND/OR EXPENSE
                                                                                                             REIMBURSEMENTS
                                                                                                             ---------------
                                                                 RATIO OF     RATIO OF NET                      RATIO OF
                                                                OPERATING      INVESTMENT                       OPERATING
                                                                 EXPENSES     INCOME/(LOSS)    PORTFOLIO       EXPENSES TO
                                                                TO AVERAGE     TO AVERAGE      TURNOVER          AVERAGE
                                                                NET ASSETS     NET ASSETS        RATE          NET ASSETS
                                                                ------------------------------------------------------------
INTERMEDIATE BOND MASTER PORTFOLIO:
Year ended 3/31/2001........................................       0.45%(c)        6.61%          118%            0.46%(c)
Period ended 3/31/2000......................................       0.54+           6.10+           90             0.55+
Period ended 5/14/1999(a)...................................       0.38+           5.61+           19             0.42+
Year ended 2/28/1999(a).....................................       0.35            5.69           137             0.45
Year ended 2/28/1998(a).....................................       0.35            5.99           127             0.55
Year ended 2/28/1997(a).....................................       0.35            5.86            83             0.65
HIGH YIELD BOND MASTER PORTFOLIO:
Year ended 3/31/2001........................................       0.71%          11.14%           63%            0.72%
Period ended 3/31/2000(b)...................................       2.82+           5.16+           26             2.86+

---------------

 + Annualized.

(a) Represents financial information for the Pacific Horizon Intermediate Bond Master Portfolio, which was reorganized into Intermediate Bond Master Portfolio on May 21, 1999.

(b) High Yield Bond Master Portfolio commenced operations on February 14, 2000.

(c) The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST
  NOTES TO FINANCIAL STATEMENTS

Nations Master Investment Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. At March 31, 2001, the Trust offered ten separate portfolios. These financial statements pertain only to Intermediate Bond Master Portfolio and High Yield Bond Master Portfolio (each a "Master Portfolio" and collectively, the "Master Portfolios"). Financial statements for the other portfolios of the Trust are presented under separate cover.

The following investors were invested in the Master Portfolios at March 31, 2001:

Intermediate Bond Master Portfolio:
  Nations Intermediate Bond Fund..............  84.4%
  Nations Intermediate Bond Fund (Offshore)...  15.6%
High Yield Bond Master Portfolio:
  Nations High Yield Bond Fund................  93.1%
  Nations High Yield Bond Fund (Offshore).....   6.9%

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Master Portfolios in the preparation of their financial statements.

Securities valuation: Securities are generally valued using prices provided by a pricing service or based upon broker-dealer quotations. Certain prices provided by broker-dealers or the pricing service may be based on a matrix pricing system, which considers such factors as security prices, yields and maturities. Certain securities may be valued based upon quotes provided by one or more principal market makers. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be valued under procedures adopted by the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value.

Futures contracts: The Intermediate Bond Master Portfolio and High Yield Bond Master Portfolio may invest in futures contracts. Upon entering into a futures contract, a Master Portfolio is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Master Portfolio each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the market value of the contract. When the contract is closed, a Master Portfolio records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

Options: The Intermediate Bond Master Portfolio may purchase and write call and put options on non-U.S. stock index and interest rate futures contracts. A Master Portfolio may use such options on futures contracts in connection with its hedging strategies and for the purpose of yield enhancement in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing and selling the underlying futures.

The Master Portfolio may write covered call options and covered put options on securities in which it is permitted to invest from time to time in seeking to attain the Master Portfolio's objective. Call options written by a Master Portfolio give the holder the right to buy the underlying securities from the Master Portfolio at a stated exercise price; put options give the holder the right to sell the underlying security to the Master Portfolio at a stated price.

The Master Portfolio may write only covered options, which means that so long as a Master Portfolio is obligated as the writer of a call option, it is required to own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, a Master Portfolio is required to maintain in a separate account liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Master Portfolio may also write combinations of covered puts and calls on the same underlying security.

NATIONS MASTER INVESTMENT TRUST

The Master Portfolio typically receives a premium from writing a put or call option, which would increase the Master Portfolio's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium would reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Master Portfolio limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Master Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.

The Master Portfolio may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Master Portfolio will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different put option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Master Portfolio.

Foreign currency exchanges: The books and records of the Master Portfolios are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are exchanged into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are exchanged on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Master Portfolio and the amounts actually received. The effects of changes in foreign currency exchange rates on securities are not separately identified in the Statements of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

Forward foreign currency transactions: Generally, a Master Portfolio may enter into forward currency exchange contracts only under two circumstances: (i) when a Master Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock in" the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the investment adviser or sub-adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Master Portfolio as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, a Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset.

Forward foreign currency contracts will be used primarily to protect the Master Portfolios from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Master Portfolio's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of net assets. In addition, the Master Portfolios could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an

NATIONS MASTER INVESTMENT TRUST
accrual basis. Dividend income is recorded on ex-dividend date.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Master Portfolio enters into such transactions, it instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

In November 2000, a revised AICPA Audit and Accounting Guide (the "Guide"), Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require all of the Funds to classify gains and losses realized on principal paydowns received on mortgage-backed securities presently included in realized gain/loss, as part of interest income. Adopting this accounting principle will not affect the Funds' net asset value but will change the classification between interest income and realized gain/loss in the Statement of operations. The Funds expect that the impact of the adoption of this principle will not be material to the financial statements.

Federal income taxes: The Master Portfolios are treated as partnerships for federal income tax purposes and therefore are not subject to federal income tax. Each investor in the Master Portfolios will be subject to taxation on its allocated share of the Master Portfolio's ordinary income and capital gains.

Expenses: General expenses of the Trust are allocated to the Master Portfolios based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Master Portfolio are charged to such Master Portfolio.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

The Trust has entered into an investment advisory agreement (the "Investment Advisory Agreement") with Banc of America Advisors, Inc. ("BAAI"), a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BAAI provides investment advisory services to the Master Portfolios. Under the terms of the Investment Advisory Agreement, BAAI is entitled to receive an advisory fee, calculated daily and payable monthly, based on the following annual rates multiplied by the average daily net assets of each Master Portfolio:

                                                ANNUAL
                                                 RATE
                                                ------
Intermediate Bond Master Portfolio............  0.40%
High Yield Bond Master Portfolio..............  0.55%

The Trust has, on behalf of the Intermediate Bond Master Portfolio, entered into a sub-advisory agreement with BAAI and Banc of America Capital Management, Inc. ("BACAP"), a wholly-owned subsidiary of Bank of America, pursuant to which BACAP is entitled to receive a sub-advisory fee from BAAI at the maximum annual rate of 0.15% of the Master Portfolio's average daily net assets.

The Trust has, on behalf of the High Yield Bond Master Portfolio, entered into a sub-advisory agreement with BAAI and MacKay Shields LLC ("MacKay Shields") pursuant to which MacKay Shields is entitled to receive a sub-advisory fee from BAAI at the maximum annual rate of 0.40% of the Master Portfolio's average daily net assets up to and including $100 million; 0.375% over $100 million and up to and including $200 million and 0.35% over $200 million.

Stephens Inc. ("Stephens") and BAAI serve as co-administrators of the Trust. Under the co-administration agreements, Stephens and BAAI are currently entitled to receive a combined fee, computed daily and paid monthly, at the maximum annual rate of 0.05% of each Master Portfolio's average daily net assets. The Bank of New York ("BNY") serves as sub-administrator of the Trust pursuant to an agreement with BAAI. For the year ended March 31, 2001, BAAI earned 0.05% of each Master Portfolio's average daily net assets for its co-administration services.

BNY serves as the custodian of the Trust's assets. For the year ended March 31, 2001, expenses of the Master Portfolios were reduced by $6,185 under expense offset arrangements with BNY. The Master Portfolios could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

No officer, director or employee of Bank of America, BAAI or BACAP, or any affiliate thereof, receives any compensation from the Trust for serving as a Trustee or Officer of the Trust.

The Trust's eligible Trustees may participate in non-qualified deferred compensation and retirement plans

NATIONS MASTER INVESTMENT TRUST
which may be terminated at any time. All benefits provided under these plans are unfunded and any payments to plan participants are paid solely out of the Master Portfolios' assets. Income earned on each plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Nations Treasury Fund, a portfolio of Nations Fund, Inc., another registered investment company in the Nations Funds family. The expense for the deferred compensation and retirement plans is included in "Trustees' fees and expenses" in the Statements of operations.

The Master Portfolios have made daily investments of cash balances in the Nations Cash Reserves, a portfolio of Nations Reserves, pursuant to an exemptive order received from the Securities and Exchange Commission. For the year ended March 31, 2001, the Master Portfolios earned $474,705 in the aggregate from such investments, which is included in interest income.

3.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the year ended March 31, 2001 were as follows:

                                    PURCHASES     SALES
                                      (000)       (000)
                                    --------------------
Intermediate Bond Master
  Portfolio.......................   $63,063     $57,399
High Yield Bond Master
  Portfolio.......................    97,594      21,360

The aggregate cost of purchases and proceeds from sales of long-term U.S. government securities for the year ended March 31, 2001 were as follows:

                                   PURCHASES     SALES
                                     (000)       (000)
                                   --------------------
Intermediate Bond Master
  Portfolio......................  $103,905     $80,510

4.  FUTURES CONTRACTS

At March 31, 2001, the following Master Portfolio had futures contracts open:

                                                                                                               UNREALIZED
                                                                          VALUE OF CONTRACT   MARKET VALUE   APPRECIATION/
                                                              NUMBER OF      WHEN OPENED      OF CONTRACTS   (DEPRECIATION)
DESCRIPTION                                                   CONTRACTS         (000)            (000)           (000)
---------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE BOND MASTER PORTFOLIO:
U.S. 2 year Treasury Note Futures (long position) expiring
  June 2001(a)..............................................      45           $ 9,201          $ 9,269           $ 68
U.S. 5 year Treasury Note Futures (short position) expiring
  June 2001(a)..............................................     (35)           (3,639)          (3,693)           (54)
U.S. 10 year Treasury Note Futures (short position) expiring
  June 2001(a)..............................................     (25)           (2,614)          (2,655)           (41)
                                                                                                                  ----
         Total net unrealized depreciation..................                                                      $(27)
                                                                                                                  ====

---------------
(a) Securities have been segregated as collateral for the Intermediate Bond Master Portfolio for open futures contracts.

5.  FORWARD FOREIGN CURRENCY CONTRACTS

At March 31, 2001, the following Master Portfolio had forward foreign currency contracts outstanding:

                                                                  VALUE OF          VALUE OF                         UNREALIZED
                                                                  CONTRACT          CONTRACT      MARKET VALUE     APPRECIATION/
                                                                WHEN OPENED       WHEN OPENED      OF CONTRACT     (DEPRECIATION)
                                                              (LOCAL CURRENCY)    (US DOLLARS)    (US DOLLARS)      (US DOLLARS)
DESCRIPTION                                 LOCAL CURRENCY         (000)             (000)            (000)            (000)
---------------------------------------------------------------------------------------------------------------------------------
High Yield Bond:
Contracts to Sell:
Expiring June 27, 2001....................     Euro                (1,014)           $(929)           $(897)            $ 32
Expiring June 27, 2001....................     Euro                  (215)            (197)            (190)               7
Expiring June 27, 2001....................     Euro                  (208)            (192)            (184)               8
Expiring June 27, 2001....................     Euro                  (181)            (168)            (160)               8
Expiring June 27, 2001....................     Euro                  (412)            (364)            (364)              --
Expiring June 27, 2001....................     Pound                 (320)            (460)            (454)               6
                                             Sterling
                                                                                                                        ----
Total net unrealized appreciation.........                                                                              $ 61
                                                                                                                        ====

NATIONS MASTER INVESTMENT TRUST

6.  LINES OF CREDIT

The Trust participates with other Nations Funds in an uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. Each participating Master Portfolio maintains a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1. For the year ended March 31, 2001, there were no borrowings by the Master Portfolios under the Agreement.

The Trust also participated with other Nations Funds in a committed line of credit provided by BNY that was terminated on December 7, 2000. Interest on borrowings under the committed line was payable at a specified Federal Funds rate plus 0.50% on an annualized basis. A facility fee of 0.09% per annum of the total amounts available under the line of credit was charged, of which each Master Portfolio paid its pro rata share. This fee was paid quarterly in arrears. Each participating Master Portfolio was required to maintain an asset coverage ratio of at least 300% under the terms of the arrangement. For the period ended December 7, 2000, there were no borrowings by the Master Portfolios under the committed line of credit.

7.  SECURITIES LENDING

Under an agreement with BNY, the Master Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned. The cash collateral received is invested in Nations Cash Reserves. A portion of the income generated by the investment of the collateral, net of any rebates paid by BNY to borrowers, is remitted to BNY as lending agent, and the remainder is paid to the Master Portfolios. Generally, in the event of counterparty default, the Master Portfolio has the right to use the collateral to offset losses incurred. There would be a potential loss to the Master Portfolio in the event the Master Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Master Portfolio bears the risk of loss with respect to the investment of collateral.

At March 31, 2001, the following Master Portfolios had securities on loan:

                                    MARKET VALUE OF      MARKET VALUE
                                   LOANED SECURITIES    OF COLLATERAL
                                         (000)              (000)
----------------------------------------------------------------------
Intermediate Bond Master
 Portfolio.......................       $13,105            $13,571
High Yield Bond Master
 Portfolio.......................         4,830              5,149

8.  REORGANIZATION OF MASTER INVESTMENT TRUST, SERIES I

On May 21, 1999, Intermediate Bond Master Portfolio, a newly established portfolio, acquired the assets and assumed the liabilities of the Pacific Horizon Intermediate Bond Master Portfolio ("Acquired Portfolio"), a series of Master Investment Trust, Series I, pursuant to a plan of reorganization approved by its investors. The acquisition was accomplished by a tax-free exchange of shares of Intermediate Bond Master Portfolio in an amount equal to the outstanding interests of the Acquired Portfolio. The financial statements of the Intermediate Bond Master Portfolio reflect the historical financial results of the Acquired Portfolio prior to the reorganization. Additionally, the fiscal year end of the Intermediate Bond Master Portfolio for financial reporting purposes was changed to coincide with that of the Trust.

9.  SUBSEQUENT EVENT

On April 5, 2001, BAAI and BACAP reorganized into successor entities named Banc of America Advisors, LLC and Banc of America Capital Management, LLC, respectively. The successor entities are organized as limited liability companies under the laws of the State of North Carolina.

NATIONS MASTER INVESTMENT TRUST
  REPORT OF INDEPENDENT ACCOUNTANTS

TO THE INVESTORS AND TRUSTEES OF NATIONS MASTER INVESTMENT TRUST

In our opinion, the accompanying statements of net assets, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of Nations Intermediate Bond Master Portfolio and Nations High Yield Bond Master Portfolio (portfolios of Nations Master Investment Trust, hereafter referred to as the "Portfolios") at March 31, 2001, and the results of each of their operations, the changes in each of their net assets and the supplementary data for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
May 16, 2001

THE NATIONS FUNDS FAMILY OF FUNDS
A spectrum of fund choices for building a total asset-allocation strategy


LOWER RISK/REWARD POTENTIAL

MONEY MARKET FUNDS
Nations Prime Fund
Nations Cash Reserves
Nations Money Market Reserves
Nations Government Money Market Fund
Nations Government Reserves
Nations Treasury Fund
Nations Treasury Reserves
Nations Tax Exempt Fund
Nations Municipal Reserves
Nations California Tax-Exempt Reserves


FIXED INCOME FUNDS
INCOME FUNDS
Nations High Yield Bond Fund
Nations Strategic Income Fund
Nations U.S. Government Bond Fund
Nations Government Securities Fund
Nations Bond Fund
Nations Intermediate Bond Fund
Nations Short-Intermediate Government Fund
Nations Short-Term Income Fund

TAX-EXEMPT INCOME FUNDS
Nations Municipal Income Fund
Nations State-Specific Long-Term Municipal
Bond Funds (CA, FL, GA, KS,
MD, NC, SC, TN, TX, VA)
Nations Intermediate Municipal Bond Fund
Nations State-Specific Intermediate Municipal
Bond Funds (FL, GA, MD,
NC, SC, TN, TX, VA)
Nations Short-Term Municipal Income Fund


EQUITY FUNDS
GROWTH FUNDS
Nations Financial Services Fund
Nations Small Company Fund
Nations Marsico 21st Century Fund
Nations MidCap Growth Fund
Nations Marsico Focused Equities Fund
Nations Aggressive Growth Fund
Nations Capital Growth Fund
Nations Strategic Growth Fund
Nations Blue Chip Fund

GROWTH AND INCOME FUNDS
Nations Marsico Growth & Income Fund
Nations Value Fund
Nations Classic Value Fund
Nations Equity Income Fund
Nations Asset Allocation Fund
Nations Balanced Assets Fund
Nations Convertible Securities Fund


INTERNATIONAL/GLOBAL FUNDS
Nations Emerging Markets Fund
Nations Marsico International Opportunities Fund
Nations International Equity Fund
Nations International Value Fund
Nations Global Value Fund

HIGHER RISK/REWARD POTENTIAL

     INDEX FUNDS
     Nations Managed Index Fund
     Nations LargeCap Index Fund
     Nations MidCap Index Fund
     Nations SmallCap Index Fund

     ASSET ALLOCATION PORTFOLIOS
     Nations LifeGoal Balanced Growth Portfolio
     Nations LifeGoal Growth Portfolio
     Nations LifeGoal Income and Growth Portfolio

FIXEDAR (3/01)